SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                           Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Aberdeen Street Trust, Fidelity Advisor Series II, Fidelity Advisor Series IV, Fidelity California Municipal Trust, Fidelity California Municipal Trust II, Fidelity Central Investment Portfolios II LLC, Fidelity Charles Street Trust, Fidelity Colchester Street Trust, Fidelity Court Street Trust, Fidelity Court Street Trust II, Fidelity Garrison Street Trust, Fidelity Hereford Street Trust, Fidelity Income Fund, Fidelity Massachusetts Municipal Trust, Fidelity Merrimack Street Trust, Fidelity Municipal Trust, Fidelity New York Municipal Trust, Fidelity New York Municipal Trust II, Fidelity Newbury Street Trust, Fidelity Oxford Street Trust, Fidelity Oxford Street Trust II, Fidelity Phillips Street Trust, Fidelity Revere Street Trust, Fidelity Salem Street Trust, Fidelity School Street Trust, Fidelity Union Street Trust, and Fidelity Union Street Trust II

(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY ABERDEEN STREET TRUST

FIDELITY ADVISOR SERIES II

FIDELITY ADVISOR SERIES IV

FIDELITY CALIFORNIA MUNICIPAL TRUST

FIDELITY CALIFORNIA MUNICIPAL TRUST II

FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC

FIDELITY CHARLES STREET TRUST

FIDELITY COLCHESTER STREET TRUST

FIDELITY COURT STREET TRUST

FIDELITY COURT STREET TRUST II

FIDELITY GARRISON STREET TRUST

FIDELITY HEREFORD STREET TRUST

FIDELITY INCOME FUND

FIDELITY MASSACHUSETTS MUNICIPAL TRUST

FIDELITY MERRIMACK STREET TRUST

FIDELITY MUNICIPAL TRUST

FIDELITY NEW YORK MUNICIPAL TRUST

FIDELITY NEW YORK MUNICIPAL TRUST II

FIDELITY NEWBURY STREET TRUST

FIDELITY OXFORD STREET TRUST

FIDELITY OXFORD STREET TRUST II

FIDELITY PHILLIPS STREET TRUST

FIDELITY REVERE STREET TRUST

FIDELITY SALEM STREET TRUST

FIDELITY SCHOOL STREET TRUST

FIDELITY UNION STREET TRUST

FIDELITY UNION STREET TRUST II

Dear Shareholder:

A special meeting of shareholders of the above-named trusts (the trusts) will be held on October 18, 2023. Appendix A in the enclosed proxy statement contains a list of funds in the trusts (the funds). The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder and a valued Fidelity customer, you can make your voice heard.

Proxy campaigns are costly, so your timely vote will help to control expenses that are borne by shareholders. This letter and accompanying proxy statement contain important information about the proposal and the materials to use when casting your vote.

Please read the proxy materials and cast your vote. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal to elect a Board of Trustees has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. To cast your vote, you may:

•	Visit the web site indicated on your proxy card(s) or notice(s), enter the control number found on the card(s) or notices, and follow the on-line instructions; OR

•	Call the toll-free number on your proxy card(s) or available to you on the web site indicated on your notice(s), enter the control number found on the card(s) or notice(s), and follow the recorded instructions; OR

•	If you have received a paper copy of the proxy card(s), complete the proxy card(s) and return the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at the toll-free number on your notice(s) or proxy card(s). We will be glad to help you submit your vote. Thank you for voting your shares and for your confidence in entrusting Fidelity with your investments.

Sincerely,

Abigail P. Johnson

Chairman, Board of Trustees

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. We have provided a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

Have the funds’ Boards of Trustees approved the proposal?

Yes. The Boards of Trustees have unanimously approved the proposal and recommends that you vote to approve it.

General Questions on the Proxy

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third-party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. The trust attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is August 21, 2023.

How do I vote my shares?

You can vote your shares by visiting the web site indicated on your proxy card(s) or notice(s), entering the control number found on the card(s) or notice(s), and following the on-line instructions. You may also vote by touch-tone telephone by calling the toll-free number on your proxy card(s) or available to you on the web site indicated on your notice(s) and following the recorded instructions. In addition, if you have requested paper proxy materials, you may vote by completing and signing the proxy card(s) and mailing them in the postage-paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at the toll-free number on your proxy card(s) or notice(s).

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

FIAA23-PXL-0823 1.9910173.100

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on October 18, 2023

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.www.proxyvote.com/proxy.

FIDELITY ABERDEEN STREET TRUST

FIDELITY ADVISOR SERIES II

FIDELITY ADVISOR SERIES IV

FIDELITY CALIFORNIA MUNICIPAL TRUST

FIDELITY CALIFORNIA MUNICIPAL TRUST II

FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC

FIDELITY CHARLES STREET TRUST

FIDELITY COLCHESTER STREET TRUST

FIDELITY COURT STREET TRUST

FIDELITY COURT STREET TRUST II

FIDELITY GARRISON STREET TRUST

FIDELITY HEREFORD STREET TRUST

FIDELITY INCOME FUND

FIDELITY MASSACHUSETTS MUNICIPAL TRUST

FIDELITY MERRIMACK STREET TRUST

FIDELITY MUNICIPAL TRUST

FIDELITY NEW YORK MUNICIPAL TRUST

FIDELITY NEW YORK MUNICIPAL TRUST II

FIDELITY NEWBURY STREET TRUST

FIDELITY OXFORD STREET TRUST

FIDELITY OXFORD STREET TRUST II

FIDELITY PHILLIPS STREET TRUST

FIDELITY REVERE STREET TRUST

FIDELITY SALEM STREET TRUST

FIDELITY SCHOOL STREET TRUST

FIDELITY UNION STREET TRUST

FIDELITY UNION STREET TRUST II

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-800-544-8544 (RETAIL FUNDS AND/OR CLASSES)

1-800-FIDELITY (FIDELITY ETFS)

1-877-208-0098 (ADVISOR CLASSES)

1-800-835-5092 (K6 FUNDS AND/OR CLASS K)

1-877-297-2952 (FIDELITY®  INVESTMENTS MONEY MARKET FUNDS)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trusts:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held on October 18, 2023, at 8:00 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on August 21, 2023, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
MARGARET CAREY
Secretary

August 21, 2023

Your vote is important – please vote your shares promptly.

The Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication. You will not be able to attend the Meeting in person. To participate in the Meeting, you must register at https://viewproxy.com/fidelityfunds/broadridgevsm/. You will be required to enter your name, an email address, and the control number found on your proxy card or notice you previously received. If you have lost or misplaced your control number, call Fidelity 1-800-544-8544 (Retail funds and/or classes), 1-800-FIDELITY (Fidelity ETFs), 1-877-208-0098 (Advisor classes only), 1-800-835-5092 (K6 funds and/or Class K), or 1-877-297-2952 (Fidelity® Investments Money Market Funds) to verify your identity and obtain your control number. Requests for registration must be received no later than 5:00 p.m. ET on Tuesday, October 17, 2023. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com/proxy. You will need your control number to vote.

Questions from shareholders to be considered at a Meeting must be submitted to Broadridge at https://viewproxy.com/fidelityfunds/broadridgevsm/ no later than 8:00 a.m. ET on Tuesday, October 17, 2023.

Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m. ET on October 17, 2023. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/fidelityfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to follow the instructions available on the Meeting’s website during the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr. UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.
3.	Enter the number found in either the box on the front of your proxy card or on the proposal page(s) of your notice.
4.	Follow the recorded or on-line instructions to cast your vote up until 11:59 p.m. ET on October 17, 2023.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY ABERDEEN STREET TRUST

FIDELITY ADVISOR SERIES II

FIDELITY ADVISOR SERIES IV

FIDELITY CALIFORNIA MUNICIPAL TRUST

FIDELITY CALIFORNIA MUNICIPAL TRUST II

FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC

FIDELITY CHARLES STREET TRUST

FIDELITY COLCHESTER STREET TRUST

FIDELITY COURT STREET TRUST

FIDELITY COURT STREET TRUST II

FIDELITY GARRISON STREET TRUST

FIDELITY HEREFORD STREET TRUST

FIDELITY INCOME FUND

FIDELITY MASSACHUSETTS MUNICIPAL TRUST

FIDELITY MERRIMACK STREET TRUST

FIDELITY MUNICIPAL TRUST

FIDELITY NEW YORK MUNICIPAL TRUST

FIDELITY NEW YORK MUNICIPAL TRUST II

FIDELITY NEWBURY STREET TRUST

FIDELITY OXFORD STREET TRUST

FIDELITY OXFORD STREET TRUST II

FIDELITY PHILLIPS STREET TRUST

FIDELITY REVERE STREET TRUST

FIDELITY SALEM STREET TRUST

FIDELITY SCHOOL STREET TRUST

FIDELITY UNION STREET TRUST

FIDELITY UNION STREET TRUST II

TO BE HELD ON OCTOBER 18, 2023

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on October 18, 2023 at 8:00 a.m. ET. The Board of Trustees and Fidelity Management & Research Company LLC (FMR) have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person. Appendix A contains a list of the funds in each trust (the funds).

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of the Notice of Internet Availability of Proxy Materials and the distribution of this Proxy Statement and the accompanying proxy card on or about August 21, 2023. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, Broadridge Financial Services, Inc. (Broadridge) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds may also arrange to have votes recorded by telephone. Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at www.proxyvote.com/proxy to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

Unless otherwise indicated in Appendix A, the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations will be paid by each fund. For a fund whose management contract with FMR obligates FMR to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, the investment adviser for each Fund except Fidelity Commodity Strategy Fund, Fidelity Commodity Strategy Central Fund, Fidelity SAI Inflation-Focused Fund, and Fidelity Series Commodity Strategy Fund, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Geode Capital Management, LLC (Geode), the investment adviser for Fidelity Commodity Strategy Fund, Fidelity Commodity Strategy Central Fund, Fidelity SAI Inflation-Focused Fund, and Fidelity Series Commodity Strategy Fund, is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110. Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix C. The principal business address of Fidelity Distributors Company LLC, each fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the virtual Meeting and voting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of each trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

With respect to fund shares for which National Financial Services LLC (NFS) is the broker of record, as the record holder for your shares, your shares will be voted based on your instructions. Please provide your voting instructions before the meeting. If you do not provide your voting instructions, NFS may vote your shares at its discretion as permitted by New York Stock Exchange rules. If you sign and return your voting instruction form, NFS will vote any unmarked items consistent with the board's recommendations. If your fund shares are held by a bank, your shares cannot be voted without your specific instructions.

Shares of each fund and class, if applicable, issued and outstanding as of June 30, 2023 are indicated in Appendix D.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix E.

Certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR Proposal 1. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted. Certain funds and accounts that are managed by FMR or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.

Shareholders of record at the close of business on August 21, 2023 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, call Fidelity at call Fidelity 1-800-544-8544 (Retail funds and/or classes), 1-800-FIDELITY (Fidelity ETFs), 1-877-208-0098 (Advisor classes only), 1-800-835-5092 (K6 funds and/or Class K), or 1-877-297-2952 (Fidelity®  Investments Money Market Funds), visit Fidelity’s web sites at www.fidelity.com, institutional.fidelity.com, or www.401k.com (plan accounts), or write to Fidelity Distributors Company LLC at 900 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable trust present or represented by proxy at the Meeting. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

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PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees of each trust. Pursuant to the provisions of the Trust Instrument or Declaration of Trust of each trust, the Trustees have determined that the number of Trustees shall be fixed at 13 for all trusts other than Fidelity Salem Street Trust and at 14 for Fidelity Salem Street Trust. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Appendix F shows the composition of the Board of Trustees of each trust and the length of service of each Trustee and Member of the Advisory Board. Except for Laura M. Bishop, Robert W. Helm, Carol J. Zierhoffer, and Christine J. Thompson, all nominees named below are currently Trustees of each trust and have served in that capacity continuously since originally elected or appointed. Certain nominees were previously elected by shareholders to serve as Trustees of certain trusts, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders of all trusts. Ms. Bishop, Mr. Helm, and Ms. Zierhoffer are currently Members of the Advisory Board of each trust. Ms. Bishop, Mr. Helm, and Ms. Zierhoffer were selected by the trust’s Governance and Nominating Committee and were appointed as Members of the Advisory Board effective September 1, 2022, June 1, 2021, and March 1, 2023, respectively. With respect to the nominees not previously elected by shareholders of one or more trusts, the trusts’ Governance and Nominating Committee identified Ann E. Dunwoody, Mark A. Murray, and Mr. Helm as candidates, an executive officer of FMR recommended Jennifer Toolin McAuliffe and Ms. Thompson as nominees, and a third-party search firm retained by the Independent Trustees recommended Ms. Bishop and Ms. Zierhoffer as nominees. The Governance and Nominating Committee has recommended all Independent Trustee candidates.

Except for Ms. Bishop, Mr. Helm, Ms. Zierhoffer, and Ms. Thompson, each of the nominees currently oversees 313 Fidelity funds. If elected, each nominee will oversee 313 Fidelity funds upon effectiveness of their election with respect to all trusts. Jonathan Chiel currently oversees 191 Fidelity funds.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL‘s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.

*	Determined to be an “Interested Nominee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+	The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

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Christine J. Thompson (1958)

Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity funds.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Laura M. Bishop (1961)

Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).

Ann E. Dunwoody (1953)

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

+	The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.
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Robert F. Gartland (1951)

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Robert W. Helm (1957)

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon.

Arthur E. Johnson (1947)

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank‘s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization‘s equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Mark A. Murray (1954)

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

Carol J. Zierhoffer (1960)

Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).

As of June 30, 2023, because certain funds’ total outstanding shares were held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent, Abigail P. Johnson may be deemed to be a beneficial owner of these shares by virtue of her ownership interest in FMR LLC. These funds and the beneficial ownership interests of FMR and/or another entity or entities of which FMR LLC is the ultimate parent are listed in Appendix H.

As of June 30, 2023, the Trustees and nominees for election as Trustee and the officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.

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During the period September 1, 2021 through June 30, 2023, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Appendix G sets forth the number of Board meetings held during each fund’s last fiscal year.

For more information about the current Trustees who are not nominees in this Proxy Statement, refer to the section entitled “Trustees, Advisory Board Members, and Officers of the Funds.” For information about the funds’ Board structure and risk oversight function, and current standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

The dollar range of equity securities beneficially owned as of June 30, 2023 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee or Trustees is included in Appendix H.

Trustee compensation information for each fund covered by this Proxy Statement is included in Appendix I.

The Board of Trustees recommends that shareholders vote FOR the Proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS, AND

OFFICERS OF THE FUNDS

Appendix F shows the composition of the Board of Trustees of each trust and the Advisory Board Members, if any, of each trust. The executive officers of the funds include: Heather Bonner, Craig S. Brown, John J. Burke III, Margaret Carey, David J. Carter, Jonathan Davis, Laura M. Del Prato, Robin Foley, Christopher M. Gouveia, Colm A. Hogan, William Irving, David Lane Chris Maher, Brett Segaloff, Stacie M. Smith, and Jim Wegmann. Additional information about Ms. Acton, Ms. Dunwoody, Mr. Engler, Mr. Gartland, Mr. Johnson, Mr. Kenneally, and Mr. Murray, can be found in Proposal 1. Additional information about Mr. Chiel and the officers of the funds can be found in the following table.

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney‘s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

*	Determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the trusts or various entities under common control with FMR.
+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
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Advisory Board Members and Officers:

The officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation

Laura M. Bishop (1961)

Year of Election or Appointment: 2022

Member of the Advisory Board

Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon.

Carol J. Zierhoffer (1960)

Year of Election or Appointment: 2023

Member of the Advisory Board

Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

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Margaret Carey (1973)

Year of Election or Appointment: 2023

Secretary and Chief Legal Officer (CLO)

Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Robin Foley (1964)

Year of Election or Appointment: 2023

Vice President

Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity’s Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).

Christopher M. Gouveia (1973)

Year of Election or Appointment: 2023

Chief Compliance Officer

Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

William Irving (1964)

Year of Election or Appointment: 2023

Vice President

Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).

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David Lane (1967)

Year of Election or Appointment: 2023

Vice President

Mr. Lane also serves as Vice President of other funds. Mr. Lane is the President and Chief Executive Officer of Geode Capital Management, LLC (2023-present). Previously, Mr. Lane served as Head of Global Equity Trading for FMR’s Equity division (2018-2022).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Ms. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

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Fidelity® funds are overseen by different Boards of Trustees. The funds‘ Board oversees Fidelity‘s investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity‘s alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds‘ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds‘ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds‘ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board‘s committees has responsibility for overseeing different aspects of the funds‘ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board‘s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds‘ Chief Compliance Officer (CCO), FMR‘s internal auditor, the independent accountants, the funds‘ Treasurer and portfolio management personnel, make periodic reports to the Board‘s committees, as appropriate, including an annual review of Fidelity‘s risk management program for the Fidelity® funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds‘ CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO‘s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds‘ Treasurer, with the funds‘ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds‘ outside auditors, and with the funds‘ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds‘ service providers (to the extent such controls impact the funds‘ financial statements); (ii) the funds‘ auditors and the annual audits of the funds‘ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund‘s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds‘ service providers‘ internal controls and reviews the adequacy and effectiveness of the service providers‘ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds‘ ability to record, process, summarize, and report financial data; (ii) any change

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in the fund‘s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund‘s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds‘ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds‘ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds‘ financial reporting process from the funds‘ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds‘ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds‘ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds‘ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds‘ major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds‘ valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee‘s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds‘ or the Board of Trustees‘ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee‘s scope of responsibilities, and may retain, at the funds‘ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or

12

accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds‘ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is attached as Exhibit 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), has been selected as the independent registered public accounting firm for each fund, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms audit annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

Each trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix J presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix K presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix L presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

13

There were no non-audit services approved or required to be approved by the trusts’ Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trusts, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

14

EXHIBIT 1

Fixed Income And Asset Allocation Funds Governance And Nominating Committee Charter

I. Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, “FMR”) or Geode Capital Management, LLC comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees.” The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have three members. Membership will include those three trustees having the longest service time as a Trustee, excluding any Trustee who has previously served on the Committee or who declines membership as contemplated by the last sentence of this section II.A. Membership will be approved by a vote of the Independent Trustees on an annual basis. An eligible Trustee may decline participation causing replacement by the Independent Trustee with the next longest service time.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and serve as, and have all of the responsibilities of, the lead Independent Trustee. The Chair shall serve for a maximum term of three years. In the absence of such Chair or any Vice Chair at any meeting, a majority of the members of the Committee may designate an acting Chair of the Committee (who shall also in such circumstances be the acting lead Independent Trustee). Following the expiration of the Chair’s term, he or she shall retire from the Committee.

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and of meetings of the Independent Trustees and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

(3) At meetings of the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee or meetings of the Independent Trustees.

(4) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually and more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of teleconference or videoconference or other communications equipment by means of which all persons participating in the meeting can communicate with each other and hear and be heard by the others, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

1	The term “Funds” includes the investment-grade bond funds, the money market funds, the asset allocation funds and certain equity funds. The term “Funds” does not include any fund not overseen by the FIAA Board of Trustees.
Ex1-1

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

E. Particular Actions of the Committee

The Committee will:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Review Trustee compensation on a periodic basis but no less frequently than every three years and adopt any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations to the Board on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Recommend the size and membership (including the chair and vice chair if any) of each standing or ad hoc Board Committee. The members of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee, with the chairs periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Independent Trustees orientation and training.

(9) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(10) Monitor the performance of legal counsel employed by both the Funds and the Independent Trustees and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and FMR and the Committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(11) Approve Independent Trustee administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(12) Oversee compliance with the provisions of the Code of Ethics applicable to the Independent Trustees, and supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(13) Review the functioning of the Board and Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Committees.

(14) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “recommended practices” in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(15) Recommend that the Board or the Independent Trustees establish such special or ad hoc Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board or of the Independent Trustees, or any individual Trustee, to make such a recommendation at any time.

Ex1-2

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. The Chair shall, or shall appoint an Independent Trustee to, facilitate the annual self-evaluation.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

G. Evaluation of the Continuing Participation of Independent Trustees

The Committee shall be responsible to assess whether any Independent Trustee, based on his or her continuing interest and commitment or level of participation, or on other specific and relevant reasons, in respect of the Funds, should not stand for election to the Board of Trustees at the next annual meeting of any Funds or, if no such annual meeting is scheduled for that year, should retire from the Board of Trustees within an appropriate time.

If the Committee determines that there is a reasonable basis, in its view, for concern about a particular Independent Trustee (an “Identified Trustee”), the Committee, under the leadership of the Chair, shall consult with each other Independent Trustee, including the Identified Trustee, as to the bases for the Committee’s concern, and the Committee thereafter shall take such action or make such suggestions as appropriate, including privately suggesting that such Independent Trustee retire.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee will:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of the Chair, etc.

(1) Each year the Committee will nominate a Chair of the Independent Trustees, which is generally expected to be the Trustee having the longest service time on the current Governance and Nominating Committee. The Chair will be elected annually by a majority vote of the Independent Trustees

Ex1-3

(2) The Committee will establish from time to time and as appropriate a procedure to choose a successor to the Chair from the Committee with the objective that such successor shall be designated by a majority of the Independent Trustees as the Vice Chair of the Committee not later than one year before the expiration of the Chair’s term in order that there will be an orderly transition between them.

(3) Such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

(4) In the event of the death, incapacity or resignation of the Chair, the Vice Chair (if any) shall become the Chair without further action of the Committee or the Independent Trustees, and, in the absence of a Vice Chair, the remaining members of the Committee shall designate an acting Chair and initiate promptly a procedure to choose a successor Chair (who may be the acting Chair) by the vote of a majority of the Independent Trustees.

Ex1-4

APPENDIX A

List of trusts and funds, most recent fiscal year ends, and fund auditors.

Trust/Fund	Auditor	FYE
FIDELITY ABERDEEN STREET TRUST
Fidelity Advisor Freedom 2005 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2010 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2015 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2020 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2025 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2030 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2035 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2040 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2045 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2050 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2055 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2060 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom 2065 Fund	Deloitte	3/31/23
Fidelity Advisor Freedom Income Fund	Deloitte	3/31/23
Fidelity Flex Freedom Blend 2005 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2010 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2015 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2020 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2025 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2030 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2035 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2040 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2045 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2050 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2055 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2060 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend 2065 Fund	PwC	3/31/23
Fidelity Flex Freedom Blend Income Fund	PwC	3/31/23
Fidelity Freedom 2005 Fund	PwC	3/31/23
Fidelity Freedom 2010 Fund	PwC	3/31/23
Fidelity Freedom 2015 Fund	PwC	3/31/23
Fidelity Freedom 2020 Fund	PwC	3/31/23
Fidelity Freedom 2025 Fund	PwC	3/31/23
Fidelity Freedom 2030 Fund	PwC	3/31/23
Fidelity Freedom 2035 Fund	PwC	3/31/23
Fidelity Freedom 2040 Fund	PwC	3/31/23
Fidelity Freedom 2045 Fund	PwC	3/31/23
Fidelity Freedom 2050 Fund	PwC	3/31/23
Fidelity Freedom 2055 Fund	PwC	3/31/23
Fidelity Freedom 2060 Fund	PwC	3/31/23
Fidelity Freedom 2065 Fund	PwC	3/31/23
Fidelity Freedom Income Fund	PwC	3/31/23
Fidelity Freedom Blend 2005 Fund	PwC	3/31/23
Fidelity Freedom Blend 2010 Fund	PwC	3/31/23
Fidelity Freedom Blend 2015 Fund	PwC	3/31/23
Fidelity Freedom Blend 2020 Fund	PwC	3/31/23
Fidelity Freedom Blend 2025 Fund	PwC	3/31/23
A-1

Trust/Fund	Auditor	FYE
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Blend 2030 Fund	PwC	3/31/23
Fidelity Freedom Blend 2035 Fund	PwC	3/31/23
Fidelity Freedom Blend 2040 Fund	PwC	3/31/23
Fidelity Freedom Blend 2045 Fund	PwC	3/31/23
Fidelity Freedom Blend 2050 Fund	PwC	3/31/23
Fidelity Freedom Blend 2055 Fund	PwC	3/31/23
Fidelity Freedom Blend 2060 Fund	PwC	3/31/23
Fidelity Freedom Blend 2065 Fund	PwC	3/31/23
Fidelity Freedom Blend Income Fund	PwC	3/31/23
Fidelity Freedom Index 2005 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2010 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2015 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2020 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2025 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2030 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2035 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2040 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2045 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2050 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2055 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2060 Fund*	Deloitte	3/31/23
Fidelity Freedom Index 2065 Fund	Deloitte	3/31/23
Fidelity Freedom Index Income Fund*	Deloitte	3/31/23
Fidelity Multi-Asset Index Fund*	PwC	2/28/23
Fidelity Sustainable Target Date 2010 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2015 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2020 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2025 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2030 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2035 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2040 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2045 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2050 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2055 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2060 Fund	PwC	3/31/23
Fidelity Sustainable Target Date 2065 Fund	PwC	3/31/23
Fidelity Sustainable Target Date Income Fund	PwC	3/31/23
FIDELITY ADVISOR SERIES II
Fidelity Advisor Limited Term Bond Fund	PwC	8/31/22
Fidelity Advisor Mortgage Securities Fund*	PwC	8/31/22
Fidelity Advisor Strategic Income Fund	Deloitte	12/31/22
Fidelity Series Investment Grade Securitized Fund	Deloitte	8/31/22
FIDELITY ADVISOR SERIES IV
Fidelity Limited Term Government Fund*	PwC	11/30/22
FIDELITY CALIFORNIA MUNICIPAL TRUST
Fidelity California Limited Term Tax-Free Bond Fund	PwC	2/28/23
Fidelity California Municipal Income Fund	PwC	2/28/23
FIDELITY CALIFORNIA MUNICIPAL TRUST II
Fidelity California Municipal Money Market Fund*	PwC	2/28/23
A-2

Trust/Fund	Auditor	FYE
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC
Fidelity Inflation-Protected Bond Index Central Fund	Deloitte	9/30/22
Fidelity International Credit Central Fund	PwC	12/31/22
Fidelity Investment Grade Bond Central Fund	Deloitte	9/30/22
FIDELITY CHARLES STREET TRUST
Aggressive Growth Allocation Fund	PwC	9/30/22
Balanced Allocation Fund	PwC	9/30/22
Fidelity Asset Manager 20%	Deloitte	9/30/22
Fidelity Asset Manager 30%	Deloitte	9/30/22
Fidelity Asset Manager 40%	Deloitte	9/30/22
Fidelity Asset Manager 50%	Deloitte	9/30/22
Fidelity Asset Manager 60%	Deloitte	9/30/22
Fidelity Asset Manager 70%	Deloitte	9/30/22
Fidelity Asset Manager 85%	Deloitte	9/30/22
Fidelity Health Savings Fund	Deloitte	9/30/22
Fidelity Health Savings Index Fund	Deloitte	9/30/22
Fidelity Sustainable Multi-Asset Fund	Deloitte	9/30/22
Growth Allocation Fund	PwC	9/30/22
Moderate with Income Allocation Fund	PwC	9/30/22
FIDELITY COLCHESTER STREET TRUST
Government Portfolio	Deloitte	3/31/23
Money Market Portfolio	Deloitte	3/31/23
Tax-Exempt Portfolio	Deloitte	3/31/23
Treasury Only Portfolio	Deloitte	3/31/23
Treasury Portfolio	Deloitte	3/31/23
FIDELITY COURT STREET TRUST
Fidelity Connecticut Municipal Income Fund	PwC	11/30/22
Fidelity New Jersey Municipal Income Fund	PwC	11/30/22
FIDELITY COURT STREET TRUST II
Fidelity New Jersey Municipal Money Market Fund*	PwC	11/30/22
FIDELITY GARRISON STREET TRUST
Fidelity Education Income Fund	Deloitte	8/31/22
Fidelity Money Market Central Fund	Deloitte	9/30/22
VIP Investment Grade Central Fund	Deloitte	12/31/22
FIDELITY HEREFORD STREET TRUST
Fidelity Flex Government Money Market Fund	PwC	4/30/23
Fidelity Government Money Market Fund	PwC	4/30/23
Fidelity Money Market Fund	PwC	4/30/23
Fidelity Series Treasury Bill Index Fund	Deloitte	4/30/23
Fidelity Treasury Only Money Market Fund*	PwC	4/30/23
FIDELITY INCOME FUND
Fidelity Environmental Bond Fund	PwC	8/31/22
Fidelity GNMA Fund*	PwC	7/31/23
Fidelity Government Income Fund*	PwC	8/31/22
Fidelity Intermediate Government Income Fund*	PwC	8/31/22
Fidelity Managed Retirement 2010 Fund	Deloitte	7/31/23
Fidelity Managed Retirement 2015 Fund	Deloitte	7/31/23
Fidelity Managed Retirement 2020 Fund	Deloitte	7/31/23
Fidelity Managed Retirement 2025 Fund	Deloitte	7/31/23

A-3

Trust/Fund	Auditor	FYE
FIDELITY INCOME FUND (continued)
Fidelity Managed Retirement 2030 Fund	Deloitte	7/31/23
Fidelity Managed Retirement 2035 Fund	Deloitte	7/31/23
Fidelity Managed Retirement Income Fund	Deloitte	7/31/23
Fidelity Series Government Bond Index Fund	PwC	8/31/22
Fidelity Simplicity RMD 2010 Fund	Deloitte	7/31/23
Fidelity Simplicity RMD 2015 Fund	Deloitte	7/31/23
Fidelity Simplicity RMD 2020 Fund	Deloitte	7/31/23
Fidelity Simplicity RMD 2025 Fund	Deloitte	7/31/23
Fidelity Simplicity RMD 2030 Fund	Deloitte	7/31/23
Fidelity Simplicity RMD Income Fund	Deloitte	7/31/23
Fidelity Total Bond Fund*	PwC	8/31/22
Fidelity Total Bond K6 Fund	Deloitte	8/31/22
FIDELITY MASSACHUSETTS MUNICIPAL TRUST
Fidelity Massachusetts Municipal Income Fund	Deloitte	1/31/23
Fidelity Massachusetts Municipal Money Market Fund*	Deloitte	1/31/23
FIDELITY MERRIMACK STREET TRUST
Fidelity Corporate Bond ETF*	PwC	8/31/22
Fidelity Investment Grade Bond ETF	PwC	8/31/22
Fidelity Investment Grade Securitized ETF	PwC	8/31/22
Fidelity Limited Term Bond ETF*	PwC	8/31/22
Fidelity Low Duration Bond Factor ETF	PwC	8/31/22
Fidelity Sustainable Core Plus Bond ETF	Deloitte	8/31/22
Fidelity Sustainable Low Duration Bond ETF	Deloitte	8/31/22
Fidelity Tactical Bond ETF	Deloitte	8/31/22
Fidelity Total Bond ETF*	PwC	8/31/22
FIDELITY MUNICIPAL TRUST
Fidelity Conservative Income Municipal Bond Fund*	PwC	12/31/22
Fidelity Flex Conservative Income Municipal Bond Fund	PwC	12/31/22
Fidelity Flex Municipal Income Fund	PwC	12/31/22
Fidelity Limited Term Municipal Income Fund	PwC	12/31/22
Fidelity Michigan Municipal Income Fund	PwC	12/31/22
Fidelity Minnesota Municipal Income Fund	PwC	12/31/22
Fidelity Municipal Income Fund	PwC	12/31/22
Fidelity Ohio Municipal Income Fund	PwC	12/31/22
Fidelity Pennsylvania Municipal Income Fund	PwC	12/31/22
FIDELITY NEW YORK MUNICIPAL TRUST
Fidelity New York Municipal Income Fund	Deloitte	1/31/23
FIDELITY NEW YORK MUNICIPAL TRUST II
Fidelity New York Municipal Money Market Fund*	Deloitte	1/31/23
FIDELITY NEWBURY STREET TRUST
Fidelity Tax-Exempt Money Market Fund	PwC	10/31/22
Fidelity Treasury Money Market Fund	PwC	10/31/22
FIDELITY OXFORD STREET TRUST
Fidelity Commodity Strategy Fund*	PwC	7/31/23
Fidelity SAI Inflation-Focused Fund	Deloitte	7/31/23
Fidelity Series Commodity Strategy Fund	PwC	7/31/23
FIDELITY OXFORD STREET TRUST II
Fidelity Commodity Strategy Central Fund	PwC	7/31/23

A-4

Trust/Fund	Auditor	FYE
FIDELITY PHILLIPS STREET TRUST
Fidelity Government Cash Reserves	PwC	11/30/22
FIDELITY REVERE STREET TRUST
Fidelity Cash Central Fund	PwC	5/31/23
Fidelity Municipal Cash Central Fund	PwC	5/31/23
Fidelity Securities Lending Cash Central Fund	PwC	5/31/23
Fidelity Tax-Free Cash Central Fund	Deloitte	5/31/23
FIDELITY SALEM STREET TRUST
Fidelity Conservative Income Bond Fund*	Deloitte	8/31/22
Fidelity Corporate Bond Fund*	PwC	8/31/22
Fidelity Emerging Markets Index Fund*	Deloitte	10/31/22
Fidelity Flex Conservative Income Bond Fund	Deloitte	8/31/22
Fidelity Flex International Index Fund	Deloitte	10/31/22
Fidelity Flex Mid Cap Index Fund	Deloitte	4/30/23
Fidelity Flex Small Cap Index Fund	Deloitte	4/30/23
Fidelity Flex U.S. Bond Index Fund	PwC	8/31/22
Fidelity Global ex U.S. Index Fund*	Deloitte	10/31/22
Fidelity Inflation-Protected Bond Index Fund*	PwC	12/31/22
Fidelity Intermediate Bond Fund*	Deloitte	8/31/22
Fidelity Intermediate Treasury Bond Index Fund*	PwC	2/28/23
Fidelity International Bond Index Fund	PwC	12/31/22
Fidelity International Sustainability Index Fund	Deloitte	10/31/22
Fidelity Investment Grade Bond Fund*	PwC	8/31/22
Fidelity Large Cap Growth Index Fund*	Deloitte	4/30/23
Fidelity Large Cap Value Index Fund*	Deloitte	4/30/23
Fidelity Long-Term Treasury Bond Index Fund*	PwC	2/28/23
Fidelity Mid Cap Growth Index Fund	Deloitte	6/30/23
Fidelity Mid Cap Index Fund*	Deloitte	4/30/23
Fidelity Mid Cap Value Index Fund	Deloitte	6/30/23
Fidelity Municipal Bond Index Fund	PwC	6/30/23
Fidelity Municipal Core Plus Bond Fund	PwC	1/31/23
Fidelity Municipal Income 2025 Fund*	Deloitte	6/30/23
Fidelity Real Estate Index Fund*	Deloitte	7/31/23
Fidelity SAI Emerging Markets Index Fund	PwC	10/31/22
Fidelity SAI Emerging Markets Low Volatility Index Fund	PwC	10/31/22
Fidelity SAI Emerging Markets Value Index Fund	PwC	10/31/22
Fidelity SAI International Credit Fund	PwC	12/31/22
Fidelity SAI International Index Fund	PwC	10/31/22
Fidelity SAI International Low Volatility Index Fund	PwC	10/31/22
Fidelity SAI International Momentum Index Fund	PwC	10/31/22
Fidelity SAI International Quality Index Fund	PwC	10/31/22
Fidelity SAI International Value Index Fund	PwC	10/31/22
Fidelity SAI Investment Grade Securitized Fund	Deloitte	8/31/22
Fidelity SAI Long-Term Treasury Bond Index Fund	Deloitte	2/28/23
Fidelity SAI Low Duration Income Fund	Deloitte	8/31/22
Fidelity SAI Municipal Bond Index Fund	PwC	6/30/23
Fidelity SAI Municipal Income Fund	PwC	12/31/22
Fidelity SAI Municipal Money Market Fund	PwC	3/31/23
Fidelity SAI Real Estate Index Fund	Deloitte	7/31/23
Fidelity SAI Short-Term Bond Fund	PwC	8/31/22

A-5

Trust/Fund	Auditor	FYE
FIDELITY SALEM STREET TRUST (continued)
Fidelity SAI Small-Mid Cap 500 Index Fund	Deloitte	7/31/23
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	PwC	1/31/23
Fidelity SAI Sustainable Core Plus Bond Fund	Deloitte	8/31/22
Fidelity SAI Sustainable Low Duration Income Fund	Deloitte	8/31/22
Fidelity SAI Sustainable Municipal Income Fund	PwC	1/31/23
Fidelity SAI Tax-Free Bond Fund	Deloitte	1/31/23
Fidelity SAI Total Bond Fund	PwC	8/31/22
Fidelity SAI U.S. Large Cap Index Fund	Deloitte	7/31/23
Fidelity SAI U.S. Low Volatility Index Fund	PwC	10/31/23
Fidelity SAI U.S. Momentum Index Fund	Deloitte	7/31/23
Fidelity SAI U.S. Quality Index Fund	Deloitte	7/31/23
Fidelity SAI U.S. Treasury Bond Index Fund	Deloitte	2/28/23
Fidelity SAI U.S. Value Index Fund	PwC	7/31/23
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	PwC	12/31/22
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	PwC	12/31/22
Fidelity Series Bond Index Fund	PwC	8/31/22
Fidelity Series Corporate Bond Fund	Deloitte	8/31/22
Fidelity Series Global ex U.S. Index Fund	Deloitte	10/31/22
Fidelity Series Government Money Market Fund	PwC	8/31/22
Fidelity Series Investment Grade Bond Fund	PwC	8/31/22
Fidelity Series Large Cap Growth Index Fund	Deloitte	4/30/23
Fidelity Series Large Cap Value Index Fund	Deloitte	1/31/23
Fidelity Series Long-Term Treasury Bond Index Fund	PwC	2/28/23
Fidelity Series Short-Term Credit Fund	PwC	8/31/22
Fidelity Series Sustainable Investment Grade Bond Fund	Deloitte	8/31/22
Fidelity Short-Term Bond Fund	PwC	8/31/22
Fidelity Short-Term Bond Index Fund	Deloitte	8/31/22
Fidelity Short-Term Treasury Bond Index Fund*	PwC	2/28/23
Fidelity Small Cap Growth Index Fund	PwC	6/30/23
Fidelity Small Cap Index Fund*	Deloitte	4/30/23
Fidelity Small Cap Value Index Fund	PwC	6/30/23
Fidelity Strategic Dividend & Income Fund	PwC	11/30/22
Fidelity Strategic Real Return Fund	Deloitte	9/30/22
Fidelity Sustainability Bond Index Fund	Deloitte	8/31/22
Fidelity Sustainable Core Plus Bond Fund	Deloitte	8/31/22
Fidelity Sustainable Intermediate Municipal Income Fund	PwC	1/31/23
Fidelity Sustainable Low Duration Bond Fund	Deloitte	8/31/22
Fidelity Tactical Bond Fund	Deloitte	8/31/22
Fidelity Tax-Free Bond Fund	Deloitte	1/31/23
Fidelity Total International Index Fund*	PwC	10/31/22
Fidelity U.S. Bond Index Fund*	PwC	8/31/22
Fidelity U.S. Sustainability Index Fund	PwC	10/31/22
FIDELITY SCHOOL STREET TRUST
Fidelity Advisor Multi-Asset Income Fund	PwC	12/31/22
Fidelity Global Credit Fund	PwC	12/31/22
Fidelity Intermediate Municipal Income Fund	PwC	12/31/22
Fidelity Series International Credit Fund	PwC	12/31/22
Fidelity Series International Developed Markets Bond Index Fund	Deloitte	12/31/22

A-6

Trust/Fund	Auditor	FYE
FIDELITY UNION STREET TRUST
Fidelity Arizona Municipal Income Fund*	PwC	8/31/22
Fidelity Maryland Municipal Income Fund*	PwC	8/31/22
FIDELITY UNION STREET TRUST II
Fidelity Municipal Money Market Fund	PwC	8/31/22

*  Expenses in connection with preparing this proxy statement and all solicitations will be borne by FMR.

A-7

APPENDIX B

Estimated aggregate costs for services to be provided by Broadridge to receive votes over the phone and to call and solicit votes are stated below.

Trust/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
FIDELITY ABERDEEN STREET TRUST
Fidelity Advisor Freedom 2005 Fund	$3,000	$750
Fidelity Advisor Freedom 2010 Fund	$3,000	$750
Fidelity Advisor Freedom 2015 Fund	$3,000	$750
Fidelity Advisor Freedom 2020 Fund	$3,000	$750
Fidelity Advisor Freedom 2025 Fund	$3,000	$750
Fidelity Advisor Freedom 2030 Fund	$3,000	$750
Fidelity Advisor Freedom 2035 Fund	$3,000	$750
Fidelity Advisor Freedom 2040 Fund	$3,000	$750
Fidelity Advisor Freedom 2045 Fund	$3,000	$750
Fidelity Advisor Freedom 2050 Fund	$3,000	$750
Fidelity Advisor Freedom 2055 Fund	$3,000	$750
Fidelity Advisor Freedom 2060 Fund	$3,000	$750
Fidelity Advisor Freedom 2065 Fund	$3,000	$750
Fidelity Advisor Freedom Income Fund	$3,000	$750
Fidelity Flex Freedom Blend 2005 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2010 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2015 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2020 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2025 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2030 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2035 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2040 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2045 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2050 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2055 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2060 Fund	$3,000	$750
Fidelity Flex Freedom Blend 2065 Fund	$3,000	$750
Fidelity Flex Freedom Blend Income Fund	$3,000	$750
Fidelity Freedom 2005 Fund	$3,000	$750
Fidelity Freedom 2010 Fund	$3,000	$750
Fidelity Freedom 2015 Fund	$3,000	$750
Fidelity Freedom 2020 Fund	$3,000	$750
Fidelity Freedom 2025 Fund	$3,000	$750
Fidelity Freedom 2030 Fund	$3,000	$750
Fidelity Freedom 2035 Fund	$3,000	$750
Fidelity Freedom 2040 Fund	$3,000	$750
Fidelity Freedom 2045 Fund	$3,000	$750
Fidelity Freedom 2050 Fund	$3,000	$750
Fidelity Freedom 2055 Fund	$3,000	$750
Fidelity Freedom 2060 Fund	$3,000	$750
Fidelity Freedom 2065 Fund	$3,000	$750
Fidelity Freedom Income Fund	$3,000	$750
Fidelity Freedom Blend 2005 Fund	$3,000	$750
Fidelity Freedom Blend 2010 Fund	$3,000	$750

B-1

Trust/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Blend 2015 Fund	$3,000	$750
Fidelity Freedom Blend 2020 Fund	$3,000	$750
Fidelity Freedom Blend 2025 Fund	$3,000	$750
Fidelity Freedom Blend 2030 Fund	$3,000	$750
Fidelity Freedom Blend 2035 Fund	$3,000	$750
Fidelity Freedom Blend 2040 Fund	$3,000	$750
Fidelity Freedom Blend 2045 Fund	$3,000	$750
Fidelity Freedom Blend 2050 Fund	$3,000	$750
Fidelity Freedom Blend 2055 Fund	$3,000	$750
Fidelity Freedom Blend 2060 Fund	$3,000	$750
Fidelity Freedom Blend 2065 Fund	$3,000	$750
Fidelity Freedom Blend Income Fund	$3,000	$750
Fidelity Freedom Index 2005 Fund	$3,000	$750
Fidelity Freedom Index 2010 Fund	$3,000	$750
Fidelity Freedom Index 2015 Fund	$3,000	$750
Fidelity Freedom Index 2020 Fund	$3,000	$750
Fidelity Freedom Index 2025 Fund	$3,000	$750
Fidelity Freedom Index 2030 Fund	$3,000	$750
Fidelity Freedom Index 2035 Fund	$3,000	$750
Fidelity Freedom Index 2040 Fund	$3,000	$750
Fidelity Freedom Index 2045 Fund	$3,000	$750
Fidelity Freedom Index 2050 Fund	$3,000	$750
Fidelity Freedom Index 2055 Fund	$3,000	$750
Fidelity Freedom Index 2060 Fund	$3,000	$750
Fidelity Freedom Index 2065 Fund	$3,000	$750
Fidelity Freedom Index Income Fund	$3,000	$750
Fidelity Multi-Asset Index Fund	$3,000	$750
Fidelity Sustainable Target Date 2010 Fund	$3,000	$750
Fidelity Sustainable Target Date 2015 Fund	$3,000	$750
Fidelity Sustainable Target Date 2020 Fund	$3,000	$750
Fidelity Sustainable Target Date 2025 Fund	$3,000	$750
Fidelity Sustainable Target Date 2030 Fund	$3,000	$750
Fidelity Sustainable Target Date 2035 Fund	$3,000	$750
Fidelity Sustainable Target Date 2040 Fund	$3,000	$750
Fidelity Sustainable Target Date 2045 Fund	$3,000	$750
Fidelity Sustainable Target Date 2050 Fund	$3,000	$750
Fidelity Sustainable Target Date 2055 Fund	$3,000	$750
Fidelity Sustainable Target Date 2060 Fund	$3,000	$750
Fidelity Sustainable Target Date 2065 Fund	$3,000	$750
Fidelity Sustainable Target Date Income Fund	$3,000	$750
FIDELITY ADVISOR SERIES II
Fidelity Advisor Limited Term Bond Fund	$1,800	$450
Fidelity Advisor Mortgage Securities Fund	$1,800	$450
Fidelity Advisor Strategic Income Fund	$1,800	$450
Fidelity Series Investment Grade Securitized Fund	$1,800	$450
FIDELITY ADVISOR SERIES IV
Fidelity Limited Term Government Fund	$1,800	$450

B-2

Trust/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
FIDELITY CALIFORNIA MUNICIPAL TRUST
Fidelity California Limited Term Tax-Free Bond Fund	$1,800	$450
Fidelity California Municipal Income Fund	$1,800	$450
FIDELITY CALIFORNIA MUNICIPAL TRUST II
Fidelity California Municipal Money Market Fund	$1,800	$450
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC
Fidelity Inflation-Protected Bond Index Central Fund	$1,800	$450
Fidelity International Credit Central Fund	$1,800	$450
Fidelity Investment Grade Bond Central Fund	$1,800	$450
FIDELITY CHARLES STREET TRUST
Aggressive Growth Allocation Fund	$1,800	$450
Balanced Allocation Fund	$1,800	$450
Fidelity Asset Manager 20%	$1,800	$450
Fidelity Asset Manager 30%	$1,800	$450
Fidelity Asset Manager 40%	$1,800	$450
Fidelity Asset Manager 50%	$1,800	$450
Fidelity Asset Manager 60%	$1,800	$450
Fidelity Asset Manager 70%	$1,800	$450
Fidelity Asset Manager 85%	$1,800	$450
Fidelity Health Savings Fund	$1,800	$450
Fidelity Health Savings Index Fund	$1,800	$450
Fidelity Sustainable Multi-Asset Fund	$1,800	$450
Growth Allocation Fund	$1,800	$450
Moderate with Income Allocation Fund	$1,800	$450
FIDELITY COLCHESTER STREET TRUST
Government Portfolio	$1,800	$450
Money Market Portfolio	$1,800	$450
Tax-Exempt Portfolio	$1,800	$450
Treasury Only Portfolio	$1,800	$450
Treasury Portfolio	$1,800	$450
FIDELITY COURT STREET TRUST
Fidelity Connecticut Municipal Income Fund	$1,800	$450
Fidelity New Jersey Municipal Income Fund	$1,800	$450
FIDELITY COURT STREET TRUST II
Fidelity New Jersey Municipal Money Market Fund	$1,800	$450
FIDELITY GARRISON STREET TRUST
Fidelity Education Income Fund	$1,800	$450
Fidelity Money Market Central Fund	$1,800	$450
VIP Investment Grade Central Fund	$1,800	$450
FIDELITY HEREFORD STREET TRUST
Fidelity Flex Government Money Market Fund	$1,800	$450
Fidelity Government Money Market Fund	$1,800	$450
Fidelity Money Market Fund	$1,800	$450
Fidelity Series Treasury Bill Index Fund	$1,800	$450
Fidelity Treasury Only Money Market Fund	$1,800	$450

B-3

Trust/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
FIDELITY INCOME FUND
Fidelity Environmental Bond Fund	$1,800	$450
Fidelity GNMA Fund	$1,800	$450
Fidelity Government Income Fund	$1,800	$450
Fidelity Intermediate Government Income Fund	$1,800	$450
Fidelity Managed Retirement 2010 Fund	$1,800	$450
Fidelity Managed Retirement 2015 Fund	$1,800	$450
Fidelity Managed Retirement 2020 Fund	$1,800	$450
Fidelity Managed Retirement 2025 Fund	$1,800	$450
Fidelity Managed Retirement 2030 Fund	$1,800	$450
Fidelity Managed Retirement 2035 Fund	$1,800	$450
Fidelity Managed Retirement Income Fund	$1,800	$450
Fidelity Series Government Bond Index Fund	$1,800	$450
Fidelity Simplicity RMD 2010 Fund	$1,800	$450
Fidelity Simplicity RMD 2015 Fund	$1,800	$450
Fidelity Simplicity RMD 2020 Fund	$1,800	$450
Fidelity Simplicity RMD 2025 Fund	$1,800	$450
Fidelity Simplicity RMD 2030 Fund	$1,800	$450
Fidelity Simplicity RMD Income Fund	$1,800	$450
Fidelity Total Bond Fund	$1,800	$450
Fidelity Total Bond K6 Fund	$1,800	$450
FIDELITY MASSACHUSETTS MUNICIPAL TRUST
Fidelity Massachusetts Municipal Income Fund	$1,800	$450
Fidelity Massachusetts Municipal Money Market Fund	$1,800	$450
FIDELITY MERRIMACK STREET TRUST
Fidelity Corporate Bond ETF	$1,800	$450
Fidelity Investment Grade Bond ETF	$1,800	$450
Fidelity Investment Grade Securitized ETF	$1,800	$450
Fidelity Limited Term Bond ETF	$1,800	$450
Fidelity Low Duration Bond Factor ETF	$1,800	$450
Fidelity Sustainable Core Plus Bond ETF	$1,800	$450
Fidelity Sustainable Low Duration Bond ETF	$1,800	$450
Fidelity Tactical Bond ETF	$1,800	$450
Fidelity Total Bond ETF	$1,800	$450
FIDELITY MUNICIPAL TRUST
Fidelity Conservative Income Municipal Bond Fund	$1,800	$450
Fidelity Flex Conservative Income Municipal Bond Fund	$1,800	$450
Fidelity Flex Municipal Income Fund	$1,800	$450
Fidelity Limited Term Municipal Income Fund	$1,800	$450
Fidelity Michigan Municipal Income Fund	$1,800	$450
Fidelity Minnesota Municipal Income Fund	$1,800	$450
Fidelity Municipal Income Fund	$1,800	$450
Fidelity Ohio Municipal Income Fund	$1,800	$450
Fidelity Pennsylvania Municipal Income Fund	$1,800	$450
FIDELITY NEW YORK MUNICIPAL TRUST
Fidelity New York Municipal Income Fund	$1,800	$450

B-4

Trust/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
FIDELITY NEW YORK MUNICIPAL TRUST II
Fidelity New York Municipal Money Market Fund	$1,800	$450
FIDELITY NEWBURY STREET TRUST
Fidelity Tax-Exempt Money Market Fund	$1,800	$450
Fidelity Treasury Money Market Fund	$1,800	$450
FIDELITY OXFORD STREET TRUST
Fidelity Commodity Strategy Fund	$1,800	$450
Fidelity SAI Inflation-Focused Fund	$1,800	$450
Fidelity Series Commodity Strategy Fund	$1,800	$450
FIDELITY OXFORD STREET TRUST II
Fidelity Commodity Strategy Central Fund	$1,800	$450
FIDELITY PHILLIPS STREET TRUST
Fidelity Government Cash Reserves	$1,800	$450
FIDELITY REVERE STREET TRUST
Fidelity Cash Central Fund	$1,800	$450
Fidelity Municipal Cash Central Fund	$1,800	$450
Fidelity Securities Lending Cash Central Fund	$1,800	$450
Fidelity Tax-Free Cash Central Fund	$1,800	$450
FIDELITY SALEM STREET TRUST
Fidelity Conservative Income Bond Fund	$1,800	$450
Fidelity Corporate Bond Fund	$1,800	$450
Fidelity Emerging Markets Index Fund	$1,800	$450
Fidelity Flex Conservative Income Bond Fund	$1,800	$450
Fidelity Flex International Index Fund	$1,800	$450
Fidelity Flex Mid Cap Index Fund	$1,800	$450
Fidelity Flex Small Cap Index Fund	$1,800	$450
Fidelity Flex U.S. Bond Index Fund	$1,800	$450
Fidelity Global ex U.S. Index Fund	$1,800	$450
Fidelity Inflation-Protected Bond Index Fund	$1,800	$450
Fidelity Intermediate Bond Fund	$1,800	$450
Fidelity Intermediate Treasury Bond Index Fund	$1,800	$450
Fidelity International Bond Index Fund	$1,800	$450
Fidelity International Sustainability Index Fund	$1,800	$450
Fidelity Investment Grade Bond Fund	$1,800	$450
Fidelity Large Cap Growth Index Fund	$1,800	$450
Fidelity Large Cap Value Index Fund	$1,800	$450
Fidelity Long-Term Treasury Bond Index Fund	$1,800	$450
Fidelity Mid Cap Growth Index Fund	$1,800	$450
Fidelity Mid Cap Index Fund	$1,800	$450
Fidelity Mid Cap Value Index Fund	$1,800	$450
Fidelity Municipal Bond Index Fund	$1,800	$450
Fidelity Municipal Core Plus Bond Fund	$1,800	$450
Fidelity Municipal Income 2025 Fund	$1,800	$450
Fidelity Real Estate Index Fund	$1,800	$450
Fidelity SAI Emerging Markets Index Fund	$1,800	$450
Fidelity SAI Emerging Markets Low Volatility Index Fund	$1,800	$450
Fidelity SAI Emerging Markets Value Index Fund	$1,800	$450

B-5

Trust/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
FIDELITY SALEM STREET TRUST (continued)
Fidelity SAI International Credit Fund	$1,800	$450
Fidelity SAI International Index Fund	$1,800	$450
Fidelity SAI International Low Volatility Index Fund	$1,800	$450
Fidelity SAI International Momentum Index Fund	$1,800	$450
Fidelity SAI International Quality Index Fund	$1,800	$450
Fidelity SAI International Value Index Fund	$1,800	$450
Fidelity SAI Investment Grade Securitized Fund	$1,800	$450
Fidelity SAI Long-Term Treasury Bond Index Fund	$1,800	$450
Fidelity SAI Low Duration Income Fund	$1,800	$450
Fidelity SAI Municipal Bond Index Fund	$1,800	$450
Fidelity SAI Municipal Income Fund	$1,800	$450
Fidelity SAI Municipal Money Market Fund	$1,800	$450
Fidelity SAI Real Estate Index Fund	$1,800	$450
Fidelity SAI Short-Term Bond Fund	$1,800	$450
Fidelity SAI Small-Mid Cap 500 Index Fund	$1,800	$450
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	$1,800	$450
Fidelity SAI Sustainable Core Plus Bond Fund	$1,800	$450
Fidelity SAI Sustainable Low Duration Income Fund	$1,800	$450
Fidelity SAI Sustainable Municipal Income Fund	$1,800	$450
Fidelity SAI Tax-Free Bond Fund	$1,800	$450
Fidelity SAI Total Bond Fund	$1,800	$450
Fidelity SAI U.S. Large Cap Index Fund	$1,800	$450
Fidelity SAI U.S. Low Volatility Index Fund	$1,800	$450
Fidelity SAI U.S. Momentum Index Fund	$1,800	$450
Fidelity SAI U.S. Quality Index Fund	$1,800	$450
Fidelity SAI U.S. Treasury Bond Index Fund	$1,800	$450
Fidelity SAI U.S. Value Index Fund	$1,800	$450
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$1,800	$450
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$1,800	$450
Fidelity Series Bond Index Fund	$1,800	$450
Fidelity Series Corporate Bond Fund	$1,800	$450
Fidelity Series Global ex U.S. Index Fund	$1,800	$450
Fidelity Series Government Money Market Fund	$1,800	$450
Fidelity Series Investment Grade Bond Fund	$1,800	$450
Fidelity Series Large Cap Growth Index Fund	$1,800	$450
Fidelity Series Large Cap Value Index Fund	$1,800	$450
Fidelity Series Long-Term Treasury Bond Index Fund	$1,800	$450
Fidelity Series Short-Term Credit Fund	$1,800	$450
Fidelity Series Sustainable Investment Grade Bond Fund	$1,800	$450
Fidelity Short-Term Bond Fund	$1,800	$450
Fidelity Short-Term Bond Index Fund	$1,800	$450
Fidelity Short-Term Treasury Bond Index Fund	$1,800	$450
Fidelity Small Cap Growth Index Fund	$1,800	$450
Fidelity Small Cap Index Fund	$1,800	$450
Fidelity Small Cap Value Index Fund	$1,800	$450
Fidelity Strategic Dividend & Income Fund	$1,800	$450
Fidelity Strategic Real Return Fund	$1,800	$450

B-6

Trust/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
FIDELITY SALEM STREET TRUST (continued)
Fidelity Sustainability Bond Index Fund	$1,800	$450
Fidelity Sustainable Core Plus Bond Fund	$1,800	$450
Fidelity Sustainable Intermediate Municipal Income Fund	$1,800	$450
Fidelity Sustainable Low Duration Bond Fund	$1,800	$450
Fidelity Tactical Bond Fund	$1,800	$450
Fidelity Tax-Free Bond Fund	$1,800	$450
Fidelity Total International Index Fund	$1,800	$450
Fidelity U.S. Bond Index Fund	$1,800	$450
Fidelity U.S. Sustainability Index Fund	$1,800	$450
FIDELITY SCHOOL STREET TRUST
Fidelity Advisor Multi-Asset Income Fund	$1,800	$450
Fidelity Global Credit Fund	$1,800	$450
Fidelity Intermediate Municipal Income Fund	$1,800	$450
Fidelity Series International Credit Fund	$1,800	$450
Fidelity Series International Developed Markets Bond Index Fund	$1,800	$450
FIDELITY UNION STREET TRUST
Fidelity Arizona Municipal Income Fund	$1,800	$450
Fidelity Maryland Municipal Income Fund	$1,800	$450
FIDELITY UNION STREET TRUST II
Fidelity Municipal Money Market Fund	$1,800	$450

B-7

APPENDIX C

Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.

Trust/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]
FIDELITY ABERDEEN STREET TRUST
Fidelity Advisor Freedom 2005 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2010 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2015 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2020 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2025 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2030 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2035 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2040 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2045 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2050 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2055 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2060 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom 2065 Fund	—	—	—	—	—	—	—
Fidelity Advisor Freedom Income Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2005 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2010 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2015 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2020 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2025 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2030 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2035 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2040 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2045 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2050 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2055 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2060 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend 2065 Fund	—	—	—	—	—	—	—
Fidelity Flex Freedom Blend Income Fund	—	—	—	—	—	—	—
Fidelity Freedom 2005 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2010 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2015 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2020 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2025 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2030 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2035 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2040 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2045 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2050 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2055 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2060 Fund	—	—	—	—	—	—	—
Fidelity Freedom 2065 Fund	—	—	—	—	—	—	—
Fidelity Freedom Income Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2005 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2010 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2015 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2020 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2025 Fund	—	—	—	—	—	—	—

C-1

Trust/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Blend 2030 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2035 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2040 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2045 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2050 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2055 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2060 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend 2065 Fund	—	—	—	—	—	—	—
Fidelity Freedom Blend Income Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2005 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2010 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2015 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2020 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2025 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2030 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2035 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2040 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2045 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2050 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2055 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2060 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index 2065 Fund	—	—	—	—	—	—	—
Fidelity Freedom Index Income Fund	—	—	—	—	—	—	—
Fidelity Multi-Asset Index Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2010 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2015 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2020 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2025 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2030 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2035 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2040 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2045 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2050 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2055 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2060 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date 2065 Fund	—	—	—	—	—	—	—
Fidelity Sustainable Target Date Income Fund	—	—	—	—	—	—	—
FIDELITY ADVISOR SERIES II
Fidelity Advisor Limited Term Bond Fund	X	X	X				—
Fidelity Advisor Mortgage Securities Fund	X	X	X	—	—	—	—
Fidelity Advisor Strategic Income Fund	X	X	X	X	X	X	—
Fidelity Series Investment Grade Securitized Fund	X	X	X	—	—	—	—
FIDELITY ADVISOR SERIES IV
Fidelity Limited Term Government Fund	X	X	X	—	—	—	—
FIDELITY CALIFORNIA MUNICIPAL TRUST
Fidelity California Limited Term Tax-Free Bond Fund	X	X	X	—	—	—	—
Fidelity California Municipal Income Fund	X	X	X	—	—	—	—
FIDELITY CALIFORNIA MUNICIPAL TRUST II
Fidelity California Municipal Money Market Fund	X	X	X	—	—	—	—

C-2

Trust/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC
Fidelity Inflation-Protected Bond Index Central Fund	X	X	X	—	—	—	—
Fidelity International Credit Central Fund	X	X	X	—	—	—	—
Fidelity Investment Grade Bond Central Fund	X	X	X	—	—	—	—
FIDELITY CHARLES STREET TRUST
Aggressive Growth Allocation Fund	—	—	—	—	—	—	—
Balanced Allocation Fund	—	—	—	—	—	—	—
Fidelity Asset Manager 20%	X	X	X	—	—	—	—
Fidelity Asset Manager 30%	X	X	X	—	—	—	—
Fidelity Asset Manager 40%	X	X	X	—	—	—	—
Fidelity Asset Manager 50%	X	X	X	—	—	—	—
Fidelity Asset Manager 60%	X	X	X	—	—	—	—
Fidelity Asset Manager 70%	X	X	X	—	—	—	—
Fidelity Asset Manager 85%	X	X	X	—	—	—	—
Fidelity Health Savings Fund	X	X	X	—	—	—	—
Fidelity Health Savings Index Fund	X	X	X	—	—	—	—
Fidelity Sustainable Multi-Asset Fund	—	—	—	—	—	—	—
Growth Allocation Fund	—	—	—	—	—	—	—
Moderate with Income Allocation Fund	—	—	—	—	—	—	—
FIDELITY COLCHESTER STREET TRUST
Government Portfolio	X	X	X	—	—	—	—
Money Market Portfolio	X	X	X	—	—	—	—
Tax-Exempt Portfolio	X	X	X	—	—	—	—
Treasury Only Portfolio	X	X	X	—	—	—	—
Treasury Portfolio	X	X	X	—	—	—	—
FIDELITY COURT STREET TRUST
Fidelity Connecticut Municipal Income Fund	X	X	X	—	—	—	—
Fidelity New Jersey Municipal Income Fund	X	X	X	—	—	—	—
FIDELITY COURT STREET TRUST II
Fidelity New Jersey Municipal Money Market Fund	X	X	X	—	—	—	—
FIDELITY GARRISON STREET TRUST
Fidelity Education Income Fund	X	X	X	—	—	—	—
Fidelity Money Market Central Fund	X	X	X	—	—	—	—
VIP Investment Grade Central Fund	X	X	X	—	—	—	—
FIDELITY HEREFORD STREET TRUST
Fidelity Flex Government Money Market Fund	X	X	X	—	—	—	—
Fidelity Government Money Market Fund	X	X	X	—	—	—	—
Fidelity Money Market Fund	X	X	X	—	—	—	—
Fidelity Series Treasury Bill Index Fund	X	X	X	—	—	—	—
Fidelity Treasury Only Money Market Fund	X	X	X	—	—	—	—
FIDELITY INCOME FUND
Fidelity Environmental Bond Fund	X	X	X	—	—	—	—
Fidelity GNMA Fund	X	X	X	—	—	—	—
Fidelity Government Income Fund	X	X	X	—	—	—	—
Fidelity Intermediate Government Income Fund	X	X	X	—	—	—	—
Fidelity Managed Retirement 2010 Fund	—	—	—	—	—	—	—
Fidelity Managed Retirement 2015 Fund	—	—	—	—	—	—	—
Fidelity Managed Retirement 2020 Fund	—	—	—	—	—	—	—
Fidelity Managed Retirement 2025 Fund	—	—	—	—	—	—	—
C-3

Trust/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]
FIDELITY INCOME FUND (continued)
Fidelity Managed Retirement 2030 Fund	—	—	—	—	—	—	—
Fidelity Managed Retirement 2035 Fund	—	—	—	—	—	—	—
Fidelity Managed Retirement Income Fund	—	—	—	—	—	—	—
Fidelity Series Government Bond Index Fund	X	X	X	—	—	—	—
Fidelity Simplicity RMD 2010 Fund	—	—	—	—	—	—	—
Fidelity Simplicity RMD 2015 Fund	—	—	—	—	—	—	—
Fidelity Simplicity RMD 2020 Fund	—	—	—	—	—	—	—
Fidelity Simplicity RMD 2025 Fund	—	—	—	—	—	—	—
Fidelity Simplicity RMD 2030 Fund	—	—	—	—	—	—	—
Fidelity Simplicity RMD Income Fund	—	—	—	—	—	—	—
Fidelity Total Bond Fund	X	X	X	X	X	X	—
Fidelity Total Bond K6 Fund	X	X	X	—	—	—	—
FIDELITY MASSACHUSETTS MUNICIPAL TRUST
Fidelity Massachusetts Municipal Income Fund	X	X	X	—	—	—	—
Fidelity Massachusetts Municipal Money Market Fund	X	X	X	—	—	—	—
FIDELITY MERRIMACK STREET TRUST
Fidelity Corporate Bond ETF	X	X	X	—	—	—	—
Fidelity Investment Grade Bond ETF	X	X	X	—	—	—	—
Fidelity Investment Grade Securitized ETF	X	X	X	—	—	—	—
Fidelity Limited Term Bond ETF	X	X	X	—	—	—	—
Fidelity Low Duration Bond Factor ETF	X	X	X	—	—	—	—
Fidelity Sustainable Core Plus Bond ETF	X	X	X	—	—	—	—
Fidelity Sustainable Low Duration Bond ETF	X	X	X	—	—	—	—
Fidelity Tactical Bond ETF	X	X	X	—	—	—	—
Fidelity Total Bond ETF	X	X	X	—	—	—	—
FIDELITY MUNICIPAL TRUST
Fidelity Conservative Income Municipal Bond Fund	—	X	X	—	—	—	—
Fidelity Flex Conservative Income Municipal Bond Fund	X	X	X	—	—	—	—
Fidelity Flex Municipal Income Fund	X	X	X	—	—	—	—
Fidelity Limited Term Municipal Income Fund	X	X	X	—	—	—	—
Fidelity Michigan Municipal Income Fund	X	X	X	—	—	—	—
Fidelity Minnesota Municipal Income Fund	X	X	X	—	—	—	—
Fidelity Municipal Income Fund	X	X	X	—	—	—	—
Fidelity Ohio Municipal Income Fund	X	X	X	—	—	—	—
Fidelity Pennsylvania Municipal Income Fund	X	X	X	—	—	—	—
FIDELITY NEW YORK MUNICIPAL TRUST
Fidelity New York Municipal Income Fund	X	X	X	—	—	—	—
FIDELITY NEW YORK MUNICIPAL TRUST II
Fidelity New York Municipal Money Market Fund	X	X	X	—	—	—	—
FIDELITY NEWBURY STREET TRUST
Fidelity Tax-Exempt Money Market Fund	X	X	X	—	—	—	—
Fidelity Treasury Money Market Fund	X	X	X	—	—	—	—
FIDELITY OXFORD STREET TRUST
Fidelity Commodity Strategy Fund	—	—	—	—	—	—	—
Fidelity SAI Inflation-Focused Fund	—	—	—	—	—	—	—
Fidelity Series Commodity Strategy Fund	—	—	—	—	—	—	—
FIDELITY OXFORD STREET TRUST II
Fidelity Commodity Strategy Central Fund	—	—	—	—	—	—	—

C-4

Trust/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]
FIDELITY PHILLIPS STREET TRUST
Fidelity Government Cash Reserves	X	X	X	—	—	—	—
FIDELITY REVERE STREET TRUST
Fidelity Cash Central Fund	X	X	X	—	—	—	—
Fidelity Municipal Cash Central Fund	X	X	X	—	—	—	—
Fidelity Securities Lending Cash Central Fund	X	X	X	—	—	—	—
Fidelity Tax-Free Cash Central Fund	X	X	X	—	—	—	—
FIDELITY SALEM STREET TRUST
Fidelity Conservative Income Bond Fund	X	X	X	—	—	—	—
Fidelity Corporate Bond Fund	X	X	X	—	—	—	—
Fidelity Emerging Markets Index Fund	—	—	—	—	—	—	X
Fidelity Flex Conservative Income Bond Fund	X	X	X	—	—	—	—
Fidelity Flex International Index Fund	—	—	—	—	—	—	X
Fidelity Flex Mid Cap Index Fund	—	—	—	—	—	—	X
Fidelity Flex Small Cap Index Fund	—	—	—	—	—	—	X
Fidelity Flex U.S. Bond Index Fund	X	X	X	—	—	—	—
Fidelity Global ex U.S. Index Fund	—	—	—	—	—	—	X
Fidelity Inflation-Protected Bond Index Fund	X	X	X	—	—	—	—
Fidelity Intermediate Bond Fund	X	X	X	—	—	—	—
Fidelity Intermediate Treasury Bond Index Fund	X	X	X	—	—	—	—
Fidelity International Bond Index Fund	X	X	X	—	—	—	—
Fidelity International Sustainability Index Fund	—	—	—	—	—	—	X
Fidelity Investment Grade Bond Fund	X	X	X	—	—	—	—
Fidelity Large Cap Growth Index Fund	—	—	—	—	—	—	X
Fidelity Large Cap Value Index Fund	—	—	—	—	—	—	X
Fidelity Long-Term Treasury Bond Index Fund	X	X	X	—	—	—	—
Fidelity Mid Cap Growth Index Fund	—	—	—	—	—	—	X
Fidelity Mid Cap Index Fund	—	—	—	—	—	—	X
Fidelity Mid Cap Value Index Fund	—	—	—	—	—	—	X
Fidelity Municipal Bond Index Fund	X	X	X	—	—	—	—
Fidelity Municipal Core Plus Bond Fund	X	X	X	—	—	—	—
Fidelity Municipal Income 2025 Fund	X	X	X	—	—	—	—
Fidelity Real Estate Index Fund	—	—	—	—	—	—	X
Fidelity SAI Emerging Markets Index Fund	—	—	—	—	—	—	X
Fidelity SAI Emerging Markets Low Volatility Index Fund	—	—	—	—	—	—	X
Fidelity SAI Emerging Markets Value Index Fund	—	—	—	—	—	—	X
Fidelity SAI International Credit Fund	X	X	X	—	—	—	—
Fidelity SAI International Index Fund	—	—	—	—	—	—	X
Fidelity SAI International Low Volatility Index Fund	—	—	—	—	—	—	X
Fidelity SAI International Momentum Index Fund	—	—	—	—	—	—	X
Fidelity SAI International Quality Index Fund	—	—	—	—	—	—	X
Fidelity SAI International Value Index Fund	—	—	—	—	—	—	X
Fidelity SAI Investment Grade Securitized Fund	X	X	X	—	—	—	—
Fidelity SAI Long-Term Treasury Bond Index Fund	X	X	X	—	—	—	—
Fidelity SAI Low Duration Income Fund	X	X	X	—	—	—	—
Fidelity SAI Municipal Bond Index Fund	X	X	X	—	—	—	—
Fidelity SAI Municipal Income Fund	X	X	X	—	—	—	—
Fidelity SAI Municipal Money Market Fund	X	X	X	—	—	—	—
Fidelity SAI Real Estate Index Fund	—	—	—	—	—	—	X
Fidelity SAI Short-Term Bond Fund	X	X	X	—	—	—	—

C-5

Trust/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]
FIDELITY SALEM STREET TRUST (continued)
Fidelity SAI Small-Mid Cap 500 Index Fund	—	—	—	—	—	—	X
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	X	X	X	—	—	—	—
Fidelity SAI Sustainable Core Plus Bond Fund	X	X	X	—	—	—	—
Fidelity SAI Sustainable Low Duration Income Fund	X	X	X	—	—	—	—
Fidelity SAI Sustainable Municipal Income Fund	X	X	X	—	—	—	—
Fidelity SAI Tax-Free Bond Fund	X	X	X	—	—	—	—
Fidelity SAI Total Bond Fund	X	X	X	—	—	—	—
Fidelity SAI U.S. Large Cap Index Fund	—	—	—	—	—	—	X
Fidelity SAI U.S. Low Volatility Index Fund	—	—	—	—	—	—	X
Fidelity SAI U.S. Momentum Index Fund	—	—	—	—	—	—	X
Fidelity SAI U.S. Quality Index Fund	—	—	—	—	—	—	X
Fidelity SAI U.S. Treasury Bond Index Fund	X	X	X	—	—	—	—
Fidelity SAI U.S. Value Index Fund	—	—	—	—	—	—	X
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	X	X	X	—	—	—	—
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	X	X	X	—	—	—	—
Fidelity Series Bond Index Fund	X	X	X	—	—	—	—
Fidelity Series Corporate Bond Fund	X	X	X	—	—	—	—
Fidelity Series Global ex U.S. Index Fund	—	—	—	—	—	—	X
Fidelity Series Government Money Market Fund	X	X	X	—	—	—	—
Fidelity Series Investment Grade Bond Fund	X	X	X	—	—	—	—
Fidelity Series Large Cap Growth Index Fund	—	—	—	—	—	—	X
Fidelity Series Large Cap Value Index Fund	—	—	—	—	—	—	X
Fidelity Series Long-Term Treasury Bond Index Fund	X	X	X	—	—	—	—
Fidelity Series Short-Term Credit Fund	X	X	X	—	—	—	—
Fidelity Series Sustainable Investment Grade Bond Fund	X	X	X	—	—	—	—
Fidelity Short-Term Bond Fund	X	X	X	—	—	—	—
Fidelity Short-Term Bond Index Fund	X	X	X	—	—	—	—
Fidelity Short-Term Treasury Bond Index Fund	X	X	X	—	—	—	—
Fidelity Small Cap Growth Index Fund	—	—	—	—	—	—	X
Fidelity Small Cap Index Fund	—	—	—	—	—	—	X
Fidelity Small Cap Value Index Fund	—	—	—	—	—	—	X
Fidelity Strategic Dividend & Income Fund	X	X	X	—	—	—	—
Fidelity Strategic Real Return Fund	X	X	X	—	—	—	X
Fidelity Sustainability Bond Index Fund	X	X	X	—	—	—	—
Fidelity Sustainable Core Plus Bond Fund	X	X	X	—	—	—	—
Fidelity Sustainable Intermediate Municipal Income Fund	X	X	X	—	—	—	—
Fidelity Sustainable Low Duration Bond Fund	X	X	X	—	—	—	—
Fidelity Tactical Bond Fund	X	X	X	—	—	—	—
Fidelity Tax-Free Bond Fund	X	X	X	—	—	—	—
Fidelity Total International Index Fund	—	—	—	—	—	—	X
Fidelity U.S. Bond Index Fund	X	X	X	—	—	—	—
Fidelity U.S. Sustainability Index Fund	—	—	—	—	—	—	X
FIDELITY SCHOOL STREET TRUST
Fidelity Advisor Multi-Asset Income Fund	X	X	X	—	—	—	—
Fidelity Global Credit Fund	X	X	X	—	—	—	—
Fidelity Intermediate Municipal Income Fund	X	X	X	—	—	—	—
Fidelity Series International Credit Fund	X	X	X	—	—	—	—
Fidelity Series International Developed Markets Bond Index Fund	X	X	X	—	—	—	—

C-6

Trust/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]
FIDELITY UNION STREET TRUST
Fidelity Arizona Municipal Income Fund	X	X	X	—	—	—	—
Fidelity Maryland Municipal Income Fund	X	X	X	—	—	—	—
FIDELITY UNION STREET TRUST II
Fidelity Municipal Money Market Fund	X	X	X	—	—	—	—

[1]	The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.
[2]	The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.
[3]	The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.
[4]	The principal business address of FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.
[5]	The principal business address of FIL Investments (Japan) Limited (FIJ) is Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032.
[6]	The principal business address of FIL Investment Advisors (UK) Limited (FIA (UK)) is Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom.
[7]	The principal business address of Geode Capital Management, LLC (Geode) is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.
C-7

Appendix D

Information regarding the number of shares of each fund and class, as applicable, of each trust issued and outstanding is provided below.

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
Fidelity Aberdeen Street Trust
Fidelity Advisor Freedom 2005 Fund - Class A	3,960,046
Fidelity Advisor Freedom 2005 Fund - Class C	65,356
Fidelity Advisor Freedom 2005 Fund - Class I	3,018,260
Fidelity Advisor Freedom 2005 Fund - Class M	1,904,757
Fidelity Advisor Freedom 2005 Fund - Class Z	602,069
Fidelity Advisor Freedom 2005 Fund - Class Z6	894,692
Fidelity Advisor Freedom 2010 Fund - Class A	10,219,281
Fidelity Advisor Freedom 2010 Fund - Class C	200,646
Fidelity Advisor Freedom 2010 Fund - Class I	7,907,779
Fidelity Advisor Freedom 2010 Fund - Class M	4,845,328
Fidelity Advisor Freedom 2010 Fund - Class Z	878,145
Fidelity Advisor Freedom 2010 Fund - Class Z6	2,112,843
Fidelity Advisor Freedom 2015 Fund - Class A	23,979,007
Fidelity Advisor Freedom 2015 Fund - Class C	942,421
Fidelity Advisor Freedom 2015 Fund - Class I	15,481,009
Fidelity Advisor Freedom 2015 Fund - Class M	8,105,456
Fidelity Advisor Freedom 2015 Fund - Class Z	2,241,366
Fidelity Advisor Freedom 2015 Fund - Class Z6	3,648,481
Fidelity Advisor Freedom 2020 Fund - Class A	50,344,963
Fidelity Advisor Freedom 2020 Fund - Class C	2,264,761
Fidelity Advisor Freedom 2020 Fund - Class I	36,970,683
Fidelity Advisor Freedom 2020 Fund - Class M	18,315,154
Fidelity Advisor Freedom 2020 Fund - Class Z	6,346,921
Fidelity Advisor Freedom 2020 Fund - Class Z6	9,687,031
Fidelity Advisor Freedom 2025 Fund - Class A	78,019,653
Fidelity Advisor Freedom 2025 Fund - Class C	3,068,302
Fidelity Advisor Freedom 2025 Fund - Class I	65,621,711
Fidelity Advisor Freedom 2025 Fund - Class M	28,279,060
Fidelity Advisor Freedom 2025 Fund - Class Z	10,574,569
Fidelity Advisor Freedom 2025 Fund - Class Z6	16,965,829
Fidelity Advisor Freedom 2030 Fund - Class A	85,109,012
Fidelity Advisor Freedom 2030 Fund - Class C	3,895,054
Fidelity Advisor Freedom 2030 Fund - Class I	77,274,739
Fidelity Advisor Freedom 2030 Fund - Class M	32,042,591
Fidelity Advisor Freedom 2030 Fund - Class Z	11,631,367
Fidelity Advisor Freedom 2030 Fund - Class Z6	20,137,639
Fidelity Advisor Freedom 2035 Fund - Class A	73,008,754
Fidelity Advisor Freedom 2035 Fund - Class C	3,284,717
Fidelity Advisor Freedom 2035 Fund - Class I	70,289,702
Fidelity Advisor Freedom 2035 Fund - Class M	29,368,429
Fidelity Advisor Freedom 2035 Fund - Class Z	10,109,553
Fidelity Advisor Freedom 2035 Fund - Class Z6	20,385,180
Fidelity Advisor Freedom 2040 Fund - Class A	61,733,327
Fidelity Advisor Freedom 2040 Fund - Class C	2,743,102
Fidelity Advisor Freedom 2040 Fund - Class I	58,293,377

D-1

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Advisor Freedom 2040 Fund - Class M	24,816,043
Fidelity Advisor Freedom 2040 Fund - Class Z	8,058,360
Fidelity Advisor Freedom 2040 Fund - Class Z6	17,352,262
Fidelity Advisor Freedom 2045 Fund - Class A	49,214,244
Fidelity Advisor Freedom 2045 Fund - Class C	2,333,922
Fidelity Advisor Freedom 2045 Fund - Class I	57,602,696
Fidelity Advisor Freedom 2045 Fund - Class M	21,137,814
Fidelity Advisor Freedom 2045 Fund - Class Z	7,703,274
Fidelity Advisor Freedom 2045 Fund - Class Z6	20,280,494
Fidelity Advisor Freedom 2050 Fund - Class A	42,625,094
Fidelity Advisor Freedom 2050 Fund - Class C	2,433,287
Fidelity Advisor Freedom 2050 Fund - Class I	51,176,728
Fidelity Advisor Freedom 2050 Fund - Class M	17,049,170
Fidelity Advisor Freedom 2050 Fund - Class Z	6,207,380
Fidelity Advisor Freedom 2050 Fund - Class Z6	18,352,014
Fidelity Advisor Freedom 2055 Fund - Class A	22,868,638
Fidelity Advisor Freedom 2055 Fund - Class C	1,307,102
Fidelity Advisor Freedom 2055 Fund - Class I	31,143,341
Fidelity Advisor Freedom 2055 Fund - Class M	9,339,266
Fidelity Advisor Freedom 2055 Fund - Class Z	3,835,638
Fidelity Advisor Freedom 2055 Fund - Class Z6	13,004,467
Fidelity Advisor Freedom 2060 Fund - Class A	11,726,788
Fidelity Advisor Freedom 2060 Fund - Class C	832,590
Fidelity Advisor Freedom 2060 Fund - Class I	16,108,530
Fidelity Advisor Freedom 2060 Fund - Class M	4,845,006
Fidelity Advisor Freedom 2060 Fund - Class Z	2,323,753
Fidelity Advisor Freedom 2060 Fund - Class Z6	7,196,711
Fidelity Advisor Freedom 2065 Fund - Class A	2,887,935
Fidelity Advisor Freedom 2065 Fund - Class C	117,560
Fidelity Advisor Freedom 2065 Fund - Class I	3,429,599
Fidelity Advisor Freedom 2065 Fund - Class M	774,508
Fidelity Advisor Freedom 2065 Fund - Class Z	567,510
Fidelity Advisor Freedom 2065 Fund - Class Z6	1,710,626
Fidelity Advisor Freedom Income Fund - Class A	6,568,614
Fidelity Advisor Freedom Income Fund - Class C	452,897
Fidelity Advisor Freedom Income Fund - Class I	5,760,198
Fidelity Advisor Freedom Income Fund - Class M	2,601,181
Fidelity Advisor Freedom Income Fund - Class Z	1,103,589
Fidelity Advisor Freedom Income Fund - Class Z6	1,499,756
Fidelity Flex Freedom Blend 2005 Fund	347,998
Fidelity Flex Freedom Blend 2010 Fund	618,361
Fidelity Flex Freedom Blend 2015 Fund	1,155,896
Fidelity Flex Freedom Blend 2020 Fund	4,081,203
Fidelity Flex Freedom Blend 2025 Fund	6,904,896
Fidelity Flex Freedom Blend 2030 Fund	7,708,288
Fidelity Flex Freedom Blend 2035 Fund	7,517,024
Fidelity Flex Freedom Blend 2040 Fund	5,918,999
Fidelity Flex Freedom Blend 2045 Fund	5,370,006
Fidelity Flex Freedom Blend 2050 Fund	4,092,690

D-2

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Flex Freedom Blend 2055 Fund	2,497,178
Fidelity Flex Freedom Blend 2060 Fund	1,149,754
Fidelity Flex Freedom Blend 2065 Fund	320,948
Fidelity Flex Freedom Blend Income Fund	95,213
Fidelity Freedom 2005 Fund - Fidelity Freedom 2005 Fund	39,542,786
Fidelity Freedom 2005 Fund - Class K	17,907,160
Fidelity Freedom 2005 Fund - Class K6	8,491,865
Fidelity Freedom 2010 Fund - Fidelity Freedom 2010 Fund	204,483,959
Fidelity Freedom 2010 Fund - Class K	55,675,240
Fidelity Freedom 2010 Fund - Class K6	21,537,869
Fidelity Freedom 2015 Fund - Fidelity Freedom 2015 Fund	326,699,522
Fidelity Freedom 2015 Fund - Class K	120,726,238
Fidelity Freedom 2015 Fund - Class K6	53,118,249
Fidelity Freedom 2020 Fund - Fidelity Freedom 2020 Fund	692,924,317
Fidelity Freedom 2020 Fund - Class K	352,471,411
Fidelity Freedom 2020 Fund - Class K6	156,523,984
Fidelity Freedom 2025 Fund - Fidelity Freedom 2025 Fund	884,959,799
Fidelity Freedom 2025 Fund - Class K	633,021,046
Fidelity Freedom 2025 Fund - Class K6	320,567,503
Fidelity Freedom 2030 Fund - Fidelity Freedom 2030 Fund	952,736,972
Fidelity Freedom 2030 Fund - Class K	697,403,219
Fidelity Freedom 2030 Fund - Class K6	362,467,482
Fidelity Freedom 2035 Fund - Fidelity Freedom 2035 Fund	804,434,109
Fidelity Freedom 2035 Fund - Class K	666,194,626
Fidelity Freedom 2035 Fund - Class K6	376,084,209
Fidelity Freedom 2040 Fund - Fidelity Freedom 2040 Fund	1,142,310,747
Fidelity Freedom 2040 Fund - Class K	926,231,960
Fidelity Freedom 2040 Fund - Class K6	532,581,423
Fidelity Freedom 2045 Fund - Fidelity Freedom 2045 Fund	592,701,154
Fidelity Freedom 2045 Fund - Class K	610,629,479
Fidelity Freedom 2045 Fund - Class K6	366,946,798
Fidelity Freedom 2050 Fund - Fidelity Freedom 2050 Fund	503,894,577
Fidelity Freedom 2050 Fund - Class K	572,483,525
Fidelity Freedom 2050 Fund - Class K6	333,961,558
Fidelity Freedom 2055 Fund - Fidelity Freedom 2055 Fund	231,182,752
Fidelity Freedom 2055 Fund - Class K	296,531,217
Fidelity Freedom 2055 Fund - Class K6	174,181,538
Fidelity Freedom 2060 Fund - Fidelity Freedom 2060 Fund	110,183,355
Fidelity Freedom 2060 Fund - Class K	155,858,290
Fidelity Freedom 2060 Fund - Class K6	95,292,772
Fidelity Freedom 2065 Fund - Fidelity Freedom 2065 Fund	25,799,292
Fidelity Freedom 2065 Fund - Class K	33,595,483
Fidelity Freedom 2065 Fund - Class K6	22,653,860
Fidelity Freedom Income Fund - Fidelity Freedom Income Fund	143,891,139
Fidelity Freedom Income Fund - Class K	53,020,667
Fidelity Freedom Income Fund - Class K6	22,797,514
Fidelity Freedom Blend 2005 Fund - Fidelity Freedom Blend 2005 Fund	77,309
Fidelity Freedom Blend 2005 Fund - Class K	9,977
Fidelity Freedom Blend 2005 Fund - Class K6	922,245
D-3

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Blend 2005 Fund - Premier Class	971,184
Fidelity Freedom Blend 2005 Fund - Class A	28,269
Fidelity Freedom Blend 2005 Fund - Class C	13,349
Fidelity Freedom Blend 2005 Fund - Class I	59,704
Fidelity Freedom Blend 2005 Fund - Class M	13,229
Fidelity Freedom Blend 2005 Fund - Class Z	11,012
Fidelity Freedom Blend 2005 Fund - Class Z6	271,480
Fidelity Freedom Blend 2010 Fund - Fidelity Freedom Blend 2010 Fund	468,727
Fidelity Freedom Blend 2010 Fund - Class K	271,529
Fidelity Freedom Blend 2010 Fund - Class K6	3,292,051
Fidelity Freedom Blend 2010 Fund - Premier Class	3,280,127
Fidelity Freedom Blend 2010 Fund - Class A	58,485
Fidelity Freedom Blend 2010 Fund - Class C	22,620
Fidelity Freedom Blend 2010 Fund - Class I	74,711
Fidelity Freedom Blend 2010 Fund - Class M	32,971
Fidelity Freedom Blend 2010 Fund - Class Z	10,706
Fidelity Freedom Blend 2010 Fund - Class Z6	580,922
Fidelity Freedom Blend 2015 Fund - Fidelity Freedom Blend 2015 Fund	1,326,080
Fidelity Freedom Blend 2015 Fund - Class K	517,381
Fidelity Freedom Blend 2015 Fund - Class K6	8,338,256
Fidelity Freedom Blend 2015 Fund - Premier Class	9,135,697
Fidelity Freedom Blend 2015 Fund - Class A	107,940
Fidelity Freedom Blend 2015 Fund - Class C	56,653
Fidelity Freedom Blend 2015 Fund - Class I	504,607
Fidelity Freedom Blend 2015 Fund - Class M	85,714
Fidelity Freedom Blend 2015 Fund - Class Z	12,364
Fidelity Freedom Blend 2015 Fund - Class Z6	3,269,046
Fidelity Freedom Blend 2020 Fund - Fidelity Freedom Blend 2020 Fund	4,955,422
Fidelity Freedom Blend 2020 Fund - Class K	1,680,335
Fidelity Freedom Blend 2020 Fund - Class K6	32,785,343
Fidelity Freedom Blend 2020 Fund - Premier Class	29,563,419
Fidelity Freedom Blend 2020 Fund - Class A	620,705
Fidelity Freedom Blend 2020 Fund - Class C	127,167
Fidelity Freedom Blend 2020 Fund - Class I	891,706
Fidelity Freedom Blend 2020 Fund - Class M	107,034
Fidelity Freedom Blend 2020 Fund - Class Z	78,270
Fidelity Freedom Blend 2020 Fund - Class Z6	7,040,596
Fidelity Freedom Blend 2025 Fund - Fidelity Freedom Blend 2025 Fund	9,023,973
Fidelity Freedom Blend 2025 Fund - Class K	2,218,648
Fidelity Freedom Blend 2025 Fund - Class K6	64,400,723
Fidelity Freedom Blend 2025 Fund - Premier Class	55,270,695
Fidelity Freedom Blend 2025 Fund - Class A	976,186
Fidelity Freedom Blend 2025 Fund - Class C	233,083
Fidelity Freedom Blend 2025 Fund - Class I	2,229,953
Fidelity Freedom Blend 2025 Fund - Class M	219,065
Fidelity Freedom Blend 2025 Fund - Class Z	213,642
Fidelity Freedom Blend 2025 Fund - Class Z6	15,265,489
Fidelity Freedom Blend 2030 Fund - Fidelity Freedom Blend 2030 Fund	10,707,065
Fidelity Freedom Blend 2030 Fund - Class K	3,590,854
D-4

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Blend 2030 Fund - Class K6	75,036,240
Fidelity Freedom Blend 2030 Fund - Premier Class	72,792,371
Fidelity Freedom Blend 2030 Fund - Class A	1,346,302
Fidelity Freedom Blend 2030 Fund - Class C	302,960
Fidelity Freedom Blend 2030 Fund - Class I	4,127,256
Fidelity Freedom Blend 2030 Fund - Class M	267,824
Fidelity Freedom Blend 2030 Fund - Class Z	579,908
Fidelity Freedom Blend 2030 Fund - Class Z6	17,796,296
Fidelity Freedom Blend 2035 Fund - Fidelity Freedom Blend 2035 Fund	13,777,104
Fidelity Freedom Blend 2035 Fund - Class K	2,184,260
Fidelity Freedom Blend 2035 Fund - Class K6	72,092,126
Fidelity Freedom Blend 2035 Fund - Premier Class	77,965,689
Fidelity Freedom Blend 2035 Fund - Class A	1,503,976
Fidelity Freedom Blend 2035 Fund - Class C	244,820
Fidelity Freedom Blend 2035 Fund - Class I	3,124,274
Fidelity Freedom Blend 2035 Fund - Class M	279,552
Fidelity Freedom Blend 2035 Fund - Class Z	119,280
Fidelity Freedom Blend 2035 Fund - Class Z6	20,231,465
Fidelity Freedom Blend 2040 Fund - Fidelity Freedom Blend 2040 Fund	14,804,684
Fidelity Freedom Blend 2040 Fund - Class K	2,040,472
Fidelity Freedom Blend 2040 Fund - Class K6	62,680,623
Fidelity Freedom Blend 2040 Fund - Premier Class	69,953,878
Fidelity Freedom Blend 2040 Fund - Class A	1,056,195
Fidelity Freedom Blend 2040 Fund - Class C	266,580
Fidelity Freedom Blend 2040 Fund - Class I	3,102,066
Fidelity Freedom Blend 2040 Fund - Class M	181,311
Fidelity Freedom Blend 2040 Fund - Class Z	355,562
Fidelity Freedom Blend 2040 Fund - Class Z6	15,556,291
Fidelity Freedom Blend 2045 Fund - Fidelity Freedom Blend 2045 Fund	8,566,855
Fidelity Freedom Blend 2045 Fund - Class K	1,590,106
Fidelity Freedom Blend 2045 Fund - Class K6	55,342,800
Fidelity Freedom Blend 2045 Fund - Premier Class	64,427,791
Fidelity Freedom Blend 2045 Fund - Class A	836,990
Fidelity Freedom Blend 2045 Fund - Class C	280,453
Fidelity Freedom Blend 2045 Fund - Class I	3,273,851
Fidelity Freedom Blend 2045 Fund - Class M	236,289
Fidelity Freedom Blend 2045 Fund - Class Z	259,346
Fidelity Freedom Blend 2045 Fund - Class Z6	13,515,284
Fidelity Freedom Blend 2050 Fund - Fidelity Freedom Blend 2050 Fund	8,274,563
Fidelity Freedom Blend 2050 Fund - Class K	1,068,452
Fidelity Freedom Blend 2050 Fund - Class K6	51,893,179
Fidelity Freedom Blend 2050 Fund - Premier Class	52,099,270
Fidelity Freedom Blend 2050 Fund - Class A	808,161
Fidelity Freedom Blend 2050 Fund - Class C	229,328
Fidelity Freedom Blend 2050 Fund - Class I	3,948,425
Fidelity Freedom Blend 2050 Fund - Class M	120,920
Fidelity Freedom Blend 2050 Fund - Class Z	184,249
Fidelity Freedom Blend 2050 Fund - Class Z6	10,475,004
D-5

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Blend 2055 Fund - Fidelity Freedom Blend 2055 Fund	5,522,147
Fidelity Freedom Blend 2055 Fund - Class K	622,802
Fidelity Freedom Blend 2055 Fund - Class K6	37,694,299
Fidelity Freedom Blend 2055 Fund - Premier Class	26,654,706
Fidelity Freedom Blend 2055 Fund - Class A	618,234
Fidelity Freedom Blend 2055 Fund - Class C	121,938
Fidelity Freedom Blend 2055 Fund - Class I	2,960,743
Fidelity Freedom Blend 2055 Fund - Class M	131,866
Fidelity Freedom Blend 2055 Fund - Class Z	170,790
Fidelity Freedom Blend 2055 Fund - Class Z6	6,740,129
Fidelity Freedom Blend 2060 Fund - Fidelity Freedom Blend 2060 Fund	2,086,936
Fidelity Freedom Blend 2060 Fund - Class K	281,826
Fidelity Freedom Blend 2060 Fund - Class K6	20,014,454
Fidelity Freedom Blend 2060 Fund - Premier Class	9,058,224
Fidelity Freedom Blend 2060 Fund - Class A	396,596
Fidelity Freedom Blend 2060 Fund - Class C	103,044
Fidelity Freedom Blend 2060 Fund - Class I	1,472,188
Fidelity Freedom Blend 2060 Fund - Class M	87,944
Fidelity Freedom Blend 2060 Fund - Class Z	64,182
Fidelity Freedom Blend 2060 Fund - Class Z6	3,126,756
Fidelity Freedom Blend 2065 Fund - Fidelity Freedom Blend 2065 Fund	620,296
Fidelity Freedom Blend 2065 Fund - Class K	70,610
Fidelity Freedom Blend 2065 Fund - Class K6	5,158,035
Fidelity Freedom Blend 2065 Fund - Premier Class	1,267,133
Fidelity Freedom Blend 2065 Fund - Class A	216,396
Fidelity Freedom Blend 2065 Fund - Class C	64,684
Fidelity Freedom Blend 2065 Fund - Class I	270,036
Fidelity Freedom Blend 2065 Fund - Class M	38,554
Fidelity Freedom Blend 2065 Fund - Class Z	21,852
Fidelity Freedom Blend 2065 Fund - Class Z6	571,947
Fidelity Freedom Blend Income Fund - Fidelity Freedom Blend Income Fund	420,119
Fidelity Freedom Blend Income Fund - Class K	284,708
Fidelity Freedom Blend Income Fund - Class K6	3,721,757
Fidelity Freedom Blend Income Fund - Premier Class	2,300,074
Fidelity Freedom Blend Income Fund - Class A	301,258
Fidelity Freedom Blend Income Fund - Class C	37,227
Fidelity Freedom Blend Income Fund - Class I	247,836
Fidelity Freedom Blend Income Fund - Class M	12,801
Fidelity Freedom Blend Income Fund - Class Z	102,892
Fidelity Freedom Blend Income Fund - Class Z6	2,166,705
Fidelity Freedom Index 2005 Fund - Institutional Premium Class	13,823,021
Fidelity Freedom Index 2005 Fund - Investor Class	3,542,830
Fidelity Freedom Index 2005 Fund - Premier Class	3,245,988
Fidelity Freedom Index 2010 Fund - Institutional Premium Class	40,660,805
Fidelity Freedom Index 2010 Fund - Investor Class	13,535,322
Fidelity Freedom Index 2010 Fund - Premier Class	5,888,025
Fidelity Freedom Index 2015 Fund - Institutional Premium Class	84,703,762
Fidelity Freedom Index 2015 Fund - Investor Class	34,153,569
Fidelity Freedom Index 2015 Fund - Premier Class	37,159,157
D-6

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Index 2020 Fund - Institutional Premium Class	285,867,052
Fidelity Freedom Index 2020 Fund - Investor Class	95,024,879
Fidelity Freedom Index 2020 Fund - Premier Class	104,496,268
Fidelity Freedom Index 2025 Fund - Institutional Premium Class	484,507,817
Fidelity Freedom Index 2025 Fund - Investor Class	127,891,610
Fidelity Freedom Index 2025 Fund - Premier Class	179,289,196
Fidelity Freedom Index 2030 Fund - Institutional Premium Class	646,872,264
Fidelity Freedom Index 2030 Fund - Investor Class	140,793,777
Fidelity Freedom Index 2030 Fund - Premier Class	216,041,924
Fidelity Freedom Index 2035 Fund - Institutional Premium Class	529,349,013
Fidelity Freedom Index 2035 Fund - Investor Class	105,748,084
Fidelity Freedom Index 2035 Fund - Premier Class	200,558,602
Fidelity Freedom Index 2040 Fund - Institutional Premium Class	526,551,688
Fidelity Freedom Index 2040 Fund - Investor Class	88,518,669
Fidelity Freedom Index 2040 Fund - Premier Class	194,731,581
Fidelity Freedom Index 2045 Fund - Institutional Premium Class	425,452,757
Fidelity Freedom Index 2045 Fund - Investor Class	65,457,970
Fidelity Freedom Index 2045 Fund - Premier Class	169,009,909
Fidelity Freedom Index 2050 Fund - Institutional Premium Class	400,692,408
Fidelity Freedom Index 2050 Fund - Investor Class	59,564,095
Fidelity Freedom Index 2050 Fund - Premier Class	153,855,217
Fidelity Freedom Index 2055 Fund - Institutional Premium Class	345,141,826
Fidelity Freedom Index 2055 Fund - Investor Class	51,180,926
Fidelity Freedom Index 2055 Fund - Premier Class	115,486,000
Fidelity Freedom Index 2060 Fund - Institutional Premium Class	205,404,219
Fidelity Freedom Index 2060 Fund - Investor Class	35,431,525
Fidelity Freedom Index 2060 Fund - Premier Class	65,464,312
Fidelity Freedom Index 2065 Fund - Institutional Premium Class	56,723,843
Fidelity Freedom Index 2065 Fund - Investor Class	10,862,203
Fidelity Freedom Index 2065 Fund - Premier Class	22,096,012
Fidelity Freedom Index Income Fund - Institutional Premium Class	65,378,298
Fidelity Freedom Index Income Fund - Investor Class	16,017,541
Fidelity Freedom Index Income Fund - Premier Class	33,498,311
Fidelity Multi-Asset Index Fund	144,641,184
Fidelity Sustainable Target Date 2010 Fund - Fidelity Sustainable Target Date 2010 Fund	20,000
Fidelity Sustainable Target Date 2010 Fund - Class K	10,000
Fidelity Sustainable Target Date 2010 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2010 Fund - Class A	10,000
Fidelity Sustainable Target Date 2010 Fund - Class C	10,000
Fidelity Sustainable Target Date 2010 Fund - Class I	10,000
Fidelity Sustainable Target Date 2010 Fund - Class M	10,000
Fidelity Sustainable Target Date 2010 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2010 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2015 Fund - Fidelity Sustainable Target Date 2015 Fund	22,470
Fidelity Sustainable Target Date 2015 Fund - Class K	10,000
Fidelity Sustainable Target Date 2015 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2015 Fund - Class A	10,000
Fidelity Sustainable Target Date 2015 Fund - Class C	10,000
Fidelity Sustainable Target Date 2015 Fund - Class I	10,000
D-7

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Sustainable Target Date 2015 Fund - Class M	10,000
Fidelity Sustainable Target Date 2015 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2015 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2020 Fund - Fidelity Sustainable Target Date 2020 Fund	21,450
Fidelity Sustainable Target Date 2020 Fund - Class K	10,000
Fidelity Sustainable Target Date 2020 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2020 Fund - Class A	10,000
Fidelity Sustainable Target Date 2020 Fund - Class C	10,000
Fidelity Sustainable Target Date 2020 Fund - Class I	10,000
Fidelity Sustainable Target Date 2020 Fund - Class M	10,000
Fidelity Sustainable Target Date 2020 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2020 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2025 Fund - Fidelity Sustainable Target Date 2025 Fund	20,037
Fidelity Sustainable Target Date 2025 Fund - Class K	10,000
Fidelity Sustainable Target Date 2025 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2025 Fund - Class A	10,000
Fidelity Sustainable Target Date 2025 Fund - Class C	10,000
Fidelity Sustainable Target Date 2025 Fund - Class I	10,000
Fidelity Sustainable Target Date 2025 Fund - Class M	10,000
Fidelity Sustainable Target Date 2025 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2025 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2030 Fund - Fidelity Sustainable Target Date 2030 Fund	79,439
Fidelity Sustainable Target Date 2030 Fund - Class K	10,000
Fidelity Sustainable Target Date 2030 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2030 Fund - Class A	10,000
Fidelity Sustainable Target Date 2030 Fund - Class C	10,000
Fidelity Sustainable Target Date 2030 Fund - Class I	10,000
Fidelity Sustainable Target Date 2030 Fund - Class M	10,876
Fidelity Sustainable Target Date 2030 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2030 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2035 Fund - Fidelity Sustainable Target Date 2035 Fund	36,182
Fidelity Sustainable Target Date 2035 Fund - Class K	10,000
Fidelity Sustainable Target Date 2035 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2035 Fund - Class A	12,887
Fidelity Sustainable Target Date 2035 Fund - Class C	10,000
Fidelity Sustainable Target Date 2035 Fund - Class I	10,000
Fidelity Sustainable Target Date 2035 Fund - Class M	10,000
Fidelity Sustainable Target Date 2035 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2035 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2040 Fund - Fidelity Sustainable Target Date 2040 Fund	21,096
Fidelity Sustainable Target Date 2040 Fund - Class K	10,000
Fidelity Sustainable Target Date 2040 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2040 Fund - Class A	10,000
Fidelity Sustainable Target Date 2040 Fund - Class C	10,000
Fidelity Sustainable Target Date 2040 Fund - Class I	10,000
Fidelity Sustainable Target Date 2040 Fund - Class M	10,000
Fidelity Sustainable Target Date 2040 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2040 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2045 Fund - Fidelity Sustainable Target Date 2045 Fund	28,035
D-8

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Sustainable Target Date 2045 Fund - Class K	10,000
Fidelity Sustainable Target Date 2045 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2045 Fund - Class A	10,000
Fidelity Sustainable Target Date 2045 Fund - Class C	10,000
Fidelity Sustainable Target Date 2045 Fund - Class I	10,488
Fidelity Sustainable Target Date 2045 Fund - Class M	10,000
Fidelity Sustainable Target Date 2045 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2045 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2050 Fund - Fidelity Sustainable Target Date 2050 Fund	64,937
Fidelity Sustainable Target Date 2050 Fund - Class K	10,000
Fidelity Sustainable Target Date 2050 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2050 Fund - Class A	11,500
Fidelity Sustainable Target Date 2050 Fund - Class C	10,000
Fidelity Sustainable Target Date 2050 Fund - Class I	10,000
Fidelity Sustainable Target Date 2050 Fund - Class M	10,000
Fidelity Sustainable Target Date 2050 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2050 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2055 Fund - Fidelity Sustainable Target Date 2055 Fund	32,269
Fidelity Sustainable Target Date 2055 Fund - Class K	10,000
Fidelity Sustainable Target Date 2055 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2055 Fund - Class A	10,000
Fidelity Sustainable Target Date 2055 Fund - Class C	10,000
Fidelity Sustainable Target Date 2055 Fund - Class I	10,000
Fidelity Sustainable Target Date 2055 Fund - Class M	10,000
Fidelity Sustainable Target Date 2055 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2055 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2060 Fund - Fidelity Sustainable Target Date 2060 Fund	25,825
Fidelity Sustainable Target Date 2060 Fund - Class K	10,000
Fidelity Sustainable Target Date 2060 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2060 Fund - Class A	10,000
Fidelity Sustainable Target Date 2060 Fund - Class C	10,000
Fidelity Sustainable Target Date 2060 Fund - Class I	10,000
Fidelity Sustainable Target Date 2060 Fund - Class M	11,217
Fidelity Sustainable Target Date 2060 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2060 Fund - Class Z6	10,000
Fidelity Sustainable Target Date 2065 Fund - Fidelity Sustainable Target Date 2065 Fund	22,735
Fidelity Sustainable Target Date 2065 Fund - Class K	10,000
Fidelity Sustainable Target Date 2065 Fund - Class K6	10,000
Fidelity Sustainable Target Date 2065 Fund - Class A	10,000
Fidelity Sustainable Target Date 2065 Fund - Class C	10,000
Fidelity Sustainable Target Date 2065 Fund - Class I	10,000
Fidelity Sustainable Target Date 2065 Fund - Class M	10,000
Fidelity Sustainable Target Date 2065 Fund - Class Z	10,000
Fidelity Sustainable Target Date 2065 Fund - Class Z6	10,000
Fidelity Sustainable Target Date Income Fund - Fidelity Sustainable Target Date Income Fund	20,652
Fidelity Sustainable Target Date Income Fund - Class K	10,005
Fidelity Sustainable Target Date Income Fund - Class K6	10,005
Fidelity Sustainable Target Date Income Fund - Class A	10,000
Fidelity Sustainable Target Date Income Fund - Class C	10,000
D-9

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Sustainable Target Date Income Fund - Class I	10,000
Fidelity Sustainable Target Date Income Fund - Class M	10,000
Fidelity Sustainable Target Date Income Fund - Class Z	10,000
Fidelity Sustainable Target Date Income Fund - Class Z6	10,000
Fidelity Advisor Series II
Fidelity Advisor Limited Term Bond Fund - Fidelity Limited Term Bond Fund	120,276,406
Fidelity Advisor Limited Term Bond Fund - Class A	29,026,748
Fidelity Advisor Limited Term Bond Fund - Class C	2,212,165
Fidelity Advisor Limited Term Bond Fund - Class I	50,508,207
Fidelity Advisor Limited Term Bond Fund - Class M	10,316,410
Fidelity Advisor Limited Term Bond Fund - Class Z	15,714,035
Fidelity Advisor Mortgage Securities Fund – Fidelity Mortgage Securities Fund	38,587,719
Fidelity Advisor Mortgage Securities Fund – Class A	2,172,766
Fidelity Advisor Mortgage Securities Fund – Class C	198,631
Fidelity Advisor Mortgage Securities Fund – Class I	2,268,781
Fidelity Advisor Mortgage Securities Fund – Class M	877,175
Fidelity Advisor Mortgage Securities Fund – Class Z	11,268,324
Fidelity Advisor Strategic Income Fund - Fidelity Strategic Income Fund	488,918,529
Fidelity Advisor Strategic Income Fund - Class A	149,164,435
Fidelity Advisor Strategic Income Fund - Class C	18,438,316
Fidelity Advisor Strategic Income Fund - Class I	380,075,981
Fidelity Advisor Strategic Income Fund - Class M	56,084,779
Fidelity Advisor Strategic Income Fund - Class Z	86,299,885
Fidelity Series Investment Grade Securitized Fund	57,843,146
Fidelity Advisor Series IV
Fidelity Limited Term Government Fund	28,581,956
Fidelity California Municipal Trust
Fidelity California Limited Term Tax-Free Bond Fund	55,614,090
Fidelity California Municipal Income Fund – Fidelity California Municipal Income Fund	142,231,733
Fidelity California Municipal Income Fund – Class A	3,965,585
Fidelity California Municipal Income Fund – Class C	782,463
Fidelity California Municipal Income Fund – Class I	4,122,545
Fidelity California Municipal Income Fund – Class M	278,250
Fidelity California Municipal Income Fund – Class Z	5,140,074
Fidelity California Municipal Trust II
Fidelity California Municipal Money Market Fund - Fidelity California Municipal Money Market Fund	21,158,633
Fidelity California Municipal Money Market Fund - Premium Class	2,670,082,016
Fidelity California Municipal Money Market Fund - Institutional Class	1,641,774,072
Fidelity Central Investment Portfolios II LLC
Fidelity Inflation-Protected Bond Index Central Fund	4,871,797
Fidelity International Credit Central Fund	3,050,098
Fidelity Investment Grade Bond Central Fund	373,409,825
Fidelity Charles Street Trust
Aggressive Growth Allocation Fund	75,572
Balanced Allocation Fund	40,882
Fidelity Asset Manager 20% - Fidelity Asset Manager 20%	271,272,783
Fidelity Asset Manager 20% - Class A	4,280,423
D-10

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY CHARLES STREET TRUST (continued)
Fidelity Asset Manager 20% - Class C	1,418,504
Fidelity Asset Manager 20% - Class I	1,766,567
Fidelity Asset Manager 20% - Class M	2,292,080
Fidelity Asset Manager 20% - Class Z	142,546,996
Fidelity Asset Manager 30% - Fidelity Asset Manager 30%	136,747,340
Fidelity Asset Manager 30% - Class A	6,501,266
Fidelity Asset Manager 30% - Class C	2,050,676
Fidelity Asset Manager 30% - Class I	2,163,839
Fidelity Asset Manager 30% - Class M	2,034,835
Fidelity Asset Manager 30% - Class Z	40,500,824
Fidelity Asset Manager 40% - Fidelity Asset Manager 40%	124,403,504
Fidelity Asset Manager 40% - Class A	6,076,944
Fidelity Asset Manager 40% - Class C	1,531,405
Fidelity Asset Manager 40% - Class I	3,096,946
Fidelity Asset Manager 40% - Class M	1,155,654
Fidelity Asset Manager 40% - Class Z	46,521,397
Fidelity Asset Manager 50% - Fidelity Asset Manager 50%	388,733,145
Fidelity Asset Manager 50% - Class A	6,399,185
Fidelity Asset Manager 50% - Class C	1,713,784
Fidelity Asset Manager 50% - Class I	2,861,342
Fidelity Asset Manager 50% - Class M	2,751,909
Fidelity Asset Manager 50% - Class Z	102,917,059
Fidelity Asset Manager 60% - Fidelity Asset Manager 60%	152,386,545
Fidelity Asset Manager 60% - Class A	11,175,615
Fidelity Asset Manager 60% - Class C	2,400,139
Fidelity Asset Manager 60% - Class I	7,609,492
Fidelity Asset Manager 60% - Class M	3,453,609
Fidelity Asset Manager 60% - Class Z	98,760,813
Fidelity Asset Manager 70% - Fidelity Asset Manager 70%	158,429,219
Fidelity Asset Manager 70% - Class A	8,540,849
Fidelity Asset Manager 70% - Class C	1,310,618
Fidelity Asset Manager 70% - Class I	2,061,632
Fidelity Asset Manager 70% - Class M	2,857,993
Fidelity Asset Manager 70% - Class Z	81,326,687
Fidelity Asset Manager 85% - Fidelity Asset Manager 85%	85,759,000
Fidelity Asset Manager 85% - Class A	9,161,103
Fidelity Asset Manager 85% - Class C	1,835,801
Fidelity Asset Manager 85% - Class I	2,811,962
Fidelity Asset Manager 85% - Class M	2,110,387
Fidelity Asset Manager 85% - Class Z	54,177,535
Fidelity Health Savings Fund – Fidelity Health Savings Fund	2,283,581
Fidelity Health Savings Fund - Class K	3,434,496
Fidelity Health Savings Index Fund	2,606,460
Fidelity Sustainable Multi-Asset Fund - Fidelity Sustainable Multi-Asset Fund	1,166,286
Fidelity Sustainable Multi-Asset Fund - Class A	30,307
Fidelity Sustainable Multi-Asset Fund - Class C	36,103
Fidelity Sustainable Multi-Asset Fund - Class I	93,020
Fidelity Sustainable Multi-Asset Fund - Class M	23,538
Growth Allocation Fund	54,400
D-11

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY CHARLES STREET TRUST (continued)
Moderate with Income Allocation Fund	23,801
Fidelity Colchester Street Trust
Government Portfolio - Class I	38,558,899,839
Government Portfolio - Class II	1,479,737,113
Government Portfolio - Class III	5,009,181,026
Government Portfolio - Institutional Class	133,273,089,656
Government Portfolio - Select Class	210,141,475
Money Market Portfolio - Class I	45,013,735,133
Money Market Portfolio - Class II	85,896,347
Money Market Portfolio - Class III	26,281,370
Money Market Portfolio - Institutional Class	57,447,664,813
Money Market Portfolio - Select Class	63,443,299
Tax Exempt Portfolio - Class I	6,506,338,489
Tax Exempt Portfolio - Class II	15,596,376
Tax Exempt Portfolio - Class III	4,726,618
Tax Exempt Portfolio - Select Class	15,787,728
Treasury Only Portfolio - Class I	12,746,264,037
Treasury Only Portfolio - Class II	2,403,132,047
Treasury Only Portfolio - Class III	2,726,911,512
Treasury Only Portfolio - Class IV	1,082,625,606
Treasury Only Portfolio - Institutional Class	27,082,044,012
Treasury Only Portfolio - Select Class	1,219,252,495
Treasury Portfolio - Class I	21,302,438,670
Treasury Portfolio - Class II	548,990,734
Treasury Portfolio - Class III	3,885,099,573
Treasury Portfolio - Class IV	947,665,393
Treasury Portfolio - Institutional Class	28,626,772,057
Treasury Portfolio - Select Class	244,611,500
Fidelity Court Street Trust
Fidelity Connecticut Municipal Income Fund	28,516,613
Fidelity New Jersey Municipal Income Fund	44,760,380
Fidelity Court Street Trust II
Fidelity New Jersey Municipal Money Market Fund - Fidelity New Jersey Municipal Money Market Fund	4,059,152
Fidelity New Jersey Municipal Money Market Fund - Premium Class	395,286,766
Fidelity New Jersey Municipal Money Market Fund - Institutional Class	483,550,412
Fidelity Garrison Street Trust
Fidelity Education Income Fund	82,485,893
Fidelity Money Market Central Fund	1,223,684,818
VIP Investment Grade Central Fund	28,770,358
Fidelity Hereford Street Trust
Fidelity Flex Government Money Market Fund	104,101,297
Fidelity Government Money Market Fund - Fidelity Government Money Market Fund	248,064,840,111
Fidelity Government Money Market Fund - Advisor Cl M	180,250,814
Fidelity Government Money Market Fund - Capital Reserves Class	5,162,914,970
Fidelity Government Money Market Fund - Class K6	2,771,935,808
Fidelity Government Money Market Fund - Class S	103,522,636
Fidelity Government Money Market Fund - Daily Money Class	7,478,449,614
D-12

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY HEREFORD STREET TRUST (continued)
Fidelity Government Money Market Fund - Premium Class	8,083,918,615
Fidelity Money Market Fund - Fidelity Money Market Fund	8,620,095,972
Fidelity Money Market Fund - Premium Class	75,271,876,387
Fidelity Series Treasury Bill Index Fund	136,129,474
Fidelity Treasury Only Money Market Fund	3,804,675,417
Fidelity Income Fund
Fidelity Environmental Bond Fund - Fidelity Environmental Bond Fund	1,425,380
Fidelity Environmental Bond Fund - Class A	120,002
Fidelity Environmental Bond Fund - Class C	88,061
Fidelity Environmental Bond Fund - Class I	63,620
Fidelity Environmental Bond Fund - Class M	87,501
Fidelity Environmental Bond Fund - Class Z	2,139,536
Fidelity GNMA Fund	232,044,431
Fidelity Government Income Fund - Fidelity Government Income Fund	175,387,074
Fidelity Government Income Fund - Class A	11,662,529
Fidelity Government Income Fund - Class C	2,986,781
Fidelity Government Income Fund - Class I	21,173,544
Fidelity Government Income Fund - Class M	9,064,025
Fidelity Government Income Fund - Class Z	168,716,765
Fidelity Intermediate Government Income Fund	33,354,931
Fidelity Managed Retirement 2010 Fund - Fidelity Managed Retirement 2010 Fund	104,247
Fidelity Managed Retirement 2010 Fund - Class K	2,486
Fidelity Managed Retirement 2010 Fund - Class K6	5,817
Fidelity Managed Retirement 2010 Fund - Class A	5,392
Fidelity Managed Retirement 2010 Fund - Class I	1,800
Fidelity Managed Retirement 2010 Fund - Class Z6	3,201
Fidelity Managed Retirement 2015 Fund - Fidelity Managed Retirement 2015 Fund	92,668
Fidelity Managed Retirement 2015 Fund - Class K	3,179
Fidelity Managed Retirement 2015 Fund - Class K6	3,181
Fidelity Managed Retirement 2015 Fund - Class A	22,823
Fidelity Managed Retirement 2015 Fund - Class I	5,000
Fidelity Managed Retirement 2015 Fund - Class Z6	2,240
Fidelity Managed Retirement 2020 Fund - Fidelity Managed Retirement 2020 Fund	144,861
Fidelity Managed Retirement 2020 Fund - Class K	2,653
Fidelity Managed Retirement 2020 Fund - Class K6	14,635
Fidelity Managed Retirement 2020 Fund - Class A	6,657
Fidelity Managed Retirement 2020 Fund - Class I	4,277
Fidelity Managed Retirement 2020 Fund - Class Z6	2,284
Fidelity Managed Retirement 2025 Fund - Fidelity Managed Retirement 2025 Fund	917,188
Fidelity Managed Retirement 2025 Fund - Class K	5,156
Fidelity Managed Retirement 2025 Fund - Class K6	62,935
Fidelity Managed Retirement 2025 Fund - Class A	32,305
Fidelity Managed Retirement 2025 Fund - Class I	3,286
Fidelity Managed Retirement 2025 Fund - Class Z6	2,262
Fidelity Managed Retirement 2030 Fund - Fidelity Managed Retirement 2030 Fund	3,386,355
Fidelity Managed Retirement 2030 Fund - Class K	32,132
Fidelity Managed Retirement 2030 Fund - Class K6	187,080
Fidelity Managed Retirement 2030 Fund - Class A	37,104
D-13

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY INCOME FUND (continued)
Fidelity Managed Retirement 2030 Fund - Class I	32,666
Fidelity Managed Retirement 2030 Fund - Class Z6	32,550
Fidelity Managed Retirement 2035 Fund - Fidelity Managed Retirement 2035 Fund	82,630
Fidelity Managed Retirement 2035 Fund - Class K	10,040
Fidelity Managed Retirement 2035 Fund - Class K6	10,049
Fidelity Managed Retirement 2035 Fund - Class A	10,027
Fidelity Managed Retirement 2035 Fund - Class I	10,523
Fidelity Managed Retirement 2035 Fund - Class Z6	10,045
Fidelity Managed Retirement Income Fund - Fidelity Managed Retirement Income Fund	277,015
Fidelity Managed Retirement Income Fund - Class K	2,335
Fidelity Managed Retirement Income Fund - Class K6	9,121
Fidelity Managed Retirement Income Fund - Class A	12,143
Fidelity Managed Retirement Income Fund - Class I	2,981
Fidelity Managed Retirement Income Fund - Class Z6	1,985
Fidelity Series Government Bond Index Fund	80,922,418
Fidelity Simplicity RMD 2010 Fund	202,885
Fidelity Simplicity RMD 2015 Fund	393,612
Fidelity Simplicity RMD 2020 Fund	899,575
Fidelity Simplicity RMD 2025 Fund	1,055,385
Fidelity Simplicity RMD 2030 Fund	59,352
Fidelity Simplicity RMD Income Fund	648,369
Fidelity Total Bond Fund - Fidelity Total Bond Fund	1,489,402,704
Fidelity Total Bond Fund - Class A	85,906,093
Fidelity Total Bond Fund - Class C	11,702,225
Fidelity Total Bond Fund - Class I	955,214,547
Fidelity Total Bond Fund - Class M	31,455,398
Fidelity Total Bond Fund - Class Z	733,544,320
Fidelity Total Bond K6 Fund	273,174,426
Fidelity Massachusetts Municipal Trust
Fidelity Massachusetts Municipal Income Fund	171,840,604
Fidelity Massachusetts Municipal Money Market Fund - Fidelity Massachusetts Municipal Money Market Fund	9,908,399
Fidelity Massachusetts Municipal Money Market Fund - Premium Class	1,471,707,576
Fidelity Massachusetts Municipal Money Market Fund - Institutional Class	1,133,913,910
Fidelity Merrimack Street Trust
Fidelity Corporate Bond ETF	3,650,000
Fidelity Investment Grade Bond ETF	450,000
Fidelity Investment Grade Securitized ETF	75,000
Fidelity Limited Term Bond ETF	3,750,000
Fidelity Low Duration Bond Factor ETF	4,325,000
Fidelity Sustainable Core Plus Bond ETF	250,000
Fidelity Sustainable Low Duration Bond ETF	100,000
Fidelity Tactical Bond ETF	300,000
Fidelity Total Bond ETF	93,102,000
Fidelity Municipal Trust
Fidelity Conservative Income Municipal Bond Fund - Fidelity Conservative Income Municipal Bond Fund	246,416,642
Fidelity Conservative Income Municipal Bond Fund - Class A	10,056
Fidelity Conservative Income Municipal Bond Fund - Class I	10,059
Fidelity Conservative Income Municipal Bond Fund - Class Z	362,179
D-14

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY MUNICIPAL TRUST (continued)
Fidelity Flex Conservative Income Municipal Bond Fund	16,133,439
Fidelity Flex Municipal Income Fund	69,058,393
Fidelity Limited Term Municipal Income Fund - Fidelity Limited Term Municipal Income Fund	190,235,339
Fidelity Limited Term Municipal Income Fund - Class A	13,288,417
Fidelity Limited Term Municipal Income Fund - Class C	588,342
Fidelity Limited Term Municipal Income Fund - Class I	31,120,162
Fidelity Limited Term Municipal Income Fund - Class M	842,883
Fidelity Limited Term Municipal Income Fund - Class Z	36,826,875
Fidelity Michigan Municipal Income Fund	43,334,497
Fidelity Minnesota Municipal Income Fund	52,586,384
Fidelity Municipal Income Fund - Fidelity Municipal Income Fund	232,476,058
Fidelity Municipal Income Fund - Class A	23,204,534
Fidelity Municipal Income Fund - Class C	2,007,798
Fidelity Municipal Income Fund - Class I	84,803,384
Fidelity Municipal Income Fund - Class M	6,462,463
Fidelity Municipal Income Fund - Class Z	24,842,485
Fidelity Ohio Municipal Income Fund	46,191,355
Fidelity Pennsylvania Municipal Income Fund	39,408,695
Fidelity New York Municipal Trust
Fidelity New York Municipal Income Fund - Fidelity New York Municipal Income Fund	92,095,376
Fidelity New York Municipal Income Fund - Class A	2,827,532
Fidelity New York Municipal Income Fund - Class C	536,554
Fidelity New York Municipal Income Fund - Class I	3,243,609
Fidelity New York Municipal Income Fund - Class M	408,140
Fidelity New York Municipal Income Fund - Class Z	1,193,383
Fidelity New York Municipal Trust II
Fidelity New York Municipal Money Market Fund - Fidelity New York Municipal Money Market Fund	29,676,021
Fidelity New York Municipal Money Market Fund - Premium Class	1,453,776,984
Fidelity New York Municipal Money Market Fund - Institutional Class	1,357,049,146
Fidelity Newbury Street Trust
Fidelity Tax-Exempt Money Market Fund - Fidelity Tax-Exempt Money Market Fund	1,102,134,902
Fidelity Tax-Exempt Money Market Fund - Capital Reserves Class	38,819,759
Fidelity Tax-Exempt Money Market Fund - Daily Money Class	45,150,523
Fidelity Tax-Exempt Money Market Fund - Premium Class	1,699,458,509
Fidelity Treasury Money Market Fund - Fidelity Treasury Money Market Fund	36,914,992,839
Fidelity Treasury Money Market Fund - Advisor Class C	100,195,861
Fidelity Treasury Money Market Fund - Capital Reserves Class	1,877,491,982
Fidelity Treasury Money Market Fund - Daily Money Class	2,524,785,369
Fidelity Oxford Street Trust
Fidelity Commodity Strategy Fund	507,839
Fidelity SAI Inflation-Focused Fund	298,256,613
Fidelity Series Commodity Strategy Fund	18,220,699
Fidelity Oxford Street Trust II
Fidelity Commodity Strategy Central Fund	2,500,657
D-15

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY PHILLIPS STREET TRUST
Fidelity Phillips Street Trust
Fidelity Government Cash Reserves	218,047,002,532
Fidelity Revere Street Trust
Fidelity Cash Central Fund	39,280,890,004
Fidelity Municipal Cash Central Fund	2,678,233,691
Fidelity Securities Lending Cash Central Fund	29,159,967,764
Fidelity Tax-Free Cash Central Fund	1,078,834,111
Fidelity Salem Street Trust
Fidelity Conservative Income Bond Fund - Fidelity Conservative Income Bond Fund	578,462,098
Fidelity Conservative Income Bond Fund - Class A	48,039
Fidelity Conservative Income Bond Fund - Class I	35,385
Fidelity Conservative Income Bond Fund - Class Z	4,035,182
Fidelity Corporate Bond Fund - Fidelity Corporate Bond Fund	85,452,403
Fidelity Corporate Bond Fund - Class A	5,653,310
Fidelity Corporate Bond Fund - Class C	833,683
Fidelity Corporate Bond Fund - Class I	11,002,635
Fidelity Corporate Bond Fund - Class M	806,358
Fidelity Corporate Bond Fund - Class Z	60,778,137
Fidelity Emerging Markets Index Fund	662,574,154
Fidelity Flex Conservative Income Bond Fund	31,827,862
Fidelity Flex International Index Fund	133,108,605
Fidelity Flex Mid Cap Index Fund	21,151,676
Fidelity Flex Small Cap Index Fund	23,884,313
Fidelity Flex U.S. Bond Index Fund	176,575,072
Fidelity Global ex U.S. Index Fund	659,992,260
Fidelity Inflation-Protected Bond Index Fund	1,018,741,249
Fidelity Intermediate Bond Fund	269,161,425
Fidelity Intermediate Treasury Bond Index Fund	711,479,960
Fidelity International Bond Index Fund	78,103,334
Fidelity International Sustainability Index Fund	33,803,724
Fidelity Investment Grade Bond Fund - Fidelity Investment Grade Bond Fund	783,113,636
Fidelity Investment Grade Bond Fund - Class A	24,800,611
Fidelity Investment Grade Bond Fund - Class C	2,776,869
Fidelity Investment Grade Bond Fund - Class I	211,918,791
Fidelity Investment Grade Bond Fund - Class M	3,929,550
Fidelity Investment Grade Bond Fund - Class Z	209,868,108
Fidelity Large Cap Growth Index Fund	571,933,785
Fidelity Large Cap Value Index Fund	406,136,059
Fidelity Long-Term Treasury Bond Index Fund	342,052,852
Fidelity Mid Cap Growth Index Fund	28,249,428
Fidelity Mid Cap Index Fund	996,055,892
Fidelity Mid Cap Value Index Fund	35,368,466
Fidelity Municipal Bond Index Fund	8,508,817
Fidelity Municipal Core Plus Bond Fund - Fidelity Municipal Core Plus Bond Fund	2,634,453
Fidelity Municipal Core Plus Bond Fund - Class A	230,062
Fidelity Municipal Core Plus Bond Fund - Class C	202,336
Fidelity Municipal Core Plus Bond Fund - Class I	202,726
Fidelity Municipal Core Plus Bond Fund - Class M	202,337
Fidelity Municipal Core Plus Bond Fund - Class Z	203,556
D-16

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY SALEM STREET TRUST (continued)
Fidelity Municipal Income 2025 Fund - Fidelity Municipal Income 2025 Fund	1,727,253
Fidelity Municipal Income 2025 Fund - Class A	343,635
Fidelity Municipal Income 2025 Fund - Class I	482,953
Fidelity Real Estate Index Fund	163,059,270
Fidelity SAI Emerging Markets Index Fund	265,519,759
Fidelity SAI Emerging Markets Low Volatility Index Fund	303,240,874
Fidelity SAI Emerging Markets Value Index Fund	235,228,983
Fidelity SAI International Credit Fund	27,535,485
Fidelity SAI International Index Fund	309,931,773
Fidelity SAI International Low Volatility Index Fund	580,082,872
Fidelity SAI International Momentum Index Fund	51,267,306
Fidelity SAI International Quality Index Fund	27,147,610
Fidelity SAI International Value Index Fund	455,041,791
Fidelity SAI Investment Grade Securitized Fund	87,367,674
Fidelity SAI Long-Term Treasury Bond Index Fund	445,378,135
Fidelity SAI Low Duration Income Fund	620,025,528
Fidelity SAI Municipal Bond Index Fund	4,839,560
Fidelity SAI Municipal Income Fund	146,460,422
Fidelity SAI Municipal Money Market Fund	142,878,422
Fidelity SAI Real Estate Index Fund	11,663,809
Fidelity SAI Short-Term Bond Fund	329,158,121
Fidelity SAI Small-Mid Cap 500 Index Fund	260,174,905
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	1,090,777
Fidelity SAI Sustainable Core Plus Bond Fund	3,538,777
Fidelity SAI Sustainable Low Duration Income Fund	737,837
Fidelity SAI Sustainable Municipal Income Fund	1,167,653
Fidelity SAI Tax-Free Bond Fund	272,409,667
Fidelity SAI Total Bond Fund	2,283,328,557
Fidelity SAI U.S. Large Cap Index Fund	496,837,180
Fidelity SAI U.S. Low Volatility Index Fund	496,219,821
Fidelity SAI U.S. Momentum Index Fund	23,190,066
Fidelity SAI U.S. Quality Index Fund	692,475,140
Fidelity SAI U.S. Treasury Bond Index Fund	1,699,243,219
Fidelity SAI U.S. Value Index Fund	34,265,867
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	738,205,426
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	1,172,877,904
Fidelity Series Bond Index Fund	2,354,638,093
Fidelity Series Corporate Bond Fund	56,140,826
Fidelity Series Global ex U.S. Index Fund	2,791,143,425
Fidelity Series Government Money Market Fund	5,015,746,379
Fidelity Series Investment Grade Bond Fund	3,460,372,622
Fidelity Series Large Cap Growth Index Fund	49,322,635
Fidelity Series Large Cap Value Index Fund	406,947,713
Fidelity Series Long-Term Treasury Bond Index Fund	3,106,618,281
Fidelity Series Short-Term Credit Fund	60,522,835
Fidelity Series Sustainable Investment Grade Bond Fund	541,774
Fidelity Short-Term Bond Fund - Fidelity Short-Term Bond Fund	231,803,831
Fidelity Short-Term Bond Fund - Class A	24,223,567
Fidelity Short-Term Bond Fund - Class C	3,649,023
D-17

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY SALEM STREET TRUST (continued)
Fidelity Short-Term Bond Fund - Class I	26,157,861
Fidelity Short-Term Bond Fund - Class M	6,223,449
Fidelity Short-Term Bond Fund - Class Z	22,113,587
Fidelity Short-Term Bond Index Fund	249,007,982
Fidelity Short-Term Treasury Bond Index Fund	413,093,099
Fidelity Small Cap Growth Index Fund	22,155,699
Fidelity Small Cap Index Fund	909,125,404
Fidelity Small Cap Value Index Fund	40,927,117
Fidelity Strategic Dividend & Income Fund - Fidelity Strategic Dividend & Income Fund	186,975,226
Fidelity Strategic Dividend & Income Fund - Class A	55,929,929
Fidelity Strategic Dividend & Income Fund - Class C	10,688,870
Fidelity Strategic Dividend & Income Fund - Class I	40,191,999
Fidelity Strategic Dividend & Income Fund - Class M	18,991,498
Fidelity Strategic Dividend & Income Fund - Class Z	14,144,114
Fidelity Strategic Real Return Fund - Fidelity Strategic Real Return Fund	33,845,701
Fidelity Strategic Real Return Fund - Class A	6,991,148
Fidelity Strategic Real Return Fund - Class C	1,383,934
Fidelity Strategic Real Return Fund - Class I	10,309,607
Fidelity Strategic Real Return Fund - Class M	1,150,002
Fidelity Strategic Real Return Fund - Class Z	7,217,167
Fidelity Strategic Real Return Fund - Class K6	12,182,419
Fidelity Sustainability Bond Index Fund	36,628,598
Fidelity Sustainable Core Plus Bond Fund - Fidelity Sustainable Core Plus Bond Fund	2,608,370
Fidelity Sustainable Core Plus Bond Fund - Class A	139,795
Fidelity Sustainable Core Plus Bond Fund - Class C	104,478
Fidelity Sustainable Core Plus Bond Fund - Class I	104,378
Fidelity Sustainable Core Plus Bond Fund - Class M	110,729
Fidelity Sustainable Core Plus Bond Fund - Class Z	293,432
Fidelity Sustainable Intermediate Municipal Income Fund - Fidelity Sustainable Intermediate Municipal Income Fund	784,342
Fidelity Sustainable Intermediate Municipal Income Fund - Class A	155,689
Fidelity Sustainable Intermediate Municipal Income Fund - Class C	106,752
Fidelity Sustainable Intermediate Municipal Income Fund - Class I	103,196
Fidelity Sustainable Intermediate Municipal Income Fund - Class M	111,808
Fidelity Sustainable Intermediate Municipal Income Fund - Class Z	103,270
Fidelity Sustainable Low Duration Bond Fund - Fidelity Sustainable Low Duration Bond Fund	1,005,143
Fidelity Sustainable Low Duration Bond Fund - Class A	324,239
Fidelity Sustainable Low Duration Bond Fund - Class C	94,579
Fidelity Sustainable Low Duration Bond Fund - Class I	295,217
Fidelity Sustainable Low Duration Bond Fund - Class M	59,734
Fidelity Sustainable Low Duration Bond Fund - Class Z	426,244
Fidelity Tactical Bond Fund - Fidelity Tactical Bond Fund	1,999,560
Fidelity Tactical Bond Fund - Class A	424,185
Fidelity Tactical Bond Fund - Class C	269,175
Fidelity Tactical Bond Fund - Class I	656,480
Fidelity Tactical Bond Fund - Class M	296,014
Fidelity Tactical Bond Fund - Class Z	663,126
Fidelity Tax-Free Bond Fund	266,280,418
Fidelity Total International Index Fund	794,370,799
D-18

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
FIDELITY SALEM STREET TRUST (continued)
Fidelity U.S. Bond Index Fund	5,846,233,033
Fidelity U.S. Sustainability Index Fund	118,578,912
Fidelity School Street Trust
Fidelity Advisor Multi-Asset Income Fund – Fidelity Multi-Asset Income Fund	75,119,965
Fidelity Advisor Multi-Asset Income Fund - Class A	14,957,551
Fidelity Advisor Multi-Asset Income Fund - Class C	6,652,071
Fidelity Advisor Multi-Asset Income Fund - Class I	46,798,899
Fidelity Advisor Multi-Asset Income Fund - Class M	1,799,601
Fidelity Advisor Multi-Asset Income Fund - Class Z	14,522,385
Fidelity Global Credit Fund - Fidelity Global Credit Fund	4,747,221
Fidelity Global Credit Fund - Class A	684,866
Fidelity Global Credit Fund - Class C	149,808
Fidelity Global Credit Fund - Class I	447,127
Fidelity Global Credit Fund - Class M	178,588
Fidelity Global Credit Fund - Class Z	1,057,430
Fidelity Intermediate Municipal Income Fund - Fidelity Intermediate Municipal Income Fund	476,995,070
Fidelity Intermediate Municipal Income Fund - Class A	11,668,499
Fidelity Intermediate Municipal Income Fund - Class C	1,024,580
Fidelity Intermediate Municipal Income Fund - Class I	147,540,856
Fidelity Intermediate Municipal Income Fund - Class M	1,224,892
Fidelity Intermediate Municipal Income Fund - Class Z	480,717,580
Fidelity Series International Credit Fund	13,197,780
Fidelity Series International Developed Markets Bond Index Fund	1,083,176,757
Fidelity Union Street Trust
Fidelity Arizona Municipal Income Fund	11,839,647
Fidelity Maryland Municipal Income Fund	15,956,079
Fidelity Union Street Trust II
Fidelity Municipal Money Market Fund	3,896,186,686
D-19

APPENDIX E

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on June 30, 2023 (as of July 21, 2023, for Fidelity Merrimack Street Trust) was as follows:

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.17
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	29.36
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS C	LA SALLE STREET SECURITIES, LLC	ALDEN	NY	14.04
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS C	ADP BROKER-DEALER INC	JACKSONVILLE	FL	7.68
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS C	PAYCHEX SECURITIES CORP	EAST PRAIRIE	MO	6.58
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	22.67
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS M	ADP BROKER-DEALER INC	BOSTON	MA	8.90
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS M	JAMIL AHMED MD PC PROFIT SHARING PLAN	INDIANA	PA	6.73
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS Z	BURNESS COMMUNICATIONS 401K PLAN	CHEVY CHASE	MD	12.82
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS Z	IMPERIAL BAG PAPER CO LLC EMPLOYEE BENEFIT PLAN	PARAMUS	NJ	7.80
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS Z	IMPERIAL BAG PAPER CO LLC EMPLOYEE BENEFIT PLAN	NO MASSAPEQUA	NY	6.26
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS Z	GST INC PS 401K PLAN	OXFORD	MD	6.02
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS Z	FRED BEANS AUTOMOTIVE GROUP 401K PLAN	WEST CHESTER	PA	5.73
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS Z6	STOKES REGIONAL EYE CENTERS PROFIT SHARING SAVINGS PLAN	FLORENCE	SC	30.18
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS Z6	DELTA ENGINEERS DPC RETIREMENT SAVINGS	VESTAL	NY	10.07
FIDELITY ADVISOR FREEDOM 2005 FUND - CLASS Z6	CHARLES KOMAR SONS INC 401K PLAN	NAPLES	FL	5.74
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	13.91
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.78
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.91
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.76
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS C	RAYMOND JAMES FINANCIAL SERVICES	CORNELIUS	NC	5.06
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	9.51
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS Z	KANKAKEE VALLEY CONSTRUCTION CO INC 401K PROFIT SHARING PLAN	KANKAKEE	IL	13.22
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS Z	KANKAKEE VALLEY CONSTRUCTION CO INC 401K PROFIT SHARING PLAN	HERSCHER	IL	6.07
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS Z6	BOLGER OHEARN INC PROFIT SHARING PLAN	SWANSEA	MA	9.74
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS Z6	ADP BROKER-DEALER INC	BOSTON	MA	7.50
FIDELITY ADVISOR FREEDOM 2010 FUND - CLASS Z6	PRUDENTIAL INVESTMENT MGMT	MONTPELIER	VT	5.20
E-1

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY ADVISOR FREEDOM 2015 FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.33
FIDELITY ADVISOR FREEDOM 2015 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	13.45
FIDELITY ADVISOR FREEDOM 2015 FUND - CLASS Z	FRED BEANS AUTOMOTIVE GROUP 401K PLAN	DOYLESTOWN	PA	5.42
FIDELITY ADVISOR FREEDOM 2015 FUND - CLASS Z6	STEPHEN GOULD CORPORATION RETIREMENT PLAN	FAIRFIELD	CT	8.33
FIDELITY ADVISOR FREEDOM 2020 FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.49
FIDELITY ADVISOR FREEDOM 2020 FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.19
FIDELITY ADVISOR FREEDOM 2020 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	16.49
FIDELITY ADVISOR FREEDOM 2020 FUND - CLASS M	ADP BROKER-DEALER INC	BOSTON	MA	5.19
FIDELITY ADVISOR FREEDOM 2020 FUND - CLASS Z6	PRUDENTIAL INVESTMENT MGMT	MONTPELIER	VT	6.33
FIDELITY ADVISOR FREEDOM 2020 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.81
FIDELITY ADVISOR FREEDOM 2025 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	23.41
FIDELITY ADVISOR FREEDOM 2030 FUND - CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.24
FIDELITY ADVISOR FREEDOM 2030 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	24.56
FIDELITY ADVISOR FREEDOM 2030 FUND - CLASS M	ADP BROKER-DEALER INC	BOSTON	MA	6.26
FIDELITY ADVISOR FREEDOM 2030 FUND - CLASS Z6	ADP BROKER-DEALER INC	BOSTON	MA	6.28
FIDELITY ADVISOR FREEDOM 2035 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	27.58
FIDELITY ADVISOR FREEDOM 2035 FUND - CLASS Z6	ADP BROKER-DEALER INC	BOSTON	MA	6.33
FIDELITY ADVISOR FREEDOM 2040 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	26.38
FIDELITY ADVISOR FREEDOM 2040 FUND - CLASS M	ADP BROKER-DEALER INC	BOSTON	MA	7.86
FIDELITY ADVISOR FREEDOM 2040 FUND - CLASS Z6	ADP BROKER-DEALER INC	BOSTON	MA	6.35
FIDELITY ADVISOR FREEDOM 2045 FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.27
FIDELITY ADVISOR FREEDOM 2045 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	29.75
FIDELITY ADVISOR FREEDOM 2045 FUND - CLASS M	ADP BROKER-DEALER INC	BOSTON	MA	6.96
FIDELITY ADVISOR FREEDOM 2045 FUND - CLASS Z6	ADP BROKER-DEALER INC	BOSTON	MA	5.95
FIDELITY ADVISOR FREEDOM 2050 FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	5.32
FIDELITY ADVISOR FREEDOM 2050 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	30.37
FIDELITY ADVISOR FREEDOM 2050 FUND - CLASS M	ADP BROKER-DEALER INC	BOSTON	MA	9.27
FIDELITY ADVISOR FREEDOM 2050 FUND - CLASS Z6	ADP BROKER-DEALER INC	BOSTON	MA	6.72
FIDELITY ADVISOR FREEDOM 2055 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	31.05
FIDELITY ADVISOR FREEDOM 2055 FUND - CLASS M	ADP BROKER-DEALER INC	BOSTON	MA	7.02
FIDELITY ADVISOR FREEDOM 2055 FUND - CLASS Z6	ADP BROKER-DEALER INC	BOSTON	MA	5.71
FIDELITY ADVISOR FREEDOM 2060 FUND - CLASS A	ADP BROKER-DEALER INC	BOSTON	MA	5.79
FIDELITY ADVISOR FREEDOM 2060 FUND - CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	10.49
FIDELITY ADVISOR FREEDOM 2060 FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	6.27
E-2

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY ADVISOR FREEDOM 2060 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	39.35
FIDELITY ADVISOR FREEDOM 2060 FUND - CLASS M	ADP BROKER-DEALER INC	BOSTON	MA	6.69
FIDELITY ADVISOR FREEDOM 2060 FUND - CLASS Z6	ADP BROKER-DEALER INC	BOSTON	MA	6.70
FIDELITY ADVISOR FREEDOM 2065 FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.89
FIDELITY ADVISOR FREEDOM 2065 FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	21.59
FIDELITY ADVISOR FREEDOM 2065 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	31.95
FIDELITY ADVISOR FREEDOM 2065 FUND - CLASS M	TEAM VELOCITY MARKETING LLC 401K PLAN	HERNDON	VA	5.01
FIDELITY ADVISOR FREEDOM 2065 FUND - CLASS Z6	AUL	INDIANAPOLIS	IN	5.40
FIDELITY ADVISOR FREEDOM 2065 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.07
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS A	USI SECURITIES INC	PHOENIX	AZ	5.79
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS A	T ROWE PRICE INVESTMENT SERVICES	ATLANTA	GA	5.21
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	11.74
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS C	RBC WEALTH MANAGEMENT	MINNEAPOLIS	MN	5.44
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	27.52
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS M	ADP BROKER-DEALER INC	BOSTON	MA	13.57
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS Z	BURNESS COMMUNICATIONS 401K PLAN	CHEVY CHASE	MD	8.08
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS Z	ONTO INNOVATION INC 401K SAVINGS PLAN	BARNSTABLE	MA	5.62
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS Z6	CHARLES KOMAR SONS INC 401K PLAN	LYME	CT	8.43
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS Z6	MORGAN STANLEY SMITH BARNEY	PITTSBURGH	PA	7.63
FIDELITY ADVISOR FREEDOM INCOME FUND - CLASS Z6	ADP BROKER-DEALER INC	BOSTON	MA	7.34
FIDELITY FLEX FREEDOM BLEND 2005 FUND	VIC BAILEY SUPERSTORES INC 401K RETIREMENT SAVINGS PAN	SPARTANBURG	SC	19.80
FIDELITY FLEX FREEDOM BLEND 2005 FUND	R W PRESSPRICH CO INC 401K SAVINGS PLAN	FORT LEE	NJ	32.90
FIDELITY FLEX FREEDOM BLEND 2005 FUND	BOB ALLEN FORD INC 401K PLAN	LEAWOOD	KS	29.18
FIDELITY FLEX FREEDOM BLEND 2010 FUND	BELMONT INSTRUMENT LLC RETIREMENT PLAN	DEDHAM	MA	49.24
FIDELITY FLEX FREEDOM BLEND 2010 FUND	SALAMANDRA 401K PROFIT SHARING PLAN	BETHESDA	MD	13.21
FIDELITY FLEX FREEDOM BLEND 2010 FUND	DEL AMO CONSTRUCTION INC 401K PLAN	ROLLING HILLS ESTATE	CA	10.27
FIDELITY FLEX FREEDOM BLEND 2015 FUND	C5T CORPORATION 401K PLAN	SHILOH	IL	10.49
FIDELITY FLEX FREEDOM BLEND 2015 FUND	SALAMANDRA 401K PROFIT SHARING PLAN	BETHESDA	MD	9.57
FIDELITY FLEX FREEDOM BLEND 2015 FUND	SKL INVESTMENT GROUP LLC 401K PLAN	NAPLES	FL	8.31
E-3

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FLEX FREEDOM BLEND 2015 FUND	PSICC 401K PLAN	MARION	AR	7.54
FIDELITY FLEX FREEDOM BLEND 2015 FUND	R W PRESSPRICH CO INC 401K SAVINGS PLAN	DELRAY BEACH	FL	6.42
FIDELITY FLEX FREEDOM BLEND 2015 FUND	GUARDIAN ELDER CARE LLCS 401K PLAN	BROCKWAY	PA	6.07
FIDELITY FLEX FREEDOM BLEND 2020 FUND	RENE L COTE SONS INC RETIREMENT PLAN	CHICOPEE	MA	9.38
FIDELITY FLEX FREEDOM BLEND 2020 FUND	HOUSING PARTNERSHIP DEVELOPMENT CORPORATION 401K PLAN	BROOKLYN	NY	5.76
FIDELITY FLEX FREEDOM BLEND INCOME FUND	GEM EQUIPMENT OF OREGON INC EMPLOYEES 401K SALARY	SILVERTON	OR	49.51
FIDELITY FLEX FREEDOM BLEND INCOME FUND	MECCO PARTNERS LLC EMPLOYEES PROFIT SHARING AND 401K PLAN	PITTSBURGH	PA	10.15
FIDELITY FLEX FREEDOM BLEND INCOME FUND	RMKM 401K PLAN	ALBUQUERQUE	NM	6.23
FIDELITY FLEX FREEDOM BLEND INCOME FUND	FIDELITAS LLC 401K PLAN	SAN ANTONIO	TX	6.21
FIDELITY FLEX FREEDOM BLEND INCOME FUND	FIDELITY ADVANTAGE 401K	HARRISONBURG	VA	5.67
FIDELITY FREEDOM INCOME FUND - CLASS K6	INTERNATIONAL UNION UAW LPS	DETROIT	MI	6.60
FIDELITY FREEDOM BLEND 2005 FUND - CLASS K	HOUSTON MUSEUM OF NATURAL SCIENCE EMPLOYEES 401K PLAN	HOUSTON	TX	49.34
FIDELITY FREEDOM BLEND 2005 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	30.30
FIDELITY FREEDOM BLEND 2005 FUND - CLASS K	FUTURA TITLE ESCROW LLC PLAN	BEND	OR	8.13
FIDELITY FREEDOM BLEND 2005 FUND - CLASS K	SMC INC EMPLOYEE SAVINGS PLAN	CHICAGO	IL	6.18
FIDELITY FREEDOM BLEND 2005 FUND - CLASS K6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	9.79
FIDELITY FREEDOM BLEND 2005 FUND - CLASS K6	ROBERT HALF INTERNATIONAL INC DEFERRED SALARY SAVINGS PLAN	ALOHA	OR	8.45
FIDELITY FREEDOM BLEND 2005 FUND - CLASS K6	M HOLDINGS SECURITIES INC	PHOENIX	AZ	8.16
FIDELITY FREEDOM BLEND 2005 FUND - CLASS K6	UNIVERSITY OF MISSOURI	COLUMBIA	MO	5.90
FIDELITY FREEDOM BLEND 2005 FUND - PREMIER CLASS	SUTTER HEALTH 403B SAVINGS PLAN	LAKEPORT	CA	8.53
FIDELITY FREEDOM BLEND 2005 FUND - PREMIER CLASS	CAMBIUM LEARNING GROUP INC PROFIT SHARING RETIREMENT PLAN	ACTON	MA	6.93
FIDELITY FREEDOM BLEND 2005 FUND - PREMIER CLASS	SUTTER HEALTH 403B SAVINGS PLAN	ELK GROVE	CA	6.69
FIDELITY FREEDOM BLEND 2005 FUND - PREMIER CLASS	SUTTER HEALTH 403B SAVINGS PLAN	CARSON CITY	NV	5.02
FIDELITY FREEDOM BLEND 2005 FUND*	CAMARILLO	MODESTO	CA	20.21
FIDELITY FREEDOM BLEND 2005 FUND*	SULLIVAN	SOQUEL	CA	19.99
FIDELITY FREEDOM BLEND 2005 FUND*	ANDREWS	CAMERON PARK	CA	17.79
FIDELITY FREEDOM BLEND 2005 FUND*	DE HONESTIS	SACRAMENTO	CA	11.53
FIDELITY FREEDOM BLEND 2005 FUND*	BAKKEN	FOLSOM	CA	8.60
FIDELITY FREEDOM BLEND 2005 FUND*	BELCHER	SACRAMENTO	CA	6.24
FIDELITY FREEDOM BLEND 2005 FUND - CLASS A	FITZGERALD	STUART	FL	33.14
E-4

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2005 FUND - CLASS A	TRUIST INVESTMENT SERVICES INC	ORLANDO	FL	23.48
FIDELITY FREEDOM BLEND 2005 FUND - CLASS A	LION STREET FINANCIAL LLC	UPPER CHICHESTER	PA	8.59
FIDELITY FREEDOM BLEND 2005 FUND - CLASS A	TRANSAMERICA FINANCIAL ADVISORS INC	GARDEN GROVE	CA	7.37
FIDELITY FREEDOM BLEND 2005 FUND - CLASS A	LPL FINANCIAL LLC	EASTHAMPTON	MA	6.84
FIDELITY FREEDOM BLEND 2005 FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	5.59
FIDELITY FREEDOM BLEND 2005 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	74.03
FIDELITY FREEDOM BLEND 2005 FUND - CLASS C	SAGEPOINT FINANCIAL INC	CALUMET CITY	IL	13.79
FIDELITY FREEDOM BLEND 2005 FUND - CLASS C	TRIAD ADVISORS LLC	CARBONDALE	IL	10.24
FIDELITY FREEDOM BLEND 2005 FUND - CLASS I	WINDMOELLER HOELSCHER CORPORATION 401K PROFIT SHARING PLAN	FOLEY	AL	63.48
FIDELITY FREEDOM BLEND 2005 FUND - CLASS I	WALSWORTH PUBLISHING COMPANY 401K SAVINGS PLAN	SAINT JOSEPH	MI	8.35
FIDELITY FREEDOM BLEND 2005 FUND - CLASS I	LIFECORE BIOMEDICAL 401K PLAN	GUADALUPE	CA	5.49
FIDELITY FREEDOM BLEND 2005 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	82.09
FIDELITY FREEDOM BLEND 2005 FUND - CLASS M	CETERA ADVISORS LLC	NEW LENOX	IL	10.78
FIDELITY FREEDOM BLEND 2005 FUND - CLASS M	LION STREET FINANCIAL LLC	UPPER CHICHESTER	PA	6.80
FIDELITY FREEDOM BLEND 2005 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY FREEDOM BLEND 2005 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	32.56
FIDELITY FREEDOM BLEND 2005 FUND - CLASS Z6	NATIONAL UNDERGROUND GROUP 401K SAVINGS PLAN	CHESAPEAKE	VA	15.20
FIDELITY FREEDOM BLEND 2005 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	10.17
FIDELITY FREEDOM BLEND 2005 FUND - CLASS Z6	PRINCIPAL SECURITIES INC	DES MOINES	IA	9.82
FIDELITY FREEDOM BLEND 2005 FUND - CLASS Z6	STAR ASIA USA LLC DBA TITAN 401K RETIREMENT PLAN	RENTON	WA	8.92
FIDELITY FREEDOM BLEND 2005 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.75
FIDELITY FREEDOM BLEND 2010 FUND*	HULSE	LEWES	DE	13.07
FIDELITY FREEDOM BLEND 2010 FUND*	MONUMENT HEALTH INC 403B PLAN	RAPID CITY	SD	10.20
FIDELITY FREEDOM BLEND 2010 FUND*	KOLLERER	SAN MATEO	CA	8.71
FIDELITY FREEDOM BLEND 2010 FUND*	MONUMENT HEALTH INC 403B PLAN	STURGIS	SD	7.54
FIDELITY FREEDOM BLEND 2010 FUND*	VAUGHAN	PALO ALTO	CA	5.04
FIDELITY FREEDOM BLEND 2010 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	HUNT VALLEY	MD	32.31
FIDELITY FREEDOM BLEND 2010 FUND - CLASS K	PROVOST PRITCHARD ENGINEERING GROUP 401K PROFIT SHARING PLAN	BAKERSFIELD	CA	14.10
FIDELITY FREEDOM BLEND 2010 FUND - CLASS K	GEMMY INDUSTRIES CORP 401K PLAN	IRVING	TX	12.93
FIDELITY FREEDOM BLEND 2010 FUND - CLASS K	CASNER EDWARDS LLP 401K PROFIT SHARING PLAN	ORLEANS	MA	8.59
E-5

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2010 FUND - CLASS K	CALIFORNIA CASUALTY MANAGEMENT CO SAVINGS INVESTMENT PLAN	LAS VEGAS	NV	6.01
FIDELITY FREEDOM BLEND 2010 FUND - CLASS K	FUTURA TITLE ESCROW LLC PLAN	BOISE	ID	5.96
FIDELITY FREEDOM BLEND 2010 FUND - CLASS K6	JONES WALKER LLP PROFITSHARING RETIREMENT PLAN	JACKSON	MS	5.13
FIDELITY FREEDOM BLEND 2010 FUND - CLASS A	SA STONE WEALTH MANAGEMENT INC	WEXFORD	PA	43.26
FIDELITY FREEDOM BLEND 2010 FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	14.36
FIDELITY FREEDOM BLEND 2010 FUND - CLASS A	SA STONE WEALTH MANAGEMENT INC	GREENSBURG	PA	13.42
FIDELITY FREEDOM BLEND 2010 FUND - CLASS A	CETERA FINANCIAL SPECIALISTS LLC	BLACKWOOD	NJ	10.48
FIDELITY FREEDOM BLEND 2010 FUND - CLASS A	CETERA FINANCIAL SPECIALISTS LLC	BLACKWOOD	NJ	8.20
FIDELITY FREEDOM BLEND 2010 FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	6.46
FIDELITY FREEDOM BLEND 2010 FUND - CLASS C	PAYCHEX SECURITIES CORP	INDIANAPOLIS	IN	27.56
FIDELITY FREEDOM BLEND 2010 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	23.43
FIDELITY FREEDOM BLEND 2010 FUND - CLASS C	INDEPENDENT FINANCIAL GROUP LLC	SWEDESBORO	NJ	13.20
FIDELITY FREEDOM BLEND 2010 FUND - CLASS C	RAYMOND JAMES FINANCIAL SERVICES INC	PITTSBURGH	PA	12.66
FIDELITY FREEDOM BLEND 2010 FUND - CLASS C	SAGEPOINT FINANCIAL INC	CALUMET CITY	IL	8.23
FIDELITY FREEDOM BLEND 2010 FUND - CLASS C	PLANMEMBER SECURITIES CORPORATION	PRINEVILLE	OR	6.72
FIDELITY FREEDOM BLEND 2010 FUND - CLASS I	LIFECORE BIOMEDICAL 401K PLAN	SAN LUIS OBISPO	CA	26.97
FIDELITY FREEDOM BLEND 2010 FUND - CLASS I	PLURALSIGHT 401K PLAN	ROY	UT	20.03
FIDELITY FREEDOM BLEND 2010 FUND - CLASS I	WALSWORTH PUBLISHING COMPANY 401K SAVINGS PLAN	CHESAPEAKE	VA	7.68
FIDELITY FREEDOM BLEND 2010 FUND - CLASS I	WALSWORTH PUBLISHING COMPANY 401K SAVINGS PLAN	FULTON	MO	7.26
FIDELITY FREEDOM BLEND 2010 FUND - CLASS I	PLURALSIGHT 401K PLAN	BURLINGTON	CT	6.67
FIDELITY FREEDOM BLEND 2010 FUND - CLASS I	THE BURPEE RETIREMENT SAVINGS PLAN	HATBORO	PA	6.48
FIDELITY FREEDOM BLEND 2010 FUND - CLASS I	PLURALSIGHT 401K PLAN	SALT LAKE CITY	UT	5.97
FIDELITY FREEDOM BLEND 2010 FUND - CLASS M	SA STONE WEALTH MANAGEMENT INC	GRAND BLANC	MI	26.72
FIDELITY FREEDOM BLEND 2010 FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	22.03
FIDELITY FREEDOM BLEND 2010 FUND - CLASS M	PAYCHEX SECURITIES CORP	OAKLAND	CA	21.94
FIDELITY FREEDOM BLEND 2010 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	20.47
FIDELITY FREEDOM BLEND 2010 FUND - CLASS M	PROSPERA FINANCIAL SERVICES	KITTY HAWK	NC	8.84
FIDELITY FREEDOM BLEND 2010 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	86.12
FIDELITY FREEDOM BLEND 2010 FUND - CLASS Z	SINGH	LEXINGTON	MA	7.57
FIDELITY FREEDOM BLEND 2010 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	24.05
FIDELITY FREEDOM BLEND 2010 FUND - CLASS Z6	PRINCIPAL SECURITIES INC	DES MOINES	IA	18.47
E-6

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2010 FUND - CLASS Z6	BRUNER COTT ASSOCIATES INC 401K PLAN	LINCOLN	MA	11.37
FIDELITY FREEDOM BLEND 2010 FUND - CLASS Z6	MID ATLANTIC CLEARING & SETTLEMENT	PITTSBURGH	PA	11.26
FIDELITY FREEDOM BLEND 2010 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.24
FIDELITY FREEDOM BLEND 2015 FUND*	MADISON STANDARD ELECTRIC 401K PLAN	BLOOMFIELD HILLS	MI	10.28
FIDELITY FREEDOM BLEND 2015 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	BALTIMORE	MD	31.91
FIDELITY FREEDOM BLEND 2015 FUND - CLASS K	CALIFORNIA CASUALTY MANAGEMENT CO SAVINGS INVESTMENT PLAN	PALO ALTO	CA	30.50
FIDELITY FREEDOM BLEND 2015 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	BALTIMORE	MD	7.62
FIDELITY FREEDOM BLEND 2015 FUND - CLASS K	CALIFORNIA CASUALTY MANAGEMENT CO SAVINGS INVESTMENT PLAN	TUCSON	AZ	5.30
FIDELITY FREEDOM BLEND 2015 FUND - CLASS A	PAYCHEX SECURITIES CORP	LEXINGTON	MA	33.59
FIDELITY FREEDOM BLEND 2015 FUND - CLASS A	RAYMOND JAMES FINANCIAL SERVICES	SIMSBURY	CT	19.62
FIDELITY FREEDOM BLEND 2015 FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	14.26
FIDELITY FREEDOM BLEND 2015 FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	14.16
FIDELITY FREEDOM BLEND 2015 FUND - CLASS C	BCG SECURITIES	NASHVILLE	IN	40.01
FIDELITY FREEDOM BLEND 2015 FUND - CLASS C	BCG SECURITIES	CODY	WY	23.49
FIDELITY FREEDOM BLEND 2015 FUND - CLASS C	BCG SECURITIES	BURLINGTON	NJ	9.46
FIDELITY FREEDOM BLEND 2015 FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.17
FIDELITY FREEDOM BLEND 2015 FUND - CLASS C	LIFEMARK SECURITIES CORP	UTICA	NY	5.98
FIDELITY FREEDOM BLEND 2015 FUND - CLASS C	PAYCHEX SECURITIES CORP	SAINT PAUL	MN	5.66
FIDELITY FREEDOM BLEND 2015 FUND - CLASS I	THE BURPEE RETIREMENT SAVINGS PLAN	DOYLESTOWN	PA	58.84
FIDELITY FREEDOM BLEND 2015 FUND - CLASS I	WALSWORTH PUBLISHING COMPANY 401K SAVINGS PLAN	RIPON	WI	8.91
FIDELITY FREEDOM BLEND 2015 FUND - CLASS I	WINDMOELLER HOELSCHER CORPORATION 401K PROFIT SHARING PLAN	CRANSTON	RI	6.95
FIDELITY FREEDOM BLEND 2015 FUND - CLASS I	WALSWORTH PUBLISHING COMPANY 401K SAVINGS PLAN	FULTON	MO	6.69
FIDELITY FREEDOM BLEND 2015 FUND - CLASS M	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	23.46
FIDELITY FREEDOM BLEND 2015 FUND - CLASS M	PAYCHEX SECURITIES CORP	BOGUE CHITTO	MS	18.21
FIDELITY FREEDOM BLEND 2015 FUND - CLASS M	PAYCHEX SECURITIES CORP	COON RAPIDS	MN	14.09
FIDELITY FREEDOM BLEND 2015 FUND - CLASS M	OSAIC WEALTH INC	FOLEY	MN	8.94
FIDELITY FREEDOM BLEND 2015 FUND - CLASS M	OSAIC WEALTH INC	MAPLE LAKE	MN	7.80
FIDELITY FREEDOM BLEND 2015 FUND - CLASS M	ADP BROKER-DEALER INC	WHITESTONE	NY	7.23
FIDELITY FREEDOM BLEND 2015 FUND - CLASS M	OSAIC WEALTH INC	MAPLE LAKE	MN	7.07
FIDELITY FREEDOM BLEND 2015 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	100.00
E-7

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2015 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	64.44
FIDELITY FREEDOM BLEND 2015 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	10.84
FIDELITY FREEDOM BLEND 2015 FUND - CLASS Z6	PRINCIPAL SECURITIES INC	DES MOINES	IA	8.64
FIDELITY FREEDOM BLEND 2020 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	LUTHERVILLE	MD	18.26
FIDELITY FREEDOM BLEND 2020 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	LUTHERVILLE	MD	16.04
FIDELITY FREEDOM BLEND 2020 FUND - CLASS K	RHR INTERNATIONAL LLP SAVINGS AND RETIREMENT PLAN	DANA POINT	CA	6.37
FIDELITY FREEDOM BLEND 2020 FUND - CLASS K6	LINCOLN FINANCIAL ADVISORS CORP	FORT WAYNE	IN	8.85
FIDELITY FREEDOM BLEND 2020 FUND - CLASS A	EMPLOYEES PROFIT SHARING TRUST OF FRANK REWOLD SONS INC	ROCHESTER	MI	10.11
FIDELITY FREEDOM BLEND 2020 FUND - CLASS A	OSAIC WEALTH INC	LIMA	OH	8.72
FIDELITY FREEDOM BLEND 2020 FUND - CLASS A	CETERA FINANCIAL SPECIALISTS LLC	MAPLE SHADE	NJ	8.09
FIDELITY FREEDOM BLEND 2020 FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	7.37
FIDELITY FREEDOM BLEND 2020 FUND - CLASS A	EMPLOYEES PROFIT SHARING TRUST OF FRANK REWOLD SONS INC	ORTONVILLE	MI	7.22
FIDELITY FREEDOM BLEND 2020 FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	5.54
FIDELITY FREEDOM BLEND 2020 FUND - CLASS C	PAYCHEX SECURITIES CORP	SEATTLE	WA	13.40
FIDELITY FREEDOM BLEND 2020 FUND - CLASS C	BCG SECURITIES	FAIRLESS HILLS	PA	10.87
FIDELITY FREEDOM BLEND 2020 FUND - CLASS C	SECURITIES AMERICA INC	SIOUX CITY	IA	9.05
FIDELITY FREEDOM BLEND 2020 FUND - CLASS C	OSAIC WEALTH INC	AUSTIN	TX	6.63
FIDELITY FREEDOM BLEND 2020 FUND - CLASS C	CETERA ADVISORS LLC	MODESTO	CA	5.24
FIDELITY FREEDOM BLEND 2020 FUND - CLASS I	WINDMOELLER HOELSCHER CORPORATION 401K PROFIT SHARING PLAN	PAWTUCKET	RI	7.97
FIDELITY FREEDOM BLEND 2020 FUND - CLASS I	WALSWORTH PUBLISHING COMPANY 401K SAVINGS PLAN	RIPON	WI	7.68
FIDELITY FREEDOM BLEND 2020 FUND - CLASS I	LIFECORE BIOMEDICAL 401K PLAN	WACONIA	MN	6.08
FIDELITY FREEDOM BLEND 2020 FUND - CLASS I	ULTISAT INC 401K PLAN	GREENLAWN	NY	5.33
FIDELITY FREEDOM BLEND 2020 FUND - CLASS I	ALPHA ANALYTICAL INC 401K PROFIT SHARING PLAN	FRAMINGHAM	MA	5.12
FIDELITY FREEDOM BLEND 2020 FUND - CLASS M	PAYCHEX SECURITIES CORP	CLINTON	IL	15.17
FIDELITY FREEDOM BLEND 2020 FUND - CLASS M	CETERA FINANCIAL SPECIALISTS LLC	WINFIELD	IL	14.74
FIDELITY FREEDOM BLEND 2020 FUND - CLASS M	PARKLAND SECURITIES LLC	WHITE HALL	AR	12.66
FIDELITY FREEDOM BLEND 2020 FUND - CLASS M	PAYCHEX SECURITIES CORP	LITHONIA	GA	11.47
FIDELITY FREEDOM BLEND 2020 FUND - CLASS M	PAYCHEX SECURITIES CORP	CLEARWATER	KS	6.54
FIDELITY FREEDOM BLEND 2020 FUND - CLASS M	SYNOVUS SECURITIES	VALLEY	AL	6.29
E-8

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2020 FUND - CLASS M	INTER VALLEY ESCROW INC 401K PROFIT SHARING PLAN	GLENDALE	CA	5.11
FIDELITY FREEDOM BLEND 2020 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	HULL	MA	52.60
FIDELITY FREEDOM BLEND 2020 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	ROWLESBURG	WV	15.60
FIDELITY FREEDOM BLEND 2020 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	FORT WORTH	TX	9.37
FIDELITY FREEDOM BLEND 2020 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	MCMURRAY	PA	6.91
FIDELITY FREEDOM BLEND 2020 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	PITTSBURGH	PA	5.36
FIDELITY FREEDOM BLEND 2020 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	36.48
FIDELITY FREEDOM BLEND 2020 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	17.03
FIDELITY FREEDOM BLEND 2020 FUND - CLASS Z6	PRINCIPAL SECURITIES INC	DES MOINES	IA	6.17
FIDELITY FREEDOM BLEND 2025 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	LUTHERVILLE	MD	12.98
FIDELITY FREEDOM BLEND 2025 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	ANNAPOLIS	MD	11.49
FIDELITY FREEDOM BLEND 2025 FUND - CLASS K	PROVOST PRITCHARD ENGINEERING GROUP 401K PROFIT SHARING PLAN	VISALIA	CA	5.57
FIDELITY FREEDOM BLEND 2025 FUND - CLASS K	CALIFORNIA CASUALTY MANAGEMENT CO SAVINGS INVESTMENT PLAN	COLORADO SPRINGS	CO	5.15
FIDELITY FREEDOM BLEND 2025 FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	10.12
FIDELITY FREEDOM BLEND 2025 FUND - CLASS A	MSCS FINANCIAL SERVICES DIVISION	OAK BROOK	IL	8.32
FIDELITY FREEDOM BLEND 2025 FUND - CLASS A	EMPLOYEES PROFIT SHARING TRUST OF FRANK REWOLD SONS INC	OAKLAND	MI	6.74
FIDELITY FREEDOM BLEND 2025 FUND - CLASS C	BCG SECURITIES	HUNTINGDON VALLEY	PA	14.01
FIDELITY FREEDOM BLEND 2025 FUND - CLASS C	MCCOLLUM	GLOUCESTER	MA	7.08
FIDELITY FREEDOM BLEND 2025 FUND - CLASS C	BCG SECURITIES	CODY	WY	6.18
FIDELITY FREEDOM BLEND 2025 FUND - CLASS C	RAYMOND JAMES FINANCIAL SERVICES	WEST SIMSBURY	CT	5.41
FIDELITY FREEDOM BLEND 2025 FUND - CLASS I	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	9.57
FIDELITY FREEDOM BLEND 2025 FUND - CLASS M	CETERA FINANCIAL SPECIALISTS LLC	TEMPLE TERRACE	FL	29.78
FIDELITY FREEDOM BLEND 2025 FUND - CLASS M	CETERA ADVISOR NETWORKS LLC	COPLEY	OH	10.65
FIDELITY FREEDOM BLEND 2025 FUND - CLASS M	PAYCHEX SECURITIES CORP	TORRANCE	CA	8.86
E-9

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2025 FUND - CLASS M	PAYCHEX SECURITIES CORP	FAYETTEVILLE	GA	7.37
FIDELITY FREEDOM BLEND 2025 FUND - CLASS M	RAYMOND JAMES FINANCIAL SERVICES	FORT LAUDERDALE	FL	5.94
FIDELITY FREEDOM BLEND 2025 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	CARNEGIE	PA	28.52
FIDELITY FREEDOM BLEND 2025 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	PITTSBURGH	PA	11.85
FIDELITY FREEDOM BLEND 2025 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	KALAMAZOO	MI	11.03
FIDELITY FREEDOM BLEND 2025 FUND - CLASS Z	GLOTZBACH	NEW ALBANY	IN	8.16
FIDELITY FREEDOM BLEND 2025 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	SAULT STE. MARIE	MI	5.87
FIDELITY FREEDOM BLEND 2025 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	43.39
FIDELITY FREEDOM BLEND 2025 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	13.41
FIDELITY FREEDOM BLEND 2025 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.33
FIDELITY FREEDOM BLEND 2030 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	EDGEWATER	MD	7.08
FIDELITY FREEDOM BLEND 2030 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	ANNAPOLIS	MD	5.87
FIDELITY FREEDOM BLEND 2030 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	BALTIMORE	MD	5.40
FIDELITY FREEDOM BLEND 2030 FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	13.90
FIDELITY FREEDOM BLEND 2030 FUND - CLASS A	MSCS FINANCIAL SERVICES DIVISION	OAK BROOK	IL	5.19
FIDELITY FREEDOM BLEND 2030 FUND - CLASS C	BCG SECURITIES	BLOOMINGTON	IN	11.54
FIDELITY FREEDOM BLEND 2030 FUND - CLASS C	IRWIN	BROOKLINE	NH	7.14
FIDELITY FREEDOM BLEND 2030 FUND - CLASS C	RAYMOND JAMES FINANCIAL SERVICES	SIMSBURY	CT	6.33
FIDELITY FREEDOM BLEND 2030 FUND - CLASS C	PAYCHEX SECURITIES CORP	GREENVILLE	PA	5.06
FIDELITY FREEDOM BLEND 2030 FUND - CLASS I	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	6.51
FIDELITY FREEDOM BLEND 2030 FUND - CLASS M	CAMBRIDGE INVESTMENT RESEARCH	LAKE IN THE HILLS	IL	14.08
FIDELITY FREEDOM BLEND 2030 FUND - CLASS M	SA STONE WEALTH MANAGEMENT INC	GIBSONIA	PA	10.67
FIDELITY FREEDOM BLEND 2030 FUND - CLASS M	ALLSTATE FINANCIAL SERVICES LLC	NORTHWOOD	OH	6.29
FIDELITY FREEDOM BLEND 2030 FUND - CLASS M	PAYCHEX SECURITIES CORP	READING	PA	5.96
FIDELITY FREEDOM BLEND 2030 FUND - CLASS M	AMERIPRISE FINANCIAL SERVICES INC	NEWMARKET	NH	5.84
FIDELITY FREEDOM BLEND 2030 FUND - CLASS M	INTER VALLEY ESCROW INC 401K PROFIT SHARING PLAN	PRESCOTT	AZ	5.56
E-10

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2030 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	HIGHLANDS RANCH	CO	17.55
FIDELITY FREEDOM BLEND 2030 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	PARIS	ID	10.48
FIDELITY FREEDOM BLEND 2030 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	OAKDALE	PA	10.44
FIDELITY FREEDOM BLEND 2030 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	SPARTA	NJ	6.50
FIDELITY FREEDOM BLEND 2030 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	MCMURRAY	PA	6.36
FIDELITY FREEDOM BLEND 2030 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	27.04
FIDELITY FREEDOM BLEND 2030 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	24.51
FIDELITY FREEDOM BLEND 2030 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.14
FIDELITY FREEDOM BLEND 2035 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	COLUMBIA	MD	8.88
FIDELITY FREEDOM BLEND 2035 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	REISTERSTOWN	MD	5.01
FIDELITY FREEDOM BLEND 2035 FUND - CLASS A	MSCS FINANCIAL SERVICES DIVISION	OAK BROOK	IL	26.12
FIDELITY FREEDOM BLEND 2035 FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	12.17
FIDELITY FREEDOM BLEND 2035 FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.09
FIDELITY FREEDOM BLEND 2035 FUND - CLASS C	CETERA ADVISORS LLC	NEW YORK	NY	7.36
FIDELITY FREEDOM BLEND 2035 FUND - CLASS C	FARMERS FINANCIAL SOLUTIONS LLC	LOWELL	AR	6.19
FIDELITY FREEDOM BLEND 2035 FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.63
FIDELITY FREEDOM BLEND 2035 FUND - CLASS C	RAYMOND JAMES FINANCIAL SERVICES	CORNELIUS	NC	5.23
FIDELITY FREEDOM BLEND 2035 FUND - CLASS M	PAYCHEX SECURITIES CORP	WEBSTER	NY	14.19
FIDELITY FREEDOM BLEND 2035 FUND - CLASS M	WEIKER	WALBRIDGE	OH	10.11
FIDELITY FREEDOM BLEND 2035 FUND - CLASS M	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.60
FIDELITY FREEDOM BLEND 2035 FUND - CLASS M	MSCS FINANCIAL SERVICES DIVISION	DE PERE	WI	5.17
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z	FINANCIAL TELESIS	STONE MOUNTAIN	GA	15.85
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	WEST BOUNTIFUL	UT	8.79
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	VICKSBURG	MI	8.51
E-11

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	CANONSBURG	PA	8.33
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	CARNEGIE	PA	8.18
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	FARMINGTON	NM	5.97
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	MCKEES ROCKS	PA	5.40
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	BRIDGEVILLE	PA	5.13
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z	TRIAD ADVISORS LLC	WEST JORDAN	UT	5.07
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	29.08
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	25.69
FIDELITY FREEDOM BLEND 2035 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	8.63
FIDELITY FREEDOM BLEND 2040 FUND - CLASS A	MSCS FINANCIAL SERVICES DIVISION	OAK BROOK	IL	19.45
FIDELITY FREEDOM BLEND 2040 FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.72
FIDELITY FREEDOM BLEND 2040 FUND - CLASS A	EMPLOYEES PROFIT SHARING TRUST OF FRANK REWOLD SONS INC	FRANKLIN	MI	5.65
FIDELITY FREEDOM BLEND 2040 FUND - CLASS C	BCG SECURITIES	COLUMBUS	IN	7.95
FIDELITY FREEDOM BLEND 2040 FUND - CLASS C	RAYMOND JAMES FINANCIAL SERVICES	WAKE FOREST	NC	5.36
FIDELITY FREEDOM BLEND 2040 FUND - CLASS I	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	6.00
FIDELITY FREEDOM BLEND 2040 FUND - CLASS M	CONCOURSE FINANCIAL GROUP SECURITIES	LANCASTER	PA	12.15
FIDELITY FREEDOM BLEND 2040 FUND - CLASS M	RAYMOND JAMES FINANCIAL SERVICES	MANCHESTER	TN	7.76
FIDELITY FREEDOM BLEND 2040 FUND - CLASS M	ASCENSUS BROKER DEALER SERVICES LLC	FARGO	ND	5.91
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	BATTLE CREEK	MI	16.40
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	NEW FREEPORT	PA	11.25
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	MT. LEBANON	PA	8.24
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	EDMONDS	WA	7.32
E-12

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	BEAR RIVER CITY	UT	5.88
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	WEST NEW YORK	NJ	5.52
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	SEATAC	WA	5.49
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	31.21
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	21.87
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	8.54
FIDELITY FREEDOM BLEND 2040 FUND - CLASS Z6	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.45
FIDELITY FREEDOM BLEND 2045 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	ELLICOTT CITY	MD	6.09
FIDELITY FREEDOM BLEND 2045 FUND - CLASS A	MSCS FINANCIAL SERVICES DIVISION	OAK BROOK	IL	19.45
FIDELITY FREEDOM BLEND 2045 FUND - CLASS A	EQUITY SERVICES, INC.	PROCTOR	VT	7.02
FIDELITY FREEDOM BLEND 2045 FUND - CLASS C	OSAIC WEALTH INC	KANSAS CITY	MO	6.89
FIDELITY FREEDOM BLEND 2045 FUND - CLASS C	BCG SECURITIES	WESTPORT	IN	6.61
FIDELITY FREEDOM BLEND 2045 FUND - CLASS C	BCG SECURITIES	SEYMOUR	IN	6.44
FIDELITY FREEDOM BLEND 2045 FUND - CLASS C	OSAIC WEALTH INC	ELLIJAY	GA	5.66
FIDELITY FREEDOM BLEND 2045 FUND - CLASS I	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	5.26
FIDELITY FREEDOM BLEND 2045 FUND - CLASS M	INTER VALLEY ESCROW INC 401K PROFIT SHARING PLAN	LA CANADA	CA	24.20
FIDELITY FREEDOM BLEND 2045 FUND - CLASS M	INTER VALLEY ESCROW INC 401K PROFIT SHARING PLAN	LOS ANGELES	CA	12.68
FIDELITY FREEDOM BLEND 2045 FUND - CLASS M	ASCENSUS BROKER DEALER SERVICES LLC	FARGO	ND	8.61
FIDELITY FREEDOM BLEND 2045 FUND - CLASS M	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.20
FIDELITY FREEDOM BLEND 2045 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	ELMHURST	IL	10.64
FIDELITY FREEDOM BLEND 2045 FUND - CLASS Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	10.61
FIDELITY FREEDOM BLEND 2045 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	MONTGOMERY VILLAGE	MD	8.34
FIDELITY FREEDOM BLEND 2045 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	BOYNTON BEACH	FL	6.42
FIDELITY FREEDOM BLEND 2045 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	MURRAY	UT	6.01
FIDELITY FREEDOM BLEND 2045 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	PITTSBURGH	PA	5.98
FIDELITY FREEDOM BLEND 2045 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	26.11
E-13

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2045 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	24.59
FIDELITY FREEDOM BLEND 2045 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	8.19
FIDELITY FREEDOM BLEND 2045 FUND - CLASS Z6	PRINCIPAL SECURITIES INC	DES MOINES	IA	7.20
FIDELITY FREEDOM BLEND 2050 FUND - CLASS A	MSCS FINANCIAL SERVICES DIVISION	OAK BROOK	IL	20.07
FIDELITY FREEDOM BLEND 2050 FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	6.51
FIDELITY FREEDOM BLEND 2050 FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.44
FIDELITY FREEDOM BLEND 2050 FUND - CLASS C	LPL FINANCIAL LLC	SEATTLE	WA	5.30
FIDELITY FREEDOM BLEND 2050 FUND - CLASS I	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	5.55
FIDELITY FREEDOM BLEND 2050 FUND - CLASS M	LPL FINANCIAL LLC	TORRANCE	CA	8.50
FIDELITY FREEDOM BLEND 2050 FUND - CLASS M	SECURITIES AMERICA INC	CHARLESTOWN	IN	7.89
FIDELITY FREEDOM BLEND 2050 FUND - CLASS M	RAYMOND JAMES FINANCIAL SERVICES	PENINSULA	OH	6.07
FIDELITY FREEDOM BLEND 2050 FUND - CLASS M	LPL FINANCIAL LLC	KENNEBUNK	ME	5.01
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	BOTHELL	WA	10.96
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	ROBERTA	GA	10.65
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	RIVERTON	UT	8.53
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	8.20
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	PITTSBURGH	PA	7.22
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	WASHINGTON	PA	6.68
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	MONTROSE	CO	5.22
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	21.34
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	19.76
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	13.11
FIDELITY FREEDOM BLEND 2050 FUND - CLASS Z6	PRINCIPAL SECURITIES INC	DES MOINES	IA	8.49
FIDELITY FREEDOM BLEND 2055 FUND - CLASS A	MSCS FINANCIAL SERVICES DIVISION	OAK BROOK	IL	21.73
FIDELITY FREEDOM BLEND 2055 FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.10
FIDELITY FREEDOM BLEND 2055 FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	17.37
FIDELITY FREEDOM BLEND 2055 FUND - CLASS I	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	8.97
E-14

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2055 FUND - CLASS M	ASCENSUS BROKER DEALER SERVICES LLC	FARGO	ND	11.30
FIDELITY FREEDOM BLEND 2055 FUND - CLASS M	INTER VALLEY ESCROW INC 401K PROFIT SHARING PLAN	GLENDALE	CA	10.31
FIDELITY FREEDOM BLEND 2055 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	BRIER	WA	9.53
FIDELITY FREEDOM BLEND 2055 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	CENTENNIAL	CO	8.60
FIDELITY FREEDOM BLEND 2055 FUND - CLASS Z	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.00
FIDELITY FREEDOM BLEND 2055 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	PITTSBURGH	PA	5.39
FIDELITY FREEDOM BLEND 2055 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	CANONSBURG	PA	5.17
FIDELITY FREEDOM BLEND 2055 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	19.11
FIDELITY FREEDOM BLEND 2055 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	15.66
FIDELITY FREEDOM BLEND 2055 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	11.82
FIDELITY FREEDOM BLEND 2055 FUND - CLASS Z6	PRINCIPAL SECURITIES INC	DES MOINES	IA	9.87
FIDELITY FREEDOM BLEND 2060 FUND - CLASS A	MSCS FINANCIAL SERVICES DIVISION	OAK BROOK	IL	7.98
FIDELITY FREEDOM BLEND 2060 FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.86
FIDELITY FREEDOM BLEND 2060 FUND - CLASS M	SECURITIES AMERICA INC	WATERTOWN	MA	5.95
FIDELITY FREEDOM BLEND 2060 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	HIGHLAND HTS	OH	15.48
FIDELITY FREEDOM BLEND 2060 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	DENVER	CO	9.81
FIDELITY FREEDOM BLEND 2060 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	PITTSBURGH	PA	8.93
FIDELITY FREEDOM BLEND 2060 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	MINNEAPOLIS	MN	7.23
FIDELITY FREEDOM BLEND 2060 FUND - CLASS Z	KELLY	MOUNT PLEASANT	NC	5.10
FIDELITY FREEDOM BLEND 2060 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	21.62
FIDELITY FREEDOM BLEND 2060 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	11.77
FIDELITY FREEDOM BLEND 2060 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	10.66
FIDELITY FREEDOM BLEND 2060 FUND - CLASS Z6	PRINCIPAL SECURITIES INC	DES MOINES	IA	10.27
FIDELITY FREEDOM BLEND 2060 FUND - CLASS Z6	MSCS FINANCIAL SERVICES DIVISION	JACKSON	MI	5.39
E-15

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND 2065 FUND - CLASS K	THE RADIOLOGISTS MULTIPLE EMPLOYER 401K AND PROFIT SHARING PLAN	COCKEYSVILLE	MD	41.74
FIDELITY FREEDOM BLEND 2065 FUND - CLASS A	MSCS FINANCIAL SERVICES DIVISION	OAK BROOK	IL	15.08
FIDELITY FREEDOM BLEND 2065 FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.18
FIDELITY FREEDOM BLEND 2065 FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.80
FIDELITY FREEDOM BLEND 2065 FUND - CLASS C	INDEPENDENT FINANCIAL GROUP LLC	COATESVILLE	PA	5.67
FIDELITY FREEDOM BLEND 2065 FUND - CLASS C	LPL FINANCIAL LLC	LAYTON	UT	5.29
FIDELITY FREEDOM BLEND 2065 FUND - CLASS C	RAYMOND JAMES FINANCIAL SERVICES	GROVE CITY	OH	5.27
FIDELITY FREEDOM BLEND 2065 FUND - CLASS I	WALSWORTH PUBLISHING COMPANY 401K SAVINGS PLAN	MARCELINE	MO	6.05
FIDELITY FREEDOM BLEND 2065 FUND - CLASS M	INTER VALLEY ESCROW INC 401K PROFIT SHARING PLAN	MONROVIA	CA	22.24
FIDELITY FREEDOM BLEND 2065 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	7.97
FIDELITY FREEDOM BLEND 2065 FUND - CLASS M	PROSPERA FINANCIAL SERVICES	UBLY	MI	6.13
FIDELITY FREEDOM BLEND 2065 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	57.93
FIDELITY FREEDOM BLEND 2065 FUND - CLASS Z	VAN WICKLER	FALMOUTH	ME	10.16
FIDELITY FREEDOM BLEND 2065 FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	SUGAR LAND	TX	8.26
FIDELITY FREEDOM BLEND 2065 FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	23.62
FIDELITY FREEDOM BLEND 2065 FUND - CLASS Z6	PRINCIPAL SECURITIES INC	DES MOINES	IA	16.53
FIDELITY FREEDOM BLEND 2065 FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	11.23
FIDELITY FREEDOM BLEND 2065 FUND - CLASS Z6	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	9.62
FIDELITY FREEDOM BLEND INCOME FUND*	CONSTANTINESCU	HALLSVILLE	MO	11.47
FIDELITY FREEDOM BLEND INCOME FUND*	LOZARES	SAN LEANDRO	CA	6.50
FIDELITY FREEDOM BLEND INCOME FUND*	MONUMENT HEALTH INC 403B PLAN	RAPID CITY	SD	6.37
FIDELITY FREEDOM BLEND INCOME FUND*	MONUMENT HEALTH INC 403B PLAN	RAPID CITY	SD	5.68
FIDELITY FREEDOM BLEND INCOME FUND*	KADY	COLUMBIA	MO	5.45
FIDELITY FREEDOM BLEND INCOME FUND*	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.22
FIDELITY FREEDOM BLEND INCOME FUND*	BURT	PORT CHARLOTTE	FL	5.16
FIDELITY FREEDOM BLEND INCOME FUND*	FARMWALD	ANCHORAGE	AK	5.00
FIDELITY FREEDOM BLEND INCOME FUND - CLASS K	HOUSTON MUSEUM OF NATURAL SCIENCE EMPLOYEES 401K PLAN	HOUSTON	TX	13.37
FIDELITY FREEDOM BLEND INCOME FUND - CLASS K6	LINCOLN FINANCIAL ADVISORS CORP	FORT WAYNE	IN	11.57
FIDELITY FREEDOM BLEND INCOME FUND - CLASS K6	UNIVERSITY 2012 401A	COLUMBIA	MO	8.63
E-16

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM BLEND INCOME FUND - CLASS A	EMPLOYEES PROFIT SHARING TRUST OF FRANK REWOLD SONS INC	MACOMB	MI	14.82
FIDELITY FREEDOM BLEND INCOME FUND - CLASS A	SA STONE WEALTH MANAGEMENT INC	AVALON	PA	12.12
FIDELITY FREEDOM BLEND INCOME FUND - CLASS A	FAITH GROUP LLC 401K PLAN	GERMANTOWN	MD	11.02
FIDELITY FREEDOM BLEND INCOME FUND - CLASS A	WESTERN INTERNATIONAL SECURITIES	SHERWOOD FOREST	CA	6.96
FIDELITY FREEDOM BLEND INCOME FUND - CLASS A	EMPLOYEES PROFIT SHARING TRUST OF FRANK REWOLD SONS INC	ROCHESTER	MI	5.96
FIDELITY FREEDOM BLEND INCOME FUND - CLASS A	LPL FINANCIAL LLC	CHICOPEE	MA	5.51
FIDELITY FREEDOM BLEND INCOME FUND - CLASS C	RAYMOND JAMES FINANCIAL SERVICES	AVON	CT	75.37
FIDELITY FREEDOM BLEND INCOME FUND - CLASS C	PAYCHEX SECURITIES CORP	TARRYTOWN	NY	11.10
FIDELITY FREEDOM BLEND INCOME FUND - CLASS I	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	40.85
FIDELITY FREEDOM BLEND INCOME FUND - CLASS I	ULTISAT INC 401K PLAN	RONKONKOMA	NY	14.54
FIDELITY FREEDOM BLEND INCOME FUND - CLASS I	ALPHA ANALYTICAL INC 401K PROFIT SHARING PLAN	MANSFIELD	MA	7.50
FIDELITY FREEDOM BLEND INCOME FUND - CLASS I	WALSWORTH PUBLISHING COMPANY 401K SAVINGS PLAN	COLOMA	MI	7.28
FIDELITY FREEDOM BLEND INCOME FUND - CLASS I	ALPHA ANALYTICAL INC 401K PROFIT SHARING PLAN	NEW CITY	NY	5.98
FIDELITY FREEDOM BLEND INCOME FUND - CLASS M	FMR CAPITAL	BOSTON	MA	53.52
FIDELITY FREEDOM BLEND INCOME FUND - CLASS M	PAYCHEX SECURITIES CORP	MORRISVILLE	NC	9.62
FIDELITY FREEDOM BLEND INCOME FUND - CLASS M	HORNOR TOWNSEND & KENT INC	FAIRPORT	NY	9.21
FIDELITY FREEDOM BLEND INCOME FUND - CLASS M	PAYCHEX SECURITIES CORP	LOUISVILLE	KY	5.60
FIDELITY FREEDOM BLEND INCOME FUND - CLASS M	INFINEX INVESTMENTS INC	OXFORD	MI	5.46
FIDELITY FREEDOM BLEND INCOME FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	ROWLESBURG	WV	42.79
FIDELITY FREEDOM BLEND INCOME FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	BRIDGEVILLE	PA	35.51
FIDELITY FREEDOM BLEND INCOME FUND - CLASS Z	NICHOLSON CONSTRUCTION COMPANY EMPLOYEES 401K AND PROFIT	WEST BOUNTIFUL	UT	10.90
FIDELITY FREEDOM BLEND INCOME FUND - CLASS Z6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	47.04
FIDELITY FREEDOM BLEND INCOME FUND - CLASS Z6	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	9.06
FIDELITY FREEDOM INDEX 2005 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	60.00
FIDELITY FREEDOM INDEX 2010 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	23.39
FIDELITY FREEDOM INDEX 2010 FUND - PREMIER CLASS	RELIANCE TRUST COMPANY	HARRISON	NY	11.05
FIDELITY FREEDOM INDEX 2015 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	15.88
FIDELITY FREEDOM INDEX 2020 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	16.79
E-17

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM INDEX 2025 FUND INSTITUTIONAL PREMIUM CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.19
FIDELITY FREEDOM INDEX 2025	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.65
FIDELITY FREEDOM INDEX 2025 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	21.48
FIDELITY FREEDOM INDEX 2030 FUND - INVESTOR CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.92
FIDELITY FREEDOM INDEX 2030 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	22.49
FIDELITY FREEDOM INDEX 2035 FUND - INVESTOR CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.96
FIDELITY FREEDOM INDEX 2035 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	24.35
FIDELITY FREEDOM INDEX 2040 FUND - INVESTOR CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.42
FIDELITY FREEDOM INDEX 2040 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	23.39
FIDELITY FREEDOM INDEX 2045 FUND INSTITUTIONAL PREMIUM CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.57
FIDELITY FREEDOM INDEX 2045 FUND - INVESTOR CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	9.13
FIDELITY FREEDOM INDEX 2045 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	24.98
FIDELITY FREEDOM INDEX 2050 FUND INSTITUTIONAL PREMIUM CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.05
FIDELITY FREEDOM INDEX 2050 FUND - INVESTOR CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	8.48
FIDELITY FREEDOM INDEX 2050 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	25.73
FIDELITY FREEDOM INDEX 2055 FUND INSTITUTIONAL PREMIUM CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.15
FIDELITY FREEDOM INDEX 2055 FUND - INVESTOR CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	9.12
FIDELITY FREEDOM INDEX 2055 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	32.87
FIDELITY FREEDOM INDEX 2060 FUND INSTITUTIONAL PREMIUM CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.71
FIDELITY FREEDOM INDEX 2060 FUND - INVESTOR CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.94
FIDELITY FREEDOM INDEX 2060 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	40.18
FIDELITY FREEDOM INDEX 2065 FUND INSTITUTIONAL PREMIUM CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.58
FIDELITY FREEDOM INDEX 2065 FUND - INVESTOR CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.16
FIDELITY FREEDOM INDEX 2065 FUND - INVESTOR CLASS	THE DREES COMPANY	FT MITCHELL	KY	7.02
FIDELITY FREEDOM INDEX 2065 FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	51.21
FIDELITY FREEDOM INDEX INCOME FUND INSTITUTIONAL PREMIUM CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	8.13
E-18

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY FREEDOM INDEX INCOME FUND - INVESTOR CLASS	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.02
FIDELITY FREEDOM INDEX INCOME FUND - PREMIER CLASS	ADP BROKER-DEALER INC	BOSTON	MA	30.25
FIDELITY SUSTAINABLE TARGET DATE 2010 FUND*	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2010 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2010 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2010 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2010 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2010 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2010 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	99.99
FIDELITY SUSTAINABLE TARGET DATE 2010 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2010 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND*	FMR CAPITAL	BOSTON	MA	89.01
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND*	SLEZAK	LOWELL	MA	10.99
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	99.99
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	99.98
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	99.97
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.99
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	99.98
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND*	FMR CAPITAL	BOSTON	MA	93.26
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND*	STOLL	GEORGIA	VT	6.74
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	100.00
E-19

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	99.99
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2025 FUND*	FMR CAPITAL	BOSTON	MA	99.79
FIDELITY SUSTAINABLE TARGET DATE 2025 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2025 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2025 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2025 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2025 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	99.97
FIDELITY SUSTAINABLE TARGET DATE 2025 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2025 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2025 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND*	STOLL	GEORGIA	VT	44.48
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND*	STOLL	GEORGIA	VT	27.14
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND*	FMR CAPITAL	BOSTON	MA	25.17
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	99.98
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	99.97
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	92.00
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND - CLASS M	PAYCHEX SECURITIES CORP	ZIMMERMAN	MN	8.00
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.98
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	99.97
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND*	FMR CAPITAL	BOSTON	MA	55.28
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND*	DENNY	CHAPEL HILL	NC	11.71
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND*	NORRIS	ARLINGTON	VA	9.51
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND*	JIMMERSON	LOS ANGELES	CA	5.46
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND*	O’TOOLE	LEMOORE	CA	5.46
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	100.00
E-20

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	77.57
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND - CLASS A	LPL FINANCIAL LLC	BETHEL	CT	22.40
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	99.97
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	99.99
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2040 FUND*	FMR CAPITAL	BOSTON	MA	94.78
FIDELITY SUSTAINABLE TARGET DATE 2040 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2040 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2040 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2040 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2040 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	99.98
FIDELITY SUSTAINABLE TARGET DATE 2040 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2040 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2040 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND*	FMR CAPITAL	BOSTON	MA	71.34
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND*	MCKEE	BOISE	ID	11.23
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND*	DEAN	MALVERN	PA	10.71
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	99.97
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
E-21

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND*	FMR CAPITAL	BOSTON	MA	30.82
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND*	NAEGEL	KENMORE	WA	22.49
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND*	WOODS	NEW BRUNSWICK	NJ	21.35
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND*	CAREY	SEATTLE	WA	6.15
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND*	GEARY	GLENSHAW	PA	5.41
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	86.95
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND - CLASS A	ADP BROKER-DEALER INC	FOREST HILL	MD	13.05
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	95.33
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND*	FMR CAPITAL	BOSTON	MA	62.89
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND*	LANDON BONE BAKER ARCHITECTS	CHICAGO	IL	16.86
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND*	MURRAY	GRAPEVINE	TX	9.81
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	99.97
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	99.98
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.97
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND*	FMR CAPITAL	BOSTON	MA	78.77
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND*	HUANG	SAINT PAUL	MN	9.28
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
E-22

Class Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST (continued)
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	99.98
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	89.18
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND - CLASS M	LPL FINANCIAL LLC	SPOKANE VALLEY	WA	10.82
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND*	FMR CAPITAL	BOSTON	MA	87.95
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND*	HETZLER	DENVER	CO	5.36
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND - CLASS C	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	99.98
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND - CLASS M	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.96
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE INCOME FUND*	FMR CAPITAL	BOSTON	MA	96.88
FIDELITY SUSTAINABLE TARGET DATE INCOME FUND - CLASS K	FMR CAPITAL	BOSTON	MA	99.97
FIDELITY SUSTAINABLE TARGET DATE INCOME FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE INCOME FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE INCOME FUND - CLASS C	FMR CAPITAL	BOSTON	MA	99.99
FIDELITY SUSTAINABLE TARGET DATE INCOME FUND - CLASS I	FMR CAPITAL	BOSTON	MA	99.98
FIDELITY SUSTAINABLE TARGET DATE INCOME FUND - CLASS M	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE TARGET DATE INCOME FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.97
FIDELITY SUSTAINABLE TARGET DATE INCOME FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY ADVISOR SERIES II
FIDELITY LIMITED TERM BOND FUND*	QUANTUM SI INC	GUILFORD	CT	6.82
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	18.27
E-23

Class Name	Owner Name	City	State	Ownership%
FIDELITY ADVISOR SERIES II (continued)
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.04
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.97
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.70
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.79
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.29
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.90
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.58
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.20
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.06
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.95
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.06
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	14.32
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS I	CALIFORNIA INDEPENDENT SYSTEM	FOLSOM	CA	13.68
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	11.32
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.65
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.49
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.25
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.88
FIDELITY ADVISOR LIMITED TERM BOND FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	34.40
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	12.00
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	8.63
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.70
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.34
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.52
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	14.22
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.52
E-24

Class Name	Owner Name	City	State	Ownership%
FIDELITY ADVISOR SERIES II (continued)
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	12.70
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS C	LINCOLN INVESTMENT PLANNING LLC	FORT WASHINGTON	PA	6.20
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.85
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	54.69
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.38
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	7.09
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.31
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	10.76
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS M	PRINCIPAL SECURITIES INC	DES MOINES	IA	8.74
FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS M	KOVACK SECURITIES INC	UTICA	NY	5.02
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.93
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.65
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	6.91
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.16
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	21.27
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.10
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.86
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.27
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	40.84
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	10.03
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.84
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS M	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WINDSOR	MA	20.53
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	12.47
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	8.49
FIDELITY ADVISOR STRATEGIC INCOME FUND - CLASS Z	FIDELITY CHARITABLE GIFT FUND - POOLED INCOME FUND	BOSTON	MA	6.06
E-25

Class Name	Owner Name	City	State	Ownership%
FIDELITY CALIFORNIA MUNICIPAL TRUST
FIDELITY CALIFORNIA LIMITED TERM TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	13.64
FIDELITY CALIFORNIA LIMITED TERM TAX-FREE BOND FUND	FIDUCIARY TRUST	BOSTON	MA	5.12
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	16.24
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	12.40
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	12.19
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.95
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.77
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS A	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.48
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	32.38
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS C	J P MORGAN SECURITIES INC	BROOKLYN	NY	12.01
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	10.89
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS C	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	9.01
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS C	PFS INVESTMENTS	HUNTINGTON BEACH	CA	6.70
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	6.12
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	22.22
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	13.03
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	11.44
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.57
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	9.33
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.20
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	7.29
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.31
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS M	LPL FINANCIAL LLC	SAN DIEGO	CA	11.74
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	11.38
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS M	GWN SECURITIES INC	SAN JOSE	CA	10.48
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS M	HENDERSON	CASTRO VALLEY	CA	8.85
E-26

Class Name	Owner Name	City	State	Ownership%
FIDELITY CALIFORNIA MUNICIPAL TRUST (continued)
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS M	GWN SECURITIES INC	ALTA LOMA	CA	8.83
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS M	PETRI	ORINDA	CA	7.73
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS M	CETERA ADVISORS LLC	FORESTHILL	CA	5.59
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS Z	J P MORGAN SECURITIES INC	BROOKLYN	NY	65.31
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND - CLASS Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	17.18
FIDELITY CALIFORNIA MUNICIPAL TRUST II
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND - INSTITUTIONAL CLASS	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	14.82
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND*	WRONE	STANFORD	CA	11.17
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND*	ZINKIEWICZ	RANCHO PALOS VERDES	CA	7.42
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND*	POPOVICH	HILLSBOROUGH	CA	5.99
FIDELITY CHARLES STREET TRUST
AGGRESSIVE GROWTH ALLOCATION FUND	RAYTHEON COMPANY	WOODBRIDGE	CT	10.19
AGGRESSIVE GROWTH ALLOCATION FUND	FMR CAPITAL	BOSTON	MA	7.93
AGGRESSIVE GROWTH ALLOCATION FUND	RAYTHEON COMPANY	HIAWATHA	IA	6.20
AGGRESSIVE GROWTH ALLOCATION FUND	RAYTHEON COMPANY	DELANCO	NJ	5.26
AGGRESSIVE GROWTH ALLOCATION FUND	RAYTHEON COMPANY	GLASTONBURY	CT	5.05
BALANCED ALLOCATION FUND	RAYTHEON COMPANY	POPLAR GROVE	IL	14.32
BALANCED ALLOCATION FUND	RAYTHEON COMPANY	GARLAND	TX	8.79
BALANCED ALLOCATION FUND	RAYTHEON COMPANY	MARION	IA	7.17
BALANCED ALLOCATION FUND	RAYTHEON COMPANY	ELLINGTON	CT	6.15
BALANCED ALLOCATION FUND	FMR CAPITAL	BOSTON	MA	5.35
FIDELITY ASSET MANAGER 20% FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.78
FIDELITY ASSET MANAGER 20% FUND - CLASS A	J P MORGAN SECURITIES INC	BROOKLYN	NY	10.03
FIDELITY ASSET MANAGER 20% FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.27
FIDELITY ASSET MANAGER 20% FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.25
FIDELITY ASSET MANAGER 20% FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.24
FIDELITY ASSET MANAGER 20% FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	14.96
FIDELITY ASSET MANAGER 20% FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.35
FIDELITY ASSET MANAGER 20% FUND - CLASS C	J P MORGAN SECURITIES INC	BROOKLYN	NY	8.41
FIDELITY ASSET MANAGER 20% FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.40
FIDELITY ASSET MANAGER 20% FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.83
FIDELITY ASSET MANAGER 20% FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	13.32
FIDELITY ASSET MANAGER 20% FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	6.33
FIDELITY ASSET MANAGER 20% FUND - CLASS M	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	12.33
E-27

Class Name	Owner Name	City	State	Ownership%
FIDELITY CHARLES STREET TRUST (continued)
FIDELITY ASSET MANAGER 20% FUND - CLASS Z	FIDELITY CHARITABLE GIFT FUND - CONSERVATIVE INCOME POOL	BOSTON	MA	98.68
FIDELITY ASSET MANAGER 30% FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.38
FIDELITY ASSET MANAGER 30% FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.98
FIDELITY ASSET MANAGER 30% FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	10.85
FIDELITY ASSET MANAGER 30% FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	18.45
FIDELITY ASSET MANAGER 30% FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	14.35
FIDELITY ASSET MANAGER 30% FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.28
FIDELITY ASSET MANAGER 30% FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	12.97
FIDELITY ASSET MANAGER 30% FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	30.72
FIDELITY ASSET MANAGER 30% FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	21.29
FIDELITY ASSET MANAGER 30% FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	13.18
FIDELITY ASSET MANAGER 30% FUND - CLASS I	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.04
FIDELITY ASSET MANAGER 30% FUND - CLASS M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	39.07
FIDELITY ASSET MANAGER 30% FUND - CLASS Z	FIDELITY CHARITABLE GIFT FUND - INCOME POOL	BOSTON	MA	97.54
FIDELITY ASSET MANAGER 40% FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.50
FIDELITY ASSET MANAGER 40% FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.07
FIDELITY ASSET MANAGER 40% FUND - CLASS A	ADP BROKER-DEALER INC	BOSTON	MA	11.50
FIDELITY ASSET MANAGER 40% FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	20.74
FIDELITY ASSET MANAGER 40% FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.07
FIDELITY ASSET MANAGER 40% FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.71
FIDELITY ASSET MANAGER 40% FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.04
FIDELITY ASSET MANAGER 40% FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	23.51
FIDELITY ASSET MANAGER 40% FUND - CLASS I	IDAHO TRUST BANK	BOISE	ID	11.15
FIDELITY ASSET MANAGER 40% FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	8.18
FIDELITY ASSET MANAGER 40% FUND - CLASS I	JOHN HANCOCK TRUST CO LLC	BOSTON	MA	7.29
FIDELITY ASSET MANAGER 40% FUND - CLASS I	VOYA INSTITUTIONAL PLAN SERVIVCES	BRAINTREE	MA	7.11
FIDELITY ASSET MANAGER 40% FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	7.07
FIDELITY ASSET MANAGER 40% FUND - CLASS M	LPL FINANCIAL LLC	SAN DIEGO	CA	8.06
FIDELITY ASSET MANAGER 40% FUND - CLASS M	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.83
FIDELITY ASSET MANAGER 40% FUND - CLASS Z	FIDELITY CHARITABLE GIFT FUND - MODERATE INCOME POOL	BOSTON	MA	96.56
FIDELITY ASSET MANAGER 50% FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.62
FIDELITY ASSET MANAGER 50% FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.53
FIDELITY ASSET MANAGER 50% FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.53
E-28

Class Name	Owner Name	City	State	Ownership%
FIDELITY CHARLES STREET TRUST (continued)
FIDELITY ASSET MANAGER 50% FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	13.61
FIDELITY ASSET MANAGER 50% FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.23
FIDELITY ASSET MANAGER 50% FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.13
FIDELITY ASSET MANAGER 50% FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.67
FIDELITY ASSET MANAGER 50% FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	27.50
FIDELITY ASSET MANAGER 50% FUND - CLASS I	IDAHO TRUST BANK	BOISE	ID	10.24
FIDELITY ASSET MANAGER 50% FUND - CLASS M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	29.08
FIDELITY ASSET MANAGER 50% FUND - CLASS Z	FIDELITY CHARITABLE GIFT FUND - BALANCED POOL	BOSTON	MA	98.16
FIDELITY ASSET MANAGER 60% FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	15.49
FIDELITY ASSET MANAGER 60% FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.98
FIDELITY ASSET MANAGER 60% FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.71
FIDELITY ASSET MANAGER 60% FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.53
FIDELITY ASSET MANAGER 60% FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.64
FIDELITY ASSET MANAGER 60% FUND - CLASS I	CHET ADVISOR 529 ASSET MANAGER 60% PORTFOLIO	MERRIMACK	NH	35.24
FIDELITY ASSET MANAGER 60% FUND - CLASS I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	19.55
FIDELITY ASSET MANAGER 60% FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	7.20
FIDELITY ASSET MANAGER 60% FUND - CLASS M	LPL FINANCIAL LLC	SAN DIEGO	CA	7.47
FIDELITY ASSET MANAGER 60% FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.09
FIDELITY ASSET MANAGER 60% FUND - CLASS Z	FIDELITY CHARITABLE GIFT FUND - MODERATE GROWTH POOL	BOSTON	MA	97.20
FIDELITY ASSET MANAGER 70% FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	16.03
FIDELITY ASSET MANAGER 70% FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.81
FIDELITY ASSET MANAGER 70% FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	19.63
FIDELITY ASSET MANAGER 70% FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.30
FIDELITY ASSET MANAGER 70% FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.86
FIDELITY ASSET MANAGER 70% FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.08
FIDELITY ASSET MANAGER 70% FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	16.26
FIDELITY ASSET MANAGER 70% FUND - CLASS I	VOYA INSTITUTIONAL PLAN SERVIVCES	BRAINTREE	MA	7.30
FIDELITY ASSET MANAGER 70% FUND - CLASS I	IDAHO TRUST BANK	BOISE	ID	5.64
FIDELITY ASSET MANAGER 70% FUND - CLASS M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	23.79
FIDELITY ASSET MANAGER 70% FUND - CLASS Z	FIDELITY CHARITABLE GIFT FUND - GROWTH POOL	BOSTON	MA	97.73
FIDELITY ASSET MANAGER 85% FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	31.91
FIDELITY ASSET MANAGER 85% FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.54
FIDELITY ASSET MANAGER 85% FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	23.61
E-29

Class Name	Owner Name	City	State	Ownership%
FIDELITY CHARLES STREET TRUST (continued)
FIDELITY ASSET MANAGER 85% FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	16.65
FIDELITY ASSET MANAGER 85% FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.93
FIDELITY ASSET MANAGER 85% FUND - CLASS I	VOYA INSTITUTIONAL PLAN SERVIVCES	BRAINTREE	MA	19.05
FIDELITY ASSET MANAGER 85% FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	11.97
FIDELITY ASSET MANAGER 85% FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	5.34
FIDELITY ASSET MANAGER 85% FUND - CLASS M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	22.41
FIDELITY ASSET MANAGER 85% FUND - CLASS Z	FIDELITY CHARITABLE GIFT FUND - AGGRESSIVE GROWTH POOL	BOSTON	MA	94.74
FIDELITY SUSTAINABLE MULTI-ASSET FUND*	FIDELITY ADVISOR 529 NH SUSTAINABLE MULTI-ASSET PORTFOLIO	MERRIMACK	NH	16.33
FIDELITY SUSTAINABLE MULTI-ASSET FUND*	MA SUSTAINABLE MULTI - ASSET PORTFOLIO	MERRIMACK	NH	15.41
FIDELITY SUSTAINABLE MULTI-ASSET FUND*	PIPER	LWR WATERFORD	VT	12.98
FIDELITY SUSTAINABLE MULTI-ASSET FUND*	CHET ADVISOR SUSTAINABLE MULTI-ASSET PORTFOLIO	MERRIMACK	NH	6.30
FIDELITY SUSTAINABLE MULTI-ASSET FUND*	LEIBSON	ARLINGTON	VA	5.78
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS A	FMR CAPITAL	BOSTON	MA	67.02
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.58
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS A	COORDINATED CAPITAL SECURITIES	ORACLE	AZ	7.49
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS C	FMR CAPITAL	BOSTON	MA	55.92
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	20.29
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS C	LA SALLE STREET SECURITIES, LLC	CAMBRIDGE	MA	12.51
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS C	CETERA INVESTMENT SERVICES LLC	SAN JOSE	CA	5.77
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS I	FIDELITY ADVISOR 529 NH SUSTAINABLE MULTI-ASSET PORTFOLIO	MERRIMACK	NH	43.78
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS I	CHET ADVISOR SUSTAINABLE MULTI-ASSET PORTFOLIO	MERRIMACK	NH	28.64
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS I	FMR CAPITAL	BOSTON	MA	21.89
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS I	SOMMERFIELD	MILWAUKEE	WI	5.69
FIDELITY SUSTAINABLE MULTI-ASSET FUND - CLASS M	FMR CAPITAL	BOSTON	MA	86.10
GROWTH ALLOCATION FUND	FMR CAPITAL	BOSTON	MA	9.58
GROWTH ALLOCATION FUND	RAYTHEON COMPANY	MANCHESTER	CT	5.03
MODERATE WITH INCOME ALLOCATION FUND	FMR CAPITAL	BOSTON	MA	28.14
MODERATE WITH INCOME ALLOCATION FUND	RAYTHEON COMPANY	ELLINGTON	CT	13.88
MODERATE WITH INCOME ALLOCATION FUND	RAYTHEON COMPANY	FEEDING HILLS	MA	11.89
MODERATE WITH INCOME ALLOCATION FUND	RAYTHEON COMPANY	POPLAR GROVE	IL	11.62
MODERATE WITH INCOME ALLOCATION FUND	RAYTHEON COMPANY	GARLAND	TX	5.79
GOVERNMENT PORTFOLIO CLASS I	HARE & CO	PITTSBURGH	PA	17.92
GOVERNMENT PORTFOLIO CLASS I	US BANK NATIONAL ASSOCIATION	MILWAUKEE	WI	14.85
E-30

Class Name	Owner Name	City	State	Ownership%
FIDELITY CHARLES STREET TRUST (continued)
GOVERNMENT PORTFOLIO CLASS I	ZIONS BANCORPORATION NA	HOUSTON	TX	5.94
GOVERNMENT PORTFOLIO CLASS I	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	5.16
GOVERNMENT PORTFOLIO - CLASS II	ATCTN LLC	NASHVILLE	TN	35.18
GOVERNMENT PORTFOLIO - CLASS II	UNITED BANK INC	PARKERSBURG	WV	29.23
GOVERNMENT PORTFOLIO - CLASS II	MSCS FINANCIAL SERVICES DIVISION	SALT LAKE CITY	UT	13.20
GOVERNMENT PORTFOLIO - CLASS II	US BANK NATIONAL ASSOCIATION	MILWAUKEE	WI	8.91
GOVERNMENT PORTFOLIO - CLASS II	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	5.98
GOVERNMENT PORTFOLIO - CLASS III	MSCS FINANCIAL SERVICES DIVISION	SALT LAKE CITY	UT	20.03
GOVERNMENT PORTFOLIO - CLASS III	PNC TREASURY MGMT CASH SWEEP	CLEVELAND	PA	17.94
GOVERNMENT PORTFOLIO - CLASS III	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	11.24
GOVERNMENT PORTFOLIO - CLASS III	THE BANK OF GUAM	HAGATNA	GU	10.08
GOVERNMENT PORTFOLIO - CLASS III	HARE & CO	PITTSBURGH	PA	8.09
GOVERNMENT PORTFOLIO - CLASS III	MSCS FINANCIAL SERVICES DIVISION	WASHINGTON	DC	7.89
GOVERNMENT PORTFOLIO - INSTITUTIONAL CLASS	BANK OF AMERICA	DALLAS	TX	7.98
GOVERNMENT PORTFOLIO - INSTITUTIONAL CLASS	FESCO	BOSTON	MA	6.88
GOVERNMENT PORTFOLIO - INSTITUTIONAL CLASS	WELLS FARGO BANK NA	CHARLOTTE	NC	6.56
GOVERNMENT PORTFOLIO - INSTITUTIONAL CLASS	J P MORGAN SECURITIES INC	BROOKLYN	NY	5.41
GOVERNMENT PORTFOLIO - SELECT CLASS	SANTANDER BANK NA	MANSFIELD	MA	20.38
GOVERNMENT PORTFOLIO - SELECT CLASS	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	19.21
GOVERNMENT PORTFOLIO - SELECT CLASS	US BANK NA - FUND SERVICES GROUP	MILWAUKEE	WI	12.75
GOVERNMENT PORTFOLIO - SELECT CLASS	MSCS FINANCIAL SERVICES DIVISION	SALT LAKE CITY	UT	9.13
GOVERNMENT PORTFOLIO - SELECT CLASS	BANK OF OKLAHOMA NA	IRVING	TX	6.96
GOVERNMENT PORTFOLIO - SELECT CLASS	UMB BANK, NA	KANSAS CITY	MO	6.13
GOVERNMENT PORTFOLIO - SELECT CLASS	ANSLEY GOLF CLUB INC	ATLANTA	GA	5.36
MONEY MARKET PORTFOLIO - CLASS II	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	13.17
MONEY MARKET PORTFOLIO - CLASS II	LOVE	SAINT ALBANS	WV	11.39
MONEY MARKET PORTFOLIO - CLASS II	ROWE	MILLINGTON	TN	10.13
MONEY MARKET PORTFOLIO - CLASS II	LEE	ALPHARETTA	GA	9.43
MONEY MARKET PORTFOLIO - CLASS II	MITZNER	PALM BEACH GARDENS	FL	9.27
MONEY MARKET PORTFOLIO - CLASS III	PERSHING LLC	JERSEY CITY	NJ	76.96
MONEY MARKET PORTFOLIO - CLASS III	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	8.90
MONEY MARKET PORTFOLIO - INSTITUTIONAL CLASS	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	32.95
MONEY MARKET PORTFOLIO - INSTITUTIONAL CLASS	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	19.54
MONEY MARKET PORTFOLIO - INSTITUTIONAL CLASS	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.45
MONEY MARKET PORTFOLIO - SELECT CLASS	STERN	NEW YORK	NY	14.85
MONEY MARKET PORTFOLIO - SELECT CLASS	GIRARDIN	OAKLAND PARK	FL	14.48
E-31

Class Name	Owner Name	City	State	Ownership%
FIDELITY CHARLES STREET TRUST (continued)
MONEY MARKET PORTFOLIO - SELECT CLASS	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	13.41
MONEY MARKET PORTFOLIO - SELECT CLASS	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.84
MONEY MARKET PORTFOLIO - SELECT CLASS	BENNETT	ST. PETERSBURG	FL	5.89
MONEY MARKET PORTFOLIO - SELECT CLASS	SAMEK	LOS ANGELES	CA	5.45
MONEY MARKET PORTFOLIO - SELECT CLASS	WAGNER	GREENWICH	CT	5.41
FIDELITY INVESTMENTS MONEY MARKET TAX EXEMPT - CLASS I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.82
TAX EXEMPT PORTFOLIO - CLASS II	HILLER	NASHVILLE	TN	52.16
TAX EXEMPT PORTFOLIO - CLASS II	GUARINO	NASHVILLE	TN	29.22
TAX EXEMPT PORTFOLIO - CLASS II	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	8.24
TAX EXEMPT PORTFOLIO - CLASS II	ODELL	NASHVILLE	TN	6.43
TAX EXEMPT PORTFOLIO - CLASS III	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	36.50
TAX EXEMPT PORTFOLIO - CLASS III	DEGA	DUBLIN	OH	27.32
TAX EXEMPT PORTFOLIO - CLASS III	SCHMIDT	APPLETON	WI	21.19
TAX EXEMPT PORTFOLIO - CLASS III	UMB BANK, NA	KANSAS CITY	MO	11.59
TAX EXEMPT PORTFOLIO - SELECT CLASS	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	55.65
TAX EXEMPT PORTFOLIO - SELECT CLASS	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	19.08
TAX EXEMPT PORTFOLIO - SELECT CLASS	ABOODY	NEW HAVEN	CT	11.21
TAX EXEMPT PORTFOLIO - SELECT CLASS	GRAVES	BATON ROUGE	LA	6.91
TAX EXEMPT PORTFOLIO - SELECT CLASS	DEGA	DUBLIN	OH	6.71
TREASURY ONLY PORTFOLIO - CLASS I	HARE & CO	PITTSBURGH	PA	17.84
TREASURY ONLY PORTFOLIO - CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.96
TREASURY ONLY PORTFOLIO - CLASS I	WELLS FARGO BANK NA	CHARLOTTE	NC	5.12
TREASURY ONLY PORTFOLIO - CLASS II	REGIONS BANK	HOOVER	AL	49.86
TREASURY ONLY PORTFOLIO - CLASS II	MSCS FINANCIAL SERVICES DIVISION	SALT LAKE CITY	UT	17.81
TREASURY ONLY PORTFOLIO - CLASS II	RELIANCE TRUST CO	ATLANTA	GA	14.37
TREASURY ONLY PORTFOLIO - CLASS II	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	11.28
TREASURY ONLY PORTFOLIO - CLASS III	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	34.98
TREASURY ONLY PORTFOLIO - CLASS III	PNC TREASURY MGMT CASH SWEEP	CLEVELAND	PA	29.29
TREASURY ONLY PORTFOLIO - CLASS III	MSCS FINANCIAL SERVICES DIVISION	SIOUX FALLS	SD	17.07
TREASURY ONLY PORTFOLIO - CLASS IV	SIGNATURE BANK	NEW YORK	NY	100.00
TREASURY ONLY PORTFOLIO - INSTITUTIONAL CLASS	BANK OF AMERICA	DALLAS	TX	19.53
TREASURY ONLY PORTFOLIO - INSTITUTIONAL CLASS	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	18.68
TREASURY ONLY PORTFOLIO - INSTITUTIONAL CLASS	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	9.86
TREASURY ONLY PORTFOLIO - SELECT CLASS	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	63.21
TREASURY ONLY PORTFOLIO - SELECT CLASS	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	26.38
TREASURY PORTFOLIO - CLASS I	ZIONS BANCORPORATION NA	HOUSTON	TX	20.01
TREASURY PORTFOLIO - CLASS I	HARE & CO	PITTSBURGH	PA	12.94
TREASURY PORTFOLIO - CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	10.82
E-32

Class Name	Owner Name	City	State	Ownership%
FIDELITY CHARLES STREET TRUST (continued)
TREASURY PORTFOLIO - CLASS II	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	25.36
TREASURY PORTFOLIO - CLASS II	ATCTN LLC	NASHVILLE	TN	9.85
TREASURY PORTFOLIO - CLASS II	WIMMER PRESENTS LLC	LOS ANGELES	CA	8.88
TREASURY PORTFOLIO - CLASS II	MEMPHIS BROOKS MUSEUM OF ART INC	MEMPHIS	TN	6.56
TREASURY PORTFOLIO - CLASS II	PERSHING LLC	JERSEY CITY	NJ	5.55
TREASURY PORTFOLIO - CLASS III	PNC TREASURY MGMT CASH SWEEP	CLEVELAND	PA	28.56
TREASURY PORTFOLIO - CLASS III	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	22.61
TREASURY PORTFOLIO - CLASS III	HARE & CO	PITTSBURGH	PA	13.72
TREASURY PORTFOLIO - CLASS III	UMB BANK, NA	KANSAS CITY	MO	12.67
TREASURY PORTFOLIO - CLASS III	US BANK NATIONAL ASSOCIATION	MILWAUKEE	WI	8.52
TREASURY PORTFOLIO - CLASS III	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	5.36
TREASURY PORTFOLIO - CLASS IV	UMB BANK, NA	KANSAS CITY	MO	91.25
TREASURY PORTFOLIO - INSTITUTIONAL CLASS	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	21.54
TREASURY PORTFOLIO - INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER SMITH INC	CHARLOTTE	NY	6.38
TREASURY PORTFOLIO - SELECT CLASS	CAMBRIDGE INVESTMENT RESEARCH	MILWAUKEE	WI	32.25
TREASURY PORTFOLIO - SELECT CLASS	UMB BANK, NA	KANSAS CITY	MO	26.78
TREASURY PORTFOLIO - SELECT CLASS	PERSHING LLC	JERSEY CITY	NJ	12.73
FIDELITY COURT STREET TRUST
FIDELITY CONNECTICUT MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.02
FIDELITY COURT STREET TRUST II
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND*	LAW	SKILLMAN	NJ	12.74
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND*	LIANG	LIVINGSTON	NJ	11.72
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND*	SCHWARTZ	PASSAIC	NJ	9.51
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND*	RUTHERFORD	MORRISTOWN	NJ	8.12
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND*	CONIARIS	HOLMDEL	NJ	7.60
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND - INSTITUTIONAL CLASS	NARESH	MONTCLAIR	NJ	6.21
FIDELITY HEREFORD STREET TRUST
FIDELITY GOVERNMENT MONEY MARKET FUND - CLASS S	YAKOVENKO	SAN FRANCISCO	CA	17.36
FIDELITY GOVERNMENT MONEY MARKET FUND - CLASS S	BRAMAN	ARLINGTON	MA	15.21
FIDELITY GOVERNMENT MONEY MARKET FUND - CLASS S	BECCIA	LYNNFIELD	MA	9.09
FIDELITY GOVERNMENT MONEY MARKET FUND - CLASS S	KIROVSKI	CHICAGO	IL	8.85
E-33

Class Name	Owner Name	City	State	Ownership%
FIDELITY HEREFORD STREET TRUST (continued)
FIDELITY GOVERNMENT MONEY MARKET FUND - CLASS S	MATNEY	BOISE	ID	8.83
FIDELITY GOVERNMENT MONEY MARKET FUND - CLASS S	WARNER	SANDY	UT	7.61
FIDELITY GOVERNMENT MONEY MARKET FUND - CLASS S	SCOTT	RICHMOND	VA	5.65
FIDELITY INCOME FUND
FIDELITY ENVIRONMENTAL BOND FUND*	FMR CAPITAL	BOSTON	MA	36.73
FIDELITY ENVIRONMENTAL BOND FUND*	NORTHERN LIGHTS TRUST	BELLEVUE	WA	8.20
FIDELITY ENVIRONMENTAL BOND FUND - CLASS A	FMR CAPITAL	BOSTON	MA	69.65
FIDELITY ENVIRONMENTAL BOND FUND - CLASS A	MURPHY	MINNEAPOLIS	MN	12.50
FIDELITY ENVIRONMENTAL BOND FUND - CLASS C	FMR CAPITAL	BOSTON	MA	93.61
FIDELITY ENVIRONMENTAL BOND FUND - CLASS I	FMR CAPITAL	BOSTON	MA	26.83
FIDELITY ENVIRONMENTAL BOND FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	21.01
FIDELITY ENVIRONMENTAL BOND FUND - CLASS I	FIAM DIVERSIFIED ESG PILOT	BOSTON	MA	11.62
FIDELITY ENVIRONMENTAL BOND FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	10.09
FIDELITY ENVIRONMENTAL BOND FUND - CLASS M	FMR CAPITAL	BOSTON	MA	95.57
FIDELITY GOVERNMENT INCOME FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	7.79
FIDELITY GOVERNMENT INCOME FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.64
FIDELITY GOVERNMENT INCOME FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	52.50
FIDELITY GOVERNMENT INCOME FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	6.96
FIDELITY GOVERNMENT INCOME FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.68
FIDELITY GOVERNMENT INCOME FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	22.09
FIDELITY GOVERNMENT INCOME FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	11.12
FIDELITY GOVERNMENT INCOME FUND - CLASS I	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.12
FIDELITY GOVERNMENT INCOME FUND - CLASS I	MSCS FINANCIAL SERVICES DIVISION	FOLSOM	CA	5.07
FIDELITY GOVERNMENT INCOME FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	43.31
FIDELITY GOVERNMENT INCOME FUND - CLASS M	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.38
FIDELITY GOVERNMENT INCOME FUND - CLASS M	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.24
FIDELITY GOVERNMENT INCOME FUND - CLASS Z	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	31.70
FIDELITY MANAGED RETIREMENT 2010 FUND*	SUZUKAWA	CHATSWORTH	CA	5.56
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	85.19
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS K	SENTARA 403B PLAN	EARLYSVILLE	VA	14.81
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS K6	MICROCHIP TECHNOLOGY INCORPORATED SAVINGS PLAN	WOODLAND	WA	37.51
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	20.43
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS K6	NAVY FEDERAL 401K SAVINGS PLAN	FOUNTAIN INN	SC	19.44
E-34

Class Name	Owner Name	City	State	Ownership%
FIDELITY INCOME FUND (continued)
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS K6	FIDELITY RETIREMENT SAVINGS PLAN	CINCINNATI	OH	16.35
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS A	PARKLAND SECURITIES LLC	PHOENIX	AZ	26.51
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS A	CETERA ADVISOR NETWORKS LLC	SEASIDE	CA	19.68
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS A	FIRST COMMAND BROKERAGE SERVICES	FAIRBANKS	AK	18.36
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS A	PATEL	MONROE	NJ	16.83
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS A	LPL FINANCIAL LLC	LONG BEACH	CA	13.17
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS I	PAYCHEX SECURITIES CORP	CHULA VISTA	CA	64.80
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	34.37
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	66.43
FIDELITY MANAGED RETIREMENT 2010 FUND - CLASS Z6	ROBERTSON	GREEN CV SPGS	FL	33.57
FIDELITY MANAGED RETIREMENT 2015 FUND*	MINTY	SHOREHAM	NY	6.42
FIDELITY MANAGED RETIREMENT 2015 FUND*	VANGUARD MARKETING CORPORATION	MALVERN	PA	5.86
FIDELITY MANAGED RETIREMENT 2015 FUND*	FORSYTH	APPLE VALLEY	MN	5.73
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	70.23
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS K	SENTARA 403B PLAN	VIRGINIA BEACH	VA	17.86
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS K	SENTARA 403B PLAN	EARLYSVILLE	VA	11.91
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	45.54
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS K6	UNUM GROUP 401K RETIREMENT PLAN	LYMAN	ME	44.22
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS A	OSAIC WEALTH INC	PEYTON	CO	34.59
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS A	OSAIC WEALTH INC	COLORADO SPRINGS	CO	29.97
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS A	OSAIC WEALTH INC	THORNTON	CO	17.70
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS A	LPL FINANCIAL LLC	LONG BEACH	CA	9.07
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS A	OSAIC WEALTH INC	COLORADO SPRINGS	CO	7.63
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	67.83
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS I	SMITH	SPRING HILL	TN	17.35
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS I	MCKAIN	AUSTIN	TX	13.58
FIDELITY MANAGED RETIREMENT 2015 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY MANAGED RETIREMENT 2020 FUND*	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	11.00
E-35

Class Name	Owner Name	City	State	Ownership%
FIDELITY INCOME FUND (continued)
FIDELITY MANAGED RETIREMENT 2020 FUND*	MASSEY	FEDERAL WAY	WA	5.03
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	85.76
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS K	SENTARA 403B PLAN	EARLYSVILLE	VA	14.21
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS K6	NAVY FEDERAL 401K SAVINGS PLAN	NORFOLK	VA	47.66
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS K6	UNVERFERTH MANUFACTURING COMPANY INC 401K PLAN	FT JENNINGS	OH	20.31
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS K6	NAVY FEDERAL 401K SAVINGS PLAN	ST MARYS	GA	18.16
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS K6	FIDELITY RETIREMENT SAVINGS PLAN	COCKEYSVILLE	MD	8.17
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS A	LPL FINANCIAL LLC	LONG BEACH	CA	30.94
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS A	SIGMA FINANCIAL CORP	CLEARWATER	FL	30.36
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	19.20
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS A	BELOK	POUGHKEEPSIE	NY	6.28
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS A	CETERA FINANCIAL SPECIALISTS LLC	PLANO	IL	6.22
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS I	LPL FINANCIAL LLC	OXFORD	PA	42.14
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	29.45
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS I	OSAIC WEALTH INC	JULIAN	CA	25.92
FIDELITY MANAGED RETIREMENT 2020 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	43.79
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K	SENTARA 403B PLAN	NORFOLK	VA	29.78
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K	SENTARA 403B PLAN	YORKTOWN	VA	12.73
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K	SENTARA 403B PLAN	CHESAPEAKE	VA	7.26
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K	SENTARA HEALTHCARE 401A RETIREMENT PLAN	SOUTH BOSTON	VA	6.26
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K6	NAVY FEDERAL 401K SAVINGS PLAN	BELLE CHASSE	LA	13.68
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K6	NAVY FEDERAL 401K SAVINGS PLAN	CHULA VISTA	CA	12.95
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K6	NAVY FEDERAL 401K SAVINGS PLAN	CULPEPER	VA	12.84
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K6	NAVY FEDERAL 401K SAVINGS PLAN	SPRINGFIELD	VA	11.76
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K6	NAVY FEDERAL 401K SAVINGS PLAN	SAN DIEGO	CA	5.70
E-36

Class Name	Owner Name	City	State	Ownership%
FIDELITY INCOME FUND (continued)
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K6	FIDELITY RETIREMENT SAVINGS PLAN	MILLIS	MA	5.46
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K6	UNVERFERTH MANUFACTURING COMPANY INC 401K PLAN	VAUGHNSVILLE	OH	5.37
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS K6	UNVERFERTH MANUFACTURING COMPANY INC 401K PLAN	DELPHOS	OH	5.37
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS A	PLANMEMBER SECURITIES CORPORATION	HOLLAND	MI	25.12
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS A	ADP BROKER-DEALER INC	SAINT PETERSBURG	FL	16.90
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS A	OSAIC WEALTH INC	WOODLAND PARK	CO	16.48
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	10.64
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS A	EQUITY SERVICES, INC.	EAST DUNDEE	IL	7.21
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS A	LPL FINANCIAL LLC	LONG BEACH	CA	6.20
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS A	FIRST COMMAND BROKERAGE SERVICES	OKLAHOMA CITY	OK	5.07
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS I	OSAIC WEALTH INC	WAXHAW	NC	54.62
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	38.98
FIDELITY MANAGED RETIREMENT 2025 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY MANAGED RETIREMENT 2030 FUND*	LEON	THE WOODLANDS	TX	7.43
FIDELITY MANAGED RETIREMENT 2030 FUND*	TUCKER	WESTERVILLE	OH	5.70
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	59.58
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS K	SENTARA 403B PLAN	WOODBRIDGE	VA	20.53
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS K	SENTARA 403B PLAN	NEWPORT NEWS	VA	16.74
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS K6	UNVERFERTH MANUFACTURING COMPANY INC 401K PLAN	KALIDA	OH	31.82
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS K6	UNUM GROUP 401K RETIREMENT PLAN	FALMOUTH	ME	15.60
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS K6	FIDELITY RETIREMENT SAVINGS PLAN	CHELMSFORD	MA	8.81
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS K6	UNUM GROUP 401K RETIREMENT PLAN	EAST HAMPSTEAD	NH	6.88
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS K6	UNUM GROUP 401K RETIREMENT PLAN	LYMAN	ME	5.37
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS A	ADP BROKER-DEALER INC	COTTAGE GROVE	MN	22.12
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS A	LPL FINANCIAL LLC	NAUGATUCK	CT	13.44
E-37

Class Name	Owner Name	City	State	Ownership%
FIDELITY INCOME FUND (continued)
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS A	CLARKE	COOPER CITY	FL	10.14
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS A	HOLLINGSWORTH	BRANDON	MS	9.94
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS A	SAGEPOINT FINANCIAL INC	CRANSTON	RI	8.21
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS A	CETERA ADVISOR NETWORKS LLC	RICHMOND	ME	5.23
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	42.31
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS I	ADP BROKER-DEALER INC	PRINCESS ANNE	MD	17.98
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS I	ADP BROKER-DEALER INC	PRINCESS ANNE	MD	15.86
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS I	ASSOCIATED ELECTRIC COOP INC	SPRINGFIELD	MO	11.35
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS I	XING	LAWRENCEVILLE	NJ	6.43
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	59.03
FIDELITY MANAGED RETIREMENT 2030 FUND - CLASS Z6	PROVAGNA	MEDINA	OH	33.41
FIDELITY MANAGED RETIREMENT 2035 FUND*	NEGARD	HEBRON	KY	27.31
FIDELITY MANAGED RETIREMENT 2035 FUND*	FMR CAPITAL	BOSTON	MA	12.16
FIDELITY MANAGED RETIREMENT 2035 FUND*	MACKEY	ONEONTA	AL	11.77
FIDELITY MANAGED RETIREMENT 2035 FUND*	KEOWN	NORCROSS	GA	10.66
FIDELITY MANAGED RETIREMENT 2035 FUND*	BAKAZAN	HUNTLEY	IL	7.25
FIDELITY MANAGED RETIREMENT 2035 FUND*	PODRAZA	ROUND ROCK	TX	5.38
FIDELITY MANAGED RETIREMENT 2035 FUND - CLASS K	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY MANAGED RETIREMENT 2035 FUND - CLASS K6	FMR CAPITAL	BOSTON	MA	99.98
FIDELITY MANAGED RETIREMENT 2035 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY MANAGED RETIREMENT 2035 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	95.37
FIDELITY MANAGED RETIREMENT 2035 FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS K	FMR CAPITAL	BOSTON	MA	84.63
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS K	SENTARA 403B PLAN	EARLYSVILLE	VA	15.00
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS K6	AERA ENERGY SERVICES COMPANY RETIREMENT PLAN	BAKERSFIELD	CA	28.35
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS K6	FIDELITY RETIREMENT SAVINGS PLAN	KAYSVILLE	UT	16.25
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS K6	FIDELITY RETIREMENT SAVINGS PLAN	AUBURN	NH	16.13
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS K6	MICROCHIP TECHNOLOGY INCORPORATED SAVINGS PLAN	CHANDLER	AZ	8.78
E-38

Class Name	Owner Name	City	State	Ownership%
FIDELITY INCOME FUND (continued)
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS K6	UNVERFERTH MANUFACTURING COMPANY INC 401K PLAN	JANESVILLE	IA	5.80
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS K6	MICROCHIP TECHNOLOGY INCORPORATED SAVINGS PLAN	GRESHAM	OR	5.55
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	26.38
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS A	PURSHE KAPLAN STERLING INV	MILFORD	MI	10.26
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS A	HUMBER	EDGEWATER	MD	9.10
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS A	KCD FINANCIAL INC	OSWEGO	IL	9.00
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS A	CARLONI	BRAINTREE	MA	8.77
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.19
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS A	WAHLIN	MISSOULA	MT	5.14
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS A	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	5.12
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS I	OSAIC WEALTH INC	JOHNSTOWN	CO	49.99
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	30.01
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS I	VERGANO	NEW YORK	NY	16.38
FIDELITY MANAGED RETIREMENT INCOME FUND - CLASS Z6	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SIMPLICITY RMD 2010 FUND	GRAMITH	KEYSTONE	SD	10.62
FIDELITY SIMPLICITY RMD 2010 FUND	MCDANIEL	CARY	NC	6.10
FIDELITY SIMPLICITY RMD 2010 FUND	GRAMITH	KEYSTONE	SD	5.21
FIDELITY SIMPLICITY RMD 2015 FUND	ORSER	CORPUS CHRISTI	TX	7.82
FIDELITY SIMPLICITY RMD 2025 FUND	JEVONS	MISSION VIEJO	CA	6.57
FIDELITY SIMPLICITY RMD 2025 FUND	GREEN	CORDOVA	TN	6.08
FIDELITY SIMPLICITY RMD 2025 FUND	RICKERT	KEY WEST	FL	5.49
FIDELITY SIMPLICITY RMD 2025 FUND	HUNG	FORT WORTH	TX	5.37
FIDELITY SIMPLICITY RMD 2025 FUND	STRUNGIS	GREEN VALLEY	AZ	5.16
FIDELITY SIMPLICITY RMD 2025 FUND	LEONE	LOCKPORT	NY	5.03
FIDELITY SIMPLICITY RMD 2030 FUND	GREENFIELD	BRADENTON	FL	64.16
FIDELITY SIMPLICITY RMD 2030 FUND	FMR CAPITAL	BOSTON	MA	16.89
FIDELITY SIMPLICITY RMD 2030 FUND	AMES	SONOMA	CA	6.09
FIDELITY SIMPLICITY RMD INCOME FUND	WINDWER	N BELLMORE	NY	5.66
FIDELITY TOTAL BOND FUND*	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	6.54
FIDELITY TOTAL BOND FUND*	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	5.68
FIDELITY TOTAL BOND FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.06
FIDELITY TOTAL BOND FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	11.48
E-39

Class Name	Owner Name	City	State	Ownership%
FIDELITY INCOME FUND (continued)
FIDELITY TOTAL BOND FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.82
FIDELITY TOTAL BOND FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.46
FIDELITY TOTAL BOND FUND - CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.32
FIDELITY TOTAL BOND FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.33
FIDELITY TOTAL BOND FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.95
FIDELITY TOTAL BOND FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.22
FIDELITY TOTAL BOND FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	8.50
FIDELITY TOTAL BOND FUND - CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	7.07
FIDELITY TOTAL BOND FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.69
FIDELITY TOTAL BOND FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	34.56
FIDELITY TOTAL BOND FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	24.36
FIDELITY TOTAL BOND FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	8.17
FIDELITY TOTAL BOND FUND - CLASS I	JOHN HANCOCK LIFE INSURANCE	BOSTON	MA	6.55
FIDELITY TOTAL BOND FUND - CLASS M	TALCOTT RESOLUTION LIFE INSURANCE	HARTFORD	CT	18.47
FIDELITY TOTAL BOND FUND - CLASS M	MMLD AVIATOR	SPRINGFIELD	MA	13.77
FIDELITY TOTAL BOND FUND - CLASS M	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	11.55
FIDELITY TOTAL BOND FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	10.99
FIDELITY TOTAL BOND FUND - CLASS M	AUL	INDIANAPOLIS	IN	7.06
FIDELITY TOTAL BOND K6 FUND	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.37
FIDELITY MASSACHUSETTS MUNICIPAL TRUST
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND*	GANNON	NEEDHAM HEIGHTS	MA	19.90
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND*	STORCH	QUINCY	MA	17.15
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND*	PHILIPPAKIS	CAMBRIDGE	MA	10.06
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND*	HANTLER	WELLESLEY	MA	5.60
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND*	BODIO	ASHLAND	MA	5.06
FIDELITY MASSACHUSETTS MUNICIPAL INCOME FUND	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	15.45
FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND - INSTITUTIONAL CLASS	EIGEN	SOUTHBOROUGH	MA	5.77
FIDELITY MERRIMACK STREET TRUST
FIDELITY CORPORATE BOND ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	60.27
FIDELITY CORPORATE BOND ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	14.74
E-40

Class Name	Owner Name	City	State	Ownership%
FIDELITY MERRIMACK STREET TRUST (continued)
FIDELITY INVESTMENT GRADE BOND ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	68.58
FIDELITY INVESTMENT GRADE BOND ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	12.58
FIDELITY INVESTMENT GRADE BOND ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	10.05
FIDELITY INVESTMENT GRADE SECURITIZED ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	46.78
FIDELITY INVESTMENT GRADE SECURITIZED ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	19.41
FIDELITY INVESTMENT GRADE SECURITIZED ETF	GOLDMAN SACHS & CO. LLC	NEW YORK	NY	18.56
FIDELITY INVESTMENT GRADE SECURITIZED ETF	PERSHING LLC	JERSEY CITY	NJ	10.04
FIDELITY LIMITED TERM BOND ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	59.31
FIDELITY LIMITED TERM BOND ETF	UBS FINANCIAL SERVICES, INC.	WEEHAWKEN	NJ	9.53
FIDELITY LIMITED TERM BOND ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	8.70
FIDELITY LOW DURATION BOND FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	52.04
FIDELITY LOW DURATION BOND FACTOR ETF	UBS FINANCIAL SERVICES, INC.	WEEHAWKEN	NJ	12.28
FIDELITY LOW DURATION BOND FACTOR ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	8.41
FIDELITY SUSTAINABLE CORE PLUS BOND ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	48.24
FIDELITY SUSTAINABLE CORE PLUS BOND ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	27.75
FIDELITY SUSTAINABLE CORE PLUS BOND ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	19.02
FIDELITY SUSTAINABLE LOW DURATION BOND ETF	TD AMERITRADE CLEARING, INC	OMAHA	NE	49.82
FIDELITY SUSTAINABLE LOW DURATION BOND ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	29.63
FIDELITY SUSTAINABLE LOW DURATION BOND ETF	GOLDMAN SACHS & CO. LLC	NEW YORK	NY	11.01
FIDELITY SUSTAINABLE LOW DURATION BOND ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	8.33
FIDELITY TACTICAL BOND ETF	J.P. MORGAN SECURITIES LLC	BROOKLYN	NY	41.86
FIDELITY TACTICAL BOND ETF	BOFA SECURITIES, INC.	CHARLOTTE	NC	26.89
FIDELITY TACTICAL BOND ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	22.99
FIDELITY TOTAL BOND ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	36.05
FIDELITY TOTAL BOND ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	21.40
FIDELITY TOTAL BOND ETF	TD AMERITRADE CLEARING, INC	OMAHA	NE	11.66
FIDELITY TOTAL BOND ETF	MERRILL LYNCH PIERCE FENNER SMITH INC	NEW YORK	NY	5.54
FIDELITY TOTAL BOND ETF	COUNTRY TRUST BANK	BLOOMINGTON	IL	5.01
FIDELITY MUNICIPAL TRUST
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND - CLASS A	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND - CLASS I	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND - CLASS Z	LEE	SCOTTSDALE	AZ	31.91
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND - CLASS Z	SPERLING	HIGHLAND PARK	IL	29.16
E-41

Class Name	Owner Name	City	State	Ownership%
FIDELITY MUNICIPAL TRUST (continued)
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND - CLASS Z	SPERLING	HIGHLAND PARK	IL	14.17
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND - CLASS Z	SOMMERHAUSER	MEQUON	WI	11.28
FIDELITY CONSERVATIVE INCOME MUNICIPAL BOND FUND - CLASS Z	SOMMERHAUSER	MILWAUKEE	WI	10.69
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND*	FIDELITY RHRP GROUP	BOSTON	MA	6.79
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	14.43
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	11.57
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.52
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	9.58
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.95
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.92
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.77
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.60
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	10.33
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.80
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.47
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	7.33
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.32
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	37.72
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	23.74
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.46
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS M	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	20.56
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS M	LPL FINANCIAL LLC	SAN DIEGO	CA	16.86
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	8.51
FIDELITY LIMITED TERM MUNICIPAL INCOME FUND - CLASS M	OSAIC WEALTH INC	BROOKLINE	MA	5.91
FIDELITY MICHIGAN MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.50
FIDELITY MINNESOTA MUNICIPAL INCOME FUND	US BANK	MILWAUKEE	WI	8.28
FIDELITY MINNESOTA MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.28
FIDELITY MINNESOTA MUNICIPAL INCOME FUND	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	5.83
E-42

Class Name	Owner Name	City	State	Ownership%
FIDELITY MUNICIPAL TRUST (continued)
FIDELITY MUNICIPAL INCOME FUND*	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.62
FIDELITY MUNICIPAL INCOME FUND - CLASS A	NORTHWESTERN MUTUAL INVESTMENT	ADEL	IA	24.08
FIDELITY MUNICIPAL INCOME FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.19
FIDELITY MUNICIPAL INCOME FUND - CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.52
FIDELITY MUNICIPAL INCOME FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	6.84
FIDELITY MUNICIPAL INCOME FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.55
FIDELITY MUNICIPAL INCOME FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	20.10
FIDELITY MUNICIPAL INCOME FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.52
FIDELITY MUNICIPAL INCOME FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.56
FIDELITY MUNICIPAL INCOME FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	9.46
FIDELITY MUNICIPAL INCOME FUND - CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	57.91
FIDELITY MUNICIPAL INCOME FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	14.05
FIDELITY MUNICIPAL INCOME FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	5.62
FIDELITY MUNICIPAL INCOME FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	12.65
FIDELITY MUNICIPAL INCOME FUND - CLASS M	LPL FINANCIAL LLC	SAN DIEGO	CA	7.36
FIDELITY MUNICIPAL INCOME FUND - CLASS M	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.13
FIDELITY MUNICIPAL INCOME FUND - CLASS Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	28.91
FIDELITY OHIO MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.98
FIDELITY PENNSYLVANIA MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.42
FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	18.06
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	10.10
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.81
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	5.97
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	28.68
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	9.38
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS C	AVANTAX INVESTMENT SERVICES, INC	FULTON	NY	7.63
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS C	SECURITIES AMERICA INC	NEW YORK	NY	7.30
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	22.62
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	20.30
E-43

Class Name	Owner Name	City	State	Ownership%
FIDELITY NEW YORK MUNICIPAL TRUST (continued)
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS I	MSCS FINANCIAL SERVICES DIVISION	PITTSFORD	NY	7.51
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.27
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.14
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	5.69
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	24.31
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS M	THE INVESTMENT CENTER INC	SCHENECTADY	NY	17.42
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS M	AMERICAN PORTFOLIOS FINANCIAL	BETHPAGE	NY	5.10
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS M	AMERICAN PORTFOLIOS FINANCIAL	FARMINGDALE	NY	5.03
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS Z	POWER	WOODSTOCK	NY	14.09
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS Z	SMITH	BROOKLYN	NY	11.72
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS Z	PERSHING LLC	JERSEY CITY	NJ	8.48
FIDELITY NEW YORK MUNICIPAL INCOME FUND - CLASS Z	AUSLANDER	NEW YORK	NY	8.12
FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND*	CHATTERJEE	NEW YORK	NY	33.01
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND*	HENCH	NEW YORK	NY	7.97
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND*	RUBIN	SCARSDALE	NY	7.44
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND*	OCALAN	NEW YORK	NY	5.11
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND - INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	9.04
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND - INSTITUTIONAL CLASS	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	7.61
FIDELITY NEWBURY STREET TRUST
FIDELITY TAX-EXEMPT MONEY MARKET FUND - CAPITAL RESERVES CLASS	OLENDER	WASHINGTON	DC	44.56
FIDELITY TAX-EXEMPT MONEY MARKET FUND - CAPITAL RESERVES CLASS	MORGENSTERN	WOOD RANCH	CA	9.60
FIDELITY TAX-EXEMPT MONEY MARKET FUND - CAPITAL RESERVES CLASS	CORNET	MARINA DL REY	CA	5.37
FIDELITY TAX-EXEMPT MONEY MARKET FUND - DAILY MONEY CLASS	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.19
FIDELITY TAX-EXEMPT MONEY MARKET FUND -DAILY MONEY CLASS	PERSHING LLC	JERSEY CITY	NJ	6.10
FIDELITY TAX-EXEMPT MONEY MARKET FUND -DAILY MONEY CLASS	BRADDOCK	SIMPSONVILLE	SC	5.68
E-44

Class Name	Owner Name	City	State	Ownership%
FIDELITY NEWBURY STREET TRUST (continued)
FIDELITY TREASURY MONEY MARKET FUND - CAPITAL RESERVES CLASS	JND HOLDINGS LLC	SEATTLE	WA	6.43
FIDELITY TREASURY MONEY MARKET FUND - CAPITAL RESERVES CLASS	SIGNATURE BANK	NEW YORK	NY	5.25
FIDELITY OXFORD STREET TRUST
FIDELITY COMMODITY STRATEGY FUND	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	39.37
FIDELITY COMMODITY STRATEGY FUND	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	29.23
FIDELITY COMMODITY STRATEGY FUND	VIP FUNDSMANAGER 70% PORTFOLIO	BOSTON	MA	15.08
FIDELITY SALEM STREET TRUST
FIDELITY CONSERVATIVE INCOME BOND FUND*	J P MORGAN SECURITIES INC	BROOKLYN	NY	13.07
FIDELITY CONSERVATIVE INCOME BOND FUND*	STATE OF NEW HAMPSHIRE	CONCORD	NH	5.08
FIDELITY CONSERVATIVE INCOME BOND FUND - CLASS A	PAYCHEX SECURITIES CORP	MIDLAND	MI	70.49
FIDELITY CONSERVATIVE INCOME BOND FUND - CLASS A	FMR CAPITAL	BOSTON	MA	20.87
FIDELITY CONSERVATIVE INCOME BOND FUND - CLASS A	SIGNAL SECURITIES	NORTH RICHLAND HILLS	TX	6.25
FIDELITY CONSERVATIVE INCOME BOND FUND - CLASS I	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY CORPORATE BOND FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	22.72
FIDELITY CORPORATE BOND FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.11
FIDELITY CORPORATE BOND FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.75
FIDELITY CORPORATE BOND FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.69
FIDELITY CORPORATE BOND FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.63
FIDELITY CORPORATE BOND FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.11
FIDELITY CORPORATE BOND FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.77
FIDELITY CORPORATE BOND FUND - CLASS I	PRUDENTIAL INVESTMENT MGMT	PITTSBURGH	PA	20.11
FIDELITY CORPORATE BOND FUND - CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	19.90
FIDELITY CORPORATE BOND FUND - CLASS I	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	19.27
FIDELITY CORPORATE BOND FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.17
FIDELITY CORPORATE BOND FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.95
FIDELITY CORPORATE BOND FUND - CLASS I	VANGUARD FIDUCIARY TRUST	MALVERN	PA	6.74
FIDELITY CORPORATE BOND FUND - CLASS M	LINCOLN INVESTMENT PLANNING LLC	FORT WASHINGTON	PA	6.49
FIDELITY EMERGING MARKETS INDEX FUND	FIDELITY MULTI-ASSET INDEX FUND	BOSTON	MA	11.36
FIDELITY GLOBAL EX U.S. INDEX FUND	FUTURE VALUE INC	NEWARK	DE	7.19
FIDELITY INTERMEDIATE BOND FUND	RELIANCE TRUST CO	ATLANTA	GA	5.27
FIDELITY INTERMEDIATE TREASURY BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	22.15
E-45

Class Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY INTERNATIONAL BOND INDEX FUND	FIDELITY MULTI-ASSET INDEX FUND	BOSTON	MA	31.74
FIDELITY INTERNATIONAL BOND INDEX FUND	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	16.56
FIDELITY INTERNATIONAL SUSTAINABILITY INDEX FUND	FIDELITY CHARITABLE GIFT FUND - SUSTAINABLE US INDEX POOL	BOSTON	MA	16.81
FIDELITY INTERNATIONAL SUSTAINABILITY INDEX FUND	US BANK	MILWAUKEE	WI	5.69
FIDELITY INVESTMENT GRADE BOND FUND*	FIDELITY NON-PROFIT MGMT FNDTN	BOSTON	MA	7.52
FIDELITY INVESTMENT GRADE BOND FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	20.45
FIDELITY INVESTMENT GRADE BOND FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.01
FIDELITY INVESTMENT GRADE BOND FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.69
FIDELITY INVESTMENT GRADE BOND FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	16.69
FIDELITY INVESTMENT GRADE BOND FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.91
FIDELITY INVESTMENT GRADE BOND FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.26
FIDELITY INVESTMENT GRADE BOND FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.02
FIDELITY INVESTMENT GRADE BOND FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	32.09
FIDELITY INVESTMENT GRADE BOND FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.58
FIDELITY INVESTMENT GRADE BOND FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	9.63
FIDELITY INVESTMENT GRADE BOND FUND - CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.97
FIDELITY INVESTMENT GRADE BOND FUND - CLASS I	TD AMERITRADE CLEARING INC	OMAHA	NE	5.55
FIDELITY INVESTMENT GRADE BOND FUND - CLASS M	US BANK	MILWAUKEE	WI	6.99
FIDELITY INVESTMENT GRADE BOND FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.89
FIDELITY INVESTMENT GRADE BOND FUND - CLASS M	EQUITABLE ADVISORS LLC	ELK GROVE	CA	6.33
FIDELITY INVESTMENT GRADE BOND FUND - CLASS Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	33.93
FIDELITY INVESTMENT GRADE BOND FUND - CLASS Z	MSCS FINANCIAL SERVICES DIVISION	LINCOLN	NE	6.65
FIDELITY INVESTMENT GRADE BOND FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	20.45
FIDELITY INVESTMENT GRADE BOND FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.01
FIDELITY INVESTMENT GRADE BOND FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.69
FIDELITY INVESTMENT GRADE BOND FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	16.69
FIDELITY INVESTMENT GRADE BOND FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.91
FIDELITY INVESTMENT GRADE BOND FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.26
FIDELITY INVESTMENT GRADE BOND FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.02
FIDELITY INVESTMENT GRADE BOND FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	32.09
FIDELITY INVESTMENT GRADE BOND FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.58
FIDELITY INVESTMENT GRADE BOND FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	9.63
FIDELITY INVESTMENT GRADE BOND FUND - CLASS I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.97
E-46

Class Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY INVESTMENT GRADE BOND FUND - CLASS I	TD AMERITRADE CLEARING INC	OMAHA	NE	5.55
FIDELITY INVESTMENT GRADE BOND FUND - CLASS M	US BANK	MILWAUKEE	WI	6.99
FIDELITY INVESTMENT GRADE BOND FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.89
FIDELITY INVESTMENT GRADE BOND FUND - CLASS M	EQUITABLE ADVISORS LLC	ELK GROVE	CA	6.33
FIDELITY INVESTMENT GRADE BOND FUND - CLASS Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	33.93
FIDELITY INVESTMENT GRADE BOND FUND - CLASS Z	MSCS FINANCIAL SERVICES DIVISION	LINCOLN	NE	6.65
FIDELITY LARGE CAP VALUE INDEX FUND	GOLDMAN SACHS & CO LLC	SALT LAKE CITY	UT	8.23
FIDELITY LONG-TERM TREASURY BOND INDEX FUND	FIDELITY MULTI-ASSET INDEX FUND	BOSTON	MA	10.37
FIDELITY MID CAP GROWTH INDEX FUND	MSCS FINANCIAL SERVICES DIVISION	KANSAS CITY	MO	25.68
FIDELITY MID CAP INDEX FUND	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.98
FIDELITY MID CAP INDEX FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.46
FIDELITY MID CAP VALUE INDEX FUND	MSCS FINANCIAL SERVICES DIVISION	KANSAS CITY	MO	58.54
FIDELITY MUNICIPAL BOND INDEX FUND	MSCS FINANCIAL SERVICES DIVISION	WILMINGTON	DE	7.32
FIDELITY MUNICIPAL CORE PLUS BOND FUND*	HERNANDEZ	BOSTON	MA	49.44
FIDELITY MUNICIPAL CORE PLUS BOND FUND*	FMR CAPITAL	BOSTON	MA	38.43
FIDELITY MUNICIPAL CORE PLUS BOND FUND - CLASS A	FMR CAPITAL	BOSTON	MA	87.92
FIDELITY MUNICIPAL CORE PLUS BOND FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.03
FIDELITY MUNICIPAL CORE PLUS BOND FUND - CLASS C	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY MUNICIPAL CORE PLUS BOND FUND - CLASS I	FMR CAPITAL	BOSTON	MA	99.90
FIDELITY MUNICIPAL CORE PLUS BOND FUND - CLASS M	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY MUNICIPAL CORE PLUS BOND FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	99.51
FIDELITY MUNICIPAL INCOME 2025 FUND*	SCHRANK	BONITA SPRINGS	FL	5.32
FIDELITY MUNICIPAL INCOME 2025 FUND - CLASS A	FMR CAPITAL	BOSTON	MA	79.90
FIDELITY MUNICIPAL INCOME 2025 FUND - CLASS A	KILPATRICK	POWDER SPRINGS	GA	9.05
FIDELITY MUNICIPAL INCOME 2025 FUND - CLASS I	FMR CAPITAL	BOSTON	MA	57.67
FIDELITY MUNICIPAL INCOME 2025 FUND - CLASS I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	22.82
FIDELITY MUNICIPAL INCOME 2025 FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	6.44
FIDELITY REAL ESTATE INDEX FUND	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	7.94
FIDELITY REAL ESTATE INDEX FUND	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.74
FIDELITY REAL ESTATE INDEX FUND	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.04
FIDELITY SAI EMERGING MARKETS INDEX FUND	STRATEGIC ADVISERS FIDELITY EMERGING MARKETS FUND	BOSTON	MA	20.98
E-47

Class Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY SAI EMERGING MARKETS INDEX FUND	STRATEGIC ADVISERS EMERGING MARKETS FUND	BOSTON	MA	6.27
FIDELITY SAI EMERGING MARKETS LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS FIDELITY EMERGING MARKETS FUND	BOSTON	MA	20.83
FIDELITY SAI EMERGING MARKETS LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS EMERGING MARKETS FUND	BOSTON	MA	18.80
FIDELITY SAI EMERGING MARKETS VALUE INDEX FUND	STRATEGIC ADVISERS FIDELITY EMERGING MARKETS FUND	BOSTON	MA	63.97
FIDELITY SAI EMERGING MARKETS VALUE INDEX FUND	STRATEGIC ADVISERS EMERGING MARKETS FUND	BOSTON	MA	28.25
FIDELITY SAI INTERNATIONAL CREDIT FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	100.00
FIDELITY SAI INTERNATIONAL INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	15.42
FIDELITY SAI INTERNATIONAL INDEX FUND	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	6.42
FIDELITY SAI INTERNATIONAL LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	27.46
FIDELITY SAI INTERNATIONAL LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	14.33
FIDELITY SAI INTERNATIONAL MOMENTUM INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	47.42
FIDELITY SAI INTERNATIONAL MOMENTUM INDEX FUND	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	19.41
FIDELITY SAI INTERNATIONAL QUALITY INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	32.94
FIDELITY SAI INTERNATIONAL VALUE INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	83.61
FIDELITY SAI INTERNATIONAL VALUE INDEX FUND	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	10.57
FIDELITY SAI LONG-TERM TREASURY BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	81.19
FIDELITY SAI LONG-TERM TREASURY BOND INDEX FUND	STRATEGIC ADVISERS CORE INCOME FUND	BOSTON	MA	13.51
FIDELITY SAI MUNICIPAL MONEY MARKET FUND	STRATEGIC ADVISERS TAX - SENSITIVE SHORT DURATION FUND	BOSTON	MA	99.82
FIDELITY SAI REAL ESTATE INDEX FUND	STRATEGIC ADVISERS SMALL - MID CAP FUND	BOSTON	MA	99.37
FIDELITY SAI SHORT-TERM BOND FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	12.09
FIDELITY SAI SMALL-MID CAP 500 INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	69.80
FIDELITY SAI SMALL-MID CAP 500 INDEX FUND	STRATEGIC ADVISERS SMALL - MID CAP FUND	BOSTON	MA	30.02
E-48

Class Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY SAI SUSTAINABLE CONSERVATIVE INCOME MUNICIPAL BOND FUND	FMR CAPITAL	BOSTON	MA	93.89
FIDELITY SAI SUSTAINABLE CORE PLUS BOND FUND	FMR CAPITAL	BOSTON	MA	73.67
FIDELITY SAI SUSTAINABLE LOW DURATION INCOME FUND	FMR CAPITAL	BOSTON	MA	69.48
FIDELITY SAI SUSTAINABLE MUNICIPAL INCOME FUND	FMR CAPITAL	BOSTON	MA	88.63
FIDELITY SAI TOTAL BOND FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	74.44
FIDELITY SAI TOTAL BOND FUND	STRATEGIC ADVISERS CORE INCOME FUND	BOSTON	MA	25.56
FIDELITY SAI U.S. LARGE CAP INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	7.30
FIDELITY SAI U.S. LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	35.95
FIDELITY SAI U.S. QUALITY INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	84.01
FIDELITY SAI U.S. QUALITY INDEX FUND	STRATEGIC ADVISERS LARGE CAP FUND	BOSTON	MA	5.41
FIDELITY SAI U.S. TREASURY BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	42.66
FIDELITY SAI U.S. TREASURY BOND INDEX FUND	STRATEGIC ADVISERS CORE INCOME FUND	BOSTON	MA	15.53
FIDELITY SAI U.S. VALUE INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	13.29
FIDELITY SHORT-TERM BOND FUND*	QUANTUM SI INC	GUILFORD	CT	6.30
FIDELITY SHORT-TERM BOND INDEX FUND	MSCS FINANCIAL SERVICES DIVISION	LINCOLN	NE	13.71
FIDELITY SHORT-TERM TREASURY BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	22.33
FIDELITY SHORT-TERM TREASURY BOND INDEX FUND	RELIANCE TRUST COMPANY/FIS	MILWAUKEE	WI	5.78
FIDELITY SAI EMERGING MARKETS INDEX FUND	STRATEGIC ADVISERS FIDELITY EMERGING MARKETS FUND	BOSTON	MA	20.98
FIDELITY SAI EMERGING MARKETS INDEX FUND	STRATEGIC ADVISERS EMERGING MARKETS FUND	BOSTON	MA	6.27
FIDELITY SAI EMERGING MARKETS LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS FIDELITY EMERGING MARKETS FUND	BOSTON	MA	20.83
FIDELITY SAI EMERGING MARKETS LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS EMERGING MARKETS FUND	BOSTON	MA	18.80
FIDELITY SAI EMERGING MARKETS VALUE INDEX FUND	STRATEGIC ADVISERS FIDELITY EMERGING MARKETS FUND	BOSTON	MA	63.97
FIDELITY SAI EMERGING MARKETS VALUE INDEX FUND	STRATEGIC ADVISERS EMERGING MARKETS FUND	BOSTON	MA	28.25
FIDELITY SAI INTERNATIONAL CREDIT FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	100.00
E-49

Class Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY SAI INTERNATIONAL INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	15.42
FIDELITY SAI INTERNATIONAL INDEX FUND	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	6.42
FIDELITY SAI INTERNATIONAL LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	27.46
FIDELITY SAI INTERNATIONAL LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	14.33
FIDELITY SAI INTERNATIONAL MOMENTUM INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	47.42
FIDELITY SAI INTERNATIONAL MOMENTUM INDEX FUND	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	19.41
FIDELITY SAI INTERNATIONAL QUALITY INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	32.94
FIDELITY SAI INTERNATIONAL VALUE INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	83.61
FIDELITY SAI INTERNATIONAL VALUE INDEX FUND	STRATEGIC ADVISERS INTERNATIONAL FUND	BOSTON	MA	10.57
FIDELITY SAI LONG-TERM TREASURY BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	81.19
FIDELITY SAI LONG-TERM TREASURY BOND INDEX FUND	STRATEGIC ADVISERS CORE INCOME FUND	BOSTON	MA	13.51
FIDELITY SAI MUNICIPAL MONEY MARKET FUND	STRATEGIC ADVISERS TAX - SENSITIVE SHORT DURATION FUND	BOSTON	MA	99.82
FIDELITY SAI REAL ESTATE INDEX FUND	STRATEGIC ADVISERS SMALL - MID CAP FUND	BOSTON	MA	99.37
FIDELITY SAI SHORT-TERM BOND FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	12.09
FIDELITY SAI SMALL-MID CAP 500 INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	69.80
FIDELITY SAI SMALL-MID CAP 500 INDEX FUND	STRATEGIC ADVISERS SMALL - MID CAP FUND	BOSTON	MA	30.02
FIDELITY SAI SUSTAINABLE CONSERVATIVE INCOME MUNICIPAL BOND FUND	FMR CAPITAL	BOSTON	MA	93.89
FIDELITY SAI SUSTAINABLE CORE PLUS BOND FUND	FMR CAPITAL	BOSTON	MA	73.67
FIDELITY SAI SUSTAINABLE LOW DURATION INCOME FUND	FMR CAPITAL	BOSTON	MA	69.48
FIDELITY SAI SUSTAINABLE MUNICIPAL INCOME FUND	FMR CAPITAL	BOSTON	MA	88.63
FIDELITY SAI TOTAL BOND FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	74.44
FIDELITY SAI TOTAL BOND FUND	STRATEGIC ADVISERS CORE INCOME FUND	BOSTON	MA	25.56
FIDELITY SAI U.S. LARGE CAP INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	7.30
E-50

Class Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY SAI U.S. LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	35.95
FIDELITY SAI U.S. QUALITY INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	84.01
FIDELITY SAI U.S. QUALITY INDEX FUND	STRATEGIC ADVISERS LARGE CAP FUND	BOSTON	MA	5.41
FIDELITY SAI U.S. TREASURY BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	42.66
FIDELITY SAI U.S. TREASURY BOND INDEX FUND	STRATEGIC ADVISERS CORE INCOME FUND	BOSTON	MA	15.53
FIDELITY SAI U.S. VALUE INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	13.29
FIDELITY SHORT-TERM BOND FUND*	QUANTUM SI INC	GUILFORD	CT	6.30
FIDELITY SHORT-TERM BOND FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.92
FIDELITY SHORT-TERM BOND FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.82
FIDELITY SHORT-TERM BOND FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	8.78
FIDELITY SHORT-TERM BOND FUND - CLASS A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.55
FIDELITY SHORT-TERM BOND FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	7.48
FIDELITY SHORT-TERM BOND FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	23.57
FIDELITY SHORT-TERM BOND FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.18
FIDELITY SHORT-TERM BOND FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	10.71
FIDELITY SHORT-TERM BOND FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.51
FIDELITY SHORT-TERM BOND FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	39.22
FIDELITY SHORT-TERM BOND FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	14.72
FIDELITY SHORT-TERM BOND FUND - CLASS I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	12.97
FIDELITY SHORT-TERM BOND FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	6.43
FIDELITY SHORT-TERM BOND FUND - CLASS M	LPL FINANCIAL LLC	SAN DIEGO	CA	8.28
FIDELITY SHORT-TERM BOND FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.89
FIDELITY SHORT-TERM BOND INDEX FUND	MSCS FINANCIAL SERVICES DIVISION	LINCOLN	NE	13.71
FIDELITY SHORT-TERM TREASURY BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	22.33
FIDELITY SHORT-TERM TREASURY BOND INDEX FUND	RELIANCE TRUST COMPANY/FIS	MILWAUKEE	WI	5.78
FIDELITY SMALL CAP GROWTH INDEX FUND	MID ATLANTIC CLEARING & SETTLEMENT	PITTSBURGH	PA	5.40
FIDELITY SMALL CAP INDEX FUND	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.37
FIDELITY SMALL CAP INDEX FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.46
FIDELITY SMALL CAP INDEX FUND	PRINCIPAL SECURITIES INC	DES MOINES	IA	5.58
FIDELITY SMALL CAP VALUE INDEX FUND	MSCS FINANCIAL SERVICES DIVISION	KANSAS CITY	MO	9.85
E-51

Class Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY SMALL CAP VALUE INDEX FUND	MSCS FINANCIAL SERVICES DIVISION	DENVER	CO	5.89
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.73
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.26
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	10.56
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	8.09
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.19
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	14.15
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.41
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	9.46
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	8.02
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.09
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	19.38
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	14.58
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	11.16
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	10.01
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.42
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	5.25
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	16.41
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS M	SAMMONS FINANCIAL NETWORK LLC	WEST DES MOINES	IA	8.34
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.68
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS M	LPL FINANCIAL LLC	SAN DIEGO	CA	7.51
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	26.00
FIDELITY STRATEGIC DIVIDEND & INCOME FUND - CLASS Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.74
FIDELITY STRATEGIC REAL RETURN FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	15.21
FIDELITY STRATEGIC REAL RETURN FUND - CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	11.98
FIDELITY STRATEGIC REAL RETURN FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.46
FIDELITY STRATEGIC REAL RETURN FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.02
E-52

Class Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY STRATEGIC REAL RETURN FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	16.35
FIDELITY STRATEGIC REAL RETURN FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	12.68
FIDELITY STRATEGIC REAL RETURN FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	12.34
FIDELITY STRATEGIC REAL RETURN FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.97
FIDELITY STRATEGIC REAL RETURN FUND - CLASS C	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	8.56
FIDELITY STRATEGIC REAL RETURN FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	5.58
FIDELITY STRATEGIC REAL RETURN FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	51.87
FIDELITY STRATEGIC REAL RETURN FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	18.78
FIDELITY STRATEGIC REAL RETURN FUND - CLASS I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.36
FIDELITY STRATEGIC REAL RETURN FUND - CLASS M	LPL FINANCIAL LLC	SAN DIEGO	CA	6.37
FIDELITY STRATEGIC REAL RETURN FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	5.45
FIDELITY STRATEGIC REAL RETURN FUND - CLASS Z	US BANK	MILWAUKEE	WI	18.59
FIDELITY STRATEGIC REAL RETURN FUND - CLASS Z	PRUDENTIAL INVESTMENT MGMT	VIRGINIA BEACH	VA	10.89
FIDELITY STRATEGIC REAL RETURN FUND - CLASS K6	BANK OF HAWAII	HONOLULU	HI	30.58
FIDELITY STRATEGIC REAL RETURN FUND*	MSCS FINANCIAL SERVICES DIVISION	PITTSBURGH	PA	9.64
FIDELITY SUSTAINABILITY BOND INDEX FUND	CGF SUST US BOND INDEX POOL	MERRIMACK	NH	14.01
FIDELITY SUSTAINABILITY BOND INDEX FUND	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	10.46
FIDELITY SUSTAINABILITY BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	6.73
FIDELITY SUSTAINABILITY BOND INDEX FUND	NORTHERN LIGHTS TRUST	BELLEVUE	WA	5.43
FIDELITY SUSTAINABLE CORE PLUS BOND FUND*	FMR CAPITAL	BOSTON	MA	79.87
FIDELITY SUSTAINABLE CORE PLUS BOND FUND*	FIDELITY SUSTAINABLE MULTI-ASSET FUND	BOSTON	MA	5.90
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS A	FMR CAPITAL	BOSTON	MA	74.31
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS A	SECURITIES AMERICA INC	SAINT PAUL	MN	7.56
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS A	ADP BROKER-DEALER INC	NEWTOWN	PA	6.24
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS C	FMR CAPITAL	BOSTON	MA	98.55
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS I	FMR CAPITAL	BOSTON	MA	99.84
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS M	FMR CAPITAL	BOSTON	MA	93.83
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS M	EDELSTEIN	DES MOINES	IA	6.10
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	35.51
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS Z	LUND-WILDE	WESTFORD	MA	16.12
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS Z	FLECK-HENDERSON	CAMBRIDGE	MA	8.01
E-53

Class Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS Z	REICH	NORTHAMPTON	MA	7.35
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS Z	SAMMARTINO	PROVIDENCE	RI	5.85
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS Z	BARKER	HOLLIS	NH	5.54
FIDELITY SUSTAINABLE CORE PLUS BOND FUND - CLASS Z	GROTHEER	BROOKLYN	NY	5.48
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND*	FMR CAPITAL	BOSTON	MA	65.76
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND*	GARRISON	BETHESDA	MD	8.25
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND*	JONES	WILLARD	UT	5.26
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A	FMR CAPITAL	BOSTON	MA	66.08
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A	FOWLE	EDINBORO	PA	24.15
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND - CLASS C	FMR CAPITAL	BOSTON	MA	96.38
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND - CLASS I	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND - CLASS M	FMR CAPITAL	BOSTON	MA	92.02
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND - CLASS M	AMERICAN PORTFOLIOS FINANCIAL	READING	PA	7.98
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	100.00
FIDELITY SUSTAINABLE LOW DURATION BOND FUND*	FMR CAPITAL	BOSTON	MA	25.45
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	30.64
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS A	FMR CAPITAL	BOSTON	MA	15.73
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS A	STOUT	CLEARWATER	FL	12.90
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS A	STOUT	CLEARWATER	FL	11.83
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS A	GRADIENT SECURITIES LLC	GILBERT	AZ	6.39
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS C	FMR CAPITAL	BOSTON	MA	53.40
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS C	GRADIENT SECURITIES LLC	GILBERT	AZ	18.31
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS C	KULIGOWSKI	LINCOLN	NE	8.87
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS C	DUDKIEWICZ	SOUTH MIAMI	FL	7.87
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	78.49
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS I	FMR CAPITAL	BOSTON	MA	17.31
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS M	FMR CAPITAL	BOSTON	MA	85.39
E-54

Class Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS M	HARBOUR INVESTMENTS INC	SOUTH MILWAUKEE	WI	7.44
FIDELITY SUSTAINABLE LOW DURATION BOND FUND - CLASS Z	FMR CAPITAL	BOSTON	MA	11.99
FIDELITY TACTICAL BOND FUND*	FMR CAPITAL	BOSTON	MA	66.15
FIDELITY TACTICAL BOND FUND*	PLAGE	BEDFORD	NH	5.93
FIDELITY TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.77
FIDELITY TOTAL INTERNATIONAL INDEX FUND	EMPOWER ANNUITY INSURANCE COMPANY	GREENWOOD VILLAGE	CO	5.20
FIDELITY U.S. BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	5.45
FIDELITY U.S. SUSTAINABILITY INDEX FUND	FIDELITY CHARITABLE GIFT FUND - SUSTAINABLE US INDEX POOL	BOSTON	MA	15.99
FIDELITY SCHOOL STREET TRUST
FIDELITY MULTI-ASSET INCOME FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	18.38
FIDELITY ADVISOR MULTI-ASSET INCOME FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	17.46
FIDELITY MULTI-ASSET INCOME FUND - CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	16.79
FIDELITY MULTI-ASSET INCOME FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.22
FIDELITY MULTI-ASSET INCOME FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	18.70
FIDELITY MULTI-ASSET INCOME FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.85
FIDELITY MULTI-ASSET INCOME FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	12.74
FIDELITY MULTI-ASSET INCOME FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	8.68
FIDELITY MULTI-ASSET INCOME FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	8.53
FIDELITY MULTI-ASSET INCOME FUND - CLASS C	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	6.62
FIDELITY MULTI-ASSET INCOME FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	22.59
FIDELITY MULTI-ASSET INCOME FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	20.56
FIDELITY MULTI-ASSET INCOME FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	13.77
FIDELITY MULTI-ASSET INCOME FUND - CLASS I	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	10.11
FIDELITY ADVISOR MULTI-ASSET INCOME FUND - CLASS I	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	5.55
FIDELITY MULTI ASSET INCOME FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	10.49
FIDELITY MULTI ASSET INCOME FUND - CLASS M	STIFEL NICOLAUS & CO INC	SAINT LOUIS	MO	9.17
FIDELITY MULTI-ASSET INCOME FUND - CLASS Z	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7.79
FIDELITY GLOBAL CREDIT FUND*	FMR CAPITAL	BOSTON	MA	10.72
FIDELITY GLOBAL CREDIT FUND - CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	29.56
FIDELITY GLOBAL CREDIT FUND - CLASS A	FMR CAPITAL	BOSTON	MA	10.05
FIDELITY GLOBAL CREDIT FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	9.24
FIDELITY GLOBAL CREDIT FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	6.04
FIDELITY GLOBAL CREDIT FUND - CLASS C	FMR CAPITAL	BOSTON	MA	32.40
FIDELITY GLOBAL CREDIT FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	7.57
FIDELITY GLOBAL CREDIT FUND - CLASS C	LPL FINANCIAL LLC	SAN DIEGO	CA	6.13
E-55

Class Name	Owner Name	City	State	Ownership%
FIDELITY SCHOOL STREET TRUST (continued)
FIDELITY GLOBAL CREDIT FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	68.35
FIDELITY GLOBAL CREDIT FUND - CLASS I	FMR CAPITAL	BOSTON	MA	6.90
FIDELITY GLOBAL CREDIT FUND - CLASS I	LPL FINANCIAL LLC	SAN DIEGO	CA	6.59
FIDELITY GLOBAL CREDIT FUND - CLASS M	FMR CAPITAL	BOSTON	MA	41.40
FIDELITY GLOBAL CREDIT FUND - CLASS M	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	6.54
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND*	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	13.76
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A	PERSHING LLC	JERSEY CITY	NJ	17.63
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.17
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	9.82
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	8.42
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A	LPL FINANCIAL LLC	SAN DIEGO	CA	7.27
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS A	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	5.46
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS C	PERSHING LLC	JERSEY CITY	NJ	18.84
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	13.61
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	12.89
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.41
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS C	RAYMOND JAMES & ASSOCIATES INC	SAINT PETERSBURG	FL	6.25
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS I	PERSHING LLC	JERSEY CITY	NJ	65.94
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.30
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS M	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.16
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS M	LPL FINANCIAL LLC	BLOOMINGTON	MN	11.35
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS M	PERSHING LLC	JERSEY CITY	NJ	10.59
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS M	LPL FINANCIAL LLC	EXCELSIOR	MN	8.93
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS Z	J P MORGAN SECURITIES INC	BROOKLYN	NY	47.31
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS Z	US BANK	MILWAUKEE	WI	17.31
FIDELITY INTERMEDIATE MUNICIPAL INCOME FUND - CLASS Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	5.79
FIDELITY UNION STREET TRUST
FIDELITY ARIZONA MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	6.54
FIDELITY MARYLAND MUNICIPAL INCOME FUND	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	12.13

* The ownership information shown above is for a class of shares of the fund.

E-56

To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

As of June 30, 2023, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership%
FIDELITY ABERDEEN STREET TRUST
FIDELITY FLEX FREEDOM BLEND 2005 FUND	R W PRESSPRICH CO INC 401K SAVINGS PLAN	FORT LEE	NJ	32.90
FIDELITY FLEX FREEDOM BLEND 2005 FUND	BOB ALLEN FORD INC 401K PLAN	LEAWOOD	KS	29.18
FIDELITY FLEX FREEDOM BLEND 2010 FUND	BELMONT INSTRUMENT LLC RETIREMENT PLAN	DEDHAM	MA	49.24
FIDELITY FLEX FREEDOM BLEND INCOME FUND	GEM EQUIPMENT OF OREGON INC EMPLOYEES 401K SALARY	SILVERTON	OR	49.51
FIDELITY SUSTAINABLE TARGET DATE 2010 FUND	FMR CAPITAL	BOSTON	MA	80.00
FIDELITY SUSTAINABLE TARGET DATE 2015 FUND	FMR CAPITAL	BOSTON	MA	78.07
FIDELITY SUSTAINABLE TARGET DATE 2020 FUND	FMR CAPITAL	BOSTON	MA	78.86
FIDELITY SUSTAINABLE TARGET DATE 2025 FUND	FMR CAPITAL	BOSTON	MA	79.97
FIDELITY SUSTAINABLE TARGET DATE 2030 FUND	FMR CAPITAL	BOSTON	MA	49.90
FIDELITY SUSTAINABLE TARGET DATE 2035 FUND	FMR CAPITAL	BOSTON	MA	67.19
FIDELITY SUSTAINABLE TARGET DATE 2040 FUND	FMR CAPITAL	BOSTON	MA	79.13
FIDELITY SUSTAINABLE TARGET DATE 2045 FUND	FMR CAPITAL	BOSTON	MA	74.05
FIDELITY SUSTAINABLE TARGET DATE 2050 FUND	FMR CAPITAL	BOSTON	MA	54.47
FIDELITY SUSTAINABLE TARGET DATE 2055 FUND	FMR CAPITAL	BOSTON	MA	71.56
FIDELITY SUSTAINABLE TARGET DATE 2060 FUND	FMR CAPITAL	BOSTON	MA	75.05
FIDELITY SUSTAINABLE TARGET DATE 2065 FUND	FMR CAPITAL	BOSTON	MA	77.87
FIDELITY SUSTAINABLE TARGET DATE INCOME FUND	FMR CAPITAL	BOSTON	MA	79.49
FIDELITY CHARLES STREET TRUST
FIDELITY ASSET MANAGER 20%	FIDELITY CHARITABLE GIFT FUND - CONSERVATIVE INCOME POOL	BOSTON	MA	33.17
FIDELITY ASSET MANAGER 60%	FIDELITY CHARITABLE GIFT FUND - MODERATE GROWTH POOL	BOSTON	MA	34.81
FIDELITY ASSET MANAGER 70%	FIDELITY CHARITABLE GIFT FUND - GROWTH POOL	BOSTON	MA	31.22
FIDELITY ASSET MANAGER 85%	FIDELITY CHARITABLE GIFT FUND - AGGRESSIVE GROWTH POOL	BOSTON	MA	32.94
MODERATE WITH INCOME ALLOCATION FUND	FMR CAPITAL	BOSTON	MA	28.14
FIDELITY INCOME FUND
FIDELITY MANAGED RETIREMENT 2035 FUND	FMR CAPITAL	BOSTON	MA	30.13
FIDELITY SIMPLICITY RMD 2030 FUND	GREENFIELD	BRADENTON	FL	64.16
E-57

Fund Name	Owner Name	City	State	Ownership%
FIDELITY INCOME FUND (continued)
FIDELITY INTERNATIONAL BOND INDEX FUND	FIDELITY MULTI-ASSET INDEX FUND	BOSTON	MA	31.74
FIDELITY OXFORD STREET TRUST
FIDELITY COMMODITY STRATEGY FUND	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	39.37
FIDELITY COMMODITY STRATEGY FUND	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	29.23
FIDELITY SALEM STREET TRUST
FIDELITY MID CAP GROWTH INDEX FUND	MSCS FINANCIAL SERVICES DIVISION	KANSAS CITY	MO	25.68
FIDELITY MID CAP VALUE INDEX FUND	MSCS FINANCIAL SERVICES DIVISION	KANSAS CITY	MO	58.54
FIDELITY MUNICIPAL CORE PLUS BOND FUND	FMR CAPITAL	BOSTON	MA	55.08
FIDELITY MUNICIPAL CORE PLUS BOND FUND	HERNANDEZ	BOSTON	MA	35.43
FIDELITY MUNICIPAL INCOME 2025 FUND	FMR CAPITAL	BOSTON	MA	43.46
FIDELITY SAI EMERGING MARKETS VALUE INDEX FUND	STRATEGIC ADVISERS FIDELITY EMERGING MARKETS FUND	BOSTON	MA	63.97
FIDELITY SAI EMERGING MARKETS VALUE INDEX FUND	STRATEGIC ADVISERS EMERGING MARKETS FUND	BOSTON	MA	28.25
FIDELITY SAI INTERNATIONAL CREDIT FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	100.00
FIDELITY SAI INTERNATIONAL LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	27.46
FIDELITY SAI INTERNATIONAL MOMENTUM INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	47.42
FIDELITY SAI INTERNATIONAL QUALITY INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	32.94
FIDELITY SAI INTERNATIONAL VALUE INDEX FUND	STRATEGIC ADVISERS FIDELITY INTERNATIONAL FUND	BOSTON	MA	83.61
FIDELITY SAI LONG-TERM TREASURY BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	81.19
FIDELITY SAI MUNICIPAL MONEY MARKET FUND	STRATEGIC ADVISERS TAX-SENSITIVE SHORT DURATION FUND	BOSTON	MA	99.82
FIDELITY SAI REAL ESTATE INDEX FUND	STRATEGIC ADVISERS SMALL-MID CAP FUND	BOSTON	MA	99.37
FIDELITY SAI SMALL-MID CAP 500 INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	69.80
FIDELITY SAI SMALL-MID CAP 500 INDEX FUND	STRATEGIC ADVISERS SMALL-MID CAP FUND	BOSTON	MA	30.02
FIDELITY SAI SUSTAINABLE CONSERVATIVE INCOME MUNICIPAL BOND FUND	FMR CAPITAL	BOSTON	MA	93.89
FIDELITY SAI SUSTAINABLE CORE PLUS BOND FUND	FMR CAPITAL	BOSTON	MA	73.67
FIDELITY SAI SUSTAINABLE LOW DURATION INCOME FUND	FMR CAPITAL	BOSTON	MA	69.48
FIDELITY SAI SUSTAINABLE MUNICIPAL INCOME FUND	FMR CAPITAL	BOSTON	MA	88.63
FIDELITY SAI TOTAL BOND FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	74.44
FIDELITY SAI TOTAL BOND FUND	STRATEGIC ADVISERS CORE INCOME FUND	BOSTON	MA	25.56
FIDELITY SAI U.S. LOW VOLATILITY INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	35.95
E-58

Fund Name	Owner Name	City	State	Ownership%
FIDELITY SALEM STREET TRUST (continued)
FIDELITY SAI U.S. QUALITY INDEX FUND	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	84.01
FIDELITY SAI U.S. TREASURY BOND INDEX FUND	STRATEGIC ADVISERS FIDELITY CORE INCOME FUND	BOSTON	MA	42.66
FIDELITY SUSTAINABLE CORE PLUS BOND FUND	FMR CAPITAL	BOSTON	MA	77.42
FIDELITY SUSTAINABLE INTERMEDIATE MUNICIPAL INCOME FUND	FMR CAPITAL	BOSTON	MA	75.52
FIDELITY TACTICAL BOND FUND	FMR CAPITAL	BOSTON	MA	61.20

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

E-59

APPENDIX F

The following chart lists the lengths of service of each current Trustee or Advisory Board Member of each trust.

	Interested Trustees*			Advisory Board Members
Trust	Jonathan Chiel	Abigail P. Johnson	Jennifer Toolin McAuliffe	Laura M. Bishop	Robert W. Helm	Carol J. Zierhoffer
Fidelity Aberdeen Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Advisor Series II	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Advisor Series IV	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity California Municipal Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity California Municipal Trust II	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Central Investment Portfolios II LLC	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Charles Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Colchester Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Court Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Court Street Trust II	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Garrison Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Hereford Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Income Fund	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Massachusetts Municipal Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Merrimack Street Trust	n/a	Trustee 2012	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Municipal Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity New York Municipal Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity New York Municipal Trust II	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Newbury Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Oxford Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Oxford Street Trust II	n/a	Trustee 2013	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Phillips Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Revere Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023

F-1

	Interested Trustees*			Advisory Board Members
Trust	Jonathan Chiel	Abigail P. Johnson	Jennifer Toolin McAuliffe	Laura M. Bishop	Robert W. Helm	Carol J. Zierhoffer
Fidelity Salem Street Trust	Trustee 2016	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity School Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Union Street Trust	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023
Fidelity Union Street Trust II	n/a	Trustee 2009	Trustee 2016	Advisory Board	Advisory Board	Advisory Board
				Member 2022	Member 2021	Member 2023

*	Trustee has been determined to be “interested” by virtue of, among other things, his or her affiliation with a trust or various entities under common control with FMR.
F-2

Independent Trustees
Trust	Elizabeth S. Acton	Ann E. Dunwoody	John Engler	Robert F. Gartland	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray
Fidelity Aberdeen Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Advisor Series II	Trustee 2016	Trustee 2018	Trustee 2016	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Advisor Series IV	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity California Municipal Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity California Municipal Trust II	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Central Investment Portfolios II LLC	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Charles Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Colchester Street Trust	Trustee 2015	Trustee 2018	Trustee 2015	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Court Street Trust	Trustee 2015	Trustee 2018	Trustee 2015	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Court Street Trust II	Trustee 2016	Trustee 2018	Trustee 2016	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Garrison Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Hereford Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Income Fund	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Massachusetts Municipal Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Merrimack Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2013	Trustee 2013	Trustee 2013	Trustee 2016
Fidelity Municipal Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity New York Municipal Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity New York Municipal Trust II	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Newbury Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Oxford Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Oxford Street Trust II	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2013	Trustee 2013	Trustee 2013	Trustee 2016
Fidelity Phillips Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Revere Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Salem Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity School Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Union Street Trust	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
Fidelity Union Street Trust II	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016
F-3

APPENDIX G

The following table provides the number of meetings the Board of Trustees and each standing committee held during each of the fiscal year ends listed in the table. See Appendix A for each fund’s fiscal year end.

Number of Meetings
Fiscal Year End	Operations Committee	Audit Committee	Fair Valuation Committee	Governance and Nominating Committee
8/31/22	8	5	4	12
9/30/22	8	5	4	12
10/31/22	8	5	4	11
11/30/22	8	5	4	11
12/31/22	8	5	4	11
1/31/23	8	5	4	11
2/28/23	8	5	4	11
3/31/23	8	4	4	11
4/30/23	8	4	4	11
5/31/23	8	4	4	11
6/30/23	8	4	4	11
7/31/23	8	4	3	11
G-1

APPENDIX H

Information regarding nominee and Trustee ownership of fund shares as of June 30, 2023, is provided below.

Interested Nominees

Dollar range of fund shares as of June 30, 2023	Abigail P. Johnson	Jennifer Toolin McAuliffe	Christine Thompson
FIDELITY ABERDEEN STREET TRUST
Fidelity Advisor Freedom 2005 Fund	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none
Fidelity Advisor Freedom 2045 Fund	none	none	none
Fidelity Advisor Freedom 2050 Fund	none	none	none
Fidelity Advisor Freedom 2055 Fund	none	none	none
Fidelity Advisor Freedom 2060 Fund	none	none	none
Fidelity Advisor Freedom 2065 Fund	none	none	none
Fidelity Advisor Freedom Income Fund	none	none	none
Fidelity Flex Freedom Blend 2005 Fund	none	none	none
Fidelity Flex Freedom Blend 2010 Fund	none	none	none
Fidelity Flex Freedom Blend 2015 Fund	none	none	none
Fidelity Flex Freedom Blend 2020 Fund	none	none	none
Fidelity Flex Freedom Blend 2025 Fund	none	none	none
Fidelity Flex Freedom Blend 2030 Fund	none	none	none
Fidelity Flex Freedom Blend 2035 Fund	none	none	none
Fidelity Flex Freedom Blend 2040 Fund	none	none	none
Fidelity Flex Freedom Blend 2045 Fund	none	none	none
Fidelity Flex Freedom Blend 2050 Fund	none	none	none
Fidelity Flex Freedom Blend 2055 Fund	none	none	none
Fidelity Flex Freedom Blend 2060 Fund	none	none	none
Fidelity Flex Freedom Blend 2065 Fund	none	none	none
Fidelity Flex Freedom Blend Income Fund	none	none	none
Fidelity Freedom 2005 Fund	none	none	none
Fidelity Freedom 2010 Fund	none	none	none
Fidelity Freedom 2015 Fund	none	none	none
Fidelity Freedom 2020 Fund	none	none	none
Fidelity Freedom 2025 Fund	over $100,000	none	none
Fidelity Freedom 2030 Fund	none	none	none
Fidelity Freedom 2035 Fund	none	none	none
Fidelity Freedom 2040 Fund	none	none	none
Fidelity Freedom 2045 Fund	none	none	none
Fidelity Freedom 2050 Fund	none	none	none
Fidelity Freedom 2055 Fund	none	none	none
Fidelity Freedom 2060 Fund	none	none	none
Fidelity Freedom 2065 Fund	none	none	none
Fidelity Freedom Income Fund	none	none	none
Fidelity Freedom Blend 2005 Fund	none	none	none
Fidelity Freedom Blend 2010 Fund	none	none	none
H-1

Dollar range of fund shares as of June 30, 2023	Abigail P. Johnson	Jennifer Toolin McAuliffe	Christine Thompson
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Blend 2015 Fund	none	none	none
Fidelity Freedom Blend 2020 Fund	none	none	none
Fidelity Freedom Blend 2025 Fund	none	none	none
Fidelity Freedom Blend 2030 Fund	none	none	none
Fidelity Freedom Blend 2035 Fund	none	none	none
Fidelity Freedom Blend 2040 Fund	none	none	none
Fidelity Freedom Blend 2045 Fund	none	none	none
Fidelity Freedom Blend 2050 Fund	none	none	none
Fidelity Freedom Blend 2055 Fund	none	none	none
Fidelity Freedom Blend 2060 Fund	none	none	none
Fidelity Freedom Blend 2065 Fund	none	none	none
Fidelity Freedom Blend Income Fund	none	none	none
Fidelity Freedom Index 2005 Fund	none	none	none
Fidelity Freedom Index 2010 Fund	none	none	none
Fidelity Freedom Index 2015 Fund	none	none	none
Fidelity Freedom Index 2020 Fund	none	none	none
Fidelity Freedom Index 2025 Fund	none	none	none
Fidelity Freedom Index 2030 Fund	none	none	none
Fidelity Freedom Index 2035 Fund	none	none	none
Fidelity Freedom Index 2040 Fund	none	none	none
Fidelity Freedom Index 2045 Fund	none	none	none
Fidelity Freedom Index 2050 Fund	none	none	none
Fidelity Freedom Index 2055 Fund	none	none	none
Fidelity Freedom Index 2060 Fund	none	none	none
Fidelity Freedom Index 2065 Fund	none	none	none
Fidelity Freedom Index Income Fund	none	none	none
Fidelity Multi-Asset Index Fund	none	none	none
Fidelity Sustainable Target Date 2010 Fund	none	none	none
Fidelity Sustainable Target Date 2015 Fund	none	none	none
Fidelity Sustainable Target Date 2020 Fund	none	none	none
Fidelity Sustainable Target Date 2025 Fund	none	none	none
Fidelity Sustainable Target Date 2030 Fund	none	none	none
Fidelity Sustainable Target Date 2035 Fund	none	none	none
Fidelity Sustainable Target Date 2040 Fund	none	none	none
Fidelity Sustainable Target Date 2045 Fund	none	none	none
Fidelity Sustainable Target Date 2050 Fund	none	none	none
Fidelity Sustainable Target Date 2055 Fund	none	none	none
Fidelity Sustainable Target Date 2060 Fund	none	none	none
Fidelity Sustainable Target Date 2065 Fund	none	none	none
Fidelity Sustainable Target Date Income Fund	none	none	none
FIDELITY ADVISOR SERIES II
Fidelity Advisor Limited Term Bond Fund	over $100,000	none	none
Fidelity Advisor Mortgage Securities Fund	none	none	none
Fidelity Advisor Strategic Income Fund	none	$1-$10,000	none
Fidelity Series Investment Grade Securitized Fund	none	none	none
FIDELITY ADVISOR SERIES IV
Fidelity Limited Term Government Fund	none	none	none
H-2

Dollar range of fund shares as of June 30, 2023	Abigail P. Johnson	Jennifer Toolin McAuliffe	Christine Thompson
FIDELITY CALIFORNIA MUNICIPAL TRUST
Fidelity California Limited Term Tax-Free Bond Fund	none	none	none
Fidelity California Municipal Income Fund	none	none	none
FIDELITY CALIFORNIA MUNICIPAL TRUST II
Fidelity California Municipal Money Market Fund	none	none	none
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC
Fidelity Inflation-Protected Bond Index Central Fund	none	none	none
Fidelity International Credit Central Fund	none	none	none
Fidelity Investment Grade Bond Central Fund	none	none	none
FIDELITY CHARLES STREET TRUST
Aggressive Growth Allocation Fund	none	none	none
Balanced Allocation Fund	none	none	none
Fidelity Asset Manager 20%	none	none	none
Fidelity Asset Manager 30%	none	none	none
Fidelity Asset Manager 40%	none	none	none
Fidelity Asset Manager 50%	none	none	none
Fidelity Asset Manager 60%	none	over $100,000	none
Fidelity Asset Manager 70%	none	none	none
Fidelity Asset Manager 85%	none	none	none
Fidelity Health Savings Fund	none	none	none
Fidelity Health Savings Index Fund	none	none	none
Fidelity Sustainable Multi-Asset Fund	none	none	none
Growth Allocation Fund	none	none	none
Moderate with Income Allocation Fund	none	none	none
FIDELITY COLCHESTER STREET TRUST
Government Portfolio	over $100,000	none	none
Money Market Portfolio	over $100,000	none	none
Tax-Exempt Portfolio	none	none	none
Treasury Only Portfolio	none	none	none
Treasury Portfolio	over $100,000	none	none
FIDELITY COURT STREET TRUST
Fidelity Connecticut Municipal Income Fund	none	none	none
Fidelity New Jersey Municipal Income Fund	none	none	none
FIDELITY COURT STREET TRUST II
Fidelity New Jersey Municipal Money Market Fund	none	none	none
FIDELITY GARRISON STREET TRUST
Fidelity Education Income Fund	none	none	none
Fidelity Money Market Central Fund	none	none	none
VIP Investment Grade Central Fund	none	none	none
FIDELITY HEREFORD STREET TRUST
Fidelity Flex Government Money Market Fund	none	none	none
Fidelity Government Money Market Fund	over $100,000	over $100,000	none
Fidelity Money Market Fund	none	over $100,000	none
Fidelity Series Treasury Bill Index Fund	none	none	none
Fidelity Treasury Only Money Market Fund	none	none	none
FIDELITY INCOME FUND
Fidelity Environmental Bond Fund	none	none	none
Fidelity GNMA Fund	none	none	none
H-3

Dollar range of fund shares as of June 30, 2023	Abigail P. Johnson	Jennifer Toolin McAuliffe	Christine Thompson
FIDELITY INCOME FUND (continued)
Fidelity Government Income Fund	none	none	none
Fidelity Intermediate Government Income Fund	none	none	none
Fidelity Managed Retirement 2010 Fund	none	none	none
Fidelity Managed Retirement 2015 Fund	none	none	none
Fidelity Managed Retirement 2020 Fund	none	none	none
Fidelity Managed Retirement 2025 Fund	none	none	none
Fidelity Managed Retirement 2030 Fund	none	none	none
Fidelity Managed Retirement 2035 Fund	none	none	none
Fidelity Managed Retirement Income Fund	none	none	none
Fidelity Series Government Bond Index Fund	none	none	none
Fidelity Simplicity RMD 2010 Fund	none	none	none
Fidelity Simplicity RMD 2015 Fund	none	none	none
Fidelity Simplicity RMD 2020 Fund	none	none	none
Fidelity Simplicity RMD 2025 Fund	none	none	none
Fidelity Simplicity RMD 2030 Fund	none	none	none
Fidelity Simplicity RMD Income Fund	none	none	none
Fidelity Total Bond Fund	over $100,000	none	none
Fidelity Total Bond K6 Fund	none	none	none
FIDELITY MASSACHUSETTS MUNICIPAL TRUST
Fidelity Massachusetts Municipal Income Fund	none	none	none
Fidelity Massachusetts Municipal Money Market Fund	over $100,000	over $100,000	none
FIDELITY MERRIMACK STREET TRUST
Fidelity Corporate Bond ETF	none	none	none
Fidelity Investment Grade Bond ETF	none	none	none
Fidelity Investment Grade Securitized ETF	none	none	none
Fidelity Limited Term Bond ETF	none	none	none
Fidelity Low Duration Bond Factor ETF	none	none	none
Fidelity Sustainable Core Plus Bond ETF	none	none	none
Fidelity Sustainable Low Duration Bond ETF	none	none	none
Fidelity Tactical Bond ETF	none	none	none
Fidelity Total Bond ETF	none	none	none
FIDELITY MUNICIPAL TRUST
Fidelity Conservative Income Municipal Bond Fund	none	none	none
Fidelity Flex Conservative Income Municipal Bond Fund	none	none	none
Fidelity Flex Municipal Income Fund	none	none	none
Fidelity Limited Term Municipal Income Fund	none	none	none
Fidelity Michigan Municipal Income Fund	none	none	none
Fidelity Minnesota Municipal Income Fund	none	none	none
Fidelity Municipal Income Fund	none	none	none
Fidelity Ohio Municipal Income Fund	none	none	none
Fidelity Pennsylvania Municipal Income Fund	none	none	none
FIDELITY NEW YORK MUNICIPAL TRUST
Fidelity New York Municipal Income Fund	none	none	none
FIDELITY NEW YORK MUNICIPAL TRUST II
Fidelity New York Municipal Money Market Fund	none	none	none
FIDELITY NEWBURY STREET TRUST
Fidelity Tax-Exempt Money Market Fund	none	none	none
Fidelity Treasury Money Market Fund	none	none	none
H-4

Dollar range of fund shares as of June 30, 2023	Abigail P. Johnson	Jennifer Toolin McAuliffe	Christine Thompson
FIDELITY OXFORD STREET TRUST
Fidelity Commodity Strategy Fund	none	none	none
Fidelity SAI Inflation-Focused Fund	none	$10,001-$50,000	none
Fidelity Series Commodity Strategy Fund	none	none	none
FIDELITY OXFORD STREET TRUST II
Fidelity Commodity Strategy Central Fund	none	none	none
FIDELITY PHILLIPS STREET TRUST
Fidelity Government Cash Reserves	over $100,000	$50,001-$100,000	none
FIDELITY REVERE STREET TRUST
Fidelity Cash Central Fund	none	none	none
Fidelity Municipal Cash Central Fund	none	none	none
Fidelity Securities Lending Cash Central Fund	none	none	none
Fidelity Tax-Free Cash Central Fund	none	none	none
FIDELITY SALEM STREET TRUST
Fidelity Conservative Income Bond Fund	over $100,000	none	none
Fidelity Corporate Bond Fund	none	none	none
Fidelity Emerging Markets Index Fund	none	none	none
Fidelity Flex Conservative Income Bond Fund	none	none	none
Fidelity Flex International Index Fund	none	none	none
Fidelity Flex Mid Cap Index Fund	none	none	none
Fidelity Flex Small Cap Index Fund	none	none	none
Fidelity Flex U.S. Bond Index Fund	none	none	none
Fidelity Global ex U.S. Index Fund	none	none	none
Fidelity Inflation-Protected Bond Index Fund	none	none	none
Fidelity Intermediate Bond Fund	none	none	none
Fidelity Intermediate Treasury Bond Index Fund	none	none	none
Fidelity International Bond Index Fund	none	none	none
Fidelity International Sustainability Index Fund	none	none	none
Fidelity Investment Grade Bond Fund	none	none	none
Fidelity Large Cap Growth Index Fund	none	none	none
Fidelity Large Cap Value Index Fund	none	none	none
Fidelity Long-Term Treasury Bond Index Fund	none	none	none
Fidelity Mid Cap Growth Index Fund	none	none	none
Fidelity Mid Cap Index Fund	$50,001-$100,000	none	none
Fidelity Mid Cap Value Index Fund	none	none	none
Fidelity Municipal Bond Index Fund	none	none	none
Fidelity Municipal Core Plus Bond Fund	none	none	none
Fidelity Municipal Income 2025 Fund	none	none	none
Fidelity Real Estate Index Fund	none	none	none
Fidelity SAI Emerging Markets Index Fund	none	$10,001-$50,000	none
Fidelity SAI Emerging Markets Low Volatility Index Fund	none	none	none
Fidelity SAI Emerging Markets Value Index Fund	none	none	none
Fidelity SAI International Credit Fund	none	none	none
Fidelity SAI International Index Fund	none	none	none
Fidelity SAI International Low Volatility Index Fund	none	none	none
Fidelity SAI International Momentum Index Fund	none	none	none
Fidelity SAI International Quality Index Fund	none	none	none
Fidelity SAI International Value Index Fund	$10,001-$50,000	none	none
Fidelity SAI Investment Grade Securitized Fund	none	none	none
H-5

Dollar range of fund shares as of June 30, 2023	Abigail P. Johnson	Jennifer Toolin McAuliffe	Christine Thompson
FIDELITY SALEM STREET TRUST (continued)
Fidelity SAI Long-Term Treasury Bond Index Fund	none	none	none
Fidelity SAI Low Duration Income Fund	none	$10,001-$50,000	none
Fidelity SAI Municipal Bond Index Fund	none	none	none
Fidelity SAI Municipal Income Fund	none	none	none
Fidelity SAI Municipal Money Market Fund	none	none	none
Fidelity SAI Real Estate Index Fund	none	none	none
Fidelity SAI Short-Term Bond Fund	none	$10,001-$50,000	none
Fidelity SAI Small-Mid Cap 500 Index Fund	none	none	none
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	none	none	none
Fidelity SAI Sustainable Core Plus Bond Fund	none	none	none
Fidelity SAI Sustainable Low Duration Income Fund	none	none	none
Fidelity SAI Sustainable Municipal Income Fund	none	none	none
Fidelity SAI Tax-Free Bond Fund	none	none	none
Fidelity SAI Total Bond Fund	none	none	none
Fidelity SAI U.S. Large Cap Index Fund	none	none	none
Fidelity SAI U.S. Low Volatility Index Fund	none	none	none
Fidelity SAI U.S. Momentum Index Fund	none	none	none
Fidelity SAI U.S. Quality Index Fund	none	none	none
Fidelity SAI U.S. Treasury Bond Index Fund	none	none	none
Fidelity SAI U.S. Value Index Fund	over $100,000	none	none
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	none	none	none
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	none	none	none
Fidelity Series Bond Index Fund	none	none	none
Fidelity Series Corporate Bond Fund	none	none	none
Fidelity Series Global ex U.S. Index Fund	none	none	none
Fidelity Series Government Money Market Fund	none	none	none
Fidelity Series Investment Grade Bond Fund	none	none	none
Fidelity Series Large Cap Growth Index Fund	none	none	none
Fidelity Series Large Cap Value Index Fund	none	none	none
Fidelity Series Long-Term Treasury Bond Index Fund	none	none	none
Fidelity Series Short-Term Credit Fund	none	none	none
Fidelity Series Sustainable Investment Grade Bond Fund	none	none	none
Fidelity Short-Term Bond Fund	over $100,000	none	none
Fidelity Short-Term Bond Index Fund	none	none	none
Fidelity Short-Term Treasury Bond Index Fund	none	none	none
Fidelity Small Cap Growth Index Fund	none	none	none
Fidelity Small Cap Index Fund	none	none	none
Fidelity Small Cap Value Index Fund	none	none	none
Fidelity Strategic Dividend & Income Fund	none	none	none
Fidelity Strategic Real Return Fund	none	none	none
Fidelity Sustainability Bond Index Fund	none	none	none
Fidelity Sustainable Core Plus Bond Fund	none	none	none
Fidelity Sustainable Intermediate Municipal Income Fund	none	none	none
Fidelity Sustainable Low Duration Bond Fund	none	none	none
Fidelity Tactical Bond Fund	none	none	none
Fidelity Tax-Free Bond Fund	none	none	none
Fidelity Total International Index Fund	none	none	none
Fidelity U.S. Bond Index Fund	none	none	none
Fidelity U.S. Sustainability Index Fund	none	none	none
H-6

Dollar range of fund shares as of June 30, 2023	Abigail P. Johnson	Jennifer Toolin McAuliffe	Christine Thompson
FIDELITY SCHOOL STREET TRUST
Fidelity Advisor Multi-Asset Income Fund	none	over $100,000	none
Fidelity Global Credit Fund	none	none	none
Fidelity Intermediate Municipal Income Fund	none	none	none
Fidelity Series International Credit Fund	none	none	none
Fidelity Series International Developed Markets Bond Index Fund	none	none	none
FIDELITY UNION STREET TRUST
Fidelity Arizona Municipal Income Fund	none	none	none
Fidelity Maryland Municipal Income Fund	none	none	none
FIDELITY UNION STREET TRUST II
Fidelity Municipal Money Market Fund	none	$10,001-$50,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	none
H-7

Independent Nominees

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY ABERDEEN STREET TRUST
Fidelity Advisor Freedom 2005 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2045 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2050 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2055 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2060 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2065 Fund	none	none	none	none	none
Fidelity Advisor Freedom Income Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2005 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2010 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2015 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2020 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2025 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2030 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2035 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2040 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2045 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2050 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2055 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2060 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2065 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend Income Fund	none	none	none	none	none
Fidelity Freedom 2005 Fund	none	none	none	none	none
Fidelity Freedom 2010 Fund	none	none	none	none	none
Fidelity Freedom 2015 Fund	none	none	none	none	none
Fidelity Freedom 2020 Fund	none	none	none	none	none
Fidelity Freedom 2025 Fund	none	none	none	none	none
Fidelity Freedom 2030 Fund	none	none	none	none	none
Fidelity Freedom 2035 Fund	none	none	none	none	none
H-8

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom 2040 Fund	none	none	none	none	none
Fidelity Freedom 2045 Fund	none	none	none	none	none
Fidelity Freedom 2050 Fund	none	none	none	none	none
Fidelity Freedom 2055 Fund	none	none	none	none	none
Fidelity Freedom 2060 Fund	none	none	none	none	none
Fidelity Freedom 2065 Fund	none	none	none	none	none
Fidelity Freedom Income Fund	none	none	none	none	none
Fidelity Freedom Blend 2005 Fund	none	none	none	none	none
Fidelity Freedom Blend 2010 Fund	none	none	none	none	none
Fidelity Freedom Blend 2015 Fund	none	none	none	none	none
Fidelity Freedom Blend 2020 Fund	none	none	none	none	none
Fidelity Freedom Blend 2025 Fund	none	none	none	none	none
Fidelity Freedom Blend 2030 Fund	none	none	none	none	none
Fidelity Freedom Blend 2035 Fund	none	none	none	none	none
Fidelity Freedom Blend 2040 Fund	none	none	none	none	none
Fidelity Freedom Blend 2045 Fund	none	none	none	none	none
Fidelity Freedom Blend 2050 Fund	none	none	none	none	none
Fidelity Freedom Blend 2055 Fund	none	none	none	none	none
Fidelity Freedom Blend 2060 Fund	none	none	none	none	none
Fidelity Freedom Blend 2065 Fund	none	none	none	none	none
Fidelity Freedom Blend Income Fund	none	none	none	none	none
Fidelity Freedom Index 2005 Fund	none	none	none	none	none
Fidelity Freedom Index 2010 Fund	none	none	none	none	none
Fidelity Freedom Index 2015 Fund	none	none	none	none	none
Fidelity Freedom Index 2020 Fund	none	none	none	none	none
Fidelity Freedom Index 2025 Fund	none	none	none	none	none
Fidelity Freedom Index 2030 Fund	none	none	none	none	none
Fidelity Freedom Index 2035 Fund	none	none	none	none	none
Fidelity Freedom Index 2040 Fund	none	none	none	none	none
Fidelity Freedom Index 2045 Fund	none	none	none	none	none
Fidelity Freedom Index 2050 Fund	none	none	none	none	none
Fidelity Freedom Index 2055 Fund	none	none	none	$1-$10,000	none
Fidelity Freedom Index 2060 Fund	none	none	none	none	none
Fidelity Freedom Index 2065 Fund	none	none	none	none	none
Fidelity Freedom Index Income Fund	none	none	none	none	none
Fidelity Multi-Asset Index Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2010 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2015 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2020 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2025 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2030 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2035 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2040 Fund	none	none	none	none	none
H-9

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Sustainable Target Date 2045 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2050 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2055 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2060 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2065 Fund	none	none	none	none	none
Fidelity Sustainable Target Date Income Fund	none	none	none	none	none
FIDELITY ADVISOR SERIES II
Fidelity Advisor Limited Term Bond Fund	none	none	none	none	none
Fidelity Advisor Mortgage Securities Fund	none	none	none	none	none
Fidelity Advisor Strategic Income Fund	$50,001-$100,000	none	none	none	over $100,000
Fidelity Series Investment Grade Securitized Fund	none	none	none	none	none
FIDELITY ADVISOR SERIES IV
Fidelity Limited Term Government Fund	none	none	none	none	none
FIDELITY CALIFORNIA MUNICIPAL TRUST
Fidelity California Limited Term Tax-Free Bond Fund	none	none	none	none	none
Fidelity California Municipal Income Fund	none	none	none	none	none
FIDELITY CALIFORNIA MUNICIPAL TRUST II
Fidelity California Municipal Money Market Fund	none	none	none	none	none
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC
Fidelity Inflation-Protected Bond Index Central Fund	none	none	none	none	none
Fidelity International Credit Central Fund	none	none	none	none	none
Fidelity Investment Grade Bond Central Fund	none	none	none	none	none
FIDELITY CHARLES STREET TRUST
Aggressive Growth Allocation Fund	none	none	none	none	none
Balanced Allocation Fund	none	none	none	none	none
Fidelity Asset Manager 20%	none	none	none	none	none
Fidelity Asset Manager 30%	over $100,000	none	none	none	none
Fidelity Asset Manager 40%	over $100,000	none	none	none	none
Fidelity Asset Manager 50%	none	none	none	none	none
Fidelity Asset Manager 60%	none	none	over $100,000	none	over $100,000
Fidelity Asset Manager 70%	none	none	none	none	none
Fidelity Asset Manager 85%	none	none	none	none	none
H-10

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY CHARLES STREET TRUST (continued)
Fidelity Health Savings Fund	none	none	none	none	none
Fidelity Health Savings Index Fund	none	none	none	none	none
Fidelity Sustainable Multi-Asset Fund	none	none	none	none	none
Growth Allocation Fund	none	none	none	none	none
Moderate with Income Allocation Fund	none	none	none	none	none
FIDELITY COLCHESTER STREET TRUST
Government Portfolio	none	none	none	none	none
Money Market Portfolio	none	none	none	none	none
Tax-Exempt Portfolio	none	none	none	none	none
Treasury Only Portfolio	none	none	none	none	none
Treasury Portfolio	none	none	none	none	none
FIDELITY COURT STREET TRUST
Fidelity Connecticut Municipal Income Fund	none	none	none	none	none
Fidelity New Jersey Municipal Income Fund	none	none	none	none	none
FIDELITY COURT STREET TRUST II
Fidelity New Jersey Municipal Money Market Fund	none	none	none	none	none
FIDELITY GARRISON STREET TRUST
Fidelity Education Income Fund	none	none	none	none	none
Fidelity Money Market Central Fund	none	none	none	none	none
VIP Investment Grade Central Fund	none	none	none	none	none
FIDELITY HEREFORD STREET TRUST
Fidelity Flex Government Money Market Fund	none	none	none	none	none
Fidelity Government Money Market Fund	$10,001-$50,000	none	none	over $100,000	$1-$10,000
Fidelity Money Market Fund	none	none	none	none	none
Fidelity Series Treasury Bill Index Fund	none	none	none	none	none
FIDELITY INCOME FUND
Fidelity Environmental Bond Fund	none	none	none	none	none
Fidelity GNMA Fund	none	none	none	none	none
Fidelity Government Income Fund	none	none	none	none	none
Fidelity Intermediate Government Income Fund	none	none	none	none	none
Fidelity Managed Retirement 2010 Fund	none	none	none	none	none
Fidelity Managed Retirement 2015 Fund	none	none	none	none	none
Fidelity Managed Retirement 2020 Fund	none	none	none	none	none
Fidelity Managed Retirement 2025 Fund	none	none	none	none	none
Fidelity Managed Retirement 2030 Fund	none	none	none	none	none
H-11

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY INCOME FUND (continued)
Fidelity Managed Retirement 2035 Fund	none	none	none	none	none
Fidelity Managed Retirement Income Fund	none	none	none	none	none
Fidelity Series Government Bond Index Fund	none	none	none	none	none
Fidelity Simplicity RMD 2010 Fund	none	none	none	none	none
Fidelity Simplicity RMD 2015 Fund	none	none	none	none	none
Fidelity Simplicity RMD 2020 Fund	none	none	none	none	none
Fidelity Simplicity RMD 2025 Fund	none	none	none	none	none
Fidelity Simplicity RMD 2030 Fund	none	none	none	none	none
Fidelity Simplicity RMD Income Fund	none	none	none	none	none
Fidelity Total Bond Fund	over $100,000	none	none	$10,001-$50,000	over $100,000
Fidelity Total Bond K6 Fund	none	none	none	none	none
FIDELITY MASSACHUSETTS MUNICIPAL TRUST
Fidelity Massachusetts Municipal Income Fund	none	none	none	none	none
Fidelity Massachusetts Municipal Money Market Fund	none	none	none	none	none
FIDELITY MERRIMACK STREET TRUST
Fidelity Corporate Bond ETF	none	none	none	none	none
Fidelity Investment Grade Bond ETF	none	none	none	none	none
Fidelity Investment Grade Securitized ETF	none	none	none	none	none
Fidelity Limited Term Bond ETF	none	none	none	none	none
Fidelity Low Duration Bond Factor ETF	none	none	none	none	none
Fidelity Sustainable Core Plus Bond ETF	none	none	none	none	none
Fidelity Sustainable Low Duration Bond ETF	none	none	none	none	none
Fidelity Tactical Bond ETF	none	none	none	none	none
Fidelity Total Bond ETF	none	none	none	none	none
FIDELITY MUNICIPAL TRUST
Fidelity Conservative Income Municipal Bond Fund	none	none	none	none	none
Fidelity Flex Conservative Income Municipal Bond Fund	none	none	none	none	none
Fidelity Flex Municipal Income Fund	none	none	none	none	none
Fidelity Limited Term Municipal Income Fund	over $100,000	none	none	none	none
Fidelity Michigan Municipal Income Fund	none	none	none	none	none
Fidelity Minnesota Municipal Income Fund	none	none	none	none	none
Fidelity Municipal Income Fund	none	none	none	none	none
Fidelity Ohio Municipal Income Fund	none	none	none	none	none
Fidelity Pennsylvania Municipal Income Fund	none	none	none	none	none
H-12

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY NEW YORK MUNICIPAL TRUST
Fidelity New York Municipal Income Fund	none	none	none	none	none
FIDELITY NEW YORK MUNICIPAL TRUST II
Fidelity New York Municipal Money Market Fund	none	none	none	none	none
FIDELITY NEWBURY STREET TRUST
Fidelity Tax-Exempt Money Market Fund	none	none	none	none	none
Fidelity Treasury Money Market Fund	none	$10,001-$50,000	none	none	none
FIDELITY OXFORD STREET TRUST
Fidelity Commodity Strategy Fund	none	none	none	none	none
Fidelity SAI Inflation-Focused Fund	$1-$10,000	none	none	$10,001-$50,000	$10,001-$50,000
Fidelity Series Commodity Strategy Fund	none	none	none	none	none
FIDELITY OXFORD STREET TRUST II
Fidelity Commodity Strategy Central Fund	none	none	none	none	none
FIDELITY PHILLIPS STREET TRUST
Fidelity Government Cash Reserves	$50,001-$100,000	none	$10,001-$50,000	over $100,000	over $100,000
FIDELITY REVERE STREET TRUST
Fidelity Cash Central Fund	none	none	none	none	none
Fidelity Municipal Cash Central Fund	none	none	none	none	none
Fidelity Securities Lending Cash Central Fund	none	none	none	none	none
Fidelity Tax-Free Cash Central Fund	none	none	none	none	none
FIDELITY SALEM STREET TRUST
Fidelity Conservative Income Bond Fund	none	none	none	none	none
Fidelity Corporate Bond Fund	none	none	none	none	none
Fidelity Emerging Markets Index Fund	none	none	none	none	none
Fidelity Flex Conservative Income Bond Fund	none	none	none	none	none
Fidelity Flex International Index Fund	none	none	none	none	none
Fidelity Flex Mid Cap Index Fund	none	none	none	none	none
Fidelity Flex Small Cap Index Fund	none	none	none	none	none
Fidelity Flex U.S. Bond Index Fund	none	none	none	none	none
Fidelity Global ex U.S. Index Fund	none	none	none	none	none
Fidelity Inflation-Protected Bond Index Fund	none	$1-$10,000	none	none	none
Fidelity Intermediate Bond Fund	none	none	none	none	none
Fidelity Intermediate Treasury Bond Index Fund	none	none	none	none	none
Fidelity International Bond Index Fund	none	none	none	none	none
Fidelity International Sustainability Index Fund	none	none	none	none	none
H-13

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY SALEM STREET TRUST (continued)
Fidelity Investment Grade Bond Fund	none	none	none	$1-$10,000	none
Fidelity Large Cap Growth Index Fund	none	none	none	none	none
Fidelity Large Cap Value Index Fund	none	none	none	none	none
Fidelity Long-Term Treasury Bond Index Fund	none	none	none	none	none
Fidelity Mid Cap Growth Index Fund	none	none	none	none	none
Fidelity Mid Cap Index Fund	none	none	none	none	none
Fidelity Mid Cap Value Index Fund	none	none	none	none	none
Fidelity Municipal Bond Index Fund	none	none	none	none	none
Fidelity Municipal Core Plus Bond Fund	none	none	none	none	none
Fidelity Municipal Income 2025 Fund	none	none	none	none	none
Fidelity Real Estate Index Fund	none	none	none	none	none
Fidelity SAI Emerging Markets Index Fund	none	none	none	none	$10,001-$50,000
Fidelity SAI Emerging Markets Low Volatility Index Fund	none	none	none	none	none
Fidelity SAI Emerging Markets Value Index Fund	none	none	none	none	none
Fidelity SAI International Credit Fund	none	none	none	none	none
Fidelity SAI International Index Fund	none	none	none	none	none
Fidelity SAI International Low Volatility Index Fund	none	none	none	none	none
Fidelity SAI International Momentum Index Fund	none	none	none	none	none
Fidelity SAI International Quality Index Fund	none	none	none	none	none
Fidelity SAI International Value Index Fund	none	none	none	none	none
Fidelity SAI Investment Grade Securitized Fund	none	none	none	none	none
Fidelity SAI Long-Term Treasury Bond Index Fund	none	none	none	none	none
Fidelity SAI Low Duration Income Fund	none	none	none	none	over $100,000
Fidelity SAI Municipal Bond Index Fund	none	none	none	none	none
Fidelity SAI Municipal Income Fund	none	none	none	none	none
Fidelity SAI Municipal Money Market Fund	none	none	none	none	none
Fidelity SAI Real Estate Index Fund	none	none	none	none	none
Fidelity SAI Short-Term Bond Fund	none	none	none	none	over $100,000
Fidelity SAI Small-Mid Cap 500 Index Fund	none	none	none	none	none
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	none	none	none	none	none
H-14

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY SALEM STREET TRUST (continued)
Fidelity SAI Sustainable Core Plus Bond Fund	none	none	none	none	none
Fidelity SAI Sustainable Low Duration Income Fund	none	none	none	none	none
Fidelity SAI Sustainable Municipal Income Fund	none	none	none	none	none
Fidelity SAI Tax-Free Bond Fund	none	none	none	none	none
Fidelity SAI Total Bond Fund	none	none	none	none	none
Fidelity SAI U.S. Large Cap Index Fund	none	none	none	none	none
Fidelity SAI U.S. Low Volatility Index Fund	none	none	none	none	none
Fidelity SAI U.S. Momentum Index Fund	none	none	none	none	none
Fidelity SAI U.S. Quality Index Fund	none	none	none	none	none
Fidelity SAI U.S. Treasury Bond Index Fund	none	none	none	none	none
Fidelity SAI U.S. Value Index Fund	none	none	none	none	none
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	none	none	none	none	none
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	none	none	none	none	none
Fidelity Series Bond Index Fund	none	none	none	none	none
Fidelity Series Corporate Bond Fund	none	none	none	none	none
Fidelity Series Global ex U.S. Index Fund	none	none	none	none	none
Fidelity Series Government Money Market Fund	none	none	none	none	none
Fidelity Series Investment Grade Bond Fund	none	none	none	none	none
Fidelity Series Large Cap Growth Index Fund	none	none	none	none	none
Fidelity Series Large Cap Value Index Fund	none	none	none	none	none
Fidelity Series Long-Term Treasury Bond Index Fund	none	none	none	none	none
Fidelity Series Short-Term Credit Fund	none	none	none	none	none
Fidelity Series Sustainable Investment Grade Bond Fund	none	none	none	none	none
Fidelity Short-Term Bond Fund	$50,001-$100,000	none	none	none	none
Fidelity Short-Term Bond Index Fund	none	none	none	none	none
Fidelity Short-Term Treasury Bond Index Fund	none	none	none	none	none
Fidelity Small Cap Growth Index Fund	none	none	none	none	none
Fidelity Small Cap Index Fund	none	none	none	none	none
Fidelity Small Cap Value Index Fund	none	none	none	none	none
Fidelity Strategic Dividend & Income Fund	none	none	none	none	none
H-15

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY SALEM STREET TRUST (continued)
Fidelity Strategic Real Return Fund	none	none	none	none	none
Fidelity Sustainability Bond Index Fund	none	none	none	none	none
Fidelity Sustainable Core Plus Bond Fund	none	none	none	none	none
Fidelity Sustainable Intermediate Municipal Income Fund	none	none	none	none	none
Fidelity Sustainable Low Duration Bond Fund	none	none	none	none	none
Fidelity Tactical Bond Fund	none	none	none	none	none
Fidelity Tax-Free Bond Fund	none	none	none	none	none
Fidelity Total International Index Fund	none	none	none	none	none
Fidelity U.S. Bond Index Fund	none	none	none	none	none
Fidelity U.S. Sustainability Index Fund	none	none	none	$1-$10,000	none
FIDELITY SCHOOL STREET TRUST
Fidelity Advisor Multi-Asset Income Fund	over $100,000	none	none	none	none
Fidelity Global Credit Fund	none	none	none	none	none
Fidelity Intermediate Municipal Income Fund	$50,001-$100,000	none	none	none	none
Fidelity Series International Credit Fund	none	none	none	none	none
Fidelity Series International Developed Markets Bond Index Fund	none	none	none	none	none
FIDELITY UNION STREET TRUST
Fidelity Arizona Municipal Income Fund	none	none	none	none	none
Fidelity Maryland Municipal Income Fund	none	none	none	none	none
FIDELITY UNION STREET TRUST II
Fidelity Municipal Money Market Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$10,001-$50,000	over $100,000	over $100,000	over $100,000
H-16

Dollar range of fund shares as of June 30, 2023	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY ABERDEEN STREET TRUST
Fidelity Advisor Freedom 2005 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2045 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2050 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2055 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2060 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2065 Fund	none	none	none	none	none
Fidelity Advisor Freedom Income Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2005 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2010 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2015 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2020 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2025 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2030 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2035 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2040 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2045 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2050 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2055 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2060 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend 2065 Fund	none	none	none	none	none
Fidelity Flex Freedom Blend Income Fund	none	none	none	none	none
Fidelity Freedom 2005 Fund	none	none	none	none	none
Fidelity Freedom 2010 Fund	none	none	none	none	none
Fidelity Freedom 2015 Fund	none	none	none	none	none
Fidelity Freedom 2020 Fund	none	none	none	none	none
Fidelity Freedom 2025 Fund	none	none	none	none	none
Fidelity Freedom 2030 Fund	over $100,000	none	none	none	none
Fidelity Freedom 2035 Fund	none	none	none	none	none
Fidelity Freedom 2040 Fund	none	none	none	none	none
Fidelity Freedom 2045 Fund	none	none	none	none	none
Fidelity Freedom 2050 Fund	none	none	none	none	none
Fidelity Freedom 2055 Fund	none	none	none	none	none
Fidelity Freedom 2060 Fund	none	none	none	none	none
Fidelity Freedom 2065 Fund	none	none	none	none	none
Fidelity Freedom Income Fund	none	none	none	none	none
Fidelity Freedom Blend 2005 Fund	none	none	none	none	none
Fidelity Freedom Blend 2010 Fund	none	none	none	none	none
Fidelity Freedom Blend 2015 Fund	none	none	none	none	none
Fidelity Freedom Blend 2020 Fund	none	none	none	none	none
Fidelity Freedom Blend 2025 Fund	none	none	none	none	none
Fidelity Freedom Blend 2030 Fund	none	none	none	none	none
Fidelity Freedom Blend 2035 Fund	$10,001-$50,000	none	none	none	none
H-17

Dollar range of fund shares as of June 30, 2023	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Blend 2040 Fund	none	none	none	none	none
Fidelity Freedom Blend 2045 Fund	none	none	none	none	none
Fidelity Freedom Blend 2050 Fund	none	none	none	none	none
Fidelity Freedom Blend 2060 Fund	none	none	none	none	none
Fidelity Freedom Blend 2065 Fund	none	none	none	none	none
Fidelity Freedom Blend Income Fund	none	none	none	none	none
Fidelity Freedom Index 2005 Fund	none	none	none	none	none
Fidelity Freedom Index 2010 Fund	none	none	none	none	none
Fidelity Freedom Index 2015 Fund	none	none	none	none	none
Fidelity Freedom Index 2020 Fund	none	none	none	none	none
Fidelity Freedom Index 2025 Fund	none	none	none	none	none
Fidelity Freedom Index 2030 Fund	none	none	none	none	none
Fidelity Freedom Index 2035 Fund	none	none	none	none	none
Fidelity Freedom Index 2040 Fund	none	none	none	over $100,000	none
Fidelity Freedom Index 2045 Fund	none	none	none	none	none
Fidelity Freedom Index 2050 Fund	none	none	none	none	none
Fidelity Freedom Index 2055 Fund	none	none	none	none	none
Fidelity Freedom Index 2060 Fund	none	none	none	none	none
Fidelity Freedom Index 2065 Fund	none	none	none	none	none
Fidelity Freedom Index Income Fund	none	none	none	none	none
Fidelity Multi-Asset Index Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2010 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2015 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2020 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2025 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2030 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2035 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2040 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2045 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2050 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2055 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2060 Fund	none	none	none	none	none
Fidelity Sustainable Target Date 2065 Fund	none	none	none	none	none
Fidelity Sustainable Target Date Income Fund	none	none	none	none	none
FIDELITY ADVISOR SERIES II
Fidelity Advisor Limited Term Bond Fund	none	none	over $100,000	none	none
Fidelity Advisor Mortgage Securities Fund	none	none	none	none	none
Fidelity Advisor Strategic Income Fund	over $100,000	over $100,000	none	none	none
Fidelity Series Investment Grade Securitized Fund	none	none	none	none	none
FIDELITY ADVISOR SERIES IV
Fidelity Limited Term Government Fund	none	none	none	none	none
FIDELITY CALIFORNIA MUNICIPAL TRUST
Fidelity California Limited Term Tax-Free Bond Fund	none	none	none	none	none
Fidelity California Municipal Income Fund	none	none	none	none	none
H-18

Dollar range of fund shares as of June 30, 2023	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY CALIFORNIA MUNICIPAL TRUST II
Fidelity California Municipal Money Market Fund	none	none	none	none	none
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC
Fidelity Inflation-Protected Bond Index Central Fund	none	none	none	none	none
Fidelity International Credit Central Fund	none	none	none	none	none
Fidelity Investment Grade Bond Central Fund	none	none	none	none	none
FIDELITY CHARLES STREET TRUST
Aggressive Growth Allocation Fund	none	none	none	none	none
Balanced Allocation Fund	none	none	none	none	none
Fidelity Asset Manager 20%	none	none	none	none	none
Fidelity Asset Manager 30%	none	none	none	none	none
Fidelity Asset Manager 40%	none	none	none	none	none
Fidelity Asset Manager 50%	none	none	none	none	none
Fidelity Asset Manager 60%	none	none	none	none	none
Fidelity Asset Manager 70%	none	none	none	none	none
Fidelity Asset Manager 85%	none	none	none	none	none
Fidelity Health Savings Fund	none	none	none	none	none
Fidelity Health Savings Index Fund	none	none	none	none	none
Fidelity Sustainable Multi-Asset Fund	none	none	none	none	none
Growth Allocation Fund	none	none	none	none	none
Moderate with Income Allocation Fund	none	none	none	none	none
FIDELITY COLCHESTER STREET TRUST
Government Portfolio	none	none	none	none	none
Money Market Portfolio	none	none	none	none	none
Tax Exempt Portfolio	none	none	none	none	none
Treasury Only Portfolio	none	none	none	none	none
Treasury Portfolio	none	none	none	none	none
FIDELITY COURT STREET TRUST
Fidelity Connecticut Municipal Income Fund	none	none	none	none	none
Fidelity New Jersey Municipal Income Fund	none	none	none	none	none
FIDELITY COURT STREET TRUST II
Fidelity New Jersey Municipal Money Market Fund	none	none	none	none	none
FIDELITY GARRISON STREET TRUST
Fidelity Education Income Fund	none	none	none	none	none
Fidelity Money Market Central Fund	none	none	none	none	none
VIP Investment Grade Central Fund	none	none	none	none	none
FIDELITY HEREFORD STREET TRUST
Fidelity Flex Government Money Market Fund	none	none	none	$1-$10,000	none
Fidelity Government Money Market Fund	$10,001-$50,000	$50,001-$100,000	over $100,000	over $100,000	none
Fidelity Money Market Fund	over $100,000	none	none	none	none
Fidelity Series Treasury Bill Index Fund	none	none	none	none	none
H-19

Dollar range of fund shares as of June 30, 2023	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY INCOME FUND
Fidelity Environmental Bond Fund	none	none	none	none	none
Fidelity GNMA Fund	none	none	none	none	none
Fidelity Government Income Fund	none	over $100,000	none	none	none
Fidelity Intermediate Government Income Fund	$10,001-$50,000	none	none	none	none
Fidelity Managed Retirement 2010 Fund	none	none	none	none	none
Fidelity Managed Retirement 2015 Fund	none	none	none	none	none
Fidelity Managed Retirement 2020 Fund	none	none	none	none	none
Fidelity Managed Retirement 2025 Fund	none	none	none	none	none
Fidelity Managed Retirement 2030 Fund	none	none	none	none	none
Fidelity Managed Retirement 2035 Fund	none	none	none	none	none
Fidelity Managed Retirement Income Fund	none	none	none	none	none
Fidelity Series Government Bond Index Fund	none	none	none	none	none
Fidelity Simplicity RMD 2010 Fund	none	none	none	none	none
Fidelity Simplicity RMD 2015 Fund	none	none	none	none	none
Fidelity Simplicity RMD 2020 Fund	none	none	none	none	none
Fidelity Simplicity RMD 2025 Fund	none	none	none	none	none
Fidelity Simplicity RMD 2030 Fund	none	none	none	none	none
Fidelity Simplicity RMD Income Fund	none	none	none	none	none
Fidelity Total Bond Fund	over $100,000	over $100,000	none	over $100,000	none
Fidelity Total Bond K6 Fund	none	none	none	none	none
FIDELITY MASSACHUSETTS MUNICIPAL TRUST
Fidelity Massachusetts Municipal Income Fund	none	none	none	none	none
Fidelity Massachusetts Municipal Money Market Fund	none	none	none	none	none
FIDELITY MERRIMACK STREET TRUST
Fidelity Corporate Bond ETF	none	none	none	none	none
Fidelity Investment Grade Bond ETF	none	none	none	none	none
Fidelity Investment Grade Securitized ETF	none	none	none	none	none
Fidelity Limited Term Bond ETF	none	none	none	none	none
Fidelity Low Duration Bond Factor ETF	none	none	none	none	none
Fidelity Sustainable Core Plus Bond ETF	none	none	none	none	none
Fidelity Sustainable Low Duration Bond ETF	none	none	none	none	none
Fidelity Tactical Bond ETF	none	none	none	none	none
Fidelity Total Bond ETF	none	none	none	none	none
FIDELITY MUNICIPAL TRUST
Fidelity Conservative Income Municipal Bond Fund	none	none	none	none	none
Fidelity Flex Conservative Income Municipal Bond Fund	none	none	none	none	none
Fidelity Flex Municipal Income Fund	none	none	none	none	none
Fidelity Limited Term Municipal Income Fund	none	none	none	none	none
Fidelity Michigan Municipal Income Fund	none	none	none	none	none
Fidelity Minnesota Municipal Income Fund	none	none	none	none	none
Fidelity Municipal Income Fund	none	none	none	none	none
H-20

Dollar range of fund shares as of June 30, 2023	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY MUNICIPAL TRUST (continued)
Fidelity Ohio Municipal Income Fund	none	none	none	none	none
Fidelity Pennsylvania Municipal Income Fund	none	none	none	none	none
FIDELITY NEW YORK MUNICIPAL TRUST
Fidelity New York Municipal Income Fund	none	none	none	none	none
FIDELITY NEW YORK MUNICIPAL TRUST II
Fidelity New York Municipal Money Market Fund	none	none	none	none	none
FIDELITY NEWBURY STREET TRUST
Fidelity Tax-Exempt Money Market Fund	none	none	none	none	none
Fidelity Treasury Money Market Fund	none	none	none	none	none
FIDELITY OXFORD STREET TRUST
Fidelity Commodity Strategy Fund	none	none	none	none	none
Fidelity SAI Inflation-Focused Fund	none	none	none	none	none
Fidelity Series Commodity Strategy Fund	none	none	none	none	none
FIDELITY OXFORD STREET TRUST II
Fidelity Commodity Strategy Central Fund	none	none	none	none	none
FIDELITY PHILLIPS STREET TRUST
Fidelity Government Cash Reserves	$10,001-$50,000	none	none	over $100,000	none
FIDELITY REVERE STREET TRUST
Fidelity Cash Central Fund	none	none	none	none	none
Fidelity Municipal Cash Central Fund	none	none	none	none	none
Fidelity Securities Lending Cash Central Fund	none	none	none	none	none
Fidelity Tax-Free Cash Central Fund	none	none	none	none	none
FIDELITY SALEM STREET TRUST
Fidelity Conservative Income Bond Fund	none	none	none	none	none
Fidelity Corporate Bond Fund	none	none	none	none	none
Fidelity Emerging Markets Index Fund	none	none	none	over $100,000	none
Fidelity Flex Conservative Income Bond Fund	none	none	none	none	none
Fidelity Flex International Index Fund	none	none	none	none	none
Fidelity Flex Mid Cap Index Fund	none	none	none	none	none
Fidelity Flex Small Cap Index Fund	none	none	none	none	none
Fidelity Flex U.S. Bond Index Fund	none	none	none	none	none
Fidelity Global ex U.S. Index Fund	none	none	none	none	none
Fidelity Inflation-Protected Bond Index Fund	none	none	none	none	none
Fidelity Intermediate Bond Fund	none	none	none	none	none
Fidelity Intermediate Treasury Bond Index Fund	none	none	none	none	none
Fidelity International Bond Index Fund	none	none	none	none	none
Fidelity International Sustainability Index Fund	none	none	none	none	none
Fidelity Investment Grade Bond Fund	none	none	none	none	none
Fidelity Large Cap Growth Index Fund	none	none	over $100,000	over $100,000	none
Fidelity Large Cap Value Index Fund	none	none	over $100,000	none	none
H-21

Dollar range of fund shares as of June 30, 2023	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY SALEM STREET TRUST (continued)
Fidelity Long-Term Treasury Bond Index Fund	none	none	none	none	none
Fidelity Mid Cap Growth Index Fund	none	none	over $100,000	none	none
Fidelity Mid Cap Index Fund	none	none	none	none	none
Fidelity Mid Cap Value Index Fund	none	none	over $100,000	none	none
Fidelity Municipal Bond Index Fund	none	none	none	none	none
Fidelity Municipal Core Plus Bond Fund	none	none	none	none	none
Fidelity Municipal Income 2025 Fund	none	none	none	none	none
Fidelity Real Estate Index Fund	none	none	none	none	none
Fidelity SAI Emerging Markets Index Fund	none	none	none	none	none
Fidelity SAI Emerging Markets Low Volatility Index Fund	none	none	none	none	none
Fidelity SAI Emerging Markets Value Index Fund	none	none	none	none	none
Fidelity SAI International Credit Fund	none	none	none	none	none
Fidelity SAI International Index Fund	none	none	none	none	none
Fidelity SAI International Low Volatility Index Fund	none	none	none	none	none
Fidelity SAI International Momentum Index Fund	none	none	none	none	none
Fidelity SAI International Quality Index Fund	none	none	none	none	none
Fidelity SAI International Value Index Fund	none	none	none	$10,001-$50,000	none
Fidelity SAI Investment Grade Securitized Fund	none	none	none	none	none
Fidelity SAI Long-Term Treasury Bond Index Fund	none	none	none	none	none
Fidelity SAI Low Duration Income Fund	none	none	none	none	none
Fidelity SAI Municipal Bond Index Fund	none	none	none	none	none
Fidelity SAI Municipal Income Fund	none	none	none	over $100,000	none
Fidelity SAI Municipal Money Market Fund	none	none	none	none	none
Fidelity SAI Real Estate Index Fund	none	none	none	none	none
Fidelity SAI Short-Term Bond Fund	none	none	none	none	none
Fidelity SAI Small-Mid Cap 500 Index Fund	none	none	none	none	none
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	none	none	none	none	none
Fidelity SAI Sustainable Core Plus Bond Fund	none	none	none	none	none
Fidelity SAI Sustainable Low Duration Income Fund	none	none	none	none	none
Fidelity SAI Sustainable Municipal Income Fund	none	none	none	none	none
Fidelity SAI Tax-Free Bond Fund	none	none	none	over $100,000	none
Fidelity SAI Total Bond Fund	none	none	none	none	none
Fidelity SAI U.S. Large Cap Index Fund	none	none	none	none	none
Fidelity SAI U.S. Low Volatility Index Fund	none	none	none	none	none
Fidelity SAI U.S. Momentum Index Fund	none	none	none	none	none
Fidelity SAI U.S. Quality Index Fund	none	none	none	$10,001-$50,000	none
H-22

Dollar range of fund shares as of June 30, 2023	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY SALEM STREET TRUST (continued)
Fidelity SAI U.S. Treasury Bond Index Fund	none	none	none	over $100,000	none
Fidelity SAI U.S. Value Index Fund	none	none	none	none	none
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	none	none	none	none	none
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	none	none	none	none	none
Fidelity Series Bond Index Fund	none	none	none	none	none
Fidelity Series Corporate Bond Fund	none	none	none	none	none
Fidelity Series Global ex U.S. Index Fund	none	none	none	none	none
Fidelity Series Government Money Market Fund	none	none	none	none	none
Fidelity Series Investment Grade Bond Fund	none	none	none	none	none
Fidelity Series Large Cap Growth Index Fund	none	none	none	none	none
Fidelity Series Large Cap Value Index Fund	none	none	none	none	none
Fidelity Series Long-Term Treasury Bond Index Fund	none	none	none	none	none
Fidelity Series Short-Term Credit Fund	none	none	none	none	none
Fidelity Series Sustainable Investment Grade Bond Fund	none	none	none	none	none
Fidelity Short-Term Bond Fund	none	none	none	none	none
Fidelity Short-Term Bond Index Fund	none	none	none	none	none
Fidelity Short-Term Treasury Bond Index Fund	none	none	over $100,000	none	none
Fidelity Small Cap Growth Index Fund	none	none	$50,001-$100,000	none	none
Fidelity Small Cap Index Fund	none	none	none	none	none
Fidelity Small Cap Value Index Fund	none	none	$50,001-$100,000	none	none
Fidelity Strategic Dividend & Income Fund	none	none	none	none	none
Fidelity Strategic Real Return Fund	none	none	none	over $100,000	none
Fidelity Sustainability Bond Index Fund	none	none	none	none	none
Fidelity Sustainable Core Plus Bond Fund	none	none	none	none	none
Fidelity Sustainable Intermediate Municipal Income Fund	none	none	none	none	none
Fidelity Sustainable Low Duration Bond Fund	none	none	none	none	none
Fidelity Tactical Bond Fund	none	none	none	none	none
Fidelity Tax-Free Bond Fund	over $100,000	none	none	none	none
Fidelity Total International Index Fund	none	none	none	none	none
Fidelity U.S. Bond Index Fund	none	none	none	none	none
Fidelity U.S. Sustainability Index Fund	none	none	none	none	none
FIDELITY SCHOOL STREET TRUST
Fidelity Advisor Multi-Asset Income Fund	none	none	none	none	none
Fidelity Global Credit Fund	none	none	none	none	none
Fidelity Intermediate Municipal Income Fund	none	none	none	over $100,000	none
Fidelity Series International Credit Fund	none	none	none	none	none
Fidelity Series International Developed Markets Bond Index Fund	none	none	none	none	none
H-23

Dollar range of fund shares as of June 30, 2023	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY UNION STREET TRUST
Fidelity Arizona Municipal Income Fund	none	none	none	none	none
Fidelity Maryland Municipal Income Fund	none	none	none	none	none
FIDELITY UNION STREET TRUST II
Fidelity Municipal Money Market Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over 100,000	over $100,000	over $100,000	over $100,000	none
H-24

Interested Trustees

Dollar range of fund shares as of June 30, 2023	Jonathan Chiel
FIDELITY SALEM STREET TRUST
Fidelity Conservative Income Bond Fund	none
Fidelity Corporate Bond Fund	none
Fidelity Emerging Markets Index Fund	$10,001-$50,000
Fidelity Flex Conservative Income Bond Fund	none
Fidelity Flex International Index Fund	none
Fidelity Flex Mid Cap Index Fund	none
Fidelity Flex Small Cap Index Fund	none
Fidelity Flex U.S. Bond Index Fund	none
Fidelity Global ex U.S. Index Fund	$10,001-$50,000
Fidelity Inflation-Protected Bond Index Fund	none
Fidelity Intermediate Bond Fund	none
Fidelity Intermediate Treasury Bond Index Fund	none
Fidelity International Bond Index Fund	none
Fidelity International Sustainability Index Fund	none
Fidelity Investment Grade Bond Fund	none
Fidelity Large Cap Growth Index Fund	$50,001-$100,000
Fidelity Large Cap Value Index Fund	none
Fidelity Long-Term Treasury Bond Index Fund	none
Fidelity Mid Cap Growth Index Fund	none
Fidelity Mid Cap Index Fund	none
Fidelity Mid Cap Value Index Fund	none
Fidelity Municipal Bond Index Fund	none
Fidelity Municipal Core Plus Bond Fund	none
Fidelity Municipal Income 2025 Fund	none
Fidelity Real Estate Index Fund	none
Fidelity SAI Emerging Markets Index Fund	none
Fidelity SAI Emerging Markets Low Volatility Index Fund	none
Fidelity SAI Emerging Markets Value Index Fund	none
Fidelity SAI International Credit Fund	none
Fidelity SAI International Index Fund	none
Fidelity SAI International Low Volatility Index Fund	none
Fidelity SAI International Momentum Index Fund	none
Fidelity SAI International Quality Index Fund	none
Fidelity SAI International Value Index Fund	none
Fidelity SAI Investment Grade Securitized Fund	none
Fidelity SAI Long-Term Treasury Bond Index Fund	none
Fidelity SAI Low Duration Income Fund	none
Fidelity SAI Municipal Bond Index Fund	none
Fidelity SAI Municipal Income Fund	none
Fidelity SAI Municipal Money Market Fund	none
Fidelity SAI Real Estate Index Fund	none
Fidelity SAI Short-Term Bond Fund	none
Fidelity SAI Small-Mid Cap 500 Index Fund	none
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	none
Fidelity SAI Sustainable Core Plus Bond Fund	none
Fidelity SAI Sustainable Low Duration Income Fund	none
Fidelity SAI Sustainable Municipal Income Fund	none
Fidelity SAI Tax-Free Bond Fund	none
H-25

Dollar range of fund shares as of June 30, 2023	Jonathan Chiel
FIDELITY SALEM STREET TRUST (continued)
Fidelity SAI Total Bond Fund	none
Fidelity SAI U.S. Large Cap Index Fund	none
Fidelity SAI U.S. Low Volatility Index Fund	none
Fidelity SAI U.S. Momentum Index Fund	none
Fidelity SAI U.S. Quality Index Fund	none
Fidelity SAI U.S. Treasury Bond Index Fund	$10,001-$50,000
Fidelity SAI U.S. Value Index Fund	none
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	none
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	none
Fidelity Series Bond Index Fund	none
Fidelity Series Corporate Bond Fund	none
Fidelity Series Global ex U.S. Index Fund	none
Fidelity Series Government Money Market Fund	none
Fidelity Series Investment Grade Bond Fund	none
Fidelity Series Large Cap Growth Index Fund	none
Fidelity Series Large Cap Value Index Fund	none
Fidelity Series Long-Term Treasury Bond Index Fund	none
Fidelity Series Short-Term Credit Fund	none
Fidelity Series Sustainable Investment Grade Bond Fund	none
Fidelity Short-Term Bond Fund	none
Fidelity Short-Term Bond Index Fund	none
Fidelity Short-Term Treasury Bond Index Fund	none
Fidelity Small Cap Growth Index Fund	none
Fidelity Small Cap Index Fund	none
Fidelity Small Cap Value Index Fund	none
Fidelity Strategic Dividend & Income Fund	$50,001-$100,000
Fidelity Strategic Real Return Fund	none
Fidelity Sustainability Bond Index Fund	none
Fidelity Sustainable Core Plus Bond Fund	none
Fidelity Sustainable Intermediate Municipal Income Fund	none
Fidelity Sustainable Low Duration Bond Fund	none
Fidelity Tactical Bond Fund	none
Fidelity Tax-Free Bond Fund	$10,001-$50,000
Fidelity Total International Index Fund	$10,001-$50,000
Fidelity U.S. Bond Index Fund	$10,001-$50,000
Fidelity U.S. Sustainability Index Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	Over $100,000
H-26

As of June 30, 2023, because of the following Funds’ total outstanding shares that were held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent, Abigail P. Johnson may be deemed to be a beneficial owner of these shares by virtue of her ownership interest in FMR LLC.

Fund	Ownership % By FMR and/or another entity or entities of which FMR LLC is the ultimate parent
FIDELITY ABERDEEN STREET TRUST
Fidelity Freedom Blend 2005 Fund	1.34
Fidelity Sustainable Target Date 2010 Fund	80.00
Fidelity Sustainable Target Date 2015 Fund	78.07
Fidelity Sustainable Target Date 2020 Fund	78.86
Fidelity Sustainable Target Date 2025 Fund	79.97
Fidelity Sustainable Target Date 2030 Fund	49.90
Fidelity Sustainable Target Date 2035 Fund	67.19
Fidelity Sustainable Target Date 2040 Fund	79.13
Fidelity Sustainable Target Date 2045 Fund	74.05
Fidelity Sustainable Target Date 2050 Fund	54.47
Fidelity Sustainable Target Date 2055 Fund	71.56
Fidelity Sustainable Target Date 2060 Fund	75.05
Fidelity Sustainable Target Date 2065 Fund	77.87
Fidelity Sustainable Target Date Income Fund	79.49
FIDELITY CALIFORNIA MUNICIPAL TRUST
Fidelity California Limited Term Tax Free-Bond Fund	5.12
FIDELITY CHARLES STREET TRUST
Aggressive Growth Allocation Fund	7.93
Balanced Allocation Fund	5.35
Fidelity Sustainable Multi-Asset Fund	6.04
Growth Allocation Fund	9.58
Moderate with Income Allocation Fund	28.14
FIDELITY COLCHESTER STREET TRUST
Fidelity Investments Money Market Government Portfolio	5.14
FIDELITY INCOME FUND
Fidelity Environmental Bond Fund	20.57
Fidelity Managed Retirement 2010 Fund	2.23
Fidelity Managed Retirement 2015 Fund	1.73
Fidelity Managed Retirement 2020 Fund	1.30
Fidelity Managed Retirement 2035 Fund	30.13
Fidelity Simplicity RMD 2030 Fund	16.89
FIDELITY MUNICIPAL TRUST
Fidelity Limited Term Municipal Income Fund	4.74
FIDELITY SALEM STREET TRUST
Fidelity Municipal Core Plus Bond Fund	55.08
Fidelity Municipal Income 2025 Fund	43.46
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	93.89
Fidelity SAI Sustainable Core Plus Bond Fund	73.67
Fidelity SAI Sustainable Low Duration Income Fund	69.48
Fidelity SAI Sustainable Municipal Income Fund	88.63
H-27

Fund	Ownership % By FMR and/or another entity or entities of which FMR LLC is the ultimate parent
FIDELITY SALEM STREET TRUST (continued)
Fidelity Sustainable Core Plus Bond Fund	77.42
Fidelity Sustainable Intermediate Municipal Income Fund	75.52
Fidelity Sustainable Low Duration Bond Fund	23.15
Fidelity Tactical Bond Fund	61.20
FIDELITY SCHOOL STREET TRUST
Fidelity Global Credit Fund	10.06
Fidelity Intermediate Municipal Income Fund	1.79
H-28

APPENDIX I

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for each fund’s fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2022, as applicable. Jonathan Chiel, Abigail P.Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.

Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY ABERDEEN STREET TRUST
Fidelity Advisor Freedom 2005 Fund	$37	$19	$33	$33	$37
Fidelity Advisor Freedom 2010 Fund	$89	$46	$79	$79	$89
Fidelity Advisor Freedom 2015 Fund	$189	$98	$169	$168	$189
Fidelity Advisor Freedom 2020 Fund	$475	$245	$423	$421	$475
Fidelity Advisor Freedom 2025 Fund	$778	$407	$694	$690	$778
Fidelity Advisor Freedom 2030 Fund	$909	$481	$810	$806	$909
Fidelity Advisor Freedom 2035 Fund	$800	$425	$713	$709	$800
Fidelity Advisor Freedom 2040 Fund	$721	$383	$642	$640	$721
Fidelity Advisor Freedom 2045 Fund	$510	$273	$454	$452	$510
Fidelity Advisor Freedom 2050 Fund	$439	$236	$391	$389	$439
Fidelity Advisor Freedom 2055 Fund	$277	$151	$247	$246	$277
Fidelity Advisor Freedom 2060 Fund	$122	$68	$109	$109	$122
Fidelity Advisor Freedom 2065 Fund	$19	$12	$17	$17	$19
Fidelity Advisor Freedom Income Fund	$59	$31	$52	$52	$59
Fidelity Flex Freedom Blend 2005 Fund	$1	$1	$1	$1	$1
Fidelity Flex Freedom Blend 2010 Fund	$2	$1	$1	$1	$2
Fidelity Flex Freedom Blend 2015 Fund	$3	$2	$3	$3	$3
Fidelity Flex Freedom Blend 2020 Fund	$11	$8	$10	$10	$11
Fidelity Flex Freedom Blend 2025 Fund	$17	$12	$15	$15	$17
Fidelity Flex Freedom Blend 2030 Fund	$19	$14	$17	$17	$19
Fidelity Flex Freedom Blend 2035 Fund	$18	$13	$16	$16	$18
Fidelity Flex Freedom Blend 2040 Fund	$13	$10	$12	$12	$13
Fidelity Flex Freedom Blend 2045 Fund	$13	$9	$11	$11	$13
Fidelity Flex Freedom Blend 2050 Fund	$9	$7	$8	$8	$9
Fidelity Flex Freedom Blend 2055 Fund	$5	$4	$4	$4	$5
Fidelity Flex Freedom Blend 2060 Fund	$2	$1	$2	$2	$2
Fidelity Flex Freedom Blend 2065 Fund	$0	$0	$0	$0	$0
Fidelity Flex Freedom Blend Income Fund	$0	$0	$0	$0	$0
Fidelity Freedom 2005 Fund	$248	$129	$221	$220	$248
Fidelity Freedom 2010 Fund	$1,283	$666	$1,143	$1,137	$1,282
Fidelity Freedom 2015 Fund	$1,875	$968	$1,671	$1,662	$1,874
Fidelity Freedom 2020 Fund	$5,685	$2,927	$5,065	$5,039	$5,682
Fidelity Freedom 2025 Fund	$7,567	$3,951	$6,741	$6,708	$7,562
Fidelity Freedom 2030 Fund	$9,876	$5,221	$8,799	$8,756	$9,870
Fidelity Freedom 2035 Fund	$7,518	$4,006	$6,697	$6,666	$7,513
Fidelity Freedom 2040 Fund	$7,559	$4,024	$6,734	$6,703	$7,555
Fidelity Freedom 2045 Fund	$5,078	$2,721	$4,524	$4,503	$5,075
Fidelity Freedom 2050 Fund	$4,583	$2,462	$4,083	$4,064	$4,580
Fidelity Freedom 2055 Fund	$2,504	$1,362	$2,231	$2,221	$2,503
Fidelity Freedom 2060 Fund	$1,092	$608	$973	$969	$1,091
Fidelity Freedom 2065 Fund	$167	$100	$149	$148	$167
Fidelity Freedom Income Fund	$783	$407	$697	$694	$782
I-1

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Blend 2005 Fund	$7	$4	$6	$6	$7
Fidelity Freedom Blend 2010 Fund	$25	$14	$23	$23	$25
Fidelity Freedom Blend 2015 Fund	$71	$37	$63	$63	$71
Fidelity Freedom Blend 2020 Fund	$222	$117	$198	$197	$222
Fidelity Freedom Blend 2025 Fund	$424	$228	$378	$376	$424
Fidelity Freedom Blend 2030 Fund	$488	$268	$434	$432	$487
Fidelity Freedom Blend 2035 Fund	$488	$271	$435	$433	$488
Fidelity Freedom Blend 2040 Fund	$440	$244	$392	$390	$439
Fidelity Freedom Blend 2045 Fund	$380	$212	$338	$337	$380
Fidelity Freedom Blend 2050 Fund	$324	$182	$289	$288	$324
Fidelity Freedom Blend 2055 Fund	$194	$110	$173	$172	$194
Fidelity Freedom Blend 2060 Fund	$79	$46	$71	$70	$79
Fidelity Freedom Blend 2065 Fund	$14	$9	$13	$13	$14
Fidelity Freedom Blend Income Fund	$27	$15	$24	$24	$27
Fidelity Freedom Index 2005 Fund	$75	$41	$67	$66	$75
Fidelity Freedom Index 2010 Fund	$235	$125	$209	$208	$235
Fidelity Freedom Index 2015 Fund	$677	$359	$603	$600	$677
Fidelity Freedom Index 2020 Fund	$2,291	$1,210	$2,041	$2,031	$2,289
Fidelity Freedom Index 2025 Fund	$3,848	$2,077	$3,429	$3,413	$3,846
Fidelity Freedom Index 2030 Fund	$4,888	$2,671	$4,355	$4,335	$4,884
Fidelity Freedom Index 2035 Fund	$4,337	$2,393	$3,864	$3,847	$4,334
Fidelity Freedom Index 2040 Fund	$4,250	$2,348	$3,786	$3,769	$4,246
Fidelity Freedom Index 2045 Fund	$3,467	$1,931	$3,088	$3,075	$3,464
Fidelity Freedom Index 2050 Fund	$3,158	$1,770	$2,814	$2,802	$3,156
Fidelity Freedom Index 2055 Fund	$2,022	$1,151	$1,801	$1,794	$2,020
Fidelity Freedom Index 2060 Fund	$943	$547	$840	$837	$942
Fidelity Freedom Index 2065 Fund	$181	$110	$161	$161	$181
Fidelity Freedom Index Income Fund	$383	$207	$341	$340	$383
Fidelity Multi-Asset Index Fund	$2,251	$1,022	$2,006	$1,988	$2,254
Fidelity Sustainable Target Date 2010 Fund[1]	$333	$109	$297	$293	$334
Fidelity Sustainable Target Date 2015 Fund[1]	$471	$154	$420	$415	$473
Fidelity Sustainable Target Date 2020 Fund[1]	$665	$217	$594	$586	$668
Fidelity Sustainable Target Date 2025 Fund[1]	$733	$240	$654	$646	$736
Fidelity Sustainable Target Date 2030 Fund[1]	$737	$241	$658	$650	$740
Fidelity Sustainable Target Date 2035 Fund[1]	$691	$226	$616	$608	$693
Fidelity Sustainable Target Date 2040 Fund[1]	$635	$208	$567	$559	$637
Fidelity Sustainable Target Date 2045 Fund[1]	$584	$191	$522	$515	$586
Fidelity Sustainable Target Date 2050 Fund[1]	$458	$150	$409	$403	$460
Fidelity Sustainable Target Date 2055 Fund[1]	$347	$113	$309	$305	$348
Fidelity Sustainable Target Date 2060 Fund[1]	$282	$92	$251	$248	$283
Fidelity Sustainable Target Date 2065 Fund[1]	$293	$96	$261	$258	$294
Fidelity Sustainable Target Date Income Fund[1]	$291	$95	$260	$257	$292
FIDELITY ADVISOR SERIES II
Fidelity Advisor Limited Term Bond Fund	$1,012	$—	$901	$898	$1,019
Fidelity Advisor Mortgage Securities Fund	$298	$—	$266	$265	$300
Fidelity Advisor Strategic Income Fund	$4,407	$1,343	$3,932	$3,883	$4,426
Fidelity Series Investment Grade Securitized Fund	$123	$—	$110	$109	$124

I-2

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY ADVISOR SERIES IV
Fidelity Limited Term Government Fund	$100	$23	$89	$88	$100
FIDELITY CALIFORNIA MUNICIPAL TRUST
Fidelity California Limited Term Tax-Free Bond Fund	$186	$85	$166	$164	$186
Fidelity California Municipal Income Fund	$562	$258	$501	$496	$563
FIDELITY CALIFORNIA MUNICIPAL TRUST II
Fidelity California Municipal Money Market Fund	$917	$524	$819	$810	$916
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC
Fidelity Inflation-Protected Bond Index Central Fund	$246	$15	$218	$217	$248
Fidelity International Credit Central Fund	$148	$43	$132	$130	$149
Fidelity Investment Grade Bond Central Fund	$9,597	$851	$8,493	$8,466	$9,673
FIDELITY CHARLES STREET TRUST
Aggressive Growth Allocation Fund	$0	$0	$0	$0	$0
Balanced Allocation Fund	$0	$0	$0	$0	$0
Fidelity Asset Manager 20%	$1,809	$148	$1,602	$1,597	$1,825
Fidelity Asset Manager 30%	$776	$61	$687	$685	$783
Fidelity Asset Manager 40%	$719	$60	$637	$635	$725
Fidelity Asset Manager 50%	$3,129	$252	$2,771	$2,762	$3,157
Fidelity Asset Manager 60%	$1,199	$99	$1,062	$1,058	$1,210
Fidelity Asset Manager 70%	$1,916	$158	$1,697	$1,691	$1,933
Fidelity Asset Manager 85%	$1,077	$89	$954	$951	$1,087
Fidelity Health Savings Fund	$11	$1	$10	$10	$11
Fidelity Health Savings Index Fund	$6	$1	$5	$5	$6
Fidelity Sustainable Multi-Asset Fund	$0	$0	$0	$0	$0
Growth Allocation Fund	$0	$0	$0	$0	$0
Moderate with Income Allocation Fund	$0	$0	$0	$0	$0
FIDELITY COLCHESTER STREET TRUST
Government Portfolio	$37,446	$20,632	$33,369	$33,211	$37,416
Money Market Portfolio	$18,716	$12,283	$16,678	$16,629	$18,688
Tax-Exempt Portfolio	$1,850	$1,056	$1,649	$1,639	$1,847
Treasury Only Portfolio	$10,690	$5,896	$9,527	$9,476	$10,680
Treasury Portfolio	$9,885	$6,163	$8,809	$8,783	$9,876
FIDELITY COURT STREET TRUST
Fidelity Connecticut Municipal Income Fund	$95	$24	$85	$84	$96
Fidelity New Jersey Municipal Income Fund	$176	$42	$157	$155	$177
FIDELITY COURT STREET TRUST II
Fidelity New Jersey Municipal Money Market Fund	$128	$47	$115	$112	$128
FIDELITY GARRISON STREET TRUST
Fidelity Education Income Fund	$23	$—	$20	$20	$23
Fidelity Money Market Central Fund	$451	$38	$399	$398	$455
VIP Investment Grade Central Fund	$680	$220	$607	$599	$682
FIDELITY HEREFORD STREET TRUST
Fidelity Flex Government Money Market Fund	$29	$17	$26	$26	$29
Fidelity Government Money Market Fund	$75,988	$45,715	$67,660	$67,309	$75,805
Fidelity Money Market Fund	$15,278	$10,720	$13,629	$13,591	$15,246
Fidelity Series Treasury Bill Index Fund	$356	$206	$317	$316	$356
Fidelity Treasury Only Money Market Fund	$979	$582	$872	$867	$977
I-3

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY INCOME FUND
Fidelity Environmental Bond Fund	$18	$—	$16	$16	$19
Fidelity GNMA Fund	$951	$—	$852	$850	$956
Fidelity Government Income Fund	$1,018	$—	$906	$903	$1,025
Fidelity Intermediate Government Income Fund	$113	$—	$101	$100	$114
Fidelity Managed Retirement 2010 Fund	$2	$—	$2	$2	$2
Fidelity Managed Retirement 2015 Fund	$2	$—	$2	$2	$2
Fidelity Managed Retirement 2020 Fund	$3	$—	$3	$3	$3
Fidelity Managed Retirement 2025 Fund	$17	$—	$15	$15	$17
Fidelity Managed Retirement 2030 Fund	$10	$—	$9	$9	$10
Fidelity Managed Retirement 2035 Fund[2]	$1	$0	$1	$1	$1
Fidelity Managed Retirement Income Fund	$6	$—	$5	$5	$6
Fidelity Series Government Bond Index Fund	$167	$—	$149	$148	$168
Fidelity Simplicity RMD 2010 Fund	$4	$—	$3	$3	$4
Fidelity Simplicity RMD 2015 Fund	$9	$—	$8	$8	$9
Fidelity Simplicity RMD 2020 Fund	$19	$—	$17	$17	$19
Fidelity Simplicity RMD 2025 Fund	$3	$—	$3	$3	$3
Fidelity Simplicity RMD 2030 Fund[3]	$1	$0	$1	$1	$1
Fidelity Simplicity RMD Income Fund	$12	$—	$11	$11	$12
Fidelity Total Bond Fund	$9,056	$—	$8,061	$8,035	$9,119
Fidelity Total Bond K6 Fund	$529	$—	$471	$469	$533
FIDELITY MASSACHUSETTS MUNICIPAL TRUST
Fidelity Massachusetts Municipal Income Fund	$577	$219	$515	$509	$579
Fidelity Massachusetts Municipal Money Market Fund	$464	$244	$415	$409	$465
FIDELITY MERRIMACK STREET TRUST
Fidelity Corporate Bond ETF	$69	$—	$61	$61	$70
Fidelity Investment Grade Bond ETF	$2	$—	$2	$2	$2
Fidelity Investment Grade Securitized ETF	$2	$—	$2	$2	$2
Fidelity Limited Term Bond ETF	$76	$—	$68	$68	$77
Fidelity Low Duration Bond Factor ETF	$65	$—	$57	$57	$65
Fidelity Sustainable Core Plus Bond ETF	$3	$—	$3	$3	$3
Fidelity Sustainable Low Duration Bond ETF	$3	$—	$0	$0	$0
Fidelity Tactical Bond ETF[4]	$11	$0	$10	$10	$10
Fidelity Total Bond ETF	$628	$—	$559	$557	$632
FIDELITY MUNICIPAL TRUST
Fidelity Conservative Income Municipal Bond Fund	$772	$250	$689	$680	$775
Fidelity Flex Conservative Income Municipal Bond Fund	$44	$14	$39	$38	$44
Fidelity Flex Municipal Income Fund	$183	$59	$163	$161	$183
Fidelity Limited Term Municipal Income Fund	$940	$295	$839	$828	$944
Fidelity Michigan Municipal Income Fund	$181	$54	$162	$160	$182
Fidelity Minnesota Municipal Income Fund	$184	$58	$164	$162	$185
Fidelity Municipal Income Fund	$1,332	$418	$1,189	$1,173	$1,337
Fidelity Ohio Municipal Income Fund	$180	$54	$161	$159	$181
Fidelity Pennsylvania Municipal Income Fund	$138	$42	$123	$121	$138
FIDELITY NEW YORK MUNICIPAL TRUST
Fidelity New York Municipal Income Fund	$411	$152	$367	$362	$412
FIDELITY NEW YORK MUNICIPAL TRUST II
Fidelity New York Municipal Money Market Fund	$531	$269	$475	$468	$532
I-4

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY NEWBURY STREET TRUST
Fidelity Tax-Exempt Money Market Fund	$749	$133	$665	$660	$753
Fidelity Treasury Money Market Fund	$10,162	$1,675	$9,036	$8,963	$10,232
FIDELITY OXFORD STREET TRUST
Fidelity Commodity Strategy Fund	$35	$—	$31	$31	$35
Fidelity SAI Inflation-Focused Fund	$455	$—	$408	$408	$454
Fidelity Series Commodity Strategy Fund	$1,614	$—	$1,447	$1,443	$1,620
FIDELITY OXFORD STREET TRUST II
Fidelity Commodity Strategy Central Fund	$199	$—	$178	$178	$201
FIDELITY PHILLIPS STREET TRUST
Fidelity Government Cash Reserves	$65,209	$16,686	$58,224	$57,464	$65,519
FIDELITY REVERE STREET TRUST
Fidelity Cash Central Fund	$14,676	$9,668	$13,065	$12,984	$14,613
Fidelity Municipal Cash Central Fund	$613	$439	$547	$544	$611
Fidelity Securities Lending Cash Central Fund	$10,708	$7,135	$9,535	$9,476	$10,666
Fidelity Tax-Free Cash Central Fund	$493	$299	$439	$435	$491
FIDELITY SALEM STREET TRUST
Fidelity Conservative Income Bond Fund	$1,902	$—	$1,694	$1,688	$1,915
Fidelity Corporate Bond Fund	$1,025	$—	$911	$909	$1,031
Fidelity Emerging Markets Index Fund	$1,825	$308	$1,623	$1,609	$1,838
Fidelity Flex Conservative Income Bond Fund	$68	$—	$60	$60	$68
Fidelity Flex International Index Fund	$380	$66	$338	$335	$383
Fidelity Flex Mid Cap Index Fund	$80	$50	$71	$71	$80
Fidelity Flex Small Cap Index Fund	$79	$49	$70	$70	$79
Fidelity Flex U.S. Bond Index Fund	$348	$—	$309	$308	$350
Fidelity Global ex U.S. Index Fund	$2,507	$403	$2,228	$2,211	$2,524
Fidelity Inflation-Protected Bond Index Fund	$3,208	$985	$2,862	$2,826	$3,220
Fidelity Intermediate Bond Fund	$1,178	$—	$1,047	$1,044	$1,185
Fidelity Intermediate Treasury Bond Index Fund	$1,329	$642	$1,185	$1,173	$1,329
Fidelity International Bond Index Fund	$178	$59	$159	$156	$178
Fidelity International Sustainability Index Fund	$116	$19	$103	$102	$117
Fidelity Investment Grade Bond Fund	$2,631	$—	$2,342	$2,335	$2,650
Fidelity Large Cap Growth Index Fund	$3,029	$1,940	$2,698	$2,687	$3,022
Fidelity Large Cap Value Index Fund	$1,665	$1,027	$1,483	$1,476	$1,662
Fidelity Long-Term Treasury Bond Index Fund	$993	$446	$884	$876	$994
Fidelity Mid Cap Growth Index Fund	$169	$129	$151	$150	$169
Fidelity Mid Cap Index Fund	$7,618	$4,683	$6,783	$6,753	$7,602
Fidelity Mid Cap Value Index Fund	$247	$183	$220	$219	$246
Fidelity Municipal Bond Index Fund	$43	$33	$38	$38	$43
Fidelity Municipal Core Plus Bond Fund[5]	$7	$0	$7	$7	$7
Fidelity Municipal Income 2025 Fund	$8	$6	$7	$7	$8
Fidelity Real Estate Index Fund	$831	$—	$743	$741	$836
Fidelity SAI Emerging Markets Index Fund	$1,148	$179	$1,021	$1,013	$1,156
Fidelity SAI Emerging Markets Low Volatility Index Fund	$554	$98	$492	$488	$557
Fidelity SAI Emerging Markets Value Index Fund	$730	$132	$648	$643	$734
Fidelity SAI International Credit Fund[6]	$96	$0	$88	$88	$94
Fidelity SAI International Index Fund	$1,494	$174	$1,329	$1,320	$1,508
Fidelity SAI International Low Volatility Index Fund	$1,650	$290	$1,467	$1,455	$1,661
Fidelity SAI International Momentum Index Fund	$324	$36	$288	$286	$327
I-5

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY SALEM STREET TRUST (continued)
Fidelity SAI International Quality Index Fund	$138	$17	$123	$122	$140
Fidelity SAI International Value Index Fund	$1,618	$235	$1,438	$1,428	$1,630
Fidelity SAI Investment Grade Securitized Fund[7]	$142	$0	$129	$129	$138
Fidelity SAI Long-Term Treasury Bond Index Fund	$1,594	$676	$1,423	$1,406	$1,598
Fidelity SAI Low Duration Income Fund	$1,230	$—	$1,094	$1,091	$1,238
Fidelity SAI Municipal Bond Index Fund	$27	$20	$24	$24	$27
Fidelity SAI Municipal Income Fund	$471	$78	$420	$416	$476
Fidelity SAI Municipal Money Market Fund	$110	$50	$98	$97	$110
Fidelity SAI Real Estate Index Fund	$188	$—	$169	$168	$189
Fidelity SAI Short-Term Bond Fund	$539	$—	$480	$478	$543
Fidelity SAI Small-Mid Cap 500 Index Fund	$206	$—	$185	$184	$207
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	$3	$2	$3	$3	$3
Fidelity SAI Sustainable Core Plus Bond Fund	$6	$—	$6	$6	$6
Fidelity SAI Sustainable Low Duration Income Fund	$3	$—	$0	$0	$0
Fidelity SAI Sustainable Municipal Income Fund	$3	$1	$3	$3	$3
Fidelity SAI Tax-Free Bond Fund	$649	$273	$579	$571	$650
Fidelity SAI Total Bond Fund	$5,159	$—	$4,590	$4,576	$5,192
Fidelity SAI U.S. Large Cap Index Fund	$3,946	$—	$3,534	$3,523	$3,968
Fidelity SAI U.S. Low Volatility Index Fund	$2,270	$415	$2,017	$2,001	$2,283
Fidelity SAI U.S. Momentum Index Fund	$913	$—	$817	$814	$920
Fidelity SAI U.S. Quality Index Fund	$2,979	$—	$2,666	$2,658	$3,000
Fidelity SAI U.S. Treasury Bond Index Fund	$3,895	$1,903	$3,469	$3,431	$3,889
Fidelity SAI U.S. Value Index Fund	$978	$—	$876	$873	$985
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$1,747	$644	$1,559	$1,538	$1,749
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$2,382	$831	$2,125	$2,098	$2,387
Fidelity Series Bond Index Fund	$5,517	$—	$4,912	$4,896	$5,557
Fidelity Series Corporate Bond Fund	$122	$—	$109	$108	$123
Fidelity Series Global ex U.S. Index Fund	$8,955	$1,547	$7,961	$7,896	$9,016
Fidelity Series Government Money Market Fund	$1,672	$—	$1,494	$1,489	$1,688
Fidelity Series Investment Grade Bond Fund	$10,649	$—	$9,483	$9,452	$10,728
Fidelity Series Large Cap Growth Index Fund	$213	$133	$190	$189	$213
Fidelity Series Large Cap Value Index Fund	$1,662	$649	$1,482	$1,463	$1,666
Fidelity Series Long-Term Treasury Bond Index Fund	$4,960	$2,395	$4,420	$4,378	$4,960
Fidelity Series Short-Term Credit Fund	$416	$—	$372	$370	$420
Fidelity Series Sustainable Investment Grade Bond Fund[8]	$2	$1	$2	$2	$2
Fidelity Short-Term Bond Fund	$867	$—	$772	$769	$873
Fidelity Short-Term Bond Index Fund	$634	$—	$564	$562	$639
Fidelity Short-Term Treasury Bond Index Fund	$1,125	$549	$1,005	$994	$1,127
Fidelity Small Cap Growth Index Fund	$112	$87	$100	$100	$112
Fidelity Small Cap Index Fund	$5,847	$3,603	$5,206	$5,183	$5,835
Fidelity Small Cap Value Index Fund	$265	$198	$236	$235	$265
Fidelity Strategic Dividend & Income Fund	$1,627	$395	$1,453	$1,435	$1,636
Fidelity Strategic Real Return Fund	$186	$24	$164	$164	$187
Fidelity Sustainability Bond Index Fund	$74	$—	$66	$65	$74
Fidelity Sustainable Core Plus Bond Fund	$9	$—	$6	$6	$3
Fidelity Sustainable Intermediate Municipal Income Fund	$4	$1	$3	$3	$4
Fidelity Sustainable Low Duration Bond Fund	$3	$—	$3	$3	$3
Fidelity Tactical Bond Fund	$8	$—	$8	$8	$8
Fidelity Tax-Free Bond Fund	$1,009	$352	$901	$889	$1,013
I-6

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
FIDELITY SALEM STREET TRUST (continued)
Fidelity Total International Index Fund	$2,472	$425	$2,198	$2,180	$2,488
Fidelity U.S. Bond Index Fund	$16,160	$—	$14,385	$14,339	$16,272
Fidelity U.S. Sustainability Index Fund	$645	$116	$573	$568	$649
FIDELITY SCHOOL STREET TRUST
Fidelity Advisor Multi-Asset Income Fund	$543	$175	$485	$478	$545
Fidelity Global Credit Fund	$32	$9	$29	$29	$33
Fidelity Intermediate Municipal Income Fund	$3,034	$1,019	$2,708	$2,672	$3,044
Fidelity Series International Credit Fund	$32	$10	$29	$29	$33
Fidelity Series International Developed Markets Bond Index Fund	$2,155	$824	$1,923	$1,897	$2,156
FIDELITY UNION STREET TRUST
Fidelity Arizona Municipal Income Fund	$49	$—	$44	$44	$50
Fidelity Maryland Municipal Income Fund	$60	$—	$53	$53	$60
FIDELITY UNION STREET TRUST II
Fidelity Municipal Money Market Fund	$1,255	$—	$1,117	$1,114	$1,264

1   Fidelity Sustainable Target Date 2010 Fund, Fidelity Sustainable Target Date 2015 Fund, Fidelity Sustainable Target Date 2020 Fund, Fidelity Sustainable Target Date 2025 Fund, Fidelity Sustainable Target Date 2030 Fund, Fidelity Sustainable Target Date 2035 Fund, Fidelity Sustainable Target Date 2040 Fund, Fidelity Sustainable Target Date 2045 Fund, Fidelity Sustainable Target Date 2050 Fund, Fidelity Sustainable Target Date 2055 Fund, Fidelity Sustainable Target Date 2060 Fund, Fidelity Sustainable Target Date 2065 Fund, and Fidelity Sustainable Target Date Income Fund commenced operations on May 11, 2023. Estimated for the fund's first full year.

2   Fidelity Managed Retirement 2035 Fund commenced operations on December 15, 2022. Estimated for the fund's first full year.

3   Fidelity Simplicity RMD 2030 Fund commenced operations on December 15, 2022. Estimated for the fund's first full year.

4   Fidelity Tactical Bond ETF commenced operations on January 24, 2023. Estimated for the fund's first full year.

5   Fidelity Municipal Core Plus Bond Fund commenced operations on February 16, 2023. Estimated for the fund's first full year.

6   Fidelity SAI International Credit Fund commenced operations on March 1, 2023. Estimated for the fund's first full year.

7   Fidelity SAI Investment Grade Securitized Fund commenced operations on May 17, 2023. Estimated for the fund's first full year.

8   Fidelity Series Sustainable Investment Grade Bond Fund commenced operations on May 11, 2023. Estimated for the fund's first full year.

I-7

AGGREGATE COMPENSATION FROM A FUND	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY ABERDEEN STREET TRUST
Fidelity Advisor Freedom 2005 Fund	$33	$32	$40	$33	$3
Fidelity Advisor Freedom 2010 Fund	$79	$78	$96	$78	$7
Fidelity Advisor Freedom 2015 Fund	$169	$165	$205	$167	$14
Fidelity Advisor Freedom 2020 Fund	$423	$415	$514	$419	$35
Fidelity Advisor Freedom 2025 Fund	$694	$681	$842	$687	$58
Fidelity Advisor Freedom 2030 Fund	$810	$795	$984	$803	$71
Fidelity Advisor Freedom 2035 Fund	$713	$700	$866	$706	$63
Fidelity Advisor Freedom 2040 Fund	$642	$631	$780	$637	$57
Fidelity Advisor Freedom 2045 Fund	$454	$446	$552	$450	$41
Fidelity Advisor Freedom 2050 Fund	$391	$384	$475	$387	$36
Fidelity Advisor Freedom 2055 Fund	$247	$243	$300	$245	$23
Fidelity Advisor Freedom 2060 Fund	$109	$107	$132	$108	$11
Fidelity Advisor Freedom 2065 Fund	$17	$17	$21	$17	$2
Fidelity Advisor Freedom Income Fund	$52	$51	$64	$52	$4
Fidelity Flex Freedom Blend 2005 Fund	$1	$1	$1	$1	$—
Fidelity Flex Freedom Blend 2010 Fund	$1	$1	$2	$1	$—
Fidelity Flex Freedom Blend 2015 Fund	$3	$3	$3	$3	$—
Fidelity Flex Freedom Blend 2020 Fund	$10	$9	$12	$9	$1
Fidelity Flex Freedom Blend 2025 Fund	$15	$15	$19	$15	$2
Fidelity Flex Freedom Blend 2030 Fund	$17	$17	$21	$17	$2
Fidelity Flex Freedom Blend 2035 Fund	$16	$16	$20	$16	$2
Fidelity Flex Freedom Blend 2040 Fund	$12	$12	$14	$12	$1
Fidelity Flex Freedom Blend 2045 Fund	$11	$11	$14	$11	$1
Fidelity Flex Freedom Blend 2050 Fund	$8	$8	$10	$8	$1
Fidelity Flex Freedom Blend 2055 Fund	$4	$4	$5	$4	$1
Fidelity Flex Freedom Blend 2060 Fund	$2	$2	$2	$2	$0
Fidelity Flex Freedom Blend 2065 Fund	$0	$0	$0	$0	$0
Fidelity Flex Freedom Blend Income Fund	$0	$0	$1	$0	$0
Fidelity Freedom 2005 Fund	$221	$217	$268	$219	$18
Fidelity Freedom 2010 Fund	$1,143	$1,122	$1,388	$1,132	$93
Fidelity Freedom 2015 Fund	$1,671	$1,640	$2,029	$1,655	$136
Fidelity Freedom 2020 Fund	$5,065	$4,972	$6,152	$5,018	$409
Fidelity Freedom 2025 Fund	$6,741	$6,617	$8,187	$6,679	$567
Fidelity Freedom 2030 Fund	$8,799	$8,635	$10,685	$8,717	$759
Fidelity Freedom 2035 Fund	$6,697	$6,573	$8,133	$6,635	$595
Fidelity Freedom 2040 Fund	$6,734	$6,609	$8,178	$6,672	$596
Fidelity Freedom 2045 Fund	$4,524	$4,440	$5,493	$4,481	$408
Fidelity Freedom 2050 Fund	$4,083	$4,007	$4,958	$4,045	$367
Fidelity Freedom 2055 Fund	$2,231	$2,189	$2,709	$2,210	208
Fidelity Freedom 2060 Fund	$973	$955	$1,181	$964	$95
Fidelity Freedom 2065 Fund	$149	$146	$180	$147	$17
Fidelity Freedom Income Fund	$697	$684	$847	$691	$57
Fidelity Freedom Blend 2005 Fund	$6	$6	$8	$6	$1
Fidelity Freedom Blend 2010 Fund	$23	$22	$28	$22	$2
Fidelity Freedom Blend 2015 Fund	$63	$62	$76	$62	$5
Fidelity Freedom Blend 2020 Fund	$198	$195	$241	$196	$18
Fidelity Freedom Blend 2025 Fund	$378	$371	$459	$375	$34
Fidelity Freedom Blend 2030 Fund	$434	$426	$527	$430	$42
Fidelity Freedom Blend 2035 Fund	$435	$427	$528	$431	$43
I-8

AGGREGATE COMPENSATION FROM A FUND	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY ABERDEEN STREET TRUST (continued)
Fidelity Freedom Blend 2040 Fund	$392	$384	$475	$388	$39
Fidelity Freedom Blend 2045 Fund	$338	$332	$411	$335	$34
Fidelity Freedom Blend 2050 Fund	$289	$283	$351	$286	$29
Fidelity Freedom Blend 2055 Fund	$173	$169	$209	$171	$18
Fidelity Freedom Blend 2060 Fund	$71	$69	$86	$70	$8
Fidelity Freedom Blend 2065 Fund	$13	$13	$16	$13	$2
Fidelity Freedom Blend Income Fund	$24	$23	$29	$24	$2
Fidelity Freedom Index 2005 Fund	$67	$65	$81	$66	$6
Fidelity Freedom Index 2010 Fund	$209	$205	$254	$207	$18
Fidelity Freedom Index 2015 Fund	$603	$592	$733	$598	$52
Fidelity Freedom Index 2020 Fund	$2,041	$2,003	$2,478	$2,022	$175
Fidelity Freedom Index 2025 Fund	$3,429	$3,364	$4,163	$3,396	$312
Fidelity Freedom Index 2030 Fund	$4,355	$4,272	$5,286	$4,313	$408
Fidelity Freedom Index 2035 Fund	$3,864	$3,791	$4,691	$3,827	$373
Fidelity Freedom Index 2040 Fund	$3,786	$3,714	$4,596	$3,750	$368
Fidelity Freedom Index 2045 Fund	$3,088	$3,030	$3,749	$3,059	$307
Fidelity Freedom Index 2050 Fund	$2,814	$2,760	$3,415	$2,787	$284
Fidelity Freedom Index 2055 Fund	$1,801	$1,766	$2,186	$1,784	$188
Fidelity Freedom Index 2060 Fund	$840	$824	$1,020	$832	$92
Fidelity Freedom Index 2065 Fund	$161	$158	$195	$160	$20
Fidelity Freedom Index Income Fund	$341	$335	$414	$338	$31
Fidelity Multi-Asset Index Fund	$2,006	$1,969	$2,441	$1,988	$—
Fidelity Sustainable Target Date 2010 Fund[1]	$297	$291	$362	$294	$—
Fidelity Sustainable Target Date 2015 Fund[1]	$420	$412	$512	$416	$—
Fidelity Sustainable Target Date 2020 Fund[1]	$594	$582	$724	$588	$—
Fidelity Sustainable Target Date 2025 Fund[1]	$654	$641	$798	$648	$—
Fidelity Sustainable Target Date 2030 Fund[1]	$658	$645	$802	$652	$—
Fidelity Sustainable Target Date 2035 Fund[1]	$616	$604	$751	$610	$—
Fidelity Sustainable Target Date 2040 Fund[1]	$567	$555	$691	$561	$—
Fidelity Sustainable Target Date 2045 Fund[1]	$522	$511	$636	$516	$—
Fidelity Sustainable Target Date 2050 Fund[1]	$409	$401	$498	$405	$—
Fidelity Sustainable Target Date 2055 Fund[1]	$309	$303	$377	$306	$—
Fidelity Sustainable Target Date 2060 Fund[1]	$251	$246	$306	$249	$—
Fidelity Sustainable Target Date 2065 Fund[1]	$261	$256	$319	$259	$—
Fidelity Sustainable Target Date Income Fund[1]	$260	$255	$317	$257	$—
FIDELITY ADVISOR SERIES II
Fidelity Advisor Limited Term Bond Fund	$901	$924	$1,113	$901	$—
Fidelity Advisor Mortgage Securities Fund	$266	$272	$328	$266	$—
Fidelity Advisor Strategic Income Fund	$3,932	$3,860	$4,800	$3,896	$—
Fidelity Series Investment Grade Securitized Fund	$110	$112	$135	$110	$—
FIDELITY ADVISOR SERIES IV
Fidelity Limited Term Government Fund	$89	$88	$109	$88	$—
FIDELITY CALIFORNIA MUNICIPAL TRUST
Fidelity California Limited Term Tax-Free Bond Fund	$166	$163	$202	$164	$—
Fidelity California Municipal Income Fund	$501	$492	$610	$496	$—
FIDELITY CALIFORNIA MUNICIPAL TRUST II
Fidelity California Municipal Money Market Fund	$819	$799	$991	$810	$—
I-9

AGGREGATE COMPENSATION FROM A FUND	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC
Fidelity Inflation-Protected Bond Index Central Fund	$218	$218	$271	$218	$—
Fidelity International Credit Central Fund	$132	$130	$161	$131	$—
Fidelity Investment Grade Bond Central Fund	$8,493	$8,493	$10,548	$8,493	$—
FIDELITY CHARLES STREET TRUST
Aggressive Growth Allocation Fund	$0	$0	$0	$0	$—
Balanced Allocation Fund	$0	$0	$0	$0	$—
Fidelity Asset Manager 20%	$1,602	$1,602	$1,990	$1,602	$—
Fidelity Asset Manager 30%	$687	$687	$854	$687	$—
Fidelity Asset Manager 40%	$637	$637	$791	$637	$—
Fidelity Asset Manager 50%	$2,771	$2,771	$3,443	$2,771	$—
Fidelity Asset Manager 60%	$1,062	$1,062	$1,320	$1,062	$—
Fidelity Asset Manager 70%	$1,697	$1,697	$2,108	$1,697	$—
Fidelity Asset Manager 85%	$954	$954	$1,185	$954	$—
Fidelity Health Savings Fund	$10	$10	$13	$10	$—
Fidelity Health Savings Index Fund	$5	$5	$6	$5	$—
Fidelity Sustainable Multi-Asset Fund	$0	$0	$0	$0	$—
Growth Allocation Fund	$0	$0	$0	$0	$—
Moderate with Income Allocation Fund	$0	$0	$0	$0	$—
FIDELITY COLCHESTER STREET TRUST
Government Portfolio	$33,369	$32,706	$40,488	$33,038	$3,294
Money Market Portfolio	$16,678	$16,325	$20,208	$16,506	$2,341
Tax-Exempt Portfolio	$1,649	$1,614	$1,998	$1,631	$144
Treasury Only Portfolio	$9,527	$9,333	$11,554	$9,430	$879
Treasury Portfolio	$8,809	$8,631	$10,684	$8,722	$1,161
FIDELITY COURT STREET TRUST
Fidelity Connecticut Municipal Income Fund	$85	$84	$104	$84	$—
Fidelity New Jersey Municipal Income Fund	$157	$154	$192	$156	$—
FIDELITY COURT STREET TRUST II
Fidelity New Jersey Municipal Money Market Fund	$115	$111	$139	$113	$—
FIDELITY GARRISON STREET TRUST
Fidelity Education Income Fund	$20	$21	$25	$20	$—
Fidelity Money Market Central Fund	$399	$399	$496	$399	$—
VIP Investment Grade Central Fund	$607	$595	$740	$601	$—
FIDELITY HEREFORD STREET TRUST
Fidelity Flex Government Money Market Fund	$26	$25	$31	$26	$4
Fidelity Government Money Market Fund	$67,846	$66,341	$81,996	$67,846	$11,196
Fidelity Money Market Fund	$13,686	$13,364	$16,494	$13,500	$3,360
Fidelity Series Treasury Bill Index Fund	$318	$312	$385	$314	$55
Fidelity Treasury Only Money Market Fund	$874	$855	$1,056	$863	$149
FIDELITY INCOME FUND
Fidelity Environmental Bond Fund	$16	$16	$20	$16	$—
Fidelity GNMA Fund	$852	$892	$1,045	$852	$—
Fidelity Government Income Fund	$906	$926	$1,119	$906	$—
Fidelity Intermediate Government Income Fund	$101	$103	$124	$101	$—
Fidelity Managed Retirement 2010 Fund	$2	$2	$2	$2	$—
Fidelity Managed Retirement 2015 Fund	$2	$2	$3	$2	$—
Fidelity Managed Retirement 2020 Fund	$3	$3	$4	$3	$—
I-10

AGGREGATE COMPENSATION FROM A FUND	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY INCOME FUND (continued)
Fidelity Managed Retirement 2025 Fund	$15	$15	$18	$15	$—
Fidelity Managed Retirement 2030 Fund	$9	$9	$11	$9	$—
Fidelity Managed Retirement 2035 Fund[2]	$0	$1	$1	$1	$—
Fidelity Managed Retirement Income Fund	$5	$5	$6	$5	$—
Fidelity Series Government Bond Index Fund	$149	$152	$184	$149	$—
Fidelity Simplicity RMD 2010 Fund	$3	$4	$4	$3	$—
Fidelity Simplicity RMD 2015 Fund	$8	$8	$9	$8	$—
Fidelity Simplicity RMD 2020 Fund	$17	$17	$21	$17	$—
Fidelity Simplicity RMD 2025 Fund	$3	$3	$4	$3	$—
Fidelity Simplicity RMD 2030 Fund[3]	$0	$1	$1	$1	$—
Fidelity Simplicity RMD Income Fund	$11	$11	$14	$11	$—
Fidelity Total Bond Fund	$8,061	$8,251	$9,955	$8,061	$—
Fidelity Total Bond K6 Fund	$471	$481	$581	$471	$—
FIDELITY MASSACHUSETTS MUNICIPAL TRUST
Fidelity Massachusetts Municipal Income Fund	$515	$506	$628	$510	$—
Fidelity Massachusetts Municipal Money Market Fund	$415	$403	$503	$410	$—
FIDELITY MERRIMACK STREET TRUST
Fidelity Corporate Bond ETF	$61	$63	$76	$61	$—
Fidelity Investment Grade Bond ETF	$2	$2	$3	$2	$—
Fidelity Investment Grade Securitized ETF	$2	$2	$2	$2	$—
Fidelity Limited Term Bond ETF	$68	$69	$84	$68	$—
Fidelity Low Duration Bond Factor ETF	$57	$59	$71	$57	$—
Fidelity Sustainable Core Plus Bond ETF	$3	$3	$3	$3	$—
Fidelity Sustainable Low Duration Bond ETF	$0	$0	$3	$0	$—
Fidelity Tactical Bond ETF[4]	$6	$12	$11	$10	$—
Fidelity Total Bond ETF	$559	$570	$690	$559	$—
FIDELITY MUNICIPAL TRUST
Fidelity Conservative Income Municipal Bond Fund	$689	$676	$840	$682	$—
Fidelity Flex Conservative Income Municipal Bond Fund	$39	$38	$47	$38	$—
Fidelity Flex Municipal Income Fund	$163	$160	$199	$161	$—
Fidelity Limited Term Municipal Income Fund	$839	$823	$1,024	$831	$—
Fidelity Michigan Municipal Income Fund	$162	$159	$197	$160	$—
Fidelity Minnesota Municipal Income Fund	$164	$161	$201	$163	$—
Fidelity Municipal Income Fund	$1,189	$1,166	$1,450	$1,177	$—
Fidelity Ohio Municipal Income Fund	$161	$158	$196	$159	$—
Fidelity Pennsylvania Municipal Income Fund	$123	$121	$150	$122	$—
FIDELITY NEW YORK MUNICIPAL TRUST
Fidelity New York Municipal Income Fund	$367	$360	$447	$363	$—
FIDELITY NEW YORK MUNICIPAL TRUST II
Fidelity New York Municipal Money Market Fund	$475	$462	$576	$469	$—
FIDELITY NEWBURY STREET TRUST
Fidelity Tax-Exempt Money Market Fund	$665	$662	$817	$662	$—
Fidelity Treasury Money Market Fund	$9,036	$8,992	$11,108	$8,992	$—
FIDELITY OXFORD STREET TRUST					$—
Fidelity Commodity Strategy Fund	$31	$33	$38	$31	$—
Fidelity SAI Inflation-Focused Fund	$408	$429	$497	$408	$—
Fidelity Series Commodity Strategy Fund	$1,447	$1,522	$1,772	$1,447	$—
I-11

AGGREGATE COMPENSATION FROM A FUND	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY OXFORD STREET TRUST II
Fidelity Commodity Strategy Central Fund	$178	$186	$219	$178	$—
FIDELITY PHILLIPS STREET TRUST
Fidelity Government Cash Reserves	$58,224	$57,041	$71,063	$57,635	$—
FIDELITY REVERE STREET TRUST
Fidelity Cash Central Fund	$13,249	$12,745	$15,795	$12,930	$2,799
Fidelity Municipal Cash Central Fund	$556	$532	$661	$541	$133
Fidelity Securities Lending Cash Central Fund	$9,686	$9,296	$11,526	$9,435	$2,195
Fidelity Tax-Free Cash Central Fund	$443	$428	$529	$434	$55
FIDELITY SALEM STREET TRUST
Fidelity Conservative Income Bond Fund	$1,694	$1,736	$2,091	$1,694	$—
Fidelity Corporate Bond Fund	$911	$931	$1,125	$911	$—
Fidelity Emerging Markets Index Fund	$1,623	$1,615	$1,995	$1,615	$—
Fidelity Flex Conservative Income Bond Fund	$60	$62	$75	$60	$—
Fidelity Flex International Index Fund	$338	$336	$416	$336	$—
Fidelity Flex Mid Cap Index Fund	$72	$70	$87	$71	$13
Fidelity Flex Small Cap Index Fund	$70	$69	$85	$70	$13
Fidelity Flex U.S. Bond Index Fund	$309	$316	$382	$309	$—
Fidelity Global ex U.S. Index Fund	$2,228	$2,218	$2,740	$2,218	$—
Fidelity Inflation-Protected Bond Index Fund	$2,862	$2,809	$3,492	$2,835	$—
Fidelity Intermediate Bond Fund	$1,047	$1,069	$1,293	$1,047	$—
Fidelity Intermediate Treasury Bond Index Fund	$1,185	$1,161	$1,439	$1,173	$—
Fidelity International Bond Index Fund	$159	$155	$193	$157	$—
Fidelity International Sustainability Index Fund	$103	$103	$127	$103	$—
Fidelity Investment Grade Bond Fund	$2,342	$2,398	$2,893	$2,342	$—
Fidelity Large Cap Growth Index Fund	$2,707	$2,646	$3,268	$2,672	$531
Fidelity Large Cap Value Index Fund	$1,487	$1,455	$1,797	$1,469	$256
Fidelity Long-Term Treasury Bond Index Fund	$884	$869	$1,076	$876	$—
Fidelity Mid Cap Growth Index Fund	$155	$147	$182	$150	$54
Fidelity Mid Cap Index Fund	$6,802	$6,655	$8,223	$6,719	$1,195
Fidelity Mid Cap Value Index Fund	$225	$214	$266	$218	$70
Fidelity Municipal Bond Index Fund	$39	$37	$46	$38	$13
Fidelity Municipal Core Plus Bond Fund[5]	$4	$8	$8	$7	$—
Fidelity Municipal Income 2025 Fund	$7	$7	$8	$7	$2
Fidelity Real Estate Index Fund	$743	$773	$914	$743	$—
Fidelity SAI Emerging Markets Index Fund	$1,021	$1,016	$1,256	$1,016	$—
Fidelity SAI Emerging Markets Low Volatility Index Fund	$492	$490	$604	$490	$—
Fidelity SAI Emerging Markets Value Index Fund	$648	$645	$796	$645	$—
Fidelity SAI International Credit Fund[6]	$51	$104	$103	$88	$—
Fidelity SAI International Index Fund	$1,329	$1,325	$1,640	$1,325	$—
Fidelity SAI International Low Volatility Index Fund	$1,467	$1,459	$1,802	$1,459	$—
Fidelity SAI International Momentum Index Fund	$288	$287	$356	$287	$—
Fidelity SAI International Quality Index Fund	$123	$123	$123	$123	$—
Fidelity SAI International Value Index Fund	$1,438	$1,432	$1,771	$1,432	$—
Fidelity SAI Investment Grade Securitized Fund[7]	$75	$153	$151	$129	$—
Fidelity SAI Long-Term Treasury Bond Index Fund	$1,423	$1,389	$1,729	$1,406	$—
Fidelity SAI Low Duration Income Fund	$1,094	$1,118	$1,352	$1,094	$—
Fidelity SAI Municipal Bond Index Fund	$25	$23	$29	$24	$8
Fidelity SAI Municipal Income Fund	$420	$416	$518	$418	$—
I-12

AGGREGATE COMPENSATION FROM A FUND	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY SALEM STREET TRUST (continued)
Fidelity SAI Municipal Money Market Fund	$98	$96	$119	$97	$7
Fidelity SAI Real Estate Index Fund	$169	$176	$207	$169	$—
Fidelity SAI Short-Term Bond Fund	$480	$490	$593	$480	$—
Fidelity SAI Small-Mid Cap 500 Index Fund	$185	$195	$226	$185	$—
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	$3	$3	$3	$3	$—
Fidelity SAI Sustainable Core Plus Bond Fund	$6	$6	$9	$6	$—
Fidelity SAI Sustainable Low Duration Income Fund	$0	$0	$3	$0	$—
Fidelity SAI Sustainable Municipal Income Fund	$3	$3	$4	$3	$—
Fidelity SAI Tax-Free Bond Fund	$579	$567	$704	$573	$—
Fidelity SAI Total Bond Fund	$4,590	$4,690	$5,668	$4,590	$—
Fidelity SAI U.S. Large Cap Index Fund	$3,534	$3,687	$4,340	$3,534	$—
Fidelity SAI U.S. Low Volatility Index Fund	$2,017	$2,007	$2,477	$2,007	$—
Fidelity SAI U.S. Momentum Index Fund	$817	$845	$1,005	$817	$—
Fidelity SAI U.S. Treasury Bond Index Fund	$3,469	$3,395	$4,206	$3,431	$—
Fidelity SAI U.S. Quality Index Fund	$2,666	$2,768	$3,279	$2,666	$—
Fidelity SAI U.S. Value Index Fund	$876	$912	$1,077	$876	$—
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$1,559	$1,524	$1,894	$1,542	$—
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$2,382	$831	$2,125	$2,103	$—
Fidelity Series Bond Index Fund	$4,912	$5,028	$6,066	$4,912	$—
Fidelity Series Corporate Bond Fund	$109	$111	$134	$109	$—
Fidelity Series Global ex U.S. Index Fund	$7,961	$7,921	$9,786	$7,921	$—
Fidelity Series Government Money Market Fund	$1,494	$1,552	$1,843	$1,494	$—
Fidelity Series Investment Grade Bond Fund	$9,483	$9,710	$11,711	$9,483	$—
Fidelity Series Large Cap Growth Index Fund	$191	$186	$230	$188	$36
Fidelity Series Large Cap Value Index Fund	$1,482	$1,454	$1,805	$1,468	$—
Fidelity Series Long-Term Treasury Bond Index Fund	$4,420	$4,337	$5,370	$4,378	$—
Fidelity Series Short-Term Credit Fund	$372	$386	$459	$372	$—
Fidelity Series Sustainable Investment Grade Bond Fund[8]	$2	$2	$2	$2	$—
Fidelity Short-Term Bond Fund	$772	$791	$953	$772	$—
Fidelity Short-Term Bond Index Fund	$564	$576	$697	$564	$—
Fidelity Short-Term Treasury Bond Index Fund	$1,005	$984	$1,220	$994	$—
Fidelity Small Cap Growth Index Fund	$103	$98	$99	$121	$40
Fidelity Small Cap Index Fund	$5,221	$5,107	$6,312	$5,157	$920
Fidelity Small Cap Value Index Fund	$243	$230	$286	$234	$77
Fidelity Strategic Dividend & Income Fund	$1,453	$1,426	$1,446	$1,439	$—
Fidelity Strategic Real Return Fund	$164	$164	$203	$164	$—
Fidelity Sustainability Bond Index Fund	$66	$67	$81	$66	$—
Fidelity Sustainable Core Plus Bond Fund	$6	$6	$9	$6	$—
Fidelity Sustainable Intermediate Municipal Income Fund	$3	$3	$4	$3	$—
Fidelity Sustainable Low Duration Bond Fund	$3	$3	$3	$3	$—
Fidelity Tactical Bond Fund	$8	$8	$10	$8	$—
Fidelity Tax-Free Bond Fund	$901	$885	$1,099	$893	$—
Fidelity Total International Index Fund	$2,198	$2,187	$2,701	$2,187	$—
Fidelity U.S. Bond Index Fund	$14,385	$14,720	$17,764	$14,385	$—
Fidelity U.S. Sustainability Index Fund	$573	$570	$704	$570	$—
I-13

AGGREGATE COMPENSATION FROM A FUND	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
FIDELITY SCHOOL STREET TRUST
Fidelity Advisor Multi-Asset Income Fund	$485	$475	$591	$480	$—
Fidelity Global Credit Fund	$29	$28	$35	$29	$—
Fidelity Intermediate Municipal Income Fund	$2,708	$2,652	$3,299	$2,680	$—
Fidelity Series International Credit Fund	$29	$28	$35	$29	$—
Fidelity Series International Developed Markets Bond Index Fund	$1,923	$1,879	$2,334	$1,901	$—
FIDELITY UNION STREET TRUST
Fidelity Arizona Municipal Income Fund	$44	$45	$54	$44	$—
Fidelity Maryland Municipal Income Fund	$53	$54	$65	$53	$—
FIDELITY UNION STREET TRUST II
Fidelity Municipal Money Market Fund	$1,117	$1,144	$1,380	$1,117	$—

1   Fidelity Sustainable Target Date 2010 Fund, Fidelity Sustainable Target Date 2015 Fund, Fidelity Sustainable Target Date 2020 Fund, Fidelity Sustainable Target Date 2025 Fund, Fidelity Sustainable Target Date 2030 Fund, Fidelity Sustainable Target Date 2035 Fund, Fidelity Sustainable Target Date 2040 Fund, Fidelity Sustainable Target Date 2045 Fund, Fidelity Sustainable Target Date 2050 Fund, Fidelity Sustainable Target Date 2055 Fund, Fidelity Sustainable Target Date 2060 Fund, Fidelity Sustainable Target Date 2065 Fund, and Fidelity Sustainable Target Date Income Fund did not commence operations until May 11, 2023. Estimated for the fund’s first full year.

2   Fidelity Managed Retirement 2035 Fund did not commence operations until December 15, 2022. Estimated for the fund’s first full year.

3   Fidelity Simplicity RMD 2030 Fund did not commence operations until December 15, 2022. Estimated for the fund’s first full year.

4   Fidelity Tactical Bond ETF did not commence operations until January 24, 2023. Estimated for the fund’s first full year.

5   Fidelity Municipal Core Plus Bond Fund did not commence operations until February 16, 2023. Estimated for the fund’s first full year.

6   Fidelity SAI International Credit Fund did not commence operations until March 1, 2023. Estimated for the fund’s first full year.

7   Fidelity SAI Investment Grade Securitized Fund did not commence operations until May 17, 2023. Estimated for the fund’s first full year.

8   Fidelity Series Sustainable Investment Grade Bond Fund did not commence operations until May 11, 2023. Estimated for the fund’s first full year.

I-14

APPENDIX J

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix A identifies the independent registered public accounting firm for each fund.

January 31, 2023A,L,N

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts Municipal Income Fund	$40,500	$—	$7,400	$900
Fidelity Massachusetts Municipal Money Market Fund	$29,900	$—	$5,400	$700
Fidelity Municipal Core Plus Bond Fund	$—	$—	$—	$—
Fidelity New York Municipal Income Fund	$44,200	$—	$7,700	$1,000
Fidelity New York Municipal Money Market Fund	$31,500	$—	$5,400	$700
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	$39,500	$1,800	$5,400	$800
Fidelity SAI Sustainable Municipal Income Fund	$43,400	$2,500	$5,400	$1,100
Fidelity SAI Tax-Free Bond Fund	$48,800	$—	$9,600	$1,100
Fidelity Series Large Cap Value Index Fund	$44,500	$—	$9,700	$1,100
Fidelity Sustainable Intermediate Municipal Income Fund	$42,200	$2,600	$5,400	$1,100
Fidelity Tax-Free Bond Fund	$50,200	$—	$9,200	$1,100

January 31, 2022A,L,N

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts Municipal Income Fund	$39,500	$—	$7,200	$1,000
Fidelity Massachusetts Municipal Money Market Fund	$29,200	$—	$5,300	$700
Fidelity Municipal Core Plus Bond Fund	$—	$—	$—	$—
Fidelity New York Municipal Income Fund	$43,700	$—	$7,400	$1,000
Fidelity New York Municipal Money Market Fund	$29,900	$—	$5,200	$700
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	$—	$—	$—	$—
Fidelity SAI Sustainable Municipal Income Fund	$—	$—	$—	$—
Fidelity SAI Tax-Free Bond Fund	$48,400	$—	$7,500	$1,100
Fidelity Series Large Cap Value Index Fund	$44,100	$—	$9,300	$1,000
Fidelity Sustainable Intermediate Municipal Income Fund	$—	$—	$—	$—
Fidelity Tax-Free Bond Fund	$49,800	$—	$7,200	$1,100

February 28, 2023A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$51,100	$4,000	$5,500	$1,700
Fidelity California Municipal Income Fund	$46,600	$3,600	$5,600	$1,600
Fidelity California Municipal Money Market Fund	$39,600	$2,800	$2,100	$1,200
Fidelity Intermediate Treasury Bond Index Fund	$36,900	$3,200	$9,500	$1,400
Fidelity Long-Term Treasury Bond Index Fund	$36,900	$3,200	$9,500	$1,400
Fidelity Multi-Asset Index Fund	$14,300	$1,400	$5,100	$600
Fidelity SAI Long-Term Treasury Bond Index Fund	$42,000	$—	$10,500	$1,000
Fidelity SAI U.S. Treasury Bond Index Fund	$45,300	$—	$7,900	$1,100
Fidelity Series Long-Term Treasury Bond Index Fund	$42,600	$3,500	$8,800	$1,500
Fidelity Short-Term Treasury Bond Index Fund	$36,900	$3,200	$9,500	$1,400

J-1

February 28, 2022A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$48,800	$4,100	$5,200	$1,800
Fidelity California Municipal Income Fund	$44,400	$3,800	$5,300	$1,600
Fidelity California Municipal Money Market Fund	$35,800	$2,900	$2,000	$1,300
Fidelity Intermediate Treasury Bond Index Fund	$35,200	$3,700	$9,000	$1,600
Fidelity Long-Term Treasury Bond Index Fund	$35,200	$3,700	$9,000	$1,600
Fidelity Multi-Asset Index Fund	$13,800	$1,400	$5,800	$600
Fidelity SAI Long-Term Treasury Bond Index Fund	$40,000	$—	$9,400	$1,000
Fidelity SAI U.S. Treasury Bond Index Fund	$47,100	$—	$7,600	$1,000
Fidelity Series Long-Term Treasury Bond Index Fund	$40,100	$3,900	$7,900	$1,700
Fidelity Short-Term Treasury Bond Index Fund	$35,200	$3,700	$9,000	$1,600

March 31, 2023A,O

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Freedom 2005 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2010 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2015 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2020 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2025 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2030 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2035 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2040 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2045 Fund	$24,800	$—	$8,000	$600
Fidelity Advisor Freedom 2050 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2055 Fund	$24,800	$—	$8,000	$600
Fidelity Advisor Freedom 2060 Fund	$24,800	$—	$8,000	$600
Fidelity Advisor Freedom 2065 Fund	$23,600	$—	$7,800	$600
Fidelity Advisor Freedom Income Fund	$24,800	$—	$8,000	$600
Fidelity Flex Freedom Blend 2005 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2010 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2015 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2020 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2025 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2030 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2035 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2040 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2045 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2050 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2055 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2060 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2065 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend Income Fund	$15,500	$1,400	$6,300	$600
Fidelity Freedom 2005 Fund	$20,000	$1,800	$11,000	$800
Fidelity Freedom 2010 Fund	$20,000	$1,800	$6,000	$800
Fidelity Freedom 2015 Fund	$20,100	$1,800	$11,000	$800
Fidelity Freedom 2020 Fund	$20,200	$1,800	$11,000	$800
Fidelity Freedom 2025 Fund	$20,300	$1,800	$11,000	$800
Fidelity Freedom 2030 Fund	$20,400	$1,800	$11,000	$800
Fidelity Freedom 2035 Fund	$20,300	$1,800	$11,000	$800

J-2

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Freedom 2040 Fund	$20,300	$1,800	$11,000	$800
Fidelity Freedom 2045 Fund	$20,200	$1,800	$11,000	$800
Fidelity Freedom 2050 Fund	$20,200	$1,800	$11,000	$800
Fidelity Freedom 2055 Fund	$20,100	$1,800	$11,000	$800
Fidelity Freedom 2060 Fund	$20,000	$1,800	$11,000	$800
Fidelity Freedom 2065 Fund	$20,000	$1,800	$12,800	$800
Fidelity Freedom Income Fund	$20,000	$1,800	$11,000	$800
Fidelity Freedom Blend 2005 Fund	$21,100	$1,800	$6,600	$800
Fidelity Freedom Blend 2010 Fund	$21,100	$1,800	$6,600	$800
Fidelity Freedom Blend 2015 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2020 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2025 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2030 Fund	$21,200	$1,900	$10,500	$800
Fidelity Freedom Blend 2035 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2040 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2045 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2050 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2055 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2060 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2065 Fund	$21,100	$1,800	$7,800	$800
Fidelity Freedom Blend Income Fund	$21,100	$1,800	$6,000	$800
Fidelity Freedom Index 2005 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2010 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2015 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2020 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2025 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2030 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2035 Fund	$19,000	$—	$7,400	$500
Fidelity Freedom Index 2040 Fund	$19,000	$—	$7,400	$500
Fidelity Freedom Index 2045 Fund	$19,000	$—	$7,400	$500
Fidelity Freedom Index 2050 Fund	$19,000	$—	$7,400	$500
Fidelity Freedom Index 2055 Fund	$19,100	$—	$7,400	$500
Fidelity Freedom Index 2060 Fund	$19,100	$—	$7,400	$500
Fidelity Freedom Index 2065 Fund	$19,500	$—	$7,800	$500
Fidelity Freedom Index Income Fund	$20,400	$—	$7,400	$500
Fidelity Sustainable Target Date 2010 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2015 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2020 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2025 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2030 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2035 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2040 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2045 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2050 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2055 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2060 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2065 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date Income Fund	$—	$—	$—	$—
Fidelity SAI Municipal Money Market Fund	$34,700	$2,600	$2,100	$1,100
Government Portfolio	$38,100	$—	$5,600	$900

J-3

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Money Market Portfolio	$36,900	$—	$5,600	$900
Tax-Exempt Portfolio	$31,300	$—	$8,400	$700
Treasury Only Portfolio	$32,100	$—	$5,600	$800
Treasury Portfolio	$37,900	$—	$5,600	$900

March 31, 2022 FeesA,O

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Freedom 2005 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2010 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2015 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2020 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2025 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2030 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2035 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2040 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2045 Fund	$24,800	$—	$8,000	$600
Fidelity Advisor Freedom 2050 Fund	$23,400	$—	$8,000	$600
Fidelity Advisor Freedom 2055 Fund	$24,800	$—	$8,000	$600
Fidelity Advisor Freedom 2060 Fund	$24,800	$—	$8,000	$600
Fidelity Advisor Freedom 2065 Fund	$23,600	$—	$7,800	$600
Fidelity Advisor Freedom Income Fund	$24,800	$—	$8,000	$600
Fidelity Flex Freedom Blend 2005 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2010 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2015 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2020 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2025 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2030 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2035 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2040 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2045 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2050 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2055 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2060 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend 2065 Fund	$17,900	$1,600	$6,300	$700
Fidelity Flex Freedom Blend Income Fund	$15,500	$1,400	$6,300	$600
Fidelity Freedom 2005 Fund	$20,000	$1,800	$11,000	$800
Fidelity Freedom 2010 Fund	$20,000	$1,800	$6,000	$800
Fidelity Freedom 2015 Fund	$20,100	$1,800	$11,000	$800
Fidelity Freedom 2020 Fund	$20,200	$1,800	$11,000	$800
Fidelity Freedom 2025 Fund	$20,300	$1,800	$11,000	$800
Fidelity Freedom 2030 Fund	$20,400	$1,800	$11,000	$800
Fidelity Freedom 2035 Fund	$20,300	$1,800	$11,000	$800
Fidelity Freedom 2040 Fund	$20,300	$1,800	$11,000	$800
Fidelity Freedom 2045 Fund	$20,200	$1,800	$11,000	$800
Fidelity Freedom 2050 Fund	$20,200	$1,800	$11,000	$800
Fidelity Freedom 2055 Fund	$20,100	$1,800	$11,000	$800
Fidelity Freedom 2060 Fund	$20,000	$1,800	$11,000	$800
Fidelity Freedom 2065 Fund	$20,000	$1,800	$12,800	$800
Fidelity Freedom Income Fund	$20,000	$1,800	$11,000	$800
Fidelity Freedom Blend 2005 Fund	$21,100	$1,800	$6,600	$800

J-4

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Freedom Blend 2010 Fund	$21,100	$1,800	$6,600	$800
Fidelity Freedom Blend 2015 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2020 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2025 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2030 Fund	$21,200	$1,900	$10,500	$800
Fidelity Freedom Blend 2035 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2040 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2045 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2050 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2055 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2060 Fund	$21,200	$1,900	$8,500	$800
Fidelity Freedom Blend 2065 Fund	$21,100	$1,800	$7,800	$800
Fidelity Freedom Blend Income Fund	$21,100	$1,800	$6,000	$800
Fidelity Freedom Index 2005 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2010 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2015 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2020 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2025 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2030 Fund	$20,400	$—	$7,400	$500
Fidelity Freedom Index 2035 Fund	$19,000	$—	$7,400	$500
Fidelity Freedom Index 2040 Fund	$19,000	$—	$7,400	$500
Fidelity Freedom Index 2045 Fund	$19,000	$—	$7,400	$500
Fidelity Freedom Index 2050 Fund	$19,000	$—	$7,400	$500
Fidelity Freedom Index 2055 Fund	$19,100	$—	$7,400	$500
Fidelity Freedom Index 2060 Fund	$19,100	$—	$7,400	$500
Fidelity Freedom Index 2065 Fund	$19,500	$—	$7,800	$500
Fidelity Freedom Index Income Fund	$20,400	$—	$7,400	$500
Fidelity Sustainable Target Date 2010 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2015 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2020 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2025 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2030 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2035 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2040 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2045 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2050 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2055 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2060 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date 2065 Fund	$—	$—	$—	$—
Fidelity Sustainable Target Date Income Fund	$—	$—	$—	$—
Fidelity SAI Municipal Money Market Fund	$33,100	$2,700	$2,000	$1,200
Government Portfolio	$37,700	$—	$5,200	$800
Money Market Portfolio	$36,600	$—	$5,200	$800
Tax-Exempt Portfolio	$30,900	$—	$5,200	$700
Treasury Only Portfolio	$31,700	$—	$5,200	$700
Treasury Portfolio	$37,500	$—	$5,200	$800
J-5

April 30, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Government Money Market Fund	$40,500	$3,000	$2,100	$1,300
Fidelity Flex Mid Cap Index Fund	$40,100	$—	$7,700	$1,000
Fidelity Flex Small Cap Index Fund	$50,000	$—	$7,200	$1,200
Fidelity Government Money Market Fund	$46,900	$3,200	$2,100	$1,400
Fidelity Large Cap Growth Index Fund	$39,300	$—	$7,400	$1,000
Fidelity Large Cap Value Index Fund	$39,200	$—	$7,700	$1,000
Fidelity Mid Cap Index Fund	$45,800	$—	$9,400	$1,000
Fidelity Money Market Fund	$39,900	$2,900	$2,100	$1,300
Fidelity Series Large Cap Growth Index Fund	$39,200	$—	$7,900	$1,000
Fidelity Series Treasury Bill Index Fund	$36,600	$—	$7,900	$900
Fidelity Small Cap Index Fund	$61,700	$—	$9,200	$1,200
Fidelity Treasury Only Money Market Fund	$37,500	$2,800	$2,100	$1,200

April 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Government Money Market Fund	$38,700	$3,100	$2,000	$1,300
Fidelity Flex Mid Cap Index Fund	$39,700	$—	$7,100	$900
Fidelity Flex Small Cap Index Fund	$49,600	$—	$6,900	$1,100
Fidelity Government Money Market Fund	$41,200	$3,300	$2,000	$1,400
Fidelity Large Cap Growth Index Fund	$38,800	$—	$7,100	$900
Fidelity Large Cap Value Index Fund	$38,800	$—	$7,100	$900
Fidelity Mid Cap Index Fund	$42,500	$—	$9,100	$900
Fidelity Money Market Fund	$37,100	$3,000	$2,000	$1,300
Fidelity Series Large Cap Growth Index Fund	$38,800	$—	$7,800	$900
Fidelity Series Treasury Bill Index Fund	$36,300	$—	$7,400	$900
Fidelity Small Cap Index Fund	$49,500	$—	$8,900	$1,100
Fidelity Treasury Only Money Market Fund	$35,800	$2,900	$2,000	$1,200

May 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Cash Central Fund	$38,800	$2,900	$2,100	$1,300
Fidelity Municipal Cash Central Fund	$31,100	$2,400	$2,100	$1,000
Fidelity Securities Lending Cash Central Fund	$38,600	$2,900	$2,100	$1,300
Fidelity Tax-Free Cash Central Fund	$30,400	$—	$5,600	$700

May 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Cash Central Fund	$36,300	$2,900	$2,000	$1,300
Fidelity Municipal Cash Central Fund	$29,800	$2,400	$2,000	$1,000
Fidelity Securities Lending Cash Central Fund	$36,300	$2,900	$2,000	$1,300
Fidelity Tax-Free Cash Central Fund	$29,900	$—	$5,300	$700

J-6

June 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Mid Cap Growth Index Fund	$38,800	$—	$7,300	$900
Fidelity Mid Cap Value Index Fund	$38,800	$—	$7,300	$900
Fidelity Municipal Bond Index Fund	$47,400	$3,900	$5,200	$1,700
Fidelity Municipal Income 2025 Fund	$35,600	$—	$7,600	$800
Fidelity SAI Municipal Bond Index Fund	$47,400	$3,900	$5,200	$1,700
Fidelity Small Cap Growth Index Fund	$37,000	$3,400	$10,000	$1,500
Fidelity Small Cap Value Index Fund	$38,100	$3,500	$9,900	$1,500

June 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Mid Cap Growth Index Fund	$37,700	$—	$6,900	$900
Fidelity Mid Cap Value Index Fund	$34,700	$—	$9,800	$900
Fidelity Municipal Bond Index Fund	$47,800	$3,800	$5,100	$1,800
Fidelity Municipal Income 2025 Fund	$34,700	$—	$7,400	$900
Fidelity SAI Municipal Bond Index Fund	$47,800	$3,800	$5,100	$1,800
Fidelity Small Cap Growth Index Fund	$37,600	$3,300	$8,100	$1,600
Fidelity Small Cap Value Index Fund	$40,300	$3,300	$8,700	$1,600

July 31, 2022 FeesA,P

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Commodity Strategy Fund	$66,600	$6,100	$16,900	$2,700
Fidelity Commodity Strategy Central Fund	$58,300	$5,400	$19,600	$2,400
Fidelity GNMA Fund	$91,900	$7,800	$13,500	$3,400
Fidelity Managed Retirement 2010 Fund	$20,900	$—	$7,100	$500
Fidelity Managed Retirement 2015 Fund	$20,900	$—	$7,100	$500
Fidelity Managed Retirement 2020 Fund	$20,900	$—	$7,100	$500
Fidelity Managed Retirement 2025 Fund	$20,900	$—	$7,100	$500
Fidelity Managed Retirement 2030 Fund	$19,700	$—	$7,100	$500
Fidelity Managed Retirement 2035 Fund	$—	$—	$—	$—
Fidelity Managed Retirement Income Fund	$20,900	$—	$7,100	$500
Fidelity Real Estate Index Fund	$35,200	$—	$8,600	$900
Fidelity SAI Inflation-Focused Fund	$46,100	$—	$12,200	$1,100
Fidelity SAI Real Estate Index Fund	$37,100	$—	$8,600	$900
Fidelity SAI Small-Mid Cap 500 Index Fund	$40,600	$—	$7,300	$900
Fidelity SAI U.S. Large Cap Index Fund	$38,400	$—	$9,000	$900
Fidelity SAI U.S. Momentum Index Fund	$40,000	$—	$7,300	$900
Fidelity SAI U.S. Quality Index Fund	$40,000	$—	$7,600	$900
Fidelity SAI U.S. Value Index Fund	$36,400	$3,400	$9,300	$1,500
Fidelity Series Commodity Strategy Fund	$66,800	$6,100	$15,100	$2,700
Fidelity Simplicity RMD 2010 Fund	$14,800	$—	$7,100	$400
Fidelity Simplicity RMD 2015 Fund	$14,800	$—	$7,100	$400
Fidelity Simplicity RMD 2020 Fund	$14,800	$—	$7,100	$400
Fidelity Simplicity RMD 2025 Fund	$16,300	$—	$7,300	$500
Fidelity Simplicity RMD 2030 Fund	$—	$—	$—	$—
Fidelity Simplicity RMD Income Fund	$14,800	$—	$7,100	$400

J-7

July 31, 2021 FeesA,P

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Commodity Strategy Fund	$67,000	$6,300	$16,500	$3,000
Fidelity Commodity Strategy Central Fund	$58,800	$5,600	$14,900	$2,700
Fidelity GNMA Fund	$89,300	$8,000	$13,100	$3,800
Fidelity Managed Retirement 2010 Fund	$20,300	$—	$6,900	$600
Fidelity Managed Retirement 2015 Fund	$20,300	$—	$6,900	$600
Fidelity Managed Retirement 2020 Fund	$20,300	$—	$6,900	$600
Fidelity Managed Retirement 2025 Fund	$20,300	$—	$6,900	$600
Fidelity Managed Retirement 2030 Fund	$19,400	$—	$8,000	$500
Fidelity Managed Retirement 2035 Fund	$—	$—	$—	$—
Fidelity Managed Retirement Income Fund	$20,300	$—	$16,100	$600
Fidelity Real Estate Index Fund	$34,500	$—	$8,100	$900
Fidelity SAI Inflation-Focused Fund	$44,900	$—	$11,900	$1,100
Fidelity SAI Real Estate Index Fund	$36,200	$—	$9,200	$900
Fidelity SAI Small-Mid Cap 500 Index Fund	$40,000	$—	$6,900	$1,000
Fidelity SAI U.S. Large Cap Index Fund	$37,900	$—	$8,500	$1,000
Fidelity SAI U.S. Momentum Index Fund	$39,200	$—	$6,900	$1,000
Fidelity SAI U.S. Quality Index Fund	$39,500	$—	$6,900	$1,000
Fidelity SAI U.S. Value Index Fund	$35,500	$3,500	$9,000	$1,700
Fidelity Series Commodity Strategy Fund	$65,600	$6,300	$14,900	$3,000
Fidelity Simplicity RMD 2010 Fund	$14,400	$—	$6,900	$400
Fidelity Simplicity RMD 2015 Fund	$14,400	$—	$6,900	$400
Fidelity Simplicity RMD 2020 Fund	$14,400	$—	$6,900	$400
Fidelity Simplicity RMD 2025 Fund	$16,100	$—	$6,900	$400
Fidelity Simplicity RMD 2030 Fund	$—	$—	$—	$—
Fidelity Simplicity RMD Income Fund	$14,400	$—	$14,900	$400

August 31, 2022 FeesA,F,G,H,J,Q,S,T

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Limited Term Bond Fund	$88,100	$7,300	$10,900	$3,200
Fidelity Advisor Mortgage Securities Fund	$89,300	$7,600	$13,500	$3,300
Fidelity Arizona Municipal Income Fund	$43,200	$3,600	$5,200	$1,600
Fidelity Conservative Income Bond Fund	$50,700	$—	$9,700	$1,100
Fidelity Corporate Bond ETF	$33,300	$—	$6,800	$1,500
Fidelity Corporate Bond Fund	$68,600	$5,900	$11,000	$2,600
Fidelity Education Income Fund	$77,100	$—	$9,500	$1,600
Fidelity Environmental Bond Fund	$73,000	$5,700	$7,600	$2,500
Fidelity Flex Conservative Income Bond Fund	$47,500	$—	$9,800	$1,100
Fidelity Flex U.S. Bond Index Fund	$71,500	$5,900	$8,800	$2,600
Fidelity Government Income Fund	$68,100	$5,800	$9,300	$2,500
Fidelity Intermediate Bond Fund	$74,600	$—	$10,800	$1,700
Fidelity Intermediate Government Income Fund	$64,400	$5,400	$9,300	$2,400
Fidelity Investment Grade Bond ETF	$25,600	$—	$7,100	$500
Fidelity Investment Grade Bond Fund	$88,800	$7,600	$13,200	$3,400
Fidelity Investment Grade Securitized ETF	$26,500	$—	$7,400	$600
Fidelity Limited Term Bond ETF	$35,100	$—	$7,100	$1,600
Fidelity Low Duration Bond Factor ETF	$35,400	$—	$7,200	$1,600
Fidelity Maryland Municipal Income Fund	$43,200	$3,600	$5,200	$1,600
Fidelity Municipal Money Market Fund	$36,700	$2,800	$2,000	$1,300

J-8

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Investment Grade Securitized Fund	$—	$—	$—	$—
Fidelity SAI Low Duration Income Fund	$44,200	$—	$7,400	$900
Fidelity SAI Short-Term Bond Fund	$72,200	$5,900	$14,200	$2,600
Fidelity SAI Sustainable Core Plus Bond Fund	$—	$—	$—	$700
Fidelity SAI Sustainable Low Duration Income Fund	$36,300	$—	$7,100	$300
Fidelity SAI Total Bond Fund	$113,300	$8,900	$11,400	$3,900
Fidelity Series Bond Index Fund	$83,900	$7,000	$11,200	$3,100
Fidelity Series Corporate Bond Fund	$55,700	$—	$9,900	$1,300
Fidelity Series Government Bond Index Fund	$58,600	$5,000	$9,300	$2,200
Fidelity Series Government Money Market Fund	$34,600	$2,700	$2,000	$1,200
Fidelity Series Investment Grade Bond Fund	$103,700	$8,600	$13,300	$3,800
Fidelity Series Investment Grade Securitized Fund	$79,800	$—	$11,100	$1,800
Fidelity Series Short-Term Credit Fund	$62,600	$5,300	$9,100	$2,300
Fidelity Series Sustainable Investment Grade Bond Fund	$—	$—	$—	$—
Fidelity Short-Term Bond Fund	$74,400	$6,400	$13,200	$2,800
Fidelity Short-Term Bond Index Fund	$69,400	$—	$10,400	$1,600
Fidelity Sustainability Bond Index Fund	$66,700	$—	$9,800	$1,500
Fidelity Sustainable Core Plus Bond ETF	$—	$—	$—	$—
Fidelity Sustainable Core Plus Bond Fund	$—	$—	$—	$700
Fidelity Sustainable Low Duration Bond ETF	$—	$—	$—	$—
Fidelity Sustainable Low Duration Bond Fund	$41,600	$—	$7,100	$300
Fidelity Tactical Bond ETF	$—	$—	$—	$—
Fidelity Tactical Bond Fund	$62,500	$—	$10,000	$800
Fidelity Total Bond ETF	$37,800	$—	$7,600	$1,700
Fidelity Total Bond Fund	$116,000	$9,100	$11,400	$4,000
Fidelity Total Bond K6 Fund	$71,800	$—	$10,900	$1,600
Fidelity U.S. Bond Index Fund	$84,700	$7,100	$11,100	$3,100

August 31, 2021 FeesA,D,E,G,I,J,Q,S,T

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Limited Term Bond Fund	$85,700	$7,600	$10,600	$3,500
Fidelity Advisor Mortgage Securities Fund	$89,400	$7,900	$13,100	$3,700
Fidelity Arizona Municipal Income Fund	$42,000	$3,700	$5,100	$1,700
Fidelity Corporate Bond ETF	$34,300	$—	$7,000	$1,300
Fidelity Corporate Bond Fund	$69,200	$6,100	$13,200	$2,900
Fidelity Education Income Fund	$63,100	$—	$8,900	$600
Fidelity Environmental Bond Fund	$41,700	$700	$7,400	$300
Fidelity Conservative Income Bond Fund	$47,600	$—	$8,800	$1,200
Fidelity Flex Conservative Income Bond Fund	$46,200	$—	$8,900	$1,100
Fidelity Flex U.S. Bond Index Fund	$69,600	$6,100	$8,500	$2,900
Fidelity Government Income Fund	$71,700	$6,100	$9,000	$2,900
Fidelity Intermediate Bond Fund	$72,600	$—	$9,900	$1,700
Fidelity Intermediate Government Income Fund	$65,200	$5,600	$10,000	$2,600
Fidelity Investment Grade Bond ETF	$36,100	$—	$7,300	$1,300
Fidelity Investment Grade Bond Fund	$89,300	$8,100	$12,800	$3,800
Fidelity Investment Grade Securitized ETF	$37,200	$—	$7,600	$1,400
Fidelity Limited Term Bond ETF	$36,100	$—	$7,300	$1,400
Fidelity Low Duration Bond Factor ETF	$36,300	$—	$7,400	$1,400
Fidelity Maryland Municipal Income Fund	$42,000	$3,700	$5,100	$1,700

J-9

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Municipal Money Market Fund	$35,800	$3,000	$1,900	$1,400
Fidelity SAI Investment Grade Securitized Fund	$—	$—	$—	$—
Fidelity SAI Low Duration Income Fund	$36,200	$—	$6,900	$800
Fidelity SAI Short-Term Bond Fund	$60,200	$4,300	$12,800	$2,400
Fidelity SAI Sustainable Core Plus Bond Fund	$—	$—	$—	$—
Fidelity SAI Sustainable Low Duration Income Fund	$—	$—	$—	$—
Fidelity SAI Total Bond Fund	$102,500	$8,900	$11,100	$4,200
Fidelity Series Bond Index Fund	$84,100	$7,300	$11,900	$3,400
Fidelity Series Corporate Bond Fund	$54,200	$—	$8,800	$1,300
Fidelity Series Government Bond Index Fund	$57,000	$5,300	$9,600	$2,500
Fidelity Series Government Money Market Fund	$33,600	$2,800	$1,900	$1,300
Fidelity Series Investment Grade Bond Fund	$103,300	$8,900	$13,900	$4,200
Fidelity Series Short-Term Credit Fund	$63,400	$5,500	$9,800	$2,600
Fidelity Series Investment Grade Securitized Fund	$77,800	$—	$10,000	$1,800
Fidelity Series Sustainable Investment Grade Bond Fund	$—	$—	$—	$—
Fidelity Short-Term Bond Fund	$71,200	$7,100	$15,300	$3,400
Fidelity Short-Term Bond Index Fund	$67,600	$—	$9,500	$1,600
Fidelity Sustainability Bond Index Fund	$64,900	$—	$8,900	$1,500
Fidelity Sustainable Core Plus Bond ETF	$32,800	$—	$3,600	$200
Fidelity Sustainable Core Plus Bond Fund	$—	$—	$—	$—
Fidelity Sustainable Low Duration Bond ETF	$30,600	$—	$3,600	$200
Fidelity Sustainable Low Duration Bond Fund	$—	$—	$—	$—
Fidelity Tactical Bond ETF	$—	$—	$—	$—
Fidelity Tactical Bond Fund	$—	$—	$—	$—
Fidelity Total Bond ETF	$38,800	$—	$7,800	$1,500
Fidelity Total Bond Fund	$104,200	$9,100	$11,100	$4,300
Fidelity Total Bond K6 Fund	$69,900	$—	$10,000	$1,700
Fidelity U.S. Bond Index Fund	$84,900	$7,300	$11,800	$3,400

September 30, 2022 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Aggressive Growth Allocation Fund	$11,900	$800	$5,000	$400
Balanced Allocation Fund	$11,900	$800	$5,000	$400
Fidelity Asset Manager 20%	$20,500	$—	$7,800	$500
Fidelity Asset Manager 30%	$20,500	$—	$7,800	$500
Fidelity Asset Manager 40%	$20,500	$—	$7,800	$500
Fidelity Asset Manager 50%	$20,500	$—	$7,800	$500
Fidelity Asset Manager 60%	$20,500	$—	$7,800	$500
Fidelity Asset Manager 70%	$20,500	$—	$7,800	$500
Fidelity Asset Manager 85%	$20,500	$—	$7,800	$500
Fidelity Health Savings Fund	$15,800	$—	$7,600	$500
Fidelity Health Savings Index Fund	$15,200	$—	$7,600	$400
Fidelity Inflation-Protected Bond Index Central Fund	$43,500	$—	$9,800	$1,000
Fidelity Investment Grade Bond Central Fund	$72,300	$—	$9,100	$1,600
Fidelity Money Market Central Fund	$43,700	$—	$5,200	$1,000
Fidelity Strategic Real Return Fund	$86,300	$—	$7,800	$1,800
Fidelity Sustainable Multi-Asset Fund	$18,000	$—	$7,100	$300
Growth Allocation Fund	$11,900	$800	$5,000	$400
Moderate with Income Allocation Fund	$11,900	$800	$5,000	$400

J-10

September 30, 2021 FeesA, B, C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Aggressive Growth Allocation Fund	$—	$—	$—	$—
Balanced Allocation Fund	$—	$—	$—	$—
Fidelity Asset Manager 20%	$20,000	$—	$7,600	$600
Fidelity Asset Manager 30%	$20,000	$—	$7,600	$600
Fidelity Asset Manager 40%	$20,000	$—	$7,600	$600
Fidelity Asset Manager 50%	$20,000	$—	$7,600	$600
Fidelity Asset Manager 60%	$20,000	$—	$7,600	$600
Fidelity Asset Manager 70%	$20,000	$—	$7,300	$600
Fidelity Asset Manager 85%	$20,000	$—	$7,600	$600
Fidelity Health Savings Fund	$15,400	$—	$7,600	$400
Fidelity Health Savings Index Fund	$14,800	$—	$7,600	$400
Fidelity Inflation-Protected Bond Index Central Fund	$42,300	$—	$9,500	$1,100
Fidelity Investment Grade Bond Central Fund	$74,000	$—	$8,800	$1,600
Fidelity Money Market Central Fund	$42,500	$—	$5,000	$1,000
Fidelity Strategic Real Return Fund	$88,100	$—	$7,600	$1,900
Fidelity Sustainable Multi-Asset Fund	$—	$—	$—	$—
Growth Allocation Fund	$—	$—	$—	$—
Moderate with Income Allocation Fund	$—	$—	$—	$—

October 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$46,700	$—	$11,200	$1,100
Fidelity Flex International Index Fund	$48,800	$—	$9,100	$1,100
Fidelity Global ex U.S. Index Fund	$53,000	$—	$9,100	$1,200
Fidelity International Sustainability Index Fund	$35,900	$—	$9,100	$900
Fidelity SAI Emerging Markets Index Fund	$38,900	$3,600	$9,900	$1,600
Fidelity SAI Emerging Markets Low Volatility Index Fund	$34,400	$3,200	$10,900	$1,400
Fidelity SAI Emerging Markets Value Index Fund	$36,400	$3,300	$9,500	$1,500
Fidelity SAI International Index Fund	$45,000	$3,600	$9,900	$1,600
Fidelity SAI International Low Volatility Index Fund	$34,500	$3,200	$15,500	$1,400
Fidelity SAI International Momentum Index Fund	$36,400	$3,300	$9,500	$1,500
Fidelity SAI International Quality Index Fund	$36,400	$3,300	$9,500	$1,500
Fidelity SAI International Value Index Fund	$37,300	$3,400	$13,300	$1,500
Fidelity SAI U.S. Low Volatility Index Fund	$35,200	$3,200	$11,300	$1,400
Fidelity Series Global ex U.S. Index Fund	$57,500	$—	$9,100	$1,300
Fidelity Tax-Exempt Money Market Fund	$31,700	$2,500	$2,000	$1,100
Fidelity Total International Index Fund	$62,200	$5,700	$30,900	$2,500
Fidelity Treasury Money Market Fund	$37,400	$2,900	$2,000	$1,300
Fidelity U.S. Sustainability Index Fund	$30,100	$2,700	$6,300	$1,200

October 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$45,100	$—	$11,100	$1,100
Fidelity Flex International Index Fund	$47,300	$—	$9,100	$1,100
Fidelity Global ex U.S. Index Fund	$50,100	$—	$9,100	$1,200
Fidelity International Sustainability Index Fund	$34,700	$—	$9,100	$900
Fidelity Series Global ex U.S. Index Fund	$54,500	$—	$9,100	$1,300

J-11

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$37,900	$3,800	$9,600	$1,700
Fidelity SAI Emerging Markets Low Volatility Index Fund	$33,500	$3,400	$10,000	$1,500
Fidelity SAI Emerging Markets Value Index Fund	$35,500	$3,500	$9,200	$1,600
Fidelity SAI International Index Fund	$37,900	$3,800	$10,200	$1,700
Fidelity SAI International Low Volatility Index Fund	$33,500	$3,400	$9,000	$1,500
Fidelity SAI International Momentum Index Fund	$35,500	$3,500	$9,200	$1,600
Fidelity SAI International Quality Index Fund	$35,500	$3,500	$9,200	$1,600
Fidelity International Value Index Fund	$36,300	$3,600	$9,000	$1,600
Fidelity SAI U.S. Low Volatility Index Fund	$34,200	$3,400	$9,000	$1,500
Fidelity Tax-Exempt Money Market Fund	$30,800	$2,600	$1,900	$1,200
Fidelity Total International Index Fund	$60,500	$6,000	$16,000	$2,700
Fidelity Treasury Money Market Fund	$36,300	$3,000	$1,900	$1,400
Fidelity U.S. Sustainability Index Fund	$29,200	$2,800	$6,100	$1,300

November 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Connecticut Municipal Income Fund	$43,600	$3,500	$5,200	$1,600
Fidelity Government Cash Reserves	$47,200	$3,600	$2,000	$1,600
Fidelity Limited Term Government Fund	$52,000	$4,400	$9,000	$2,000
Fidelity New Jersey Municipal Income Fund	$40,300	$3,300	$5,200	$1,500
Fidelity New Jersey Municipal Money Market Fund	$37,600	$2,800	$2,000	$1,200
Fidelity Strategic Dividend & Income Fund	$51,100	$4,900	$16,900	$2,200

November 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Connecticut Municipal Income Fund	$42,500	$3,800	$5,100	$1,700
Fidelity Government Cash Reserves	$45,900	$3,800	$1,900	$1,700
Fidelity Limited Term Government Fund	$50,600	$4,700	$8,700	$2,100
Fidelity New Jersey Municipal Income Fund	$39,200	$3,500	$5,100	$1,500
Fidelity New Jersey Municipal Money Market Fund	$35,600	$3,000	$1,900	$1,300
Fidelity Strategic Dividend & Income Fund	$49,800	$5,200	$16,400	$2,300

December 31, 2022 FeesA,R

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Multi-Asset Income Fund	$52,500	$4,600	$13,000	$2,100
Fidelity Advisor Strategic Income Fund	$100,900	$—	$9,300	$2,200
Fidelity Conservative Income Municipal Bond Fund	$43,600	$3,500	$5,200	$1,600
Fidelity Flex Conservative Income Municipal Bond Fund	$45,300	$3,700	$5,200	$1,600
Fidelity Flex Municipal Income Fund	$45,300	$3,700	$5,200	$1,600
Fidelity Global Credit Fund	$81,100	$6,800	$13,400	$3,000
Fidelity Inflation-Protected Bond Index Fund	$33,200	$2,800	$5,200	$1,200
Fidelity Intermediate Municipal Income Fund	$47,500	$3,800	$5,300	$1,700
Fidelity International Bond Index Fund	$74,900	$6,200	$12,000	$2,800
Fidelity International Credit Central Fund	$74,700	$6,200	$11,400	$2,800
Fidelity Limited Term Municipal Income Fund	$51,000	$4,100	$5,200	$1,800
Fidelity Michigan Municipal Income Fund	$41,500	$3,400	$5,200	$1,500
Fidelity Minnesota Municipal Income Fund	$41,500	$3,400	$5,200	$1,500
Fidelity Municipal Income Fund	$52,100	$4,200	$5,300	$1,800

J-12

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Ohio Municipal Income Fund	$41,500	$3,400	$5,200	$1,500
Fidelity Pennsylvania Municipal Income Fund	$41,500	$3,400	$5,200	$1,500
Fidelity SAI International Credit Fund	$—	$—	$—	$—
Fidelity SAI Municipal Income Fund	$50,200	$4,000	$5,200	$1,800
Fidelity Series International Credit Fund	$75,000	$6,300	$11,500	$2,800
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$51,000	$2,800	$15,400	$1,200
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$51,000	$2,800	$13,800	$1,200
Fidelity Series International Developed Markets Bond Index Fund	$73,200	$—	$10,100	$1,700
VIP Investment Grade Central Fund	$82,100	$—	$12,000	$1,800

December 31, 2021 FeesA,K,M,R

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Strategic Income Fund	$100,200	$—	$9,300	$2,200
Fidelity Advisor Multi-Asset Income Fund	$50,400	$4,800	$10,500	$2,100
Fidelity Conservative Income Municipal Bond Fund	$42,500	$3,800	$5,100	$1,600
Fidelity Flex Conservative Income Municipal Bond Fund	$44,100	$3,900	$5,100	$1,700
Fidelity Flex Municipal Income Fund	$44,100	$3,900	$5,100	$1,700
Fidelity Global Credit Fund	$78,800	$7,300	$13,000	$3,100
Fidelity Inflation-Protected Bond Index Fund	$34,000	$3,100	$5,100	$1,300
Fidelity Intermediate Municipal Income Fund	$46,200	$4,100	$5,100	$1,800
Fidelity International Bond Index Fund	$72,900	$6,700	$13,900	$2,900
Fidelity International Credit Central Fund	$72,700	$6,600	$11,100	$2,900
Fidelity Limited Term Municipal Income Fund	$49,600	$4,300	$5,100	$1,900
Fidelity Michigan Municipal Income Fund	$40,400	$3,600	$5,100	$1,600
Fidelity Minnesota Municipal Income Fund	$40,400	$3,600	$5,100	$1,600
Fidelity Municipal Income Fund	$50,800	$4,400	$5,100	$1,900
Fidelity Ohio Municipal Income Fund	$40,400	$3,600	$5,100	$1,600
Fidelity Pennsylvania Municipal Income Fund	$40,400	$3,600	$5,100	$1,600
Fidelity SAI Municipal Income Fund	$48,900	$4,300	$5,100	$1,800
Fidelity SAI International Credit Fund	$—	$—	$—	$—
Fidelity Series International Credit Fund	$73,000	$6,700	$11,200	$2,900
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$20,700	$900	$5,100	$400
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$20,700	$900	$5,100	$400
Fidelity Series International Developed Markets Bond Index Fund	$—	$—	$—	$500
VIP Investment Grade Central Fund	$78,600	$—	$11,900	$1,800

A   Amounts may reflect rounding.

B   Fidelity Sustainable Multi-Asset Fund commenced operations on February 10, 2022.

C   Aggressive Growth Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, and Moderate with Income Allocation Fund commenced operations on February 9, 2022.

D   Fidelity Education Income Fund commenced operations on March 16, 2021.

E   Fidelity Environmental Bond Fund commenced operations on June 15, 2021.

F   Fidelity Investment Grade Bond ETF and Fidelity Investment Grade Securitized ETF commenced operations on March 2, 2021.

G   Fidelity Sustainable Core Plus Bond ETF and Fidelity Sustainable Low Duration Bond ETF commenced operations on April 19, 2022.

H   Fidelity Tactical Bond Fund commenced operations on February 10, 2022 and Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity Sustainable Core Plus Bond Fund, and Fidelity Sustainable Low Duration Bond Fund commenced operations on April 13, 2022.

I    Fidelity SAI Low Duration Income Fund commenced operations on September 15, 2020.

J   Fidelity SAI Short-Term Bond Fund commenced operations on September 15, 2020.

K   Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund commenced operations on August 13, 2021.

J-13

L   Fidelity SAI Sustainable Municipal Income Fund and Fidelity Sustainable Intermediate Municipal Income Fund commenced operations on April 13, 2022. Fidelity SAI Sustainable Conservative Income Municipal Bond Fund commenced operations on June 16, 2022.

M   Fidelity Series International Developed Markets Bond Index Fund commenced operations on August 31, 2021.

N   Fidelity Municipal Core Plus Bond Fund commenced operations on February 16, 2023.

O   Fidelity Sustainable Target Date 2010 Fund, Fidelity Sustainable Target Date 2015 Fund, Fidelity Sustainable Target Date 2020 Fund, Fidelity Sustainable Target Date 2025 Fund, Fidelity Sustainable Target Date 2030 Fund, Fidelity Sustainable Target Date 2035 Fund, Fidelity Sustainable Target Date 2040 Fund, Fidelity Sustainable Target Date 2045 Fund, Fidelity Sustainable Target Date 2050 Fund, Fidelity Sustainable Target Date 2055 Fund, Fidelity Sustainable Target Date 2060 Fund, Fidelity Sustainable Target Date 2065 Fund, and Fidelity Sustainable Target Date Income Fund commenced operations on May 11, 2023.

P   Fidelity Managed Retirement 2035 Fund and Fidelity Simplicity RMD 2030 Fund commenced operations on December 15, 2022.

Q   Fidelity Tactical Bond ETF commenced operations on January 24, 2023.

R   Fidelity SAI International Credit Fund commenced operations March 1, 2023.

S   Fidelity SAI Investment Grade Securitized Fund commenced operations on May 17, 2023.

T   Fidelity Series Sustainable Investment Grade Bond Fund commenced operations May 11, 2023.

J-14

Appendix K

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

September 30, 2022AB

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$1,000	$—

September 30, 2021AB

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$8,830,600	$354,200	$—

October 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$7,914,600	$1,000	$—

October 31, 2021A

	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$8,830,600	$354,200	$—

November 30, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$7,914,600	$1,000	$—

November 30, 2021A

	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$8,522,600	$354,200	$—

December 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$1,000	$—

December 31, 2021A,I,K

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$8,522,600	$354,200	$—

January 31, 2023A,J

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$1,000	$—

K-1

January 31, 2022A,JI

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$8,239,800	$354,200	$—

February 28, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$1,000	$—

February 28, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$8,239,800	$354,200	$—

March 31, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$8,199,200	$1,000	$—

March 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$353,200	$—

April 30, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$8,284,200	$1,000	$—

April 30, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$353,200	$—

May 31, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$8,284,200	$1,000	$—

May 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$353,200	$—
K-2

June 30, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$353,200	$—

June 30, 2021A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$9,015,700	$14,300	$—

July 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$353,200	$—

July 31, 2021A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$8,959,700	$11,200	$—

August 31, 2022A,,F,G

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$353,200	$—

August 31, 2021A,C,D,E,F,G,H

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$8,959,700	$11,200	$—

A    Amounts may reflect rounding.

B    May include amounts billed prior to the Aggressive Growth Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, and Moderate with Income Allocation Funds’ commencement of operations.

C    May include amounts billed prior to the Fidelity Education Income Fund’s commencement of operations.

D    May include amounts billed prior to Fidelity Environmental Bond Fund’s commencement of operations.

E    May include amounts billed prior to Fidelity Investment Grade Bond ETF and Fidelity Investment Grade Securitized ETF’s commencement of operations.

F    May include amounts billed prior to Fidelity Sustainable Core Plus Bond ETF and Fidelity Sustainable Low Duration Bond ETF’s commencement of operations.

G   May include amounts billed prior to Fidelity Tactical Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity Sustainable Core Plus Bond Fund and Fidelity Sustainable Low Duration Bond Fund’s commencement of operations.

H    May include amounts billed prior to Fidelity SAI Low Duration Income Fund and Fidelity SAI Short-Term Bond Fund’s commencement of operations.

I     May include amounts billed prior to the Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund’s commencement of operations.

J     May include amounts billed prior to the Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Municipal Income Fund, and Fidelity Sustainable Intermediate Municipal Income Fund’s commencement of operations.

K    May include amounts billed prior to the Fidelity Series International Developed Markets Bond Index Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund‘s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

K-3

Appendix L

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Aberdeen Street Trust
PwC	February 28, 2023	$12,890,100
PwC	February 28, 2022	$13,844,500
Deloitte Entities	March 31, 2023	$473,800
Deloitte Entities	March 31, 2022	$679,900
PwC	March 31, 2023	$13,961,500
PwC	March 31, 2022	$13,774,500
Fidelity Advisor Series II
Deloitte Entities	August 31, 2022	$470,500
Deloitte Entities	August 31, 2021	$533,400
PwC	August 31, 2022	$13,281,000
PwC	August 31, 2021	$14,320,000
Deloitte Entities	December 31, 2022	$469,100
Deloitte Entities	December 31, 2021	$533,100
Fidelity Advisor Series IV
PwC	November 30, 2022	$12,898,400
PwC	November 30, 2021	$14,135,000
Fidelity California Municipal Trust
PwC	February 28, 2023	$12,905,000
PwC	February 28, 2022	$13,858,500
Fidelity California Municipal Trust II
PwC	February 28, 2023	$12,890,800
PwC	February 28, 2022	$13,848,500
Fidelity Central Investment Portfolios II LLC
Deloitte Entities	September 30, 2022	$479,100
Deloitte Entities	September 30, 2021	$542,600
PwC	December 31, 2022	$12,903,400
PwC	December 31, 2021	$14,140,100
Fidelity Charles Street Trust
Deloitte Entities	September 30, 2022B	$539,200
Deloitte Entities	September 30, 2021B	$594,700
PwC	September 30, 2022B	$12,907,800
PwC	September 30, 2021B	$14,487,500
Fidelity Colchester Street Trust
Deloitte Entities	March 31, 2023	$277,600
Deloitte Entities	March 31, 2022	$487,400
Fidelity Court Street Trust
PwC	November 30, 2022	$12,903,300
PwC	November 30, 2021	$14,140,200
Fidelity Court Street Trust II
PwC	November 30, 2022	$12,897,100
PwC	November 30, 2021	$14,136,800
L-1

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Garrison Street Trust
Deloitte Entities	August 31, 2022	$468,700
Deloitte Entities	August 31, 2021C	$531,100
Deloitte Entities	September 30, 2022	$463,800
Deloitte Entities	September 30, 2021	$527,600
Deloitte Entities	December 31, 2022	$471,400
Deloitte Entities	December 31, 2021	$535,300
Fidelity Hereford Street Trust
Deloitte Entities	April 30, 2023	$251,400
Deloitte Entities	April 30, 2022	$465,900
PwC	April 30, 2023	$13,613,300
PwC	April 30, 2022	$13,442,700
Fidelity Income Fund
Deloitte Entities	August 31, 2022	$470,100
Deloitte Entities	August 31, 2021D	$533,300
PwC	August 31, 2022	$13,347,700
PwC	August 31, 2021D	$14,379,600
Deloitte Entities	July 31, 2022	$541,000
Deloitte Entities	July 31, 2021	$621,300
PwC	July 31, 2022	$13,259,900
PwC	July 31, 2021	$14,298,500
Fidelity Massachusetts Municipal Trust
Deloitte Entities	January 31, 2023	$473,300
Deloitte Entities	January 31, 2022	$541,900
Fidelity Merrimack Street Trust
Deloitte Entities	August 31, 2022E	$465,200
Deloitte Entities	August 31, 2021E,F	$521,600
PwC	August 31, 2022E	$13,287,900
PwC	August 31, 2021E,F	$14,324,300
Fidelity Municipal Trust
PwC	December 31, 2022	$12,977,100
PwC	December 31, 2021	$14,215,300
Fidelity New York Municipal Trust
Deloitte Entities	January 31, 2023	$466,300
Deloitte Entities	January 31, 2022	$530,000
Fidelity New York Municipal Trust II
Deloitte Entities	January 31, 2023	$464,600
Deloitte Entities	January 31, 2022	$533,600
Fidelity Newbury Street Trust
PwC	October 31, 2022	$12,894,800
PwC	October 31, 2021	$14,499,500
Fidelity Oxford Street Trust
Deloitte Entities	July 31, 2022	$470,900
Deloitte Entities	July 31, 2021	$534,600
PwC	July 31, 2022	$13,284,800
PwC	July 31, 2021	$14,323,200
L-2

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Oxford Street Trust II
PwC	July 31, 2022	$13,262,600
PwC	July 31, 2021	$14,296,800
Fidelity Phillips Street Trust
PwC	November 30, 2022	$12,890,200
PwC	November 30, 2021	$14,126,900
Fidelity Revere Street Trust
Deloitte Entities	May 31, 2023	$248,900
Deloitte Entities	May 31, 2022	$463,600
PwC	May 31, 2023	$13,605,900
PwC	May 31, 2022	$13,303,000
Fidelity Salem Street Trust
Deloitte Entities	August 31, 2022G	$561,600
Deloitte Entities	August 31, 2021G,H	$592,500
PwC	August 31, 2022G	$13,481,500
PwC	August 31, 2021G,H	$14,526,100
Deloitte Entities	September 30, 2022	$467,200
Deloitte Entities	September 30, 2021	$531,100
Deloitte Entities	October 31, 2022	$510,800
Deloitte Entities	October 31, 2021	$574,700
PwC	October 31, 2022	$13,075,100
PwC	October 31, 2021	$14,653,000
PwC	November 30, 2022	$12,907,000
PwC	November 30, 2021	$14,143,400
PwC	December 31, 2022	$12,970,900
PwC	December 31, 2021I	$14,186,000
Deloitte Entities	January 31, 2023J	$489,400
Deloitte Entities	January 31, 2022J	$548,800
PwC	January 31, 2023J	$12,909,100
PwC	January 31, 2022J	$13,836,700
Deloitte Entities	February 28, 2023	$478,100
Deloitte Entities	February 28, 2022	$483,600
PwC	February 28, 2023	$12,939,100
PwC	February 28, 2022	$13,893,100
PwC	March 31, 2023	$13,508,600
PwC	March 31, 2022	$13,423,100
Deloitte Entities	April 30, 2023	$306,500
Deloitte Entities	April 30, 2022	$518,300
Deloitte Entities	June 30, 2022	$491,000
Deloitte Entities	June 30, 2021	$564,600
PwC	June 30, 2022	$13,336,600
PwC	June 30, 2021	$14,330,700
Deloitte Entities	July 31, 2022	$511,400
Deloitte Entities	July 31, 2021	$573,900
PwC	July 31, 2022	$13,249,400
PwC	July 31, 2021	$14,287,800
L-3

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity School Street Trust
Deloitte Entities	December 31, 2022	$469,400
Deloitte Entities	December 31, 2021K	$522,100
PwC	December 31, 2022	$12,957,300
PwC	December 31, 2021K	$14,192,100
Fidelity Union Street Trust
PwC	August 31, 2022	$13,256,000
PwC	August 31, 2021	$14,294,600
Fidelity Union Street Trust II
PwC	August 31, 2022	$13,246,700
PwC	August 31, 2021	$14,285,500

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Aggressive Growth Allocation Fund, Balanced Allocation Fund, Fidelity Sustainable Multi-Asset Fund, Growth Allocation Fund, and Moderate with Income Allocation Funds’ commencement of operations.
C	May include amounts billed prior to the Fidelity Education Income Fund’s commencement of operations.
D	May include amounts billed prior to Fidelity Environmental Bond Fund’s commencement of operations.
E	May contain amounts billed prior to Fidelity Sustainable Core Plus Bond ETF and Fidelity Sustainable Low Duration Bond ETF’s commencement of operations.
F	May contain amounts billed prior to the Fidelity Investment Grade Bond ETF and Fidelity Investment Grade Securitized ETF’s commencement of operations.
G	May include amounts billed prior to Fidelity Tactical Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity Sustainable Core Plus Bond Fund and Fidelity Sustainable Low Duration Bond Fund’s commencement of operations.
H	May include amounts billed prior to the Fidelity SAI Low Duration Income Fund and Fidelity SAI Short-Term Bond Funds’ commencement of operations.
I	May include amounts billed prior to the Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Funds’ commencement of operations.
J	May include amounts billed prior to the Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Intermediate Municipal Income Fund, and Fidelity Sustainable Intermediate Municipal Income Fund’s commencement of operations.
K	May include amounts billed prior to the Fidelity Series International Developed Markets Bond Index Fund’s commencement of operations.
L-4

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9910174.100	FIAA23-PXS-0823

P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON: Vote on the Internet at **www.proxyvote.com/proxy** and follow the on-screen instructions.

CALL: To vote by phone call toll-free **1-877-296-4941** and follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20054-S71587

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To elect a Board of Trustees

01) Abigail P. Johnson	08) Robert F. Gartland
02) Jennifer Toolin McAuliffe	09) Robert W. Helm
03) Christine J. Thompson	10) Arthur E. Johnson
04) Elizabeth S. Acton	11) Michael E. Kenneally
05) Laura M. Bishop	12) Mark A. Murray
06) Ann E. Dunwoody	13) Carol J. Zierhoffer
07) John Engler	

☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line above.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) ***(Sign in the Box)***

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

V20055-S71587

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Elizabeth S. Acton, and David J. Carter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on October 18, 2023 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Fidelity INVESTMENTS

P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

ezVote℠ Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON: Vote on the Internet at **www.proxyvote.com/proxy** and follow the on-screen instructions.

CALL: To vote by phone call toll-free **1-877-296-4941** and follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20056-S71587

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To elect a Board of Trustees

01) Abigail P. Johnson	08) Robert F. Gartland
02) Jennifer Toolin McAuliffe	09) Robert W. Helm
03) Christine J. Thompson	10) Arthur E. Johnson
04) Elizabeth S. Acton	11) Michael E. Kenneally
05) Laura M. Bishop	12) Mark A. Murray
06) Ann E. Dunwoody	13) Carol J. Zierhoffer
07) John Engler	

☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line above.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) ***(Sign in the Box)***

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

V20057-S71587

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Elizabeth S. Acton, and David J. Carter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on October 18, 2023 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Elizabeth S. Acton, and David J. Carter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on October 18, 2023 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

V20058-S71587

Your **Vote** Counts!

FIDELITY INVESTMENTS

2023 Special Meeting

Vote by October 17, 2023

11:59 PM ET

{FIDELITY LOGO/NATIONAL FINANCIAL SERVICES LLC}
P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

V20291-Z85850

You are invested in FIDELITY INVESTMENTS and it's time to vote!

You have the right to vote on proposals being presented at the special meeting of shareholders. **This notice represents all of your positions with the same Social Security or Tax ID number and an exact mailing address. For a complete list of your positions, follow the instructions below and visit proxyvote.com/proxy.**

Get informed before you vote

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote. View the Letter to Shareholders, Notice of Meeting, and Proxy Statement online at **proxyvote.com/proxy** OR you can receive a free paper copy of voting material(s) by requesting prior to October 4, 2023 to facilitate timely delivery. If you would like to request a copy of the voting material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com/proxy, (2) call 1-866-749-0145 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You will not otherwise receive a copy of the proxy materials.

For complete information and to vote, visit **www.ProxyVote.com/proxy**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

October 18, 2023
8:00 a.m. Eastern Time

Register at:
https://viewproxy.com/fidelityfunds/broadridgevsm/

*Please check the meeting materials for any special requirements for attending and/or casting your vote at the virtual meeting.

V1.4

Vote at www.ProxyVote.com/proxy

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect a Board of Trustees 01) Abigail P. Johnson 02) Jennifer Toolin McAuliffe 03) Christine J. Thompson 04) Elizabeth S. Acton 05) Laura M. Bishop 06) Ann E. Dunwoody 07) John Engler 08) Robert F. Gartland 09) Robert W. Helm 10) Arthur E. Johnson 11) Michael E. Kenneally 12) Mark A. Murray 13) Carol J. Zierhoffer	For

V20292-Z85850

NATIONAL FINANCIAL SERVICES LLC
P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in Fidelity Investments. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 10/18/23

Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON: Vote on the Internet at **www.proxyvote.com/proxy** and follow the on-screen instructions.

CALL: To vote by phone call toll-free **1-877-296-4941** and follow the recorded instructions.

MAIL: Return the signed voting instruction form in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20142-Z85850

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

1. Election of Trustees

Nominees:

01) Abigail P. Johnson	08) Robert F. Gartland
02) Jennifer Toolin McAuliffe	09) Robert W. Helm
03) Christine J. Thompson	10) Arthur E. Johnson
04) Elizabeth S. Acton	11) Michael E. Kenneally
05) Laura M. Bishop	12) Mark A. Murray
06) Ann E. Dunwoody	13) Carol J. Zierhoffer
07) John Engler	

☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line above.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN AN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

V20143-Z85850

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

NATIONAL FINANCIAL SERVICES LLC
P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

ezVote[SM] Consolidated Voting Instruction Form

This form is your EzVote Consolidated Voting Instruction Form. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Form, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in Fidelity Investments. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 10/18/23

Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON: Vote on the Internet at **www.proxyvote.com/proxy** and follow the on-screen instructions.

CALL: To vote by phone call toll-free **1-877-296-4941** and follow the recorded instructions.

MAIL: Return the signed voting instruction form in the enclosed envelope.

IF VOTING THE CONSOLIDATED VOTING INSTRUCTION FORM DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20144-Z85850

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

1. Election of Trustees

Nominees:

01) Abigail P. Johnson
02) Jennifer Toolin McAuliffe
03) Christine J. Thompson
04) Elizabeth S. Acton
05) Laura M. Bishop
06) Ann E. Dunwoody
07) John Engler
08) Robert F. Gartland
09) Robert W. Helm
10) Arthur E. Johnson
11) Michael E. Kenneally
12) Mark A. Murray
13) Carol J. Zierhoffer

☐ **FOR ALL** ☐ **WITHHOLD ALL** ☐ **FOR ALL EXCEPT**

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line above.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN AN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

V20145-Z85850

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

V20146-Z85850

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Mutual Funds

Special Shareholder Meeting: October 18, 2023

Important proxy voting material is ready for your review.

Vote Now!

For shareholders as of August 21, 2023.

Ways to Vote

Go to Proxyvote.com	Call 877-296-4941	Vote by October 17, 2023 11:59 PM ET

Control Number: 0123456789012345

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan's toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of use

To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, MA 02210

893445.5.0

©2020 FMR LLC All rights reserved.

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Investments

Fidelity Mutual Funds

Special Shareholder Meeting: October 18, 2023

Important proxy voting material is ready for your review.

Vote Now!

For shareholders as of August 21, 2023.

Ways to Vote

Go to
Proxyvote.com

Call
877-296-4941

Vote by
October 17, 2023
11:59 PM ET

Control Number: 0123456789012345

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement

---

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We're Here to Help

Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m. – 7:00 p.m. ET.

Acrobat Reader: To access the electronic proxy materials, you may need Adobe® Acrobat® Reader software. Visit adobe.com for a free download.

Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at accounts.fidelity.com.

View the Fidelity Investments and the Fidelity Funds privacy notice.

Fidelity Investments Institutional Operations Company LLC, 900 Salem Street, Smithfield, RI 02917

913273.3.0

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Mutual Funds

Special Shareholder Meeting: October 18, 2023

Important proxy voting material is ready for your review.

Vote Now!

For shareholders as of August 21, 2023.

Ways to Vote

Go to
Proxyvote.com

Call
877-296-4941

Vote by
October 17, 2023
11:59 PM ET

Control Number: 0123456789012345

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Questions?

Please contact your representative.

(Note: Do not reply to this email. Any email will not be reviewed or monitored.)

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

You are receiving this email because you have enrolled in eDelivery. If you wish to update your delivery preferences, please log in to your account.

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this email message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

245 Summer Street, Boston, MA 02210-1133

1022691.2.0

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity INVESTMENTS

Fidelity Mutual Funds

Special Shareholder Meeting: October 18, 2023

Important proxy voting material is ready for your review.

Vote Now!

For shareholders as of August 21, 2023.

Ways to Vote

Log on to your Fidelity Account	Call 877-296-4941	Vote by October 17, 2023 11:59 PM ET

Control Number: 0123456789012345

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We're Here to Help

800-343-3548 | Send a secure email

Fidelity.com | Privacy Policy | Terms of use

To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email.

You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.

To access the document, you may need AdobeReader software. This software is available for download at no cost. Download time varies by internet connection.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.9.0

©2019 FMR LLC

All rights reserved.

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Mutual Funds

Special Shareholder Meeting: October 18, 2023

Important proxy voting material is ready for your review.

Vote Now!

For shareholders as of August 21, 2023.

Ways to Vote

Go to
Proxyvote.com

Call
877-296-4941

Vote by
October 17, 2023
11:59 PM ET

Control Number: 0123456789012345

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We're Here to Help

800-544-6666

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

You are receiving this email because you have enrolled in eDelivery. If you wish to update your delivery preferences, please log in to your account.

Fidelity Institutional© provides clearing, custody, or other brokerage services through National Financial Services LLC or Fidelity Brokerage Services LLC, Members NYSE, SIPC.

245 Summer Street, Boston, MA 02210-1133

©2022 FMR LLC. All rights reserved.

624840.9.0

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.

•	Make sure that your e-mail inbox is not full (over its capacity).

•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of
Broadridge Touch–Tone Voting Script
1–877–296–4941

Generic Greeting:
"Thank you for calling the Automated Proxy Voting Service."
Shareholder Hears:
"You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions." "Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you."
Shareholder presses "1" and hears:
"Let's Begin." *** If shareholder does not press anything two times they will hear after each non–response:* "I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you." *** If the shareholder does not press anything a third time they will hear*: "Please call back when you have your proxy card available. Thank you for calling. Good–bye."
Enter Control Number Script - Shareholder hears:
"Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign." ** *After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear*: "I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign." ** *After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear*: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye."
Shareholder Enters Consolidated Control number
You have entered your EZ Vote consolidated control number. This allows you to cast one consolidated vote for all of your accounts. All accounts will be voted in the same manner based on your voting instructions. To cast a consolidated vote for all of your accounts, press 1 now. To vote each of your accounts separately, press 2 now. ***If shareholder presses 1 to vote consolidated, Script goes down Voting script:*** ***If shareholder Press 2 to vote accounts separately, shareholder will hear:*** You have elected to vote each of your account separately. You will find these accounts on the subsequent pages. Please note: that each account has it's own control number. We are now ready to accept your vote for control number {---} (control number is read). Script goes to Proposal Voting ***Script goes down to Voting Script***

- 1 -

Valid Control Number: (*See "Voting" Script*)

Invalid (Input 1 or 2 times) less than 16 digits: "Sorry your input was invalid". Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."
Invalid (input 1 or 2 times) more than 16 digits: "Sorry your input was invalid." Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."

Invalid control number (input 1 or 2 times): 16 digits: "Control number is invalid". Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."

Invalid Input = (Input 3 times) less than or more than 16 digits: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye."

Invalid 16 digit control number (Input 3 times): "Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye."
If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours."
Valid control number, but Shareholder has already voted: "A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. *(See "Enter Control Number Script).*
If shareholder presses 1 – *shareholder is directed to the "Voting" Script*
Valid control number, but Shareholder has just voted a proxy with the same proposals: "The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2."
If shareholder presses 1 - shareholder goes to "Completed Proposal Voting" Script #2
If shareholder presses 2 - shareholder goes to "Voting" Script

Voting:

"Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually."

- 2 -

If shareholder doesn't make a selection: the first two times the shareholder hears: "I have not received your response" *followed by a repeat of "Voting" Script; Upon the third non–response the shareholder hears "*We have not recorded a vote - good–bye" *and the call ends*

Shareholder presses:	Shareholder hears:
1	"If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3." *Upon selection shareholder goes to "Nominee Vote Script"*
2	*Shareholder goes to "Completed Proposal Voting" Script #2*

Nominee Vote Script: *(Trustee election proposal)*

Shareholder presses:	Shareholder hears:
1	"Proposal Voting." *Goes to "Proposal Vote Script".*
2	"Proposal Voting." *Goes to "Proposal Vote Script".*
3	"To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00." *After each election shareholder hears:* "O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00." *Upon entering '00' shareholder goes to "Proposal Vote Script."* *(Continued and confirmed for each nominee(s))* *See Confirm Options below.*

Proposal Vote Script:

If there are not additional proposals, Shareholder hears:

"There are no proposals for this proxy vote." *Goes to "Completed Proposal Voting" Script 2*

If there are additional proposals, Shareholder hears:

"(There are/There is)<#Proposals> (additional) proposal[s] to vote on." Before each proposal the Shareholder will hear "We are ready to accept your vote for proposal <n>."

The selections are:

For/Against/Abstain
For/Against
For/Abstain
For/Withhold
For/Against/Withhold

For/Against/Abstain Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3."

***Based on the shareholder's selection, the prompt will confirm their choice of [for/against/abstain]*

For/Against Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press

- 3 -

2.”
***Based on the shareholder’s selection, the prompt will confirm their choice of [for/against].*
See Confirm Options below.

For/Abstain Script:

“If you are voting for this proposal, press 1. If you wish to abstain press 2.”
***Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain].*
See Confirm Options below.

For/Withhold Script:

“If you are voting for this proposal, press 1. If you wish to withhold press 2.”
***Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold].*
See Confirm Options below.

For/Against/Withhold Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.”
***Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold].*
See Confirm Options below.

Completed Proposal Voting:

Script 1: “You have completed Proposal Voting”
Script 2: “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.”

This text will be heard following the final proposal on the voting ballot.

Confirm Options:

“Let me confirm.” [*If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear:* “You have elected to vote as the Board recommends” *before the vote is summarized as detailed immediately below:*
If shareholder pressed 2 in the “Voting” section to not vote each item individually, when vote is summarized, he/she will hear “No vote has been recorded {proposal #} for non applicable proposals.]

Nominee Confirmation:	[You have voted for all nominees]/ [You have voted to withhold all nominees]/ [You have voted to withhold specific nominees. You have voted to withhold nominee ## (*Repeated as necessary*)]
Proposal Confirmation:	“You have voted [For/Against/to Abstain from] Proposal ##.” (*Repeated as necessary*)

Vote Logged	**Script:**

- 4 -

Vote is sent to mainframe	"If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3." **If shareholder presses 1:** *Shareholder then goes to "Vote Another?" Script.* **If shareholder presses 2:** *they are directed to the "Voting" Section.* **If shareholder presses 3:** *they are directed to the "Confirmation Options" Section.*
Vote Another?:	**Script:**
Shareholder wants to/does not want to vote on another proposal.	"If this concludes your business press 1, if you would like to vote another proxy press 2." **If shareholder presses 1:** "All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye." **If shareholder presses 2:** *Shareholder is directed to "Enter Control Number Script" Section.*
Error Messages:	
Auto Proxy Unavailable Error:	"We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later."
Meeting Date has passed:	"Sorry, the control number you entered is no longer valid.
Control number no longer valid:	"Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	"Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours."

- 5 -

Fidelity Investments 2008 Updated Notice and Access IVR Script
Updated 6.14.2023
866-749-0145

Generic Greeting:
"Thank you for calling the automated Proxy material fulfillment service."
Shareholder Hears:
"You must be calling from a touch-tone telephone in order to use this system and have your Notice in hand. Press 1 if you are calling from a touch-tone telephone and have your Notice in front of you." *** If shareholder does not press anything, they will hear:* "I have not received your response. Press 1 if you are calling from a touch-tone telephone and have your Notice in front of you." ** If shareholder does not press anything, they will hear (wait for approx 5 seconds): "I have not received your response. Press 1 if you are calling from a touch-tone telephone and have your Notice in front of you." ** If shareholder does not press anything (even after 5 seconds) they will hear: "Please call back when you have your notice available. Goodbye. "
Shareholder presses "1" and hears:
"Let's Begin"
Enter Control Number Script - Shareholder hears:
"Please enter the 16 digit control number which is located in the box indicated by the arrow on your Notice."
Shareholder Enters Control number…
Valid Control Number: (*See request options, below*) **Invalid:** "Your control number is invalid. Please enter the 16 digit control number which is located in the box indicated by the arrow on your Notice" **Invalid > 3 xs:** "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. Goodbye"

Valid control number, but no material available: "Proxy material related to the control number entered is not being made available through this service. However, you are already scheduled to receive this material. If you wish to request additional material via hard copy, please contact the entity responsible for your account. Goodbye."
Valid control number, but time has expired (i.e. meeting + 365 days): "Proxy material related to the control number entered is no longer available through this service because the meeting concluded over a year ago. Goodbye."

Request already pending options:

*** If shareholder already has pending request, they will hear:* "Thank you for calling, there is already a fulfillment request pending for this control number. The requested material should be arriving shortly."

Request options:

Request Proxy Materials

"If you would like to request a one time hard copy fulfillment of Proxy materials related to this control number be sent to the same address as the Notice, press 1."
**Based on the shareholder's selection, the prompt will confirm their choice See Confirm Options, Below.

Request Future

"If you would like to enroll to receive all future proxy materials via hard copy and have the materials related to this control number sent to the same address as the Notice, press 2."
**Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options, Below.

Refer Web:

"Please note, If you would like to view or receive materials electronically go to www.proxyvote.com/proxy. Otherwise please make your selection now."
**Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options, Below.

If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES

"Your input was valid." **Go to Request Option Script**

AFTER 3 ERRORS: If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES

"We are not able to process your request at this time. Please call back when you are ready to make your selection. Goodbye"
Confirm Options: If shareholder presses 1 or 2
Confirmation:
This request will be processed. If this concludes your business, press 1, if you would like to enter another control number, press 2. **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options, Below
Confirmation Types
Confirmation 1: If shareholder presses 1: "Do not mail in your Notice. Keep it as a record of your transaction. Thank you for calling." **Confirmation 2**: **If shareholder presses 2 they are directed to the Enter Control Number Script.**
If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES
I have not received your response. **Go to Confirmation Script**
AFTER 3 ERRORS: If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES
"Do not mail in your Notice. Keep it as a record of your transaction. Thank you for calling."
Error Messages:
Notice and access service Unavailable Error: "We are sorry you are having problems entering your information. Please call back."

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

- 1 -

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)

Proxy Vote

Text - centered

POWERED BY {logo} Broadridge

Text – (indented)

How invested are you?

Make your vote count today.

Text – (indented)

Enter Your Control Number

Input - (indented)
[box in which to enter your control number appears here]
Question mark in which circle follows the box in which to enter control number:
If shareholder clicks "?", a pop-up box with the following language appears:]
Postal Mail Recipients
Please enter your control number which is labeled as such or is located in a box with an arrow

E-Mail Recipients
Your Control Number can be found next to the field labeled "Control Number" in the body of your email.

To access materials without a control number: Click Here (link appears here} to view Proxy Materials or Information Statements for the Fidelity funds. [*If shareholder clicks on "Click here", they are taken to the Proxy Materials web page at materials.proxyvote.com*.]

Centered orange box: Get Started

[*If shareholder clicks on "Get Started" before inputting a valid control number, the following error message appears:*]
No control number entered: "Caution symbol" Please enter your control number to continue.
Invalid Control number entered: "Caution Symbol" You have entered an invalid control number. Please check and re-enter your control number.
Control number entered is not 13 or 16 digits: "Caution Symbol" Control number should be 13 or 16 digits.

[*If shareholder clicks on "Get Started" after inputting a valid control number, Screen 2 appears.*]

Protected by reCAPTCHA and Google's Privacy and Terms

© 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links right justified Accessibility Statement Privacy Statement Terms of Use & Linking Policy

.

- 2 -

SCREEN 2 – Meeting Agenda tab

[Upon entering a valid control number in Screen 1, shareholder sees Screen 2]

Blue banner with white text. Left Justified

Control #************1234 Sign Out

If shareholder clicks Sign Out, this pop up appears:

Text centered:

Sign out

Are you sure you want to sign out? If you have any unsaved changes, they will be lost.

White button blue text centered:

No, Cancel

If shareholder selects No, Cancel they are brought back to voting page

Blue button white text:

Yes, Sign Out Now >

If shareholder select Sign Out Now they are brought back to the landing page to enter control number

Blue X in upper right hand corner of pop up

If Shareholder clicks blue X, Shareholder is brought back to agenda page

Text Centered – Grey Banner
Applicable {FIDELITY FUND NAME} for a single control number or {Blank} upon entering a consolidated control number

{Tabs - Centered}

Meeting Agenda Learn Before You Vote

Meeting Agenda Tab is underlined. This is the current view
Learn Before You Vote Tab brings shareholder to Screen 3

Text - (Centered)
[YYYY] [*year of shareholder meeting appears here*] **Special Meeting**
To be held [DAY, MONTH DD, YYYY] [*initial or subsequent adjourned meeting date appears here*]

Meeting Agenda

Not Voted / Voted

Vote by {Month DD, YYYY} 11:59 p.m. EDT / EST

Documents to Review Before You Vote: {Question mark in blue circle)

Upon clicking question mark: In advance of a meeting of shareholders, the company is required to provide proxy materials digitally or physically to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

- 3 -

ICON {Piece of paper with folded right corner}

One ICON represents each applicable document e.g., Proxy statement, Prospectus

Hyperlink to Proxy Statement

Pop up appears upon clicking on materials link:

This link will open a page outside of ProxyVote.com

Don't worry - ProxyVote.com will remain open in this window for you to return and finish your session.

Shareholder click blue X to exit pop up

White box blue text – Cancel - *Pop up window closes*

Blue box white text – Continue > - *Shareholder is brought to proxy material*

Notice and Access link to request materials

Hyperlink underlined: Request Printed Materials for this Meeting >

Pop Up box Opens

Blue X in right hand corner will close this box.

Request Printed Materials

The following documents will be delivered to the mailing address you have on file for this account:

Radio Button with applicable materials {Proxy Statement}

Open Box Deliver printed documents for all meetings associated with your account.

A check mark populates when shareholder clicks this box

Hyperlink in white text in blue box: Send Printed Documents >

After selecting the Send Printed Documents link the following box opens

Your request for materials has been submitted. Green check within a green circle

Blue X in right hand corner will close this box

If shareholder makes additional request for hard copy the following message appears in red text preceded by a red triangle caution symbol: You have a pending request on file.

- 4 -

Text - (*left justified*)

Proposal(s)

Text - (*left justified*) Text right justified (*if not consolidated*)

Mark your selections below, using the options on the right side of the page. Shares available: x.xxxxx

Text (left justified) *if Consolidated control number*:

Grey Banner

You have multiple investments which are grouped together and can be voted the same way or voted individually.

Vote Options are right justified

Radio button Group Proposals *Radio Button* Vote Individually

*see below for details

01. [*Title of proposal will be inserted*].
Text - (left justified)
Vote Board of Trustees:

Text (right justified)
Box: Vote Trustees individually*
Radio Button For All *Radio Button* Withhold All

[Name of nominee for Trustee election]
[Name of nominee for Trustee election]
[Name of nominee for Trustee election]
Board Recommendation: For

[*If shareholder selects the "Vote Trustees Individually" button, the Trustee list is expanded as shown below:*

[Name of nominee for Trustee election] [FOR][WITHHOLD]
Board Recommendation: For

[*Name of nominee for Trustee election*] [FOR][WITHHOLD]
Board Recommendation: For

[*Name of nominee for Trustee election*] [FOR][WITHHOLD]

Board Recommendation: For

02. [*Title of proposal will be inserted*].
Text - (left justified) Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

03. [*Title of proposal will be inserted*].
Text - (left justified) Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

04. [*Title of proposal will be inserted*].
Text - (left justified) Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

- 5 -

Right justified: X within a circle – Reset. If this button is selected pop up message appears: Click this icon to reset your voting choice

For Proxy Cards

Text right justified

By clicking Submit Vote, I am hereby **appointing a proxy**

When shareholder clicks link to 'appointing a proxy' the following pop up appears. Click Blue "X" to close

Text Centered:

Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Right justified Blue Box: "Submit Vote" button

For Registered Voting Instruction Form

Click below to Submit Vote, **view Voting Instructions**

When shareholder clicks link to 'view Voting Instructions' the following pop up appears. Click Blue "X" to close

Text Centered:

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

Shareholder will exit by clicking the blue X
Return to the Meeting Agenda page

**If shareholder selects: Vote Individually button, the Fund Names will populate*

Text Left justified
FIDELITY FUND NAME
Control # XXXXXXXXXXXX1234

01. [*Title of proposal will be inserted*].
Text - (left justified)
Vote Board of Trustees:

Text (right justified)
Box: Vote Trustees individually
Radio Button For All *Radio Button* Withhold All

Election of Trustee: [Name of nominee for Trustee election]
Election of Trustee: [Name of nominee for Trustee election]
Election of Trustee: [Name of nominee for Trustee election]
Board Recommendation: For

- 6 -

[*If shareholder selects the "Vote Trustees Individually" button, the Trustee list is expanded as shown below:*
1. Vote Board of Trustees:

Election of Trustee: [*Name of nominee for Trustee election*]
Board Recommendation: For

[FOR][WITHHOLD]

Election of Trustee: [*Name of nominee for Trustee election*]
Board Recommendation: For

[FOR][WITHHOLD]

Election of Trustee: [*Name of nominee for Trustee election*]

Board Recommendation: For

[FOR][WITHHOLD]

02. [*Title of proposal will be inserted*].
Text - (left justified) Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

03. [*Title of proposal will be inserted*].
Text - (left justified) Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

04. [*Title of proposal will be inserted*].
Text - (left justified) Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

Right Justified - Button with Blue Text
Reset All
When shareholder click Reset All, pop up appears:

Reset All Proposals.

This will clear all the voting choices you have made so far on this page. Are you sure you want to continue?
White box – blue text: No Cancel Blue box – white text – Yes, Reset All

For Consolidated: If Fund is not voting on a proposal, the non- applicable proposals will be displayed as follows:

Text left justified

{proposal #} *Proposal text:* Not Applicable {*No voting buttons*}

For Proxy Cards Text right justified

By clicking Submit Vote, I am hereby **appointing a proxy**
When shareholder clicks link to 'appointing a proxy' the following pop up appears. Click Blue "X" to close

- 7 -

Text Centered:

Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

For Registered Voting Instruction Form

Click below to Submit Vote, **view Voting Instructions**.

When shareholder clicks link to 'view Voting Instructions' the following pop up appears. Click Blue "X" to close

Text Centered:

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

Shareholder will exit by clicking the blue X
Return to the Meeting Agenda page

Right justified Blue Box: "Submit Vote" button

If shareholder leaves a proposal unvoted the following pop up appears:

Text centered

Just a moment…

We noticed that you left at least one proposal unvoted. Please note that any unvoted proposals will be counted as voting with the Board of {Trustees}

Shareholder can select blue X to exit the pop up

Shareholder can select Submit. *If Submit is selected, the shareholder is sent back to the Thank you Page Screen 4.*

Text - (centered)

{copyright symbol} 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.
CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links - (right justified) Accessibility Statement Privacy Statement Terms of Use & Linking Policy

- 8 -

SCREEN 3 – Learn Before You Vote Tab

Blue banner with white text. Left Justified

Control #************1234 Sign Out

See Screen 2 for Sign Out button functionality

Text Centered
Applicable {FIDELITY FUND NAME} for a single control number or {Blank) upon entering a consolidated control number or clicking the smartlink from their email.
2 Tabs open
Meeting Agenda *tab* Learn Before Your Vote

Learn Before You Vote tab is underlined. This is the active page

YYYY Special Meeting

To be held Day, Month DD, YYYY *{Meeting Date}*

Documents to Help You Learn Before You Vote {*Blue Circle with question mark}*

If shareholder clicks the "?", a pop-up box with the following language appears:]
In advance of a meeting of shareholders, the company is required to provide proxy materials digitally or physically to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

{Text: Centered}
Be more informed before making your vote count. Download and read these helpful documents to learn more about the proposals we're asking our shareholders to vote on.

ICON – Piece of paper with folded right hand corner
Hyperlink to Proxy materials
One ICON represents each applicable document e.g., Proxy statement, Prospectus

Notice and Access link to request materials

Hyperlink underlined: Request Printed Materials for this Meeting >

Pop Up box Opens

Blue X in right hand corner will close this box.

Request Printed Materials

The following documents will be delivered to the mailing address you have on file for this account:

Radio Button with applicable materials {Proxy Statement}

Open Box Deliver printed documents for all meetings associated with your account.

A check mark populates when shareholder clicks this box

Hyperlink in white text in blue box: Send Printed Documents >

After selecting the Send Printed Documents link the following box opens

- 9 -

Your request for materials has been submitted.   Green check within a green circle

Blue X in right hand corner will close this box

If shareholder makes additional request for hard copy the following message appears in red text preceded by a red triangle caution symbol: You have a pending request on file.

Proxy Card Text Centered:

Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Registered Voting Instruction Form Centered:

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion as permitted by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

Shareholder will exit by clicking the blue X

Footer Text (Centered)

© 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links right justified: Accessibility Statement   Privacy Statement   Terms of Use & Linking Policy

- 10 -

Screen 4 - Vote Submission Page

[*Upon casting a vote by clicking "SUBMIT VOTE" on Screen 2, shareholder sees Screen 4]*

Text - (Centered)
YYYY Special Meeting
To be held Day, Month DD, YYYY

Voted

Thank you for voting!
Your selections have been submitted successfully

(Applicable for Other Investments)
Please scroll down to see additional positions are available for voting.

Box with Printer Icon – Blue text: Print My Voting Choices Blue *Box with white text* Back to Agenda >

If shareholder chooses Print My Voting Choices, the Print box opens and shareholder proceeds to print the page

If shareholder chooses Back to Agenda button shareholder is brought back to Voting Screen 2.

Text within Box – Would you like to receive an email with your voting choices?
Label: Your email address
Box where shareholder enters their email address
Blue Box with white text: Send Email >
After shareholder enters their email address pop up box opens: The email with your voting choices has been sent. *Green circle with green checkmark.*
Shareholder clicks the blue X to close the window

Box where shareholder can enter another control number.
Label: Enter another control number
Box where shareholder enters the control number
Blue box with white text: Vote This Control Number >
After shareholders enters their next control number, they are brought back to the Agenda page

Text centered:

More options for this meeting (if applicable)

Enter another control number followed by blank box Blue Box with White Text: Vote This Control Number>

The following centered text appears for unvoted positions:

[Lists unvoted accounts with the same TIN and email address as the control number just voted]

Text centered:

You have other active meetings to vote:

Text left justified	*Right Justified*
Fidelity Funds – YYYY Special Meeting	
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>
Control # XXXXXXXXXXXX3456	
Fidelity Funds – YYYY Special Meeting	
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>

- 11 -

Control # XXXXXXXXXXXX7890

Upon choosing the Vote> button, shareholder is brought to the voting page. Only applicable proposals appear.

If E-delivery shareholder has additional proxies to vote, the following will appear:

Text centered:

You have other active meetings to vote:

Text left justified *Right justified Blue box with white text:*

Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY} Blue Box: Vote>
Control # XXXXXXXXXXXX3456

Upon choosing the Vote> button, shareholder is brought to the voting page. Only applicable proposals appear.

The following centered text appears for voted positions in jobs whose meeting date is in the future

Review or Change your recently voted meetings:

Text left justified *Right justified Blue box with white text:*

Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY} Blue Box: Review/Change>
Control # XXXXXXXXXXXX3456

If shareholder selects Review / Change button shareholder is brought back to Screen 2 Voting Page

The following centered text appears for positions in meetings that are now closed. These disappear one week after meeting date

Review your closed meetings:

Text left justified *Right justified Blue box with white text:*

Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY} Blue Box: Review
Control # XXXXXXXXXXXX3456

Text centered: Thank you for Voting!

Shareholder can select Back to Agenda

FIDELITY FUND NAME

YYYY Special Meeting

Meeting to be held Month DD, YYYY

Control # XXXXXXXXXXXX1234

- 12 -

Footer Text (Centered)

© 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links – right justified Accessibility Statement Privacy Statement Terms of Use & Linking Policy

- 13 -

Misc.

If shareholder remains inactive on site the following pop up will appear

Your session is about to expire.

To continue using ProxyVote.com, click Continue below. Otherwise, click Sign Out to exit ProxyVote.com.

White button with Blue Text: Sign Out
Blue button with white text: Continue>

If shareholder selects Continue they are brought back to most current page
If shareholder select Sign Out they are brought back to the log in page

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, a new window will open that presents information in the following format.]

MATERIAL HOSTING PAGE:

Text - (centered)

Fidelity funds

Proxy Materials

Proxy Dated	**Trust Name: Fund Name(s)**	**Link(s)**
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

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VOTE RECORD EMAILS

EZ VOTE Consolidated – Vote each account individually

Vote Trustees as a group & Individually

SUBJECT LINE: Here are your voting choices

From: registrar@proxyvote

ProxyVote

Thanks for voting!

{EXPANDED FUND NAME}

YYYY Special Meeting

To be held Day, Month DD, YYYY

Your voting directions for this meeting were received on {Month DD, YYYY at Hour:minute} p.m. ET.

Here's how you voted:

{EXPANDED FUND NAME}

Control #: xxxxxxxxxxxxxxxx

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01. Vote Board of Trustees:

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1 Election of Trustees: Trustee One
2 Election of Trustees: Trustee Two
3 Election of Trustees: Trustee Three
You Voted: **For / Withhold**

---

02. This is Proposal 2.

You Voted: **For / Against / Abstain**

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03. This is Proposal 3.

You Voted: **For / Against / Abstain**

---

04. Not Applicable

{EXPANDED FUND NAME}

Control #: xxxxxxxxxxxxxxxx

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01. Vote Board of Trustees:

1 Election of Trustees: Trustee One
You Voted**:** **For / Withhold**

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2 Election of Trustees: Trustee Two
You Voted**:** **For / Withhold**

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3 Election of Trustees: Trustee Three
You Voted**:** **For / Withhold**

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02. This is Proposal Two.

You Voted: **For / Against / Abstain**

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03. Not Applicable

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04. This is Proposal 4

You Voted: **For / Against / Abstain**

Need to change your vote? Voting is open until Month DD, YYYY 11:59 p.m. ET

Return to ProxyVote.com

Vote Record – Single Account – Vote Directors Individually

SUBJECT: Here are your voting choices

From: Registrar@proxyvote.com

To: {shareholder}

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Thanks for voting!

{EXPANDED FUND NAME}

YYYY Special Meeting

To be held Day, Month DD, YYYY

Your voting directions for this meeting (Control Number: xxxxxxxxxxxxxxx) were received on {Month DD, YYYY} at {Hour:minute} a.m. / p.m. ET.

Here's how you voted:

Shares available: x

01. Vote Board of Trustees:

1 Election of Trustee: Name One
You Voted: For / Withhold

2 Election of Trustee: Name Two
You Voted: For / Withhold

3 Election of Trustee: Name Three
You Voted: For / Withhold

02. This is Proposal 2
You Voted: For / Against / Abstain

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03. Not Applicable

Need to change your vote? Voting is open until {Month DD, YYYY} 11:59 p.m. ET

Return to ProxyVote.com

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Proxy Voting Q&A posted on fidelity.com

Proxy Voting by Shareholders of Fidelity Funds

Thank you for investing with Fidelity!

A mutual fund is an investment company, and your investment in shares of a Fidelity mutual fund makes you a shareholder of the fund. As a shareholder, you are entitled to vote on matters presented at a fund’s shareholder meeting.

Mutual funds, like other companies, hold shareholder meetings to present and discuss important management decisions that require shareholder input, including proposed changes to fund services or certain policies.

•	You are entitled to one vote for each dollar of net asset value you own.

The Trustees of your Fidelity Fund— most of whom are not affiliated with Fidelity—are responsible for considering your interests as a shareholder.

•	One privilege of a mutual fund shareholder is to participate in electing the Trustees for your Fidelity Fund.
•	In turn, the Trustees, after careful review, may request your vote on other proposals that affect the fund and your investment in it.

We believe that voting by proxy online or by phone is the most convenient way for you to participate in a Fidelity Fund vote.

•	You can cast a proxy vote online, over the telephone, or through postal mail.
•	That way, your vote can be counted without your having to attend the meeting in person.
•	Or you may attend a shareholder meeting to vote in person.

We appreciate your placing your trust in Fidelity, and thank you for allowing us to help you achieve your financial goals.

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Frequently Asked Questions

+	What is proxy voting?
+	When will I receive the information I need to vote?
+	How can I submit a proxy vote?
+	I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?
+	I used to enter a PIN when voting proxy—why is this no longer required?
+	I voted and I would like to change my vote—is this possible?
+	Does my vote matter?
+	Who are “Computershare”, “Broadridge” and D.F. King?
+	How can I opt out of telephone calls about shareholder proxy voting?

Frequently Asked Questions

- What is proxy voting?

When your vote is requested on proposals that affect the fund and your investment in it, you could, if you wanted, attend the shareholder meeting in person—or you could vote by proxy online or by phone. This way, your vote can be counted without your having to attend the meeting in person.

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-When will I receive the information I need to vote?

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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-How can I submit a proxy vote?

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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-I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 800-343-3548. On the voting screen, you may also choose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink® Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences. [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits and update their mail preferences.]

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-I used to enter a PIN when voting proxy—why is this no longer required?

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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-I voted and I would like to change my vote—is this possible?

Yes, you can vote again using the “Voted” link in the Action column as long as voting is still open. The latest valid vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Does my vote matter?

Your vote is extremely important, no matter how large or small your holdings may be.

In order to take action at a Fidelity Funds shareholder meeting, a quorum must be achieved. Quorum is achieved when a sufficient number of shareholders are represented in person or by proxy at the shareholder meeting. If quorum is not achieved, the meeting may adjourn to a future date.

Fidelity and/or a third-party proxy vendor attempts to reach shareholders via multiple mailings or emails to remind them to cast their votes. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted.

Voting your shares immediately when you receive notification will help the meeting achieve quorum and minimize additional expense and efforts to contact you by email or phone to solicit your vote.

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-Who are “Computershare”, “Broadridge” and D.F. King?

The shareholder proxy voting process is typically managed on behalf of the Fidelity funds by a proxy vendor. Fidelity may hire a third-party proxy vendor to call shareholders and record proxy votes. Computershare, Broadridge and D.F. King are examples of third-party proxy vendors that may have been retained by the Fidelity Funds.

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-How can I opt out of telephone calls about shareholder proxy voting?

Please call Fidelity at 800-343-3548 to make this request.

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Log Into Your Accounts For Proxy Materials (if any)Log In Required . [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits for proxy materials.]

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Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

What is Proxy Voting?

When will I receive the information I need to vote?

How can I submit a proxy vote?

I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

I used to enter a control number when voting proxy, why is this now no longer required?

I voted and I would like to change my vote, is this possible?

When can I expect to receive proxy materials?

Q: What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting.

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Q: When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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Q: How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Please note, online and telephone voting is available up until 11:59 PM EST on the day prior to the scheduled meeting. In order to vote on the day of the meeting, you must attend the meeting.

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Q: I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

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Q: I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using institutional.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

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Q: I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Proxy Help posted on institutional.fidelity.com

Proxy Materials Table

Proxy Type/Control Number

This column explains what type of shareholder meeting is taking place, and provides you with a unique control number that you’ll need to confirm your identity to submit a proxy vote. You might be asked to insert a security code in addition to the control number.

Due Date

The Due Date column reflects the meeting date minus one day. If you would like to cast a proxy vote online or by telephone, you will have the opportunity to do so up until 11:59 PM EST on the day prior to the scheduled meeting. If you would like to vote on the day of the meeting, you may do so by attending the meeting.

Status

The status column tells you which action you can take for a particular meeting, whether it’s casting a vote (Vote), changing a vote (Voted), or Meeting Closed.

Last Action Taken

This column shows the date on which you last voted or changed your vote, regardless of the method you used to submit your vote – by mail, telephone, or online.

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